THE ALLSTATE ADVISOR VARIABLE ANNUITIES
(ADVISOR, ADVISOR PLUS, ADVISOR PREFERRED)

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 5801 SW 6TH AVE., TOPEKA KS, 66606-0001
MAILING ADDRESS: P.O. BOX 758566, TOPEKA, KS 66675-8566
TELEPHONE NUMBER: 1-800-457-7617
FAX NUMBER: 1-785-228-4584
                                                   PROSPECTUS DATED MAY 1, 2011
--------------------------------------------------------------------------------

Allstate Life Insurance Company ("ALLSTATE LIFE") is offering the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

   .   ALLSTATE ADVISOR

   .   ALLSTATE ADVISOR PLUS

   .   ALLSTATE ADVISOR PREFERRED

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. Not all Contracts may be available in all states or through your sales representative. Please check with your sales representative for details.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 55* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

 FIDELITY(R) VARIABLE INSURANCE         PUTNAM VARIABLE TRUST (CLASS IB)
   PRODUCTS (SERVICE CLASS 2)
                                        AIM VARIABLE INSURANCE FUNDS (INVESCO
 FRANKLIN TEMPLETON VARIABLE INSURANCE    VARIABLE INSURANCE FUNDS) (SERIES I
   PRODUCTS TRUST (CLASS 2)               AND II)

 LORD ABBETT SERIES FUND, INC.          THE UNIVERSAL INSTITUTIONAL FUNDS,
   (CLASS VC)                             INC. (CLASS I & II)

 OPPENHEIMER VARIABLE ACCOUNT FUNDS
   (SERVICE SHARES)

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see page 44-48 for information about Variable Sub-Account and/or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your sales representative for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

FOR ALLSTATE ADVISOR PLUS CONTRACTS, EACH TIME YOU MAKE A PURCHASE PAYMENT, WE WILL ADD TO YOUR CONTRACT VALUE ("CONTRACT VALUE") A CREDIT ENHANCEMENT ("CREDIT ENHANCEMENT") OF UP TO 5% (DEPENDING ON THE ISSUE AGE AND YOUR TOTAL PURCHASE PAYMENTS) OF SUCH PURCHASE PAYMENT. EXPENSES FOR THIS CONTRACT MAY BE HIGHER THAN A CONTRACT WITHOUT THE CREDIT ENHANCEMENT. OVER TIME, THE AMOUNT OF THE CREDIT ENHANCEMENT MAY BE MORE THAN OFFSET BY THE FEES ASSOCIATED WITH THE CREDIT ENHANCEMENT.

WE (Allstate Life) have filed a Statement of Additional Information, dated
May 1, 2011, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 93 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

                               1     PROSPECTUS

IMPORTANT  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES
 NOTICES   DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
           PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           THE CONTRACTS MAY BE DISTRIBUTED THROUGH BROKER-DEALERS THAT HAVE RELATIONSHIPS WITH
           BANKS OR OTHER FINANCIAL INSTITUTIONS OR BY EMPLOYEES OF SUCH BANKS. HOWEVER, THE
           CONTRACTS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, SUCH
           INSTITUTIONS OR ANY FEDERAL REGULATORY AGENCY. INVESTMENT IN THE CONTRACTS INVOLVES
           INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           THE CONTRACTS ARE NOT FDIC INSURED.

                               2     PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                        PAGE
                   -----------------------------------------
                   OVERVIEW
                   -----------------------------------------
                      Important Terms                     4
                   -----------------------------------------
                      Overview of Contracts               6
                   -----------------------------------------
                      The Contracts at a Glance           7
                   -----------------------------------------
                      How the Contracts Work             12
                   -----------------------------------------
                      Expense Table                      13
                   -----------------------------------------
                      Financial Information              17
                   -----------------------------------------
                   CONTRACT FEATURES
                   -----------------------------------------
                      The Contracts                      17
                   -----------------------------------------
                      Purchases                          20
                   -----------------------------------------
                      Contract Value                     21
                   -----------------------------------------
                      Investment Alternatives            44
                   -----------------------------------------
                        The Variable Sub-Accounts        44
                   -----------------------------------------
                        The Fixed Account Options        51
                   -----------------------------------------
                        Transfers                        55
                   -----------------------------------------
                      Expenses                           57
                   -----------------------------------------
                      Access to Your Money               63
                   -----------------------------------------
                      Income Payments                    64
                   -----------------------------------------
                      Death Benefits                     73
                   -----------------------------------------

                                                                 PAGE
          -----------------------------------------------------------
          OTHER INFORMATION
          -----------------------------------------------------------
             More Information                                     80
          -----------------------------------------------------------
             Taxes                                                83
          -----------------------------------------------------------
             Annual Reports and Other Documents                   92
          -----------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS   93
          -----------------------------------------------------------
          APPENDIX A - ALLSTATE ADVISOR CONTRACT COMPARISON
           CHART                                                  94
          -----------------------------------------------------------
          APPENDIX B - MARKET VALUE ADJUSTMENT                    96
          -----------------------------------------------------------
          APPENDIX C - CALCULATION OF INCOME PROTECTION BENEFIT   98
          -----------------------------------------------------------
          APPENDIX D - WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME
           BENEFITS                                               99
          -----------------------------------------------------------
          APPENDIX E - WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH
           BENEFITS                                              100
          -----------------------------------------------------------
          APPENDIX F - CALCULATION OF EARNINGS PROTECTION DEATH
           BENEFIT                                               101
          -----------------------------------------------------------
          APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE -
           TRUERETURN ACCUMULATION BENEFIT                       103
          -----------------------------------------------------------
          APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION
           CALCULATION EXAMPLES                                  104
          -----------------------------------------------------------
          APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT
           OPTION CALCULATION EXAMPLES                           106
          -----------------------------------------------------------
          APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT
           OPTION CALCULATION EXAMPLES                           108
          -----------------------------------------------------------
          APPENDIX K - ACCUMULATION UNIT VALUES                  112
          -----------------------------------------------------------

                               3     PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                     PAGE
      -------------------------------------------------------------------
      AB Factor                                                       22
      -------------------------------------------------------------------
      Accumulation Benefit                                            22
      -------------------------------------------------------------------
      Accumulation Phase                                              12
      -------------------------------------------------------------------
      Accumulation Unit                                               17
      -------------------------------------------------------------------
      Accumulation Unit Value                                         17
      -------------------------------------------------------------------
      Allstate Life ("We")                                            80
      -------------------------------------------------------------------
      Annuitant                                                       18
      -------------------------------------------------------------------
      Automatic Additions Program                                     20
      -------------------------------------------------------------------
      Automatic Portfolio Rebalancing Program                         57
      -------------------------------------------------------------------
      Beneficiary                                                     19
      -------------------------------------------------------------------
      Benefit Base (for the TrueReturn Accumulation Benefit Option)   23
      -------------------------------------------------------------------
      Benefit Base (for the SureIncome Withdrawal Benefit Option)     31
      -------------------------------------------------------------------
      Benefit Base (for the SureIncome Plus Withdrawal Benefit
      Option)                                                         35
      -------------------------------------------------------------------
      Benefit Base (for the SureIncome For Life Withdrawal Benefit
      Option)                                                         40
      -------------------------------------------------------------------
      Benefit Payment (for the SureIncome Withdrawal Benefit
      Option)                                                         32
      -------------------------------------------------------------------
      Benefit Payment (for the SureIncome Plus Withdrawal Benefit
      Option)                                                         35
      -------------------------------------------------------------------
      Benefit Payment (for the SureIncome For Life Withdrawal
      Benefit Option)                                                 39
      -------------------------------------------------------------------
      Benefit Payment Remaining (for the SureIncome Withdrawal
      Benefit Option)                                                 32
      -------------------------------------------------------------------
      Benefit Payment Remaining (for the SureIncome Plus
      Withdrawal Benefit Option)                                      35
      -------------------------------------------------------------------
      Benefit Payment Remaining (for the SureIncome For Life
      Withdrawal Benefit Option)                                      39
      -------------------------------------------------------------------
      Benefit Year (for the SureIncome Withdrawal Benefit Option)     31
      -------------------------------------------------------------------
      Benefit Year (for the SureIncome Plus Withdrawal Benefit
      Option)                                                         35
      -------------------------------------------------------------------
      Benefit Year (for the SureIncome For Life Withdrawal Benefit
      Option)                                                         38
      -------------------------------------------------------------------
      Co-Annuitant                                                    18
      -------------------------------------------------------------------
      *Contract                                                       17
      -------------------------------------------------------------------
      Contract Anniversary                                             8
      -------------------------------------------------------------------
      Contract Owner ("You")                                          17
      -------------------------------------------------------------------
      Contract Value                                                   1
      -------------------------------------------------------------------
      Contract Year                                                    9
      -------------------------------------------------------------------
      Credit Enhancement                                               1
      -------------------------------------------------------------------
      Dollar Cost Averaging Program                                   57
      -------------------------------------------------------------------
      Due Proof of Death                                              73
      -------------------------------------------------------------------
      Earnings Protection Death Benefit Option                        75
      -------------------------------------------------------------------
      Enhanced Beneficiary Protection (Annual Increase) Option        74
      -------------------------------------------------------------------
      Excess of Earnings Withdrawal                                   75
      -------------------------------------------------------------------

                                                                    PAGE
        ----------------------------------------------------------------
        Fixed Account Options                                        51
        ----------------------------------------------------------------
        Free Withdrawal Amount                                       61
        ----------------------------------------------------------------
        Funds                                                         1
        ----------------------------------------------------------------
        Guarantee Option                                             70
        ----------------------------------------------------------------
        Guarantee Period Accounts                                    52
        ----------------------------------------------------------------
        Income Base                                                   9
        ----------------------------------------------------------------
        Income Plan                                                  64
        ----------------------------------------------------------------
        Income Protection Benefit Option                             68
        ----------------------------------------------------------------
        In-Force Earnings                                            75
        ----------------------------------------------------------------
        In-Force Premium                                             75
        ----------------------------------------------------------------
        Investment Alternatives                                      44
        ----------------------------------------------------------------
        IRA Contract                                                  9
        ----------------------------------------------------------------
        Issue Date                                                   12
        ----------------------------------------------------------------
        Market Value Adjustment                                      11
        ----------------------------------------------------------------
        Maximum Anniversary Value                                     8
        ----------------------------------------------------------------
        Maximum Anniversary Value (MAV) Death Benefit Option          8
        ----------------------------------------------------------------
        Payout Phase                                                 12
        ----------------------------------------------------------------
        Payout Start Date                                            64
        ----------------------------------------------------------------
        Portfolios                                                   81
        ----------------------------------------------------------------
        Qualified Contract                                           17
        ----------------------------------------------------------------
        Retirement Income Guarantee Options                          70
        ----------------------------------------------------------------
        Return of Premium Death Benefit                              11
        ----------------------------------------------------------------
        Rider Anniversary                                            22
        ----------------------------------------------------------------
        Rider Application Date                                        8
        ----------------------------------------------------------------
        Rider Date (for the TrueReturn Accumulation Benefit
        Option)                                                      22
        ----------------------------------------------------------------
        Rider Date (for the SureIncome Withdrawal Benefit Option)    31
        ----------------------------------------------------------------
        Rider Date (for the SureIncome Plus Withdrawal Benefit
        Option)                                                      35
        ----------------------------------------------------------------
        Rider Date (for the SureIncome For Life Withdrawal Benefit
        Option)                                                      39
        ----------------------------------------------------------------
        Rider Fee (for the TrueReturn Accumulation Benefit Option)   23
        ----------------------------------------------------------------
        Rider Fee (for the SureIncome Withdrawal Benefit Option)     32
        ----------------------------------------------------------------
        Rider Fee (for the SureIncome Plus Withdrawal Benefit
        Option)                                                      36
        ----------------------------------------------------------------
        Rider Fee (for the SureIncome For Life Withdrawal Benefit
        Option)                                                      40
        ----------------------------------------------------------------
        Rider Fee Percentage                                         30
        ----------------------------------------------------------------
        Rider Maturity Date                                          22
        ----------------------------------------------------------------
        Rider Period                                                  8
        ----------------------------------------------------------------
        Rider Trade-In Option (for the TrueReturn Accumulation
        Benefit Option)                                              30
        ----------------------------------------------------------------
        Rider Trade-In Option (for the SureIncome Withdrawal
        Benefit Option)                                              34
        ----------------------------------------------------------------
        Right to Cancel                                              21
        ----------------------------------------------------------------

                               4     PROSPECTUS

                                                                 PAGE
           ----------------------------------------------------------
           SEC                                                     51
           ----------------------------------------------------------
           Settlement Value                                        74
           ----------------------------------------------------------
           Spousal Protection Benefit (Co-Annuitant) Option        59
           ----------------------------------------------------------
           Spousal Protection Benefit (Co-Annuitant) Option for
           Custodial Individual Retirements Accounts               59
           ----------------------------------------------------------
           Standard Fixed Account Option                           52
           ----------------------------------------------------------
           SureIncome Covered Life                                 38
           ----------------------------------------------------------
           SureIncome Option Fee                                   60
           ----------------------------------------------------------
           SureIncome Plus Option                                  35
           ----------------------------------------------------------
           SureIncome Plus Option Fee                              60
           ----------------------------------------------------------
           SureIncome Plus Withdrawal Benefit Option               35
           ----------------------------------------------------------
           SureIncome For Life Option                              38
           ----------------------------------------------------------
           SureIncome For Life Option Fee                          60
           ----------------------------------------------------------
           SureIncome For Life Withdrawal Benefit Option           38
           ----------------------------------------------------------
           SureIncome ROP Death Benefit                            74
           ----------------------------------------------------------
           SureIncome Withdrawal Benefit Option                    31
           ----------------------------------------------------------
           Systematic Withdrawal Program                           64
           ----------------------------------------------------------
           Tax Qualified Contract                                  87
           ----------------------------------------------------------
           Transfer Period Accounts                                25
           ----------------------------------------------------------
           Trial Examination Period                                 7
           ----------------------------------------------------------
           TrueBalance/SM/ Asset Allocation Program                49
           ----------------------------------------------------------
           TrueReturn/SM/ Accumulation Benefit Option              22
           ----------------------------------------------------------

                                                                   PAGE
         --------------------------------------------------------------
         Valuation Date                                              20
         --------------------------------------------------------------
         Variable Account                                            81
         --------------------------------------------------------------
         Variable Sub-Account                                        44
         --------------------------------------------------------------
         Withdrawal Benefit Factor (for the SureIncome Withdrawal
         Benefit Option)                                             32
         --------------------------------------------------------------
         Withdrawal Benefit Factor (For the SureIncome Plus
         Withdrawal Benefit Option)                                  36
         --------------------------------------------------------------
         Withdrawal Benefit Factor (for the SureIncome For Life
         Withdrawal Benefit Option)                                  38
         --------------------------------------------------------------
         Withdrawal Benefit Payout Phase (for the SureIncome
         Withdrawal Benefit Option)                                  31
         --------------------------------------------------------------
         Withdrawal Benefit Payout Phase (for the SureIncome Plus
         Withdrawal Benefit Option)                                  35
         --------------------------------------------------------------
         Withdrawal Benefit Payout Phase (for the SureIncome For
         Life Withdrawal Benefit Option)                             37
         --------------------------------------------------------------
         Withdrawal Benefit Payout Start Date (for the SureIncome
         Withdrawal Benefit Option)                                  33
         --------------------------------------------------------------
         Withdrawal Benefit Payout Start Date (for the SureIncome
         Plus Withdrawal Benefit Option)                             37
         --------------------------------------------------------------
         Withdrawal Benefit Payout Start Date (for the SureIncome
         For Life Withdrawal Benefit Option)                         41
         --------------------------------------------------------------
         Withdrawal Benefit Option                                   31
         --------------------------------------------------------------
         Withdrawal Benefit Option Fee                               60
         --------------------------------------------------------------

* In certain states a Contract may be available only as a group Contract. If you purchase a group Contract, we will issue you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include all three Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.


                               5     PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits.+ They differ primarily with respect to the charges imposed, as follows:

..   The ALLSTATE ADVISOR CONTRACT has a mortality and expense risk charge of
    1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

..   The ALLSTATE ADVISOR PLUS CONTRACT offers Credit Enhancement of up to 5% on purchase payments, a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 8.5% with an 8-year withdrawal charge period;

..   The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 5-YEAR WITHDRAWAL CHARGE
    OPTION ("Package III") has a mortality and expense risk charge of 1.40%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 5-year withdrawal charge period;

..   The ALLSTATE ADVISOR PREFERRED CONTRACT WITH 3-YEAR WITHDRAWAL CHARGE
    OPTION ("Package II") has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period; and

..   The ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION
    ("Package I") has a mortality and expense risk charge of 1.60%, an administrative expense charge of 0.19%*, and no withdrawal charges.

Other differences among the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

+ Some broker/dealers and banks may limit the purchase of optional benefits and may limit participation in certain programs. Your individual sales representative will describe any such limitations to you.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract.

                               6     PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS         WE ARE NO LONGER OFFERING NEW CONTRACTS. You can add to your Contract as often and as much as you like, but each subsequent payment must be at least
                          $1,000 ($50 for automatic payments).

                          We reserve the right to accept a lesser initial purchase payment amount for each Contract. We may limit the cumulative amount of purchase payments to a maximum of $1,000,000 in any Contract.

                          For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement of up to
                          5% of such purchase payment.
---------------------------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("TRIAL EXAMINATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. If you cancel your Contract during the TRIAL EXAMINATION PERIOD, the amount we refund to you will not include any Credit Enhancement. See "Trial Examination Period" for details.
---------------------------------------------------------------------------------------------------------
EXPENSES                  Each Portfolio pays expenses that you will bear indirectly if you invest in a
                          Variable Sub-Account. You also will bear the following expenses:

                          ALLSTATE ADVISOR CONTRACTS

                          Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          ALLSTATE ADVISOR PLUS CONTRACTS

                          Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

                          Withdrawal charges ranging from 0% to 8.5% of purchase payments withdrawn.

                          ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 5-YEAR WITHDRAWAL CHARGE
                          OPTION)

                          Annual mortality and expense risk charge equal to 1.40% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH 3-YEAR WITHDRAWAL CHARGE
                          OPTION)

                          Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                               7     PROSPECTUS

  ALLSTATE ADVISOR PREFERRED CONTRACTS (WITH NO WITHDRAWAL CHARGE
  OPTION)

  Annual mortality and expense risk charge equal to 1.60% of average daily net assets.

  No withdrawal charge.

  ALL CONTRACTS

  Annual administrative expense charge of 0.19% (up to 0.35% for future
     Contracts).

  Annual contract maintenance charge of $30 (waived in certain cases).

  If you select the MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT
     OPTION ("MAV DEATH BENEFIT OPTION") you will pay an additional mortality and expense risk charge of 0.20%* (up to 0.30% for Options added in the future).

  If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
     OPTION, you will pay an additional mortality and expense risk charge of 0.30%*.

  If you select the EARNINGS PROTECTION DEATH BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later
     ("RIDER APPLICATION DATE").

  If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
     ("TRUERETURN OPTION") you would pay an additional annual fee ("RIDER
     FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE in effect on each Contract anniversary ("CONTRACT
     ANNIVERSARY") during the Rider Period. You may not select the TrueReturn Option together with a Retirement Income Guarantee
     Option or any Withdrawal Benefit Option.

  If you select the SUREINCOME OPTION, you would pay an additional annual fee ("SUREINCOME OPTION FEE") of 0.50% of the BENEFIT BASE on each Contract Anniversary (see the SureIncome Option Fee section). You may not select the SureIncome Option together with a Retirement
     Income Guarantee Option, a TrueReturn Option or any other
     Withdrawal Benefit Option.

  If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
     ("SUREINCOME PLUS OPTION") you would pay an additional annual fee
     ("SUREINCOME PLUS OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary
     (see the SureIncome Plus Option Fee section). You may not select the SureIncome Plus Option together with a Retirement Income Guarantee
     Option, a TrueReturn Option or any other Withdrawal Benefit Option.

  If you select the SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
     ("SUREINCOME FOR LIFE OPTION") you would pay an additional annual fee
     ("SUREINCOME FOR LIFE OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary
     (see the SureIncome For Life Option Fee section). You may not select the SureIncome For Life Option together with a Retirement Income
     Guarantee Option, a TrueReturn Option or any other Withdrawal
     Benefit Option.

                               8     PROSPECTUS

  We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 1
     ("RIG 1") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 1 prior to May 1, 2004, you will pay an additional annual fee ("Rider Fee") of 0.40%* of the INCOME BASE in effect on a Contract Anniversary.

  We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 2
     ("RIG 2") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 2 prior to May 1, 2004, you will pay an additional annual Rider Fee of 0.55%* of the INCOME BASE in effect on a Contract
     Anniversary.

  If you select the INCOME PROTECTION BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for Options added in the future) during the Payout Phase of your Contract.

  If you select the SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION OR
     SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT OPTION FOR CUSTODIAL
     INDIVIDUAL RETIREMENT ACCOUNTS ("CSP") you would pay an additional annual fee ("RIDER FEE") of 0.10%** (up to 0.15% for Options added in the future) of the Contract Value ("CONTRACT VALUE") on each Contract
     Anniversary. These Options are only available for certain types of IRA
     Contracts, which are Contracts issued with an Individual Retirement
     Annuity or Account ("IRA") under Section 408 of the Internal Revenue
     Code. The CSP is only available for certain Custodial Individual
     Retirement Accounts established under Section 408 of the Internal
     Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant)
     Option at any time prior to the time you elect to receive it.**

     ** NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR CONTRACT
     OWNERS WHO ADDED THESE OPTIONS PRIOR TO JANUARY 1, 2005. SEE
     PAGE 15 FOR DETAILS.

  Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12/th/ transfer in any Contract Year
     ("CONTRACT YEAR"), which we measure from the date we issue your Contract or a Contract Anniversary.

  State premium tax (if your state imposes one)

  NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES.

     WE MAY DISCONTINUE ANY OF THESE OPTIONS AT ANY TIME PRIOR TO THE
     TIME YOU ELECT TO RECEIVE IT.

     * DIFFERENT RATES APPLY TO CONTRACT OWNERS WHO ADDED THESE
     OPTIONS PRIOR TO MAY 1, 2003. SEE PAGE 14 FOR DETAILS.
---------------------------------------------------------------------------------

                               9     PROSPECTUS

-----------------------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES  Each Contract offers several investment alternatives including:

                         up to 3 Fixed Account Options that credit interest at rates we guarantee,
                            and

                         55* Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

                             Fidelity Management & Research Company

                             Franklin Advisers, Inc.

                             Franklin Advisory Services, LLC

                             Franklin Mutual Advisers, LLC

                             Lord, Abbett & Co. LLC

                             OppenheimerFunds, Inc.

                             Putnam Investment Management, LLC

                             Templeton Asset Management Ltd.

                             Templeton Investment Counsel, LLC

                             Van Kampen Asset Management

                             Morgan Stanley Investment Management, Inc.**

                            *Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-
                            Account are closed to Contract Owners not invested in the specified
                            Variable Sub-Accounts by a designated date. Please see page 44-48 for more information.

                            **Morgan Stanley Investment Management Inc., the adviser to the UIF
                            Portfolios, does business in certain instances using the name Van
                            Kampen.

                         NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL STATES OR WITH ALL
                         CONTRACTS.

                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at
                         1-800-457-7617.
-----------------------------------------------------------------------------------------------------
SPECIAL SERVICES         For your convenience, we offer these special services:

                         AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                         AUTOMATIC ADDITIONS PROGRAM

                         DOLLAR COST AVERAGING PROGRAM

                         SYSTEMATIC WITHDRAWAL PROGRAM

                         TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
-----------------------------------------------------------------------------------------------------

                               10     PROSPECTUS

-------------------------------------------------------------------------------------------------
INCOME PAYMENTS  You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                 life income with guaranteed number of payments

                 joint and survivor life income with guaranteed number of payments guaranteed number of payments for a specified period

                 life income with cash refund

                 joint life income with cash refund

                 life income with installment refund

                 joint life income with installment refund

                 Prior to May 1, 2004, Allstate Life also offered two Retirement Income
                 Guarantee Options that guarantee a minimum amount of fixed income payments you can receive if you elect to receive income payments.

                 In addition, we offer an Income Protection Benefit Option that guarantees that your variable income payments will not fall below a certain level.
-------------------------------------------------------------------------------------------------
DEATH BENEFITS   If you, the Annuitant, or Co-Annuitant die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract.
                 In addition to the death benefit included in your Contract ("RETURN OF
                 PREMIUM DEATH BENEFIT" or "ROP Death Benefit"), the death benefit options we currently offer include:

                 MAV DEATH BENEFIT OPTION;

                 ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION; and

                 EARNINGS PROTECTION DEATH BENEFIT OPTION

                 The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit,
                 ("SUREINCOME ROP DEATH BENEFIT").
-------------------------------------------------------------------------------------------------
TRANSFERS        Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the
                 Standard Fixed Account or Market Value Adjusted Account Options is $100.

                 A charge may apply after the 12/th/ transfer in each Contract Year.
-------------------------------------------------------------------------------------------------
WITHDRAWALS      You may withdraw some or all of your Contract Value at any time during the
                 Accumulation Phase and during the Payout Phase in certain cases. In general, you must withdraw at least $50 at a time. Withdrawals taken prior to the
                 Payout Start Date are generally considered to come from the earnings in the
                 Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a MARKET VALUE
                 ADJUSTMENT may also apply.

                 If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a
                 Withdrawal Benefit Option is in effect under your Contract. Your Contract will terminate if you withdraw all of your Contract Value.
-------------------------------------------------------------------------------------------------

                               11     PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 64. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

                                  [FLOW CHART]



Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-457-7617 if you have any question about how the Contracts work.

                               12     PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

THE TABLE BELOW LISTS THE EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY WHEN YOU BUY A CONTRACT. THE TABLE AND THE EXAMPLES THAT FOLLOW DO NOT REFLECT PREMIUM TAXES THAT MAY BE IMPOSED BY THE STATE WHERE YOU RESIDE. FOR MORE INFORMATION ABOUT VARIABLE ACCOUNT EXPENSES, SEE "EXPENSES," BELOW. FOR MORE INFORMATION ABOUT PORTFOLIO EXPENSES, PLEASE REFER TO THE PROSPECTUSES FOR THE PORTFOLIOS.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                     Number of Complete Years Since We Received the Purchase Payment
                                        Being Withdrawn/Applicable Charge:
 ----------------------------------------------------------------------------------------------------
 Contract:                             0       1       2       3       4      5    6       7    8+
 Allstate Advisor                      7%      7%      6%      5%      4%     3%   2%      0%    0%
 Allstate Advisor Plus               8.5%    8.5%    8.5%    7.5%    6.5%   5.5%   4%    2.5%    0%
 Allstate Advisor Preferred with:
  5-Year Withdrawal Charge Option      7%      6%      5%      4%      3%     0%
  3-Year Withdrawal Charge Option      7%      6%      5%      0%
  No Withdrawal Charge Option                          None

 All Contracts:
 Annual Contract Maintenance Charge                    $30**
 Transfer Fee                        up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                             Mortality and Expense Administrative  Total Variable Account
Basic Contract (without any optional benefit)                     Risk Charge      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                     1.10%              0.19%              1.29%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                1.40%              0.19%              1.59%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5-year Withdrawal Charge Option)         1.40%              0.19%              1.59%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3-year Withdrawal Charge Option)         1.50%              0.19%              1.69%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)             1.60%              0.19%              1.79%
-------------------------------------------------------------------------------------------------------------------------

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

   MAV Death Benefit Option                                      0.20%* (up to 0.30% for Options added in the future)
   Enhanced Beneficiary Protection (Annual Increase) Option      0.30%*
   Earnings Protection Death Benefit Option (issue age 0-70)     0.25% (up to 0.35% for Options added in the future)
   Earnings Protection Death Benefit Option (issue age 71-79)    0.40% (up to 0.50% for Options added in the future)

* For Contract Owners who added the MAV Death Benefit Option or Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the additional mortality and expense risk charge associated with each Option is 0.15%.

                               13     PROSPECTUS

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, and
Earnings                                                     Mortality and Expense Administrative  Total Variable Account
Protection Death Benefit Option (issue age 71-79)                Risk Charge*      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor                                                     2.00%              0.19%              2.19%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Plus                                                2.30%              0.19%              2.49%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (5-year Withdrawal Charge Option)         2.30%              0.19%              2.49%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (3-year Withdrawal Charge Option)         2.40%              0.19%              2.59%
-------------------------------------------------------------------------------------------------------------------------
Allstate Advisor Preferred (No Withdrawal Charge Option)             2.50%              0.19%              2.69%
-------------------------------------------------------------------------------------------------------------------------

* As described above the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

      TrueReturn/SM/ Accumulation Benefit Option                   0.50%*
      -------------------------------------------------------------------

* Up to 1.25% for Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

      SureIncome Withdrawal Benefit Option                         0.50%*
      -------------------------------------------------------------------

* Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

      SureIncome Plus Withdrawal Benefit Option                    0.65%*
      -------------------------------------------------------------------

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON EACH CONTRACT ANNIVERSARY)

      SureIncome For Life Withdrawal Benefit Option                0.65%*
      -------------------------------------------------------------------

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*

If you selected RIG 1, you would pay a Rider Fee at the annual rate of 0.40%** of the Income Base in effect on a Contract Anniversary. If you selected RIG 2, you would pay an additional Rider Fee at the annual rate of 0.55%** of the Income Base in effect on a Contract Anniversary. See "Retirement Income Guarantee Options" for details.

* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

** For Contract Owners who added RIG 1 prior to May 1, 2003, the annual rate is 0.25%. For Contract Owners who added RIG 2 prior to May 1, 2003, the annual rate is 0.45%.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

      Spousal Protection Benefit (Co-Annuitant) Option             0.10%*
      -------------------------------------------------------------------

* Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

                               14     PROSPECTUS

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

      Spousal Protection Benefit (Co-Annuitant) Option             0.10%*
      -------------------------------------------------------------------

* Applies to Contract Owners who select the Option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

INCOME PROTECTION BENEFIT OPTION

The Contracts are also available with the Income Protection Benefit Option. See "Income Payments - Income Protection Benefit Option," below, for a description of the Option. The charge for the Income Protection Benefit Option is currently 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the Income Protection Benefit Option charge to up to 0.75%. Once your Income Protection Benefit Option is in effect, however, we may not change the fee that applies to your Contract. See "Expenses
- Mortality and Expense Risk Charge," below, for details.

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           PORTFOLIO ANNUAL EXPENSES

                                                               Minimum Maximum
  ----------------------------------------------------------------------------
  Total Annual Portfolio Operating Expenses/(1)/ (expenses
  that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees,
  and other expenses)                                           0.70%   1.81%
  ----------------------------------------------------------------------------

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2010 (except as otherwise noted).

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses, and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   invested $10,000 in the Contract for the time periods indicated;

..   earned a 5% annual return on your investment;

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

..   elected the MAV Death Benefit Option and the Enhanced Beneficiary
    Protection (Annual Increase) Option;

..   elected the Earnings Protection Death Benefit Option (assuming issue age
    71-79);

..   elected the Spousal Protection Benefit (Co-Annuitant) Option; and

..   elected the SureIncome Plus Withdrawal Benefit Option.

                               15     PROSPECTUS

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                                                                             Allstate Advisor Preferred
                                                                                                    (with 5 Year
                                  Allstate Advisor              Allstate Advisor Plus         Withdrawal Charge Option)
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses  $1,153 $2,194  $3,165   $5,738  $1,308 $2,486  $3,501   $5,947  $1,181 $2,190  $3,206   $5,950
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses  $1,047 $1,888  $2,676   $4,878  $1,202 $2,183  $3,021   $5,116  $1,075 $1,886  $2,725   $5,120
--------------------------------------------------------------------------------------------------------------------------

                                 Allstate Advisor Preferred             Allstate Advisor Preferred
                               (with 3-Year Withdrawal Charge Option) (with No Withdrawal Charge Option)
                               1 Year   3 Years   5 Years   10 Years  1 Year    3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses             $1,191   $2,216    $2,992     $6,019    $606     $1,820  $3,038   $6,097
--------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses             $1,085   $1,914    $2,514     $5,197    $500     $1,519  $2,563   $5,285
--------------------------------------------------------------------------------------------------------

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                                                                             Allstate Advisor Preferred
                                                                                                    (with 5 Year
                                  Allstate Advisor              Allstate Advisor Plus         Withdrawal Charge Option)
                           1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years 1 Year 3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Maximum
Annual Portfolio Expenses   $558  $1,684  $2,825   $5,738   $586  $1,763  $2,949   $5,947   $586  $1,765  $2,951   $5,950
--------------------------------------------------------------------------------------------------------------------------
Costs Based on Minimum
Annual Portfolio Expenses   $452  $1,378  $2,336   $4,878   $480  $1,460  $2,468   $5,116   $480  $1,461  $2,470   $5,120
--------------------------------------------------------------------------------------------------------------------------

                                 Allstate Advisor Preferred             Allstate Advisor Preferred
                               (with 3-Year Withdrawal Charge Option) (with No Withdrawal Charge Option)
                               1 Year   3 Years   5 Years   10 Years  1 Year    3 Years 5 Years 10 Years
--------------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses              $596    $1,791    $2,992     $6,019    $606     $1,820  $3,038   $6,097
--------------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses              $490    $1,489    $2,514     $5,197    $500     $1,519  $2,563   $5,285
--------------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), AND THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. EXAMPLES FOR THE ALLSTATE ADVISOR PREFERRED CONTRACTS ASSUME THE ELECTION OF THE 5-YEAR WITHDRAWAL CHARGE OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.


                               16     PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K of this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract.


THE CONTRACTS
--------------------------------------------------------------------------------


CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..   the investment alternatives during the Accumulation and Payout Phases,

..   the amount and timing of your purchase payments and withdrawals,

..   the programs you want to use to invest or withdraw money,

..   the income payment plan(s) you want to use to receive retirement income,

..   the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..   the Beneficiary or Beneficiaries who will receive the benefits that the
    Contract provides when the last surviving Contract Owner or the Annuitant dies, and

..   any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any

                               17     PROSPECTUS
payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contracts. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 85. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT
SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

..   the individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA;

..   the Contract Owner must be age 90 or younger on the Rider Application Date;

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date;
    and

..   the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

..   the beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

..   the Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

..   the Co-Annuitant must be the legal spouse of the Annuitant and only one
    Co-Annuitant may be named;

..   the Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

..   the Annuitant must be age 90 or younger on the Rider Application Date; and

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date.

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant

                               18     PROSPECTUS
is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

..   your spouse or, if he or she is no longer alive,

..   your surviving children equally, or if you have no surviving children,

..   your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs

                               19     PROSPECTUS
it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.

PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
The minimum initial purchase payment for Non- Qualified Contracts is $10,000, ($2,000 for Contracts issued with an IRA or TSA). All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). For ALLSTATE ADVISOR PLUS CONTRACTS, purchase payments do not include any Credit Enhancements. You may make purchase payments at any time prior to the Payout Start Date; however, any additional payments after the initial purchase payment may be limited in some states. Please consult with your representative for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept a lesser initial purchase payment amount or lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We also reserve the right to reject any application. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your sales representative for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit the initial purchase payment that accompanies your completed application to your Contract within 2 business days after we receive the payment at our home office. If your application is incomplete, we will ask you to complete your application within 5 business days. If you do so, we will credit your initial purchase payment to your Contract within that 5 business day period. If you do not, we will return your purchase payment at the end of the 5 business day period unless you expressly allow us to hold it until you complete the application. We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

CREDIT ENHANCEMENT
For ALLSTATE ADVISOR PLUS CONTRACTS, each time you make a purchase payment, we will add to your Contract Value a Credit Enhancement equal to 4% of the purchase payment if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the date we receive the completed application for the Contract ("Application Date"). If the oldest Contract Owner or oldest Annuitant is age 86 or older and both are 90 or younger on the Application Date, we will add to your Contract Value a Credit Enhancement equal to 2% of the purchase payment. An additional Credit

                               20     PROSPECTUS

Enhancement will be added to your Contract if the cumulative purchase payments (including the purchase payment being made) less cumulative withdrawals exceed a certain threshold. The thresholds apply individually to each Allstate Advisor Plus Contract you own. The additional Credit Enhancements and their corresponding thresholds are as follows:

                 ADDITIONAL CREDIT           CUMULATIVE PURCHASE
                ENHANCEMENT FOR LARGE      PAYMENTS LESS CUMULATIVE
                     CONTRACTS             WITHDRAWALS MUST EXCEED:
            0.50% of the purchase payment         $  500,000
            1.00% of the purchase payment         $1,000,000

If you exercise your right to cancel the Contract during the Trial Examination Period, the amount we refund to you will not include any Credit Enhancement. See "TRIAL EXAMINATION PERIOD" below for details. The ALLSTATE ADVISOR PLUS CONTRACT may not be available in all states.

We will allocate any Credit Enhancements to the investment alternatives according to the allocation instructions you have on file with us at the time we receive your purchase payment. We will allocate each Credit Enhancement among the investment alternatives in the same proportions as the corresponding purchase payment. We do not consider Credit Enhancements to be investments in the Contract for income tax purposes.

We use a portion of the withdrawal charge and mortality and expense risk charge to help recover the cost of providing the Credit Enhancement under the Contract. See "Expenses." Under certain circumstances (such as a period of poor market performance) the cost associated with the Credit Enhancement may exceed the sum of the Credit Enhancement and any related earnings. You should consider this possibility before purchasing the Contract.

TRIAL EXAMINATION PERIOD
You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code
Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

For ALLSTATE ADVISOR PLUS CONTRACTs, we have received regulatory relief to enable us to recover the amount of any Credit Enhancement applied to Contracts that are cancelled during the Trial Examination Period. The amount we return to you upon exercise of this Right to Cancel will not include any Credit Enhancement or the amount of charges deducted prior to cancellation, but will reflect, except in states where we are required to return the amount of your purchase payments, any investment gain or loss associated with your Variable Account purchase payments and with the full amount of the Credit Enhancement, including the deduction of mortality and expense risk charges and administrative expense charges.

We reserve the right to allocate your purchase payments to the Putnam VT Money Market - Class IB Sub-Account during the Trial Examination Period.

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Putnam VT Money Market - Class IB Sub-Account. On the next Valuation Date 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for any state specific information.

CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment (for ALLSTATE ADVISOR PLUS CONTRACTS, your initial purchase payment plus the Credit Enhancement).

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable

                               21     PROSPECTUS

Sub-Account to your Contract. For ALLSTATE ADVISOR PLUS CONTRACTS, we would credit your Contract additional Accumulation Units of the Variable Sub-Account to reflect the Credit Enhancement paid on your purchase payment. See "Credit Enhancement." Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

..   changes in the share price of the Portfolio in which the Variable
    Sub-Account invests, and

..   the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation Benefit. The excess amount of any such increase will be allocated to the Putnam VT Money Market - Class IB Sub-Account. You may transfer the excess amount out of the Putnam VT Money Market - Class IB Sub-Account and into another investment alternative at any time

                               22     PROSPECTUS
thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB Factor" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                                  AB FACTORS
                       RIDER PERIOD    GUARANTEE GUARANTEE
                     (NUMBER OF YEARS) OPTION 1  OPTION 2
                     -------------------------------------
                            8            100.0%       NA
                     -------------------------------------
                            9            112.5%       NA
                     -------------------------------------
                            10           125.0%    100.0%
                     -------------------------------------
                            11           137.5%    110.0%
                     -------------------------------------
                            12           150.0%    120.0%
                     -------------------------------------
                            13           162.5%    130.0%
                     -------------------------------------
                            14           175.0%    140.0%
                     -------------------------------------
                            15           187.5%    150.0%
                     -------------------------------------
                            16           200.0%    160.0%
                     -------------------------------------
                            17           212.5%    170.0%
                     -------------------------------------
                            18           225.0%    180.0%
                     -------------------------------------
                            19           237.5%    190.0%
                     -------------------------------------
                            20           250.0%    200.0%
                     -------------------------------------

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

                 Guarantee Option:                        1
                 Rider Period:                            15
                 AB Factor:                             187.5%
                 Rider Date:                            1/2/04
                 Rider Maturity Date:                   1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $ 50,000

              On the Rider Maturity Date (1/2/19):
              Accumulation Benefit       =Benefit Base on Rider
                                          Maturity Date X AB
                                          Factor
                                         =$50,000 X 187.5%
                                         =$93,750

Example 2: Guarantee Option 2

                 Guarantee Option:                        2
                 Rider Period:                            15
                 AB Factor:                             150.0%
                 Rider Date:                            1/2/04
                 Rider Maturity Date:                   1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $ 50,000

              On the Rider Maturity Date (1/2/19):
              Accumulation Benefit       =Benefit Base on Rider
                                          Maturity Date X AB
                                          Factor
                                         =$50,000 X 150.0%
                                         =$75,000

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

..   The Benefit Base will be increased by purchase payments (and Credit
    Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

..   The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
    (b), with the result multiplied by (c), where:

   (a) = the withdrawal amount;

   (b) = the Contract Value immediately prior to the withdrawal; and

   (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income

                               23     PROSPECTUS
and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2, TrueBalance/SM/ Model Portfolio Options, and Fidelity VIP Freedom Funds Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

          GUARANTEE OPTION 1                     GUARANTEE OPTION 2
 -----------------------------------------------------------------------------
 *Model Portfolio Option 1              *Model Portfolio Option 2
 *TrueBalance Conservative Model        *TrueBalance Conservative Model
  Portfolio Option                       Portfolio Option
 *TrueBalance Moderately Conservative   *TrueBalance Moderately Conservative
  Model Portfolio Option                 Model Portfolio Option
 *Fidelity VIP Freedom Income Fund      *TrueBalance Moderate Model Portfolio
  Model Portfolio Option                 Option
 *Fidelity VIP Freedom 2010 Fund Model  *TrueBalance Moderately Aggressive
  Portfolio Option                       Model Portfolio Option
                                        *TrueBalance Aggressive Model
                                         Portfolio Option
                                        *Fidelity VIP Freedom Income Fund
                                         Model Portfolio Option
                                        *Fidelity VIP Freedom 2010 Fund Model
                                         Portfolio Option
                                        *Fidelity VIP Freedom 2020 Fund Model
                                         Portfolio Option
                                        *Fidelity VIP Freedom 2030 Fund Model
                                         Portfolio Option
 -----------------------------------------------------------------------------

NOTE: THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE ADDED TO THE TRUERETURN OPTION ON MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, MAY NOT BE USED WITH THE TRUERETURN OPTION. THE FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS UNDER GUARANTEE OPTION 1 AND GUARANTEE OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1,
2004). FOR GUARANTEE OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004), THE FIDELITY VIP FREEDOM FUNDS ARE PART OF THE AVAILABLE VARIABLE SUB-ACCOUNTS LISTED UNDER MODEL PORTFOLIO OPTION 2. PLEASE NOTE THAT ONLY CERTAIN FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE ABOVE.

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from

                               24     PROSPECTUS
the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for Allstate Advisor Plus Contracts) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio
1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004. The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category/(1)/:

                           MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
                                20% Category A
                                50% Category B
                                30% Category C
                                 0% Category D
--------------------------------------------------------------------------------
CATEGORY A
Putnam VT Money Market - Class IB Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account/(6)/
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(2)/
UIF U.S. Real Estate, Class II Sub-Account/(2)/
--------------------------------------------------------------------------------
CATEGORY C
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(6)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(6)/
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(7)/ Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account/(3)/
Putnam VT George Putnam Balanced Fund - Class IB (formerly, Putnam VT The
George Putnam Fund of Boston - Class IB)
Putnam VT Global Utilities - Class IB Sub-Account/(3)/
Putnam VT Voyager - Class IB Sub-Account
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(2)/
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account &
Invesco Van Kampen V. I. Mid Cap Value - Series II Sub-Account/(4)/
Invesco Van Kampen V.I. Comstock - Series II Sub-Account
Invesco Van Kampen V.I. Capital Growth - Series II Sub-Account
Invesco Van Kampen V. I. Growth and Income - Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1) Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account

                               25     PROSPECTUS

Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Putnam VT Global Health Care - Class IB Sub-Account/(3)/
Putnam VT Multi-Cap Growth - Class IB Sub-Account (formerly Putnam VT New Opportunities - Class IB Sub-Account)/(3)/
UIF Growth, Class I Sub-Account/(2)(4)(7)/
UIF Growth, Class II Sub-Account/(2)(4)(7)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(5)/
--------------------------------------------------------------------------------

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO
OPTION 1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3)The Putnam VT Global Health Care - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Multi-Cap Growth - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Global Utilities - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(4)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account.

(5)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(6)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(7)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I     UIF Growth Portfolio - Class I
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class II    UIF Growth Portfolio - Class II
 -----------------------------------------------------------------------------
     Oppenheimer Main Street Small        Oppenheimer Main Street Small- &
       Cap(R)/VA - Service Shares           Mid-Cap(R)/VA - Service Shares
              Sub-Account                            Sub-Account
 -----------------------------------------------------------------------------

* As noted above, certain Variable Sub-Accounts are closed to new investments. If you invested in these Variable Sub-Accounts prior to the effective close date, you may continue your investments. If prior to the effective close date, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed. If you choose to add this TrueReturn Option on or after the effective close date, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with this TrueReturn Option prior to adding it to your Contract.

MODEL PORTFOLIO OPTION 2

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the

                               26     PROSPECTUS
percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category/(1)/:

                           MODEL PORTFOLIO OPTION 2
                     (RIDER DATE PRIOR TO OCTOBER 1, 2004)
--------------------------------------------------------------------------------
                                10% Category A
                                20% Category B
                                50% Category C
                                20% Category D
--------------------------------------------------------------------------------
CATEGORY A
Putnam VT Money Market - Class IB Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account/(6)/
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(2)/
UIF U.S. Real Estate, Class II Sub-Account/(2)/
--------------------------------------------------------------------------------
CATEGORY C
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account/(6)/
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account/(3)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account (formerly, Putnam VT The George Putnam Fund of Boston)
Putnam VT Global Utilities - Class IB Sub-Account/(3)/
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account
UIF Mid Cap Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account and Invesco Van Kampen V.I. Mid Cap Value Fund - Series II Sub-Account/(4)/
Invesco Van Kampen V.I. Comstock - Series II Sub-Account
Van Kampen LIT Growth and Income, Class II Sub-Account
--------------------------------------------------------------------------------
CATEGORY D
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(6)/ Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account
Putnam VT Global Health Care - Class IB Sub-Account/(3)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Multi-Cap Growth Fund - Class IB Sub-Account (formerly, Putnam VT New Opportunities - Class IB Sub-Account)/(3)/
Putnam VT Voyager - Class IB Sub-Account
UIF Growth, Class I Sub-Account/(2)(7)/
UIF Growth, Class II Sub-Account/(2)(4)(7)/
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Capital Growth, Class II Sub-Account
Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account/(5)/
--------------------------------------------------------------------------------

THE FOLLOWING VARIABLE SUB-ACCOUNTS ARE NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004): FIDELITY VIP FREEDOM INCOME - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2010 - SERVICE CLASS 2 SUB-ACCOUNT, FIDELITY VIP FREEDOM 2020 - SERVICE CLASS 2 SUB-ACCOUNT AND FIDELITY VIP FREEDOM 2030 - SERVICE CLASS 2 SUB-ACCOUNT. INSTEAD, THE FIDELITY VIP FREEDOM FUNDS ARE AVAILABLE AS MODEL PORTFOLIO OPTIONS (SEE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE).

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3)The Putnam VT Global Health Care - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Multi-Cap Growth - Class IB Sub-Account (Category D under TrueReturn), the Putnam VT Research - Class IB Sub-Account (Category C under TrueReturn), and the Putnam VT Global Utilities - Class IB Sub-Account (Category C under TrueReturn) were offered only with Contracts issued prior to October 1, 2004, and closed to new investments effective October 1, 2004. If you add the TrueReturn Option to your Contract on or after October 1, 2004, you must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts available with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(4)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally

                               27     PROSPECTUS

  Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account.

(5)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(6)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(7)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I     UIF Growth Portfolio - Class I
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class II    UIF Growth Portfolio - Class II
 -----------------------------------------------------------------------------
     Oppenheimer Main Street Small        Oppenheimer Main Street Small- &
       Cap(R)/VA - Service Shares           Mid-Cap(R)/VA - Service Shares
              Sub-Account                            Sub-Account
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED.

Rider Date on or after October 1, 2004

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)/(1)/:

                           MODEL PORTFOLIO OPTION 2
                   (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
--------------------------------------------------------------------------------
                                   Available
--------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account FTVIP Franklin U.S. Government - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(5)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(5)/
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account/(5)/
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small Cap(R)/VA - Service Shares Sub-Account/(6)/ Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account (formerly, Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account)
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(2)/
UIF Equity and Income, Class II Sub-Account/(2)/
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Value, Class I Sub-Account & Invesco Van Kampen V.I. Mid Cap Value, Class II Sub-Account/(3)/
UIF U.S. Real Estate, Class II Sub-Account/(2) /

                               28     PROSPECTUS

Invesco Van Kampen V.I. Capital Growth - Series II Sub-Account
Invesco Van Kampen V.I. Comstock - Class II Sub-Account
Invesco Van Kampen V.I. Growth and Income - Series II Sub-Account
--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
UIF Growth, Class I Sub-Account &
UIF Growth, Class II Sub-Account/(2)(3)(6)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(4)/
--------------------------------------------------------------------------------

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the TrueReturn Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the TrueReturn Option prior to adding the TrueReturn Option to your Contract.*

(2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account.

(4)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(5)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I         UIF Growth Portfolio - Class I
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class II       UIF Growth Portfolio - Class II
 -----------------------------------------------------------------------------
     Oppenheimer Main Street Small        Oppenheimer Main Street Small- &
       Cap(R)/VA - Service Shares           Mid-Cap(R)/VA - Service Shares
              Sub-Account                            Sub-Account
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider

                               29     PROSPECTUS

Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 77 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

..   the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

..   the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

..   the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

..   the Model Portfolio Options will be determined by the Model Portfolio
    Options offered with the Guarantee Options available with the New Option;

..   any waiting period for canceling the New Option will start again on the new
    Rider Date;

..   any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

..   the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering any of these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Option, a new SureIncome Plus Option, or a new SureIncome For Life Option, provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the new Withdrawal
    Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you

                               30     PROSPECTUS
  select the SureIncome or SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your sales representative before trading in your TrueReturn Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

..   on the Rider Maturity Date;

..   on the Payout Start Date;

..   on the date your Contract is terminated;

..   on the date the Option is cancelled;

..   on the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   on the date the Option is replaced with a New Option under the Rider
    Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

FIDELITY VIP FREEDOM FUNDS MODEL PORTFOLIO OPTIONS.

If you choose one of the Fidelity VIP Freedom Funds Model Portfolio Options or transfer your entire Contract Value into one of the Fidelity VIP Freedom Funds Model Portfolio Options we will invest your Contract Value entirely into the Fidelity VIP Freedom Sub-Account associated with the Fidelity VIP Freedom Funds Model Portfolio Option you have currently selected. The following table lists the Fidelity VIP Freedom Sub-Account associated with each Fidelity VIP Freedom Funds Model Portfolio Option:

   FIDELITY VIP FREEDOM FUNDS MODEL             FIDELITY VIP FREEDOM
           PORTFOLIO OPTIONS                         SUB-ACCOUNT
 -----------------------------------------------------------------------------
   Fidelity VIP Freedom Income Fund     Fidelity VIP Freedom Income - Service
        Model Portfolio Option                   Class 2 Sub-Account
 -----------------------------------------------------------------------------
 Fidelity VIP Freedom 2010 Fund Model    Fidelity VIP Freedom 2010 - Service
           Portfolio Option                      Class 2 Sub-Account
 -----------------------------------------------------------------------------
 Fidelity VIP Freedom 2020 Fund Model    Fidelity VIP Freedom 2020 - Service
           Portfolio Option                      Class 2 Sub-Account
 -----------------------------------------------------------------------------
 Fidelity VIP Freedom 2030 Fund Model    Fidelity VIP Freedom 2030 - Service
           Portfolio Option                      Class 2 Sub-Account
 -----------------------------------------------------------------------------

The Fidelity VIP Freedom Funds Model Portfolio Options are available as Model Portfolio Options under Guarantee Option 1 and Guarantee Option 2 (Rider Date prior to October 1, 2004). For Guarantee Option 2 (Rider Date on or after October 1, 2004), the Fidelity VIP Freedom Funds are part of the available Variable Sub-Accounts listed under Model Portfolio Option 2. Please note only certain Fidelity VIP Freedom Funds Model Portfolio Options are available with your TrueReturn Option as summarized in the table under Investment Requirements above.

WITHDRAWAL BENEFIT OPTIONS
"WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

Some broker-dealers or banks may limit the availability of one or more Withdrawal Benefit Option. Your individual sales representative will describe any limitations to you.

SUREINCOME WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Withdrawal Benefit Option ("SureIncome Option"), which is available for an additional fee.

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments plus any applicable credit enhancements (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the

                               31     PROSPECTUS

SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

We may discontinue offering, at any time without prior notice, the SureIncome Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

   .   The Benefit Payment immediately prior to the withdrawal; or

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

                               32     PROSPECTUS

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

                               33     PROSPECTUS

INVESTMENT REQUIREMENTS

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). We currently offer the SureIncome Option or SureIncome Plus Withdrawal Benefit Option as New SureIncome Options available under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a Withdrawal Benefit Option and TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

..   The New SureIncome Option or any New Option will be made a part of your
    Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New SureIncome
    Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome or SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your sales representative before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

The SureIncome Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

                               34     PROSPECTUS

..   On the date the Contract is terminated;

..   On the date the SureIncome Option is cancelled;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Option is replaced with a New Option under the
    Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments plus any applicable credit enhancements, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 73.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is only available if the oldest Contract Owner and oldest Annuitant are age 85 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code
Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments (and

                               35     PROSPECTUS

Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Plus Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

..   The Benefit Payment immediately prior to the withdrawal; or

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

                               36     PROSPECTUS

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code
Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

                               37     PROSPECTUS

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section (page 73) for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME PLUS OPTION

The SureIncome Plus Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 73.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

                               38     PROSPECTUS

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.

We currently offer the following Withdrawal Benefit Factors:

                   ATTAINED AGE OF
               SUREINCOME COVERED LIFE WITHDRAWAL BENEFIT FACTOR
               ----------------------- -------------------------
                       50 - 59                     4%
                       60 - 69                     5%
                       70    +                     6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT CHANGE.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS)

                               39     PROSPECTUS
multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

..   If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

   .   The Benefit Payment immediately prior to the withdrawal; or

   . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements for Allstate Advisor Plus Contracts) received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

                               40     PROSPECTUS

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments (and Credit Enhancements in the case of ALLSTATE ADVISOR PLUS CONTRACTS) received on the date of this withdrawal,

                               41     PROSPECTUS
but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 73 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME FOR LIFE OPTION

The SureIncome For Life Option will terminate on the earliest of the following to occur:

..   The Benefit Payment is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

..   On the date the SureIncome For Life Option is cancelled as detailed under
    Death of Owner or Annuitant section above;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)
If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.

When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

1) to a MODEL PORTFOLIO OPTION available as described below;

2) to the DCA Fixed Account Option and then transfer all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and interest to an available Model Portfolio Option; or

3) to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

                          * MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
* TrueBalance Conservative Model Portfolio Option
* TrueBalance Moderately Conservative Model Portfolio Option
* TrueBalance Moderate Model Portfolio Option
* TrueBalance Moderately Aggressive Model Portfolio Option
* TrueBalance Aggressive Model Portfolio Option
--------------------------------------------------------------------------------

NOTE: THE TRUEBALANCE MODEL PORTFOLIO OPTIONS WERE FIRST MADE AVAILABLE IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION ON MAY 1, 2005. ANY TRUEBALANCE MODEL PORTFOLIOS OFFERED UNDER THE TRUEBALANCE ASSET ALLOCATION PROGRAM PRIOR TO MAY 1, 2005, MAY NOT BE USED IN CONNECTION WITH A WITHDRAWAL BENEFIT OPTION.

                               42     PROSPECTUS

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS) be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available" and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows/(1)/:

                                   Available
--------------------------------------------------------------------------------
Fidelity VIP Freedom Income - Service Class 2 Sub-Account
Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Franklin U.S. Government - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(5)/ Oppenheimer Balanced/VA - Service Shares Sub-Account/(5)/
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer High Income/VA - Service Shares Sub-Account/(5)/
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(6)/ Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB
Sub-Account (formerly, Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account)
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(2)/
UIF Equity and Income, Class II Sub-Account/(2)/
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Value, Class I Sub-Account &
Invesco Van Kampen V.I. Mid Cap Value, Class II Sub-Account/(3)/
UIF U.S. Real Estate, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Capital Growth - Series II Sub-Account
Invesco Van Kampen V.I. Comstock - Series II Sub-Account
Invesco Van Kampen V.I. Growth and Income - Series II, Class II Sub-Account
--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Fidelity VIP Growth Stock - Service Class 2 Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
UIF Growth, Class I Sub-Account &
UIF Growth, Class II Sub-Account/(2)(3)(6)/

                               43     PROSPECTUS

UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(4)/
--------------------------------------------------------------------------------

(1)The FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities -Class 2 Sub-Account, which were closed to new investments effective May 1, 2003, are not available with the SureIncome Option. You must transfer any portion of your Contract Value that is allocated to these Variable Sub-Accounts to any of the remaining Variable Sub-Accounts offered with the SureIncome Option prior to adding the SureIncome Option to your Contract.*

(2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(3)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Generally Contract Owners of Contracts issued prior to May 1, 2004, may invest only in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account.

(4)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

(5)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(6)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I     UIF Growth Portfolio - Class I
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class II    UIF Growth Portfolio - Class II
 -----------------------------------------------------------------------------
     Oppenheimer Main Street Small        Oppenheimer Main Street Small- &
       Cap(R)/VA - Service Shares           Mid-Cap(R)/VA - Service Shares
              Sub-Account                            Sub-Account
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD ANY WITHDRAWAL BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH A WITHDRAWAL BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio
Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.
INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 55 Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.


                               44     PROSPECTUS

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 1-800-457-7617 OR GO TO WWW.ACCESSALLSTATE.COM.
* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. In addition, Certain Variable Sub-Accounts are closed to Contract Owners not invested in the specified Variable Sub-Accounts by a designated date. Please see page 48 for more information.


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISER:
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R)               Long-term capital appreciation                          FIDELITY MANAGEMENT &
 Portfolio--Service Class 2                                                                      RESEARCH COMPANY
-----------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2010                High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation as the fund approaches its
                                          target date and beyond                                 STRATEGIC ADVISERS, INC.
-------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2020                High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation as the fund approaches its
                                          target date and beyond
-------------------------------------------------------------------------------------------------
Fidelity VIP Freedom 2030                High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation as the fund approaches its
                                          target date and beyond
-------------------------------------------------------------------------------------------------
Fidelity VIP Freedom Income              High total return with a secondary objective of
 Portfolio--Service Class 2               principal preservation
-------------------------------------------------------------------------------------------------
Fidelity VIP Growth Stock                To achieve capital appreciation                         FIDELITY MANAGEMENT &
 Portfolio--Service Class 2                                                                      RESEARCH COMPANY
-------------------------------------------------------------------------------------------------
Fidelity VIP Index 500                   Investment results that correspond to the total return
 Portfolio--Service Class 2               of common stocks publicly traded in the United
                                          States as represented by the Standard & Poor's
                                          500/(SM)/ Index (S&P 500(R))
-------------------------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio--Service  Long-term growth of capital
 Class 2
-------------------------------------------------------------------------------------------------
FTVIP Franklin Growth and Income         Capital appreciation with current income as a
 Securities Fund--Class 2                 secondary goal.
-------------------------------------------------------------------------------------------------
FTVIP Franklin Income Securities         Maximize income while maintaining prospects for
 Fund--Class 2                            capital appreciation.
-------------------------------------------------------------------------------------------------FRANKLIN ADVISERS, INC.
FTVIP Franklin Large Cap Growth          Capital appreciation
 Securities Fund--Class 2
-------------------------------------------------------------------------------------------------
FTVIP Franklin Small-Mid Cap Growth      Long-term capital growth.
 Securities Fund--Class 2/(1)/
-------------------------------------------------------------------------------------------------
FTVIP Franklin U.S. Government           Income
 Fund--Class 2
-------------------------------------------------------------------------------------------------
FTVIP Templeton Global Bond              High current income, consistent with preservation of
 Securities Fund--Class 2/(1)/            capital, with capital appreciation as a secondary
                                          consideration.
-------------------------------------------------------------------------------------------------
FTVIP Franklin Small Cap Value           Long-term total return.                                 FRANKLIN ADVISORY SERVICES,
 Securities Fund-- Class 2                                                                       LLC
-----------------------------------------------------------------------------------------------------------------------------
FTVIP Mutual Global Discovery            Capital appreciation
 Securities Fund-- Class 2                                                                       FRANKLIN MUTUAL ADVISERS,
-------------------------------------------------------------------------------------------------LLC
FTVIP Mutual Shares Securities           Capital appreciation with income as a secondary goal
 Fund--Class 2
-------------------------------------------------------------------------------------------------
FTVIP Templeton Developing Markets       Long-term capital appreciation.                         TEMPLETON ASSET
 Securities Fund--Class 2                                                                        MANAGEMENT LTD.
-----------------------------------------------------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities       Long-term capital growth.                               TEMPLETON INVESTMENT
 Fund--Class 2                                                                                   COUNSEL, LLC
-----------------------------------------------------------------------------------------------------------------------------

                               45     PROSPECTUS


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                    INVESTMENT ADVISER:
-------------------------------------------------------------------------------------------------------------------------
Lord Abbett Series Fund                  Long-term growth of capital and income without
 Inc.--Fundamental Equity Portfolio       excessive fluctuations in market value
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund                  High current income and the opportunity for capital
 Inc.--Bond-Debenture Portfolio           appreciation to produce a high total return             LORD, ABBETT & CO. LLC
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Inc.--Growth     Long-term growth of capital and income without
 and Income Portfolio                     excessive fluctuations in market value
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Inc.--Growth     Capital appreciation
 Opportunities Portfolio
--------------------------------------------------------------------------------------------------
Lord Abbett Series Fund Inc.--Mid-Cap    Capital appreciation through investments, primarily
 Value Portfolio                          in equity securities, which are believed to be
                                          undervalued in the marketplace
--------------------------------------------------------------------------------------------------
Oppenheimer Small- & Mid-Cap Growth      Capital appreciation by investing in "growth type"
 Fund/ VA--Service Shares/(6)/            companies.
--------------------------------------------------------------------------------------------------
Oppenheimer Balanced Fund/VA--Service    A high total investment return, which includes
 Shares/(6)/                              current income and capital appreciation in the
                                          value of its shares.
--------------------------------------------------------------------------------------------------
Oppenheimer Core Bond Fund/VA--Service   High level of current income. As a secondary
 Shares                                   objective, the Portfolio seeks capital appreciation     OPPENHEIMERFUNDS, INC.
                                          when consistent with its primary objective.
--------------------------------------------------------------------------------------------------
Oppenheimer Capital Appreciation         Capital appreciation by investing in securities of well-
 Fund/VA-- Service Shares                 known, established companies.
--------------------------------------------------------------------------------------------------
Oppenheimer Global Securities            Long-term capital appreciation by investing a
 Fund/VA--Service Shares                  substantial portion of assets in securities of foreign
                                          issuers, growth-type companies, cyclical industries
                                          and special situations that are considered to have
                                          appreciation possibilities.
--------------------------------------------------------------------------------------------------
Oppenheimer High Income                  A high level of current income from investment in
 Fund/VA--Service Shares/(6)/             high-yield, lower-grade, fixed-income securities
                                          that the Fund's manager, OppenheimerFunds, Inc.,
                                          believes does not involve undue risk.
--------------------------------------------------------------------------------------------------
Oppenheimer Main Street                  High total return (which includes growth in the value
 Fund(R)/VA--Service Shares               of its shares as well as current income) from equity
                                          and debt securities.
--------------------------------------------------------------------------------------------------
Oppenheimer Main Street Small- &         Capital appreciation.
 Mid-Cap Fund(R)/VA--Service Shares/(7)/
--------------------------------------------------------------------------------------------------
Oppenheimer Global Strategic Income      A high level of current income principally derived
 Fund/VA-- Service Shares                 from interest on debt securities.
--------------------------------------------------------------------------------------------------

                               46     PROSPECTUS


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISER:
---------------------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund--Class IB   Capital growth and current income.
-------------------------------------------------------------------------------------------------
Putnam VT George Putnam Balanced         To provide a balanced investment composed of a well
 Fund--Class IB (formerly, Putnam VT      diversified portfolio of value stocks and bonds,
 The George Putnam Fund of                which produce both capital growth and current
 Boston--Class IB)                        income.
-------------------------------------------------------------------------------------------------
Putnam VT Global Asset Allocation        A high level of long-term total return consistent with
 Fund--Class IB                           preservation of capital.
-------------------------------------------------------------------------------------------------
Putnam VT Growth and Income Fund--Class  Capital growth and current income.
 IB
-------------------------------------------------------------------------------------------------
Putnam VT Global Health Care             Capital appreciation.                                   PUTNAM INVESTMENT
 Fund--Class IB/(2)/                                                                             MANAGEMENT, LLC
-------------------------------------------------------------------------------------------------("PUTNAM MANAGEMENT")
Putnam VT High Yield Fund--Class IB      High current income. Capital growth is a secondary
                                          goal when consistent with achieving high current
                                          income.
-------------------------------------------------------------------------------------------------
Putnam VT Income Fund--Class IB          High current income consistent with what Putnam
                                          Management believes to be prudent risk.
-------------------------------------------------------------------------------------------------
Putnam VT International Equity           Capital appreciation.
 Fund--Class IB
-------------------------------------------------------------------------------------------------
Putnam VT Investors Fund--Class IB       Long-term growth of capital and any increased
                                          income that results from this growth.
-------------------------------------------------------------------------------------------------
Putnam VT Money Market Fund--Class IB    As high a rate of current income as Putnam
                                          Management believes is consistent with
                                          preservation of capital and maintenance of
                                          liquidity.
-------------------------------------------------------------------------------------------------
Putnam VT Multi-Cap Growth Fund--Class   Long-term capital appreciation.
 IB (formerly, Putnam VT New
 Opportunities Fund--Class IB)/(2)/
-------------------------------------------------------------------------------------------------
Putnam VT Research Fund--Class IB/(2)/   Capital appreciation.
-------------------------------------------------------------------------------------------------
Putnam VT Global Utilities Fund--Class   Capital growth and current income.
 IB/(2)/
-------------------------------------------------------------------------------------------------
Putnam VT Voyager Fund--Class IB         Capital appreciation.
-------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class I & UIF      Long-term capital appreciation by investing primarily
 Growth Portfolio, Class II/(5)(7)/       in growth-oriented equity securities of large
                                          capitalization companies.
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio,     High total return by investing primarily in fixed
 Class II                                 income securities of government and government-        MORGAN STANLEY INVESTMENT
                                          related issuers and, to a lesser extent, of corporate  MANAGEMENT, INC./(4)/
                                          issuers in emerging market countries.
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II Long-term capital appreciation.
-------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II   Long-term capital growth by investing primarily in
                                          common stocks and other equity securities.
-------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio,      Long-term capital appreciation by investing primarily
 Class II                                 in growth-oriented equity securities of small
                                          companies.
-------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II Above average current income and long-term capital appreciation by investing primarily in equity
                                          securities of companies in the U.S. real estate
                                          industry, including real estate investment trusts.
-------------------------------------------------------------------------------------------------

                               47     PROSPECTUS


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                               INVESTMENT ADVISER:
--------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Capital Growth   Capital appreciation.
 Fund, Series II
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Comstock, Fund,  Capital growth and income through investments in
 Series II                                equity securities, including common stocks,
                                          preferred stocks and securities convertible into   INVESCO ADVISERS, INC.
                                          common and preferred stocks.
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Equity and       Capital appreciation and current income.
 Income Fund--Series II
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and       Long-term growth of capital and income.
 Income Fund, Series II
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth   Capital growth
 Fund, Series II/(3)/
---------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Above-average total return over a market cycle of
 Fund-- Series I & Invesco Van Kampen     three to five years by investing in common stocks
 V.I. Mid Cap Value Fund--Series II/(5)/  and other equity securities.
---------------------------------------------------------------------------------------------

(1) Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account and the FTVIP Templeton Global Bond Securities - Class 2 Sub-Accounts are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts you may continue those investments. If, prior to May 1, 2003, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2) Effective October 1, 2004, the Putnam VT Global Health Care - Class IB Sub-Account, Putnam VT Multi-Cap Growth - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account and the Putnam VT Global Utilities - Class IB Sub-Account Portfolios are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If, prior to October 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3) Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II no longer available for new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio you may continue your investment. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(4) Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances as Van Kampen.

(5) The Variable Sub-Accounts that invest in the UIF Growth Portfolio, Class II and the Invesco Van Kampen V.I. Mid Cap Value Fund - Series II are offered with Contracts issued on or after May 1, 2004. Contracts issued prior to May 1, 2004, may only invest in the Variable Sub-Accounts that invest in the UIF Growth Portfolio, Class I and the Invesco Van Kampen Mid Cap Value Fund - Series I Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value Fund - Series II.

(6)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer High Income/VA - Service Shares Sub-Account Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

(7)Effective May 1, 2011, the following Portfolios changed their names:

             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I     UIF Growth Portfolio - Class I
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class II    UIF Growth Portfolio - Class II
 -----------------------------------------------------------------------------
     Oppenheimer Main Street Small        Oppenheimer Main Street Small- &
       Cap(R)/VA - Service Shares           Mid-Cap(R)/VA - Service Shares
              Sub-Account                            Sub-Account
 -----------------------------------------------------------------------------

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS IN, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

                               48     PROSPECTUS

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
THE TRUEBALANCE ASSET ALLOCATION PROGRAM ("TRUEBALANCE PROGRAM") IS NO LONGER OFFERED FOR NEW ENROLLMENTS. IF YOU ENROLLED IN THE TRUEBALANCE PROGRAM PRIOR TO JANUARY 31, 2008, YOU MAY REMAIN IN THE PROGRAM. IF YOU TERMINATE YOUR ENROLLMENT OR OTHERWISE TRANSFER YOUR CONTRACT VALUE OUT OF THE PROGRAM, YOU MAY NOT RE-ENROLL.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Allstate Life and the principal underwriter of the Contracts, Allstate Distributors, L.L.C. ("Allstate Distributors"), do not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. For TrueBalance model portfolios selected on or after May 1, 2005, at the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Account according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must

                               49     PROSPECTUS
submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may select only one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your sales representative before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005. TRUEBALANCE MODEL PORTFOLIOS SELECTED PRIOR TO MAY 1, 2005, ARE NOT AVAILABLE WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected prior to May 1, 2005, you may make transfers to any of the available investment alternatives, except the DCA Fixed Account Option. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. Transfers to investment alternatives that are not included in the model portfolio you selected may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. You should consult with your sales representative before making transfers outside the model portfolio allocations.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, with the TrueReturn Option or SureIncome Option, you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Accumulation Benefit Option, on the Rider Maturity Date the Contract Value may be increased due to the Option. Any increase will be allocated to the Putnam VT Money Market. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED ON OR AFTER MAY 1, 2005, WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected on or after May 1, 2005, without the TrueReturn or SureIncome Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the contract, from the Fixed Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced

                               50     PROSPECTUS
at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your sales representative before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio allocations. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your sales representative.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------


You may allocate all or a portion of your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 57.

This option allows you to allocate purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Putnam VT Money Market Variable Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Putnam VT Money Market Variable Sub- Account in this manner may not be consistent with the theory of dollar cost averaging described on page 57.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Putnam VT Money Market Variable Sub-Account unless you request a different investment alternative.

                               51     PROSPECTUS

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option currently is not available if you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

The DCA Fixed Account Option may not be available in your state. Please check with your representative for availability.

STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For ALLSTATE ADVISOR CONTRACTS, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. FOR ALLSTATE ADVISOR PLUS AND ALLSTATE ADVISOR PREFERRED CONTRACTS, WE CURRENTLY ARE NOT OFFERING THE STANDARD FIXED ACCOUNT OPTION. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your representative for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Standard Fixed Guarantee Period
    Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

..   you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

                               52     PROSPECTUS

..   you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with ALLSTATE ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods"). We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your sales representative for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

                               53     PROSPECTUS

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

                               54     PROSPECTUS

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

                               55     PROSPECTUS

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

                               56     PROSPECTUS

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

   Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Putnam VT Income - Class IB Sub-Account and 60% to be in the Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Putnam VT Income - Class IB Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Putnam VT Income
   - Class IB Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account so that the percentage allocations would again be 40% and 60%, respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES
--------------------------------------------------------------------------------


As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Putnam VT Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

..   for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

                               57     PROSPECTUS

..   for a Contract Anniversary if, on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We also reserve the right to waive this charge if you own more than one Contract and the Contracts meet certain minimum dollar amount requirements. In addition, we reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE
We deduct an administrative expense charge daily at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

                    ALLSTATE ADVISOR                   1.10%
                    ----------------------------------------
                    ALLSTATE ADVISOR PLUS              1.40%
                    ----------------------------------------
                    ALLSTATE ADVISOR PREFERRED
                    (5-YEAR WITHDRAWAL CHARGE OPTION)  1.40%
                    ----------------------------------------
                    ALLSTATE ADVISOR PREFERRED
                    (3-YEAR WITHDRAWAL CHARGE OPTION)  1.50%
                    ----------------------------------------
                    ALLSTATE ADVISOR PREFERRED
                    (NO WITHDRAWAL CHARGE OPTION)      1.60%
                    ----------------------------------------

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. The mortality and expense risk charge also helps pay for the cost of the Credit Enhancement under the ALLSTATE ADVISOR PLUS CONTRACT. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

..   MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%. For Contract Owners who added the MAV Death Benefit Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. For Contract Owners who added the Enhanced Beneficiary Protection (Annual Increase) Option prior to May 1, 2003, the mortality and expense risk charge is 0.15%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

   . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

   . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

   The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

..   Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

                               58     PROSPECTUS

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select; however, we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT (CO- ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/ or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE
We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. For Contract Owners who added RIG 1 prior to
May 1, 2003, the annual Rider Fee is 0.25%. The current annual

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Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary.
For Contract Owners who added RIG 2 prior to May 1, 2003, the annual Rider Fee is 0.45%. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE
We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "WITHDRAWAL BENEFIT OPTION FEES". "WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be

                               60     PROSPECTUS

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equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 13. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 53 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments (excluding Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

..   The Free Withdrawal Amount described above; or

..   Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

If you have selected the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION, there are no withdrawal charges applicable and, therefore, no Free Withdrawal Amount. Amounts withdrawn may be subject to a Market Value Adjustment or applicable taxes.

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ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

..   the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..   withdrawals taken to satisfy IRS minimum distribution rules for the
    Contract; or

..   withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts, and to help defray the cost of the Credit Enhancement for the ALLSTATE ADVISOR PLUS CONTRACTS. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, or the cost of the Credit Enhancement, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF " includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

These waivers do not apply under the ALLSTATE ADVISOR PREFERRED CONTRACT WITH NO WITHDRAWAL CHARGE OPTION.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because

                               62     PROSPECTUS
of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES
Each Portfolio deducts management fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses see page 13. Allstate Life or the principal underwriter of the Contracts, Allstate Distributors, receives compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution (12b-1), or other services Allstate Distributors or we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 64.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 52.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

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WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2.  An emergency exists as defined by the SEC, or

3.  The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your sales representative or call us at 1-800-457-7617 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

..   the Annuitant's 99th birthday, or

..   the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income

                               64     PROSPECTUS

Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

..   fixed income payments;

..   variable income payments; or

..   a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600. We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any

                               65     PROSPECTUS
remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

..   You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

..   You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

                               66     PROSPECTUS

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                                    Number of Complete Years Since We Received the Purchase
                                    Payment Being Withdrawn/Applicable Charge:
 CONTRACT:                           0      1      2      3      4      5     6     7    8+
 --------------------------------------------------------------------------------------------
 Allstate Advisor                     7%     7%     6%     5%     4%     3%   2%     0%  0%
 Allstate Advisor Plus              8.5%   8.5%   8.5%   7.5%   6.5%   5.5%   4%   2.5%  0%
 Allstate Advisor Preferred with:
  5-Year Withdrawal Charge Option     7%     6%     5%     4%     3%     0%
  3-Year Withdrawal Charge Option     7%     6%     5%     0%
  No Withdrawal Charge Option                         None

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semiannual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

..   terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..   reduce the frequency of your payments so that each payment will be at least
    $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and
(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this

                               67     PROSPECTUS
amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

..   The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

..   You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

..   You may apply the Income Protection Benefit Option to more than one Income
    Plan.

..   The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

..   You may only add the Income Protection Benefit Option on the Payout Start
    Date and, once added, the option cannot be cancelled.

..   You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

..   You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement/(1)/:

UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable

                               68     PROSPECTUS
income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

Fidelity VIP Freedom Income - Service Class 2 Sub-Account
FTVIP Franklin U.S. Government - Class 2 Sub-Account
Oppenheimer Core Bond/VA - Service Shares Sub-Account
Oppenheimer Global Strategic Income/VA - Service Shares Sub-Account
Putnam VT Income - Class IB Sub-Account
Putnam VT Money Market - Class IB Sub-Account
--------------------------------------------------------------------------------

RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account
Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Index 500 - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Franklin Growth and Income Securities - Class 2 Sub-Account
FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Franklin Small Cap Value Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Lord Abbett Series - Fundamental Equity Sub-Account
Lord Abbett Series - Bond-Debenture Sub-Account
Lord Abbett Series - Growth and Income Sub-Account
Lord Abbett Series - Growth Opportunities Sub-Account
Lord Abbett Series - Mid-Cap Value Sub-Account
Oppenheimer Balanced/VA - Service Shares Sub-Account/(6)/
Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account
Oppenheimer Global Securities/VA - Service Shares Sub-Account
Oppenheimer High Income/VA Sub-Account/(6)/
Oppenheimer Main Street(R)/VA - Service Shares Sub-Account
Oppenheimer Main Street Small- & Mid-Cap(R)/VA - Service Shares Sub-Account/(7)/ Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Global Asset Allocation - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account
Putnam VT High Yield - Class IB Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account
Putnam VT Research - Class IB Sub-Account/(5)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account (formerly, Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account)
Putnam VT Global Utilities - Class IB Sub-Account/(5)/
Putnam VT Voyager - Class IB Sub-Account
Invesco Van Kampen V.I. Comstock - Series II, Class II Sub-Account
Invesco Van Kampen V.I. Growth and Income - Series II Sub-Account
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account
UIF Growth, Class II Sub-Account (Class I & II)/(2)(4)(7)/
UIF Global Franchise, Class II Sub-Account/(4)/
Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account (Class I &
II)/(2)/
UIF U.S. Real Estate, Class II Sub-Account/(4)/
--------------------------------------------------------------------------------

EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Fidelity VIP Growth Stock - Service Class 2 Sub-Account
FTVIP Templeton Developing Markets Securities - Class 2 Sub-Account
Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account/(6)/
Putnam VT Global Health Care - Class IB Sub-Account/(5)/
Putnam VT Multi-Cap Growth - Class IB Sub-Account (formerly, Putnam VT New Opportunities - Class IB Sub-Account)/(5)/
UIF Emerging Markets Debt, Class II Sub-Account/(4)/
UIF Mid Cap Growth, Class II Sub-Account/(4)/
UIF Small Company Growth, Class II Sub-Account/(4)/
Invesco Van Kampen V.I. Capital Growth - Series II Sub-Account
Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account/(3)/
--------------------------------------------------------------------------------
(1)Effective May 1, 2003, the FTVIP Franklin Small-Mid Cap Growth Securities - Class 2 Sub-Account, and the FTVIP Templeton Global Bond Securities - Class
   2 Sub-Account are no longer available for new investments. If you are currently invested in the Variable Sub-Accounts that invest in these Portfolios you may continue your investment. If you are currently enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Portfolios in accordance with that program.*

(2)The UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account are offered with Contracts issued on or after May 1, 2004. Contract Owners of Contracts issued prior to May 1, 2004, may only invest in the UIF Growth, Class I Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series I Sub-Account. Contracts issued prior to May 1, 2004 that participate in certain TrueBalance model portfolios may invest in UIF Growth, Class II Sub-Account and the Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account.

(3)Effective May 1, 2006, the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II was closed to new investments. If you are currently invested in the Variable Sub-Account that invests in this Portfolio, you may continue your investment.*

(4)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(5)Effective October 1, 2004, the Putnam VT Global Health Care - Class IB Sub-Account, Putnam VT Multi-Cap Growth - Class IB Sub-Account, Putnam VT Research - Class IB Sub-Account, and the Putnam VT Global Utilities - Class IB Sub-Account closed to new investments.*

(6)Effective as of August 30, 2010, the following Variable Sub-Accounts closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer High Income/VA - Service Shares Sub-Account

  Oppenheimer Small- & Mid-Cap Growth/VA - Service Shares Sub-Account

  Effective as of November 19, 2010, the following Variable Sub-Account closed to all Contract Owners except those Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date:

  Oppenheimer Balanced/VA - Service Shares Sub-Account

  Contract Owners who had contract value invested in the indicated Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Accounts thereafter, although they will not be permitted to invest in the Variable Sub-Accounts if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who did not have contract value invested in the indicated Variable Sub-Accounts as of the specified closure date may not invest in the Variable Sub-Accounts.

                               69     PROSPECTUS

(7)Effective May 1, 2011, the following Portfolios changed their names:
             PREVIOUS NAME                            NEW NAME
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I     UIF Growth Portfolio - Class I
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class II    UIF Growth Portfolio - Class II
 -----------------------------------------------------------------------------
     Oppenheimer Main Street Small        Oppenheimer Main Street Small- &
       Cap(R)/VA - Service Shares           Mid-Cap(R)/VA - Service Shares
              Sub-Account                            Sub-Account
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF YOU CHOOSE TO ADD THE INCOME PROTECTION BENEFIT OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THE INCOME PROTECTION BENEFIT OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection
Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

..   adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

..   deducting any applicable taxes; and

..   applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS
Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program, except for Contract Owners who added RIG 1 or RIG 2 prior to May 1, 2003. For Contract Owners who added RIG 1 or RIG 2 on or after May 1, 2003, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd
Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your sales representative for details. The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

                               70     PROSPECTUS

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

..   The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

..   The Payout Start Date must occur during the 30-day period following a
    Contract Anniversary.

..   The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

..   You must select Fixed Amount Income Payments only.

..   You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

   . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

   . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

..   The Guaranteed Retirement Income Benefit; or

..   For fixed income payments, the Contract Value, adjusted by any applicable
    Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The current Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary (0.25% for Contract Owners who added RIG 1 prior to May 1, 2003). The current Rider Fee for the RIG 2 is 0.55% of the Income Base on each Contract Anniversary (0.45% for Contract Owners who added RIG 2 prior to May 1,
2003). These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   The date the Contract is terminated;

..   If the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

..   The Payout Start Date; or

..   For Contract Owners who added a RIG 1 or RIG 2 Option on or after May 1,
    2003, if you elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.

CALCULATION OF INCOME BASE.

On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined

                               71     PROSPECTUS
below. This accumulation will continue until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a CAP equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments (and Credit Enhancements for ALLSTATE ADVISOR
    PLUS CONTRACTS) made after the Rider Date, but excluding any purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made in the 12-month period immediately prior to the Payout Start Date; minus

..   RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

..   In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

..   In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS).

..   Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

..   On each Contract Anniversary until the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain

                               72     PROSPECTUS
employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

..   A certified copy of the death certificate;

..   A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

..   Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

..   If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "DEATH BENEFIT."

..   If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

..   MAV Death Benefit Option

..   Enhanced Beneficiary Protection (Annual Increase) Option

..   Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

..   The Contract Value;

..   The Settlement Value;

..   The ROP Death Benefit;

..   The MAV Death Benefit Option (if selected);

..   The Enhanced Beneficiary Protection (Annual Increase) Option (if selected);
    or

..   The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* THE SUREINCOME ROP DEATH BENEFIT UNDER THE SUREINCOME FOR LIFE OPTION IS ONLY INCLUDED IN THE CALCULATION OF THE DEATH BENEFIT UPON THE DEATH OF THE SUREINCOME COVERED LIFE. IF A CONTRACT OWNER, ANNUITANT OR CO-ANNUITANT WHO IS NOT THE SUREINCOME COVERED LIFE DIES, THE SUREINCOME ROP DEATH BENEFIT IS NOT APPLICABLE.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

   The sum of all purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS)

                               73     PROSPECTUS
   made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds" on page 73), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment (and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACTS).

..   Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

..   On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and withdrawals); or

..   The date we next determine the Death Proceeds.

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30% (0.15% for Contract Owners who added this option prior to May 1, 2003). We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the earlier of:

   (a) the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

   (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments (and Credit Enhancements for ALLSTATE ADVISOR
    PLUS CONTRACTS)

                               74     PROSPECTUS
  made after the Rider Date, but excluding any purchase payments (and Credit
   Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

..   Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS), less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year (3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals (and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS); or

..   The date we next determine the Death Proceeds.

EARNINGS PROTECTION DEATH BENEFIT OPTION.

The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

..   0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

..   0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

..   100% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit
    Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

..   50% of "IN-FORCE PREMIUM" (excluding purchase payments (and Credit
    Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS) made after the Rider Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force
Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 77 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

..   The Rider Date will be changed to the date we determine the Death Proceeds;

                               75     PROSPECTUS

..   The In-Force Premium is equal to the Contract Value as of the new Rider
    Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

..   The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

..   The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   the date the Contract is terminated;

..   if, upon the death of the Contract Owner, the Contract is continued under
    Option D as described in the Death of Owner section on page 77, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

..   if the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

..   on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

..   on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

..   the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

New Contract Owner Categories

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death

                               76     PROSPECTUS

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settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract
Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

..   Over the life of the New Contract Owner; or

..   For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

..   Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market - Class IB Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Putnam VT Money Market - Class IB Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

..   One year of the date of death;

..   The same calendar year as the date we receive the first Complete Request for Settlement; and

..   One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New

                               77     PROSPECTUS

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Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

..   The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

..   The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

Surviving Contract Owner Categories

CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Putnam VT Money Market
- Class IB Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

..   The individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA.

..   The Contract Owner's spouse must be the sole Primary Beneficiary of the
    Contract and will be the named Co-Annuitant.

..   The Contract Owner must be age 90 or younger on the Rider Application Date;
    and the Co-Annuitant must be age 79 or younger on the Rider Application
    Date.

..   On or after May 1, 2005, the Option may be added only when we issue the
    Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory

                               78     PROSPECTUS
to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

..   upon the death of the Co-Annuitant (as of the date we determine the Death
    Proceeds);

..   upon the death of the Contract Owner (as of the date we determine the Death
    Proceeds);

..   on the date the Contract is terminated;

..   on the Payout Start Date; or

..   on the date you change the beneficiary of the Contract and the change is accepted by us;

..   for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

..   for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

..   The Co-Annuitant must have been your legal spouse on the date of his or her death; and

..   Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

..   The beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

..   The Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

..   The Co-Annuitant must be the legal spouse of the Annuitant. Only one
    Co-Annuitant may be named.

..   The Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

..   The Annuitant must be age 90 or younger on the CSP Application Date.

..   The Co-Annuitant must be age 79 or younger on the CSP Application Date.

..   On or after May 1, 2005, the CSP may be added only when we issue the
    Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

..   We have made no payments under any Income Plan.

..   There is an annual Rider Fee of 0.10% of the Contract Value for new Options
    added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

..   The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

..   The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

..   The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

                               79     PROSPECTUS

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You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of 0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

..   On the date CSP is terminated as described above; or

..   Upon the death of the Annuitant; or

..   Upon the death of the Co-Annuitant; or

..   On the date the Contract is terminated; or

..   On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT.  This section applies if:

..   The CSP Conditions are met.

   . The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

   .   We have received proof satisfactory to us that the Co-Annuitant has died.

   . The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

   . the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

..   The Co-Annuitant was the legal spouse of the Annuitant on the date of
    Annuitant's death.

..   The Owner does not thereafter name a new Co-Annuitant; and

..   The Owner of the Custodial traditional IRA, Custodial Roth IRA, or
    Custodial Simplified Employee Pension IRA remains the Custodian; and

..   The Contract may only be continued once.

MORE INFORMATION
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ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance

                               80     PROSPECTUS

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and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I ("Variable Account") in 1999. The Contracts were previously issued through Allstate Life Insurance Company Separate Account A. Effective May 1, 2004, the Variable Account combined with Allstate Life Insurance Company Separate Account A and consolidated duplicative Variable Sub-Accounts that invest in the same Portfolio (the "Consolidation"). The Accumulation Unit Values for the Variable Sub-Accounts in which you invest did not change as a result of the Consolidation, and your Contract Value immediately after the Consolidation was the same as the value immediately before the Consolidation. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a

                               81     PROSPECTUS

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separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. Allstate Distributors, L.L.C., located at 3100 Sanders Road, Northbrook, IL 60062, is the principal underwriter and distributor of the Contract. Allstate Distributors is a wholly owned subsidiary of Allstate Life. Allstate Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority ("FINRA").

Allstate Distributors does not sell Contracts directly to purchasers. Allstate Distributors enters into selling agreements with affiliated and unaffiliated broker-dealers and banks to sell the Contracts through their registered representatives. The broker-dealers are registered with the SEC and are FINRA member firms. Their registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts. Contracts also may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Exchange Act, pursuant to legal and regulatory exceptions.

We will pay commissions to broker-dealers and banks which sell the Contracts. Commissions paid vary, but we may pay up to a maximum sales commission of 7.5% of total purchase payments. In addition, we may pay ongoing annual compensation of up to 1.25% of Contract Value. Individual representatives receive a portion of compensation paid to the broker-dealer or bank with which they are associated in accordance with the broker dealer's or bank's practices. We estimate that commissions and annual compensation, when combined, will not exceed 8.5% of total purchase payments. However, commissions and annual compensation could exceed that amount because ongoing annual compensation is related to Contract Value and the number of years the Contract is held.

From time to time, we pay asset-based compensation and/or marketing allowances to banks and broker-dealers. These payments vary among individual banks and broker dealers, and the asset-based payments may be up to 0.25% of Contract Value annually. These payments are intended to contribute to the promotion and marketing of the Contracts, and they vary among banks and broker-dealers. The marketing and distribution support services include but are not limited to:
(1) placement of the Contracts on a list of preferred or recommended products in the bank's or broker-dealer's distribution system; (2) sales promotions with regard to the Contracts; (3) participation in sales conferences; and
(4) helping to defray the costs of sales conferences and educational seminars for the bank or broker-dealer's registered representatives. A list of broker-dealers and banks that Allstate Distributors paid pursuant to such arrangements is provided in the Statement of Additional Information, which is available upon request. For a free copy, please write or call us at the address or telephone number listed on the front page of this prospectus, or go to the SEC's Web site (http://www.sec.gov).

To the extent permitted by FINRA rules and other applicable laws and regulations, we may pay or allow other promotional incentives or payments in the form of cash or non-cash compensation. We may not offer the arrangements to all broker-dealers and banks and the terms of the arrangement may differ among broker-dealers and banks.

Individual registered representatives, broker-dealers, banks, and branch managers within some broker-dealers and banks participating in one of these compensation arrangements may receive greater compensation for selling the contract than for selling a different contact that is not eligible for the compensation arrangement. While we take the compensation into account when establishing contract charges, any such compensation will be paid by us or Allstate Distributors and will not result in any additional charge to you. Your registered representative can provide you with more information about the compensation arrangements that apply to the sale of the contract.

Allstate Life does not pay Allstate Distributors a commission for distribution of the Contracts. Allstate Distributors compensates its representatives who act as wholesalers, and their sales management personnel, for Contract sales. This compensation is based on a percentage of premium payments and/or a percentage of Contract Values. The underwriting agreement with Allstate Distributors provides that we will reimburse Allstate Distributors for expenses incurred in distributing the Contracts, including any liability to Contract Owners arising out of services rendered or Contracts issued.

For Allstate Advisor Contracts issued to employees of Allstate Life and certain other eligible organizations, and in lieu of Allstate Life paying any commissions on sales of those Contracts, the Contract Owner will receive a credit of 6% of the amount of each purchase payment that will be applied to each purchase payment. Allstate Life will allocate this credit in the same allocation as your most recent instruction. If you exercise your Right to Cancel your Contract as described in this prospectus, we will return to you the amount you would have received had there been no credit. Unless we are required by law to return your purchase payments, this amount also will include any charges deducted that reduced your Contract Value prior to cancellation, plus any investment gain on the credit. The credit may not be available in all states. We do not consider the credit to be an "investment in the contract" for income tax purposes.

                               82     PROSPECTUS

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6th Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2010, consisted of the following:
Keane BPO, LLC (administrative services) located at 625 North Michigan Avenue, Suite 1100, Chicago, IL 60611; RR Donnelley Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5th Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44th Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5th Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

..   maintenance of Contract Owner records;

..   Contract Owner services;

..   calculation of unit values;

..   maintenance of the Variable Account; and

..   preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS
All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.

TAXES
--------------------------------------------------------------------------------

THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains

                               83     PROSPECTUS
will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..   the Contract Owner is a natural person,

..   the investments of the Variable Account are "adequately diversified"
    according to Treasury Department regulations, and

..   Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and
(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

                               84     PROSPECTUS

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TAXATION OF PARTIAL AND FULL WITHDRAWALS.  If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION

Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..   if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..   if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..   if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

We administer certain spousal rights under the Contract and related tax reporting in accordance with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Contract is issued, we may offer certain spousal benefits to civil union couples or same-sex marriage spouses. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the Contract within the meaning of the tax law upon the death of the first partner under the Contract's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil

                               85     PROSPECTUS

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union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the Contract.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..   if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..   if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or becoming totally disabled,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made under an immediate annuity, or

..   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES. The IRS has issued rulings that permit partial exchanges of annuity contracts. Effective June 30, 2008, a partial exchange, of a deferred annuity contract for another deferred annuity contract, will qualify for tax-deferral only if no amount is withdrawn or surrendered from either contract for a period of 12 months. The 12 month period begins on the date when exchange proceeds are treated as premiums paid for the recipient contract. Withdrawals from, annuitizations, taxable Owner or Annuitant changes, or surrenders of either contract within the 12 month period will retroactively negate the partial exchange, unless one of the following applies:

..   the contract owner is at least 591/2 or dies; or becomes totally disabled or obtains a divorce or suffers a loss of employment after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change, or surrender;

..   if the annuity is owned by an entity, the annuitant dies after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change or surrender;

..   the withdrawal is allocable to investment in the Contract before August 14,
    1982; or,

..   the annuity is a qualified funding asset within the meaning of Code section
    130(d).

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized

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distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..   Individual Retirement Annuities (IRAs) under Code Section 408(b);

..   Roth IRAs under Code Section 408A;

..   Simplified Employee Pension (SEP IRA) under Code Section 408(k);

..   Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
    Section 408(p);

..   Tax Sheltered Annuities under Code Section 403(b);

..   Corporate and Self Employed Pension and Profit Sharing Plans under Code
    Section 401; and

..   State and Local Government and Tax-Exempt Organization Deferred
    Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..   made on or after the date the Contract Owner attains age 59 1/2,

                               87     PROSPECTUS

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..   made to a beneficiary after the Contract Owner's death,

..   attributable to the Contract Owner being disabled, or

..   made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or total disability,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made after separation from service after age 55 (does not apply to IRAs),

..   made pursuant to an IRS levy,

..   made for certain medical expenses,

..   made to pay for health insurance premiums while unemployed (applies only for IRAs),

..   made for qualified higher education expenses (applies only for IRAs)

..   made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

..   from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

                               88     PROSPECTUS

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..   required minimum distributions, or,

..   a series of substantially equal periodic payments made over a period of at least 10 years, or,

..   a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..   hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be

                               89     PROSPECTUS
rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

   (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

   (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

   (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..   attains age 59 1/2,

..   severs employment,

..   dies,

..   becomes disabled, or

..   incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do

                               90     PROSPECTUS
not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS.

Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

..   A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..   An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/ custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.

                               91     PROSPECTUS

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2010, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-202-551-8090.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758565, Topeka, KS 66675-8565 or 1-800-457-7617.

                               92     PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

       ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
       ---------------------------------------------------------------------
       THE CONTRACTS
       ---------------------------------------------------------------------
       CALCULATION OF ACCUMULATION UNIT VALUES
       ---------------------------------------------------------------------
       CALCULATION OF VARIABLE INCOME PAYMENTS
       ---------------------------------------------------------------------

--------------------------------------------------------------------------------

                       GENERAL MATTERS
                       ------------------------------------
                       EXPERTS
                       ------------------------------------
                       FINANCIAL STATEMENTS
                       ------------------------------------
                       APPENDIX A
                       ------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                               93     PROSPECTUS

APPENDIX A
ALLSTATE ADVISOR CONTRACT COMPARISON CHART
--------------------------------------------------------------------------------

                                                              Advisor Preferred
Feature            Advisor       Advisor Plus   -----------------------------------------------
                                                    5-year           3-year
                                                  Withdrawal       Withdrawal     No Withdrawal
                                                Charge Option    Charge Option    Charge Option
--------------- --------------  --------------  ---------------  ---------------  ---------------
                                up to 5%
                                depending on
                                issue age and
                                amount of
Credit                          purchase
Enhancement          None       payments             None             None             None
--------------------------------------------------------------------------------------------------
Mortality and
Expense
Risk Charge
(Base Contract)     1.10%           1.40%           1.40%            1.50%            1.60%
--------------------------------------------------------------------------------------------------
Withdrawal
Charge                          8.5/ 8.5/ 8.5/
(% of purchase  7/ 7/ 6/ 5/ 4/  7.5/ 6.5/ 5.5/
payment)             3/ 2           4/2.5       7/ 6/ 5/ 4/ 3       7/ 6/ 5            None
--------------------------------------------------------------------------------------------------
                Confinement,    Confinement,    Confinement,     Confinement,
Withdrawal      Terminal        Terminal        Terminal         Terminal
Charge          Illness,        Illness,        Illness,         Illness,
Waivers         Unemployment    Unemployment    Unemployment     Unemployment          N/A
--------------------------------------------------------------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The following tables summarize the availability of the Fixed Account Options in general. Please check with your representative for specific details for your state.

                                   DCA Fixed Account Option
--------------------------------------------------------------------------------------------
                                                              Advisor Preferred
                   Advisor       Advisor Plus   -----------------------------------------------
                                                                      3-Year
                                                5-Year Withdrawal   Withdrawal    No Withdrawal
                                                 Charge Option    Charge Option   Charge Option
--------------  --------------  --------------  ----------------- --------------  --------------
                 3 to 6-month    3 to 6-month     3 to 6-month     3 to 6-month        N/A
Transfer        ---------------------------------------------------------------------------------
Periods         7 to 12-month   7 to 12-month    7 to 12-month    7 to 12-month        N/A
-               ---------------------------------------------------------------------------------

           Standard Fixed Account Option (some options not available in all states)
-----------------------------------------------------------------------------------------------
                                                                 Advisor Preferred
                    Advisor        AdvisorPlus     -----------------------------------------------
                                                       5-Year           3-Year
                                                     Withdrawal       Withdrawal     No Withdrawal
                                                   Charge Option    Charge Option    Charge Option
---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                     1-year            N/A              N/A              N/A              N/A
                 ------------------------------------------------------------------------------------
                    3-year*            N/A              N/A              N/A              N/A
Guarantee        ------------------------------------------------------------------------------------
Periods             5-year*            N/A              N/A              N/A              N/A
                 ------------------------------------------------------------------------------------
                    7-year*            N/A              N/A              N/A              N/A
-                ------------------------------------------------------------------------------------

* Available only in states in which the MVA Fixed Account Option is not offered.

                               94     PROSPECTUS

                   MVA Fixed Account Option (not available in all states)**
-----------------------------------------------------------------------------------------------
                                                                 Advisor Preferred
                    Advisor        Advisor Plus    -----------------------------------------------
                                                       5-Year           3-Year
                                                     Withdrawal       Withdrawal     No Withdrawal
                                                   Charge Option    Charge Option    Charge Option
---------------  ---------------  ---------------  ---------------  ---------------  ---------------
                     3-year           3-year           3-year           3-year           3-year
                 ------------------------------------------------------------------------------------
                     5-year           5-year           5-year           5-year           5-year
Guarantee        ------------------------------------------------------------------------------------
Periods              7-year           7-year           7-year           7-year           7-year
                 ------------------------------------------------------------------------------------
                    10-year          10-year          10-year          10-year          10-year
-                ------------------------------------------------------------------------------------

** Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account Options are offered.

                               95     PROSPECTUS

APPENDIX B
MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:


I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the Market
        Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value
        Adjusted Fixed Guarantee Period Account, the date we determine the
        Death Proceeds, or the Payout Start Date, as the case may be ("Market
        Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted
        Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                           .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                EXAMPLES OF MARKET VALUE ADJUSTMENT
Purchase Payment:  $10,000 allocated to a Market Value Adjusted
                   Fixed Guarantee Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Advisor*

                        EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)
Step 1:  Calculate Contract Value at End of
         Contract Year 3:                       =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate the Free Withdrawal Amount:  =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal Charge:       =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment: I   =   4.50%
                                                J   =   4.20%
                                                        730 DAYS
                                                N   =             = 2
                                                        365 DAYS
                                                Market Value Adjustment Factor: .9 X [I - (J +
                                                .0025)] X N
                                                =   .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                                Market Value Adjustment = Market Value
                                                Adjustment Factor X Amount
                                                Subject To Market Value Adjustment
                                                =   .0009 X $11,411.66 = $10.27
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                =   $11,411.66 - $510 + $10.27 = $10,911.93

                               96     PROSPECTUS

                          EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1:  Calculate Contract Value at End of
         Contract Year 3:                       =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate the Free Withdrawal Amount:  =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal Charge:       =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment: I   =   4.50%
                                                J   =   4.80%
                                                        730 DAYS
                                                N   =             = 2
                                                        365 DAYS
                                                Market Value Adjustment Factor: .9 X [I - (J +
                                                .0025)] X N
                                                =   .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                Market Value Adjustment = Market Value
                                                Adjustment Factor X Amount
                                                Subject To Market Value Adjustment:
                                                =   -.0099 X $11,411.66 = -($112.98)
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                =   $11,411.66 - $510 - $112.98 = $10,788.68

* These examples assume the election of the ALLSTATE ADVISOR CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under ALLSTATE ADVISOR PLUS and ALLSTATE ADVISOR PREFERRED CONTRACTS, which have different expenses and withdrawal charges.

                               97     PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

              Adjusted age of
              Annuitant on the Payout
              Start Date:               65
              ---------------------------------------------------
              Sex of Annuitant:         male
              ---------------------------------------------------
              Income Plan selected:     1
              ---------------------------------------------------
              Payment frequency:        monthly
              ---------------------------------------------------
              Amount applied to
              variable income payments
              under the Income Plan:    $100,000.00
              ---------------------------------------------------

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

              Assumed investment rate:  3%
              ---------------------------------------------------
              Guaranteed minimum        85% of the initial
              variable income payment:  variable a mount income
                                        value
              ---------------------------------------------------

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

                               98     PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000 (For Allstate Advisor Plus Contracts, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

                                                                  Income Benefit Amount
                                                              -----------------------------
                                                                                 5%
                                                                           Roll-Up Value**
                                                                          -----------------
                            Beginning              Contract     Maximum    Advisor
             Type of        Contract  Transaction Value After Anniversary    and
 Date       Occurrence        Value     Amount    Occurrence     Value    Preferred  Plus
-------------------------------------------------------------------------------------------
1/1/04 Contract Anniversary  $55,000          _     $55,000     $55,000    $52,500  $54,600
-------------------------------------------------------------------------------------------
7/1/04  Partial Withdrawal   $60,000    $15,000     $45,000     $41,250    $40,176  $41,859
-------------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.


----------------------------------------------------------------------------------------------------------------
MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                         (a)
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                            (b)
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                            (c)
----------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                        [(a)/(b)]*(c)
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit
----------------------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
----------------------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                                                                   (a)
----------------------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                            (b)
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181
days worth of interest on $52,500 and $54,600, respectively)                                      (c)
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of Roll-Up Value on 1/1/04)                              (d)
----------------------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment (discounted for a half year's worth of interest)  (e)=(d) * 1.05^ -0.5
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 1                                                                  (b')=(b) - (d)
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                                                         (c')=(c) - (e)
----------------------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                    (a')=(a) - (d)
----------------------------------------------------------------------------------------------------------------
Proportional Adjustment                                                                      (a')/(b')*(c')
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 2                                                                   (b') - (a')
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2
----------------------------------------------------------------------------------------------------------------

                                                                                          Advisor and Preferred   Plus
------------------------------------------------------------------------------------------------------------------------
MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                       $15,000         $15,000
------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                          $60,000         $60,000
------------------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                          $55,000         $55,000
------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                           $13,750         $13,750
------------------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                         $41,250         $41,250
------------------------------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
------------------------------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                                                                 $ 15,000        $ 15,000
------------------------------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                          $ 60,000        $ 60,000
------------------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181
days worth of interest on $52,500 and $54,600, respectively)                                    $53,786         $55,937
------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of Roll-Up Value on 1/1/04)                             $2,625          $2,730
------------------------------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment (discounted for a half year's worth of interest)         $2,562          $2,664
------------------------------------------------------------------------------------------------------------------------
Contract Value After Step 1                                                                     $57,375         $57,270
------------------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                                                            $51,224         $53,273
------------------------------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                       $12,375         $12,270
------------------------------------------------------------------------------------------------------------------------
Proportional Adjustment                                                                         $11,048         $11,414
------------------------------------------------------------------------------------------------------------------------
Contract Value After Step 2                                                                     $45,000         $45,000
------------------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                                            $40,176         $41,859
------------------------------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.

                               99     PROSPECTUS

APPENDIX E WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

                                                                             Death Benefit Amount
  -                                                           ---------------------------------------------------
                                                                   Purchase                        Enhanced
                                                                 Payment Value                Beneficiary Value**
  -                                                           -------------------             -------------------
                            Beginning              Contract                         Maximum
             Type of        Contract  Transaction Value After Advisor and         Anniversary Advisor and
 Date       Occurrence        Value     Amount    Occurrence   Preferred   Plus      Value     Preferred   Plus
-----------------------------------------------------------------------------------------------------------------
1/1/06 Contract Anniversary  $55,000          _     $55,000     $50,000   $52,000   $55,000     $52,500   $54,600
-----------------------------------------------------------------------------------------------------------------
7/1/06  Partial Withdrawal   $60,000    $15,000     $45,000     $37,500   $39,000   $41,250     $40,339   $41,953
-----------------------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

                                                                                                        Advisor and Preferred
------------------------------------------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)              $15,000
------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)              $60,000
------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                         (c)              $50,000
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)         $12,500
------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                         $37,500
------------------------------------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)              $15,000
------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)              $60,000
------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                         (c)              $55,000
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)         $13,750
------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                         $41,250
------------------------------------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
------------------------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                     (a)              $15,000
------------------------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                        (b)              $60,000
------------------------------------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days
worth of interest on $52,500 and $54,600, respectively)                                       (c)              $53,786
------------------------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    [(a)/(b)]*(c)         $13,446
------------------------------------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                                         $40,339
------------------------------------------------------------------------------------------------------------------------------

                                                                                          Plus
------------------------------------------------------------------------------------------------
PURCHASE PAYMENT VALUE DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                    $52,000
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,000
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $39,000
------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal                    $55,000
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,750
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $41,250
------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                $15,000
------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                   $60,000
------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal (assumes 181 days
worth of interest on $52,500 and $54,600, respectively)                                  $55,937
------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                    $13,984
------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                   $41,953
------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Enhanced Beneficiary Protection (Annual Increase)
  Benefit assume that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the Benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

                              100     PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+ $0-$0)
In-Force Earnings                                  =   $25,000
                                                       ($125,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40% * $25,000 = $10,000

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     =   $5,000
                                                       ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $95,000
                                                       ($100,000+$0-$5,000)
In-Force Earnings                                  =   $19,000
                                                       ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40%*$19,000=$7,600

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death

                              101     PROSPECTUS

Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     =   $30,000
                                                       ($50,000-$20,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $120,000
                                                       ($110,000+$40,000-$30,000)
In-Force Earnings                                  =   $20,000
                                                       ($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since In-Force Earnings are less than 50% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00) and Credit Enhancement for ALLSTATE ADVISOR PLUS CONTRACT.

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+$0-$0)
In-Force Earnings                                  =   $50,000
                                                       ($150,000-$100,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40%*$50,000=$20,000
Contract Value                                     =   $150,000
Death Benefit                                      =   $160,000
Earnings Protection Death Benefit                  =   $20,000
Continuing Contract Value                          =   $180,000
                                                       ($160,000+$20,000)

Since In-Force Earnings are less than 100% of the In-Force Premium (excluding purchase payments and Credit Enhancements for ALLSTATE ADVISOR PLUS CONTRACTS in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

                              102     PROSPECTUS

APPENDIX G
WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

Issue Date: January 2, 2005

Initial Purchase Payment: $50,000 (For ALLSTATE ADVISOR PLUS CONTRACTS, assume a $2,000 Credit Enhancement would apply assuming issue age 85 or younger (a $1,000 Credit Enhancement would apply assuming issue age 86-90))

Initial Benefit Base: $50,000 for ALLSTATE ADVISOR AND ALLSTATE ADVISOR PREFERRED CONTRACTS, $52,000 for ALLSTATE ADVISOR PLUS CONTRACTS (assuming issue age 85 or younger)

                                                                 Benefit Base
                                                              -------------------
                                                                   Purchase
                                                                 Payment Value
                                                              -------------------
                            Beginning              Contract
             Type of        Contract  Transaction Value After Advisor and
 Date       Occurrence        Value     Amount    Occurrence   Preferred   Plus
---------------------------------------------------------------------------------
1/2/06 Contract Anniversary  $55,000            _   $55,000     $50,000   $52,000
---------------------------------------------------------------------------------
7/2/06  Partial Withdrawal   $60,000    $15,000     $45,000     $37,500   $39,000
---------------------------------------------------------------------------------

The following shows how we compute the adjusted Benefit Bases in the example above. Please note that the withdrawal reduces the Benefit Base by the same proportion as the withdrawal reduces the Contract Value.

                                                                              Advisor and
                                                                               Preferred   Plus
-------------------------------------------------------------------------------------------------
BENEFIT BASE
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                           (a)         $15,000   $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal              (b)         $60,000   $60,000
-------------------------------------------------------------------------------------------------
Value of Benefit Base Immediately Prior to Partial Withdrawal       (c)         $50,000   $52,000
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                          [(a)/(b)]*(c)    $12,500   $13,000
-------------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                           $37,500   $39,000
-------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract and the Credit Enhancement available under the ALLSTATE ADVISOR PLUS CONTRACT. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

                              103     PROSPECTUS

APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

                              104     PROSPECTUS

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

                              105     PROSPECTUS

APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

                              106     PROSPECTUS

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

                              107     PROSPECTUS

APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Advisor contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

                              108     PROSPECTUS

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000) = $3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000) = $3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

                              109     PROSPECTUS

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% X $55,000) = $2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (as long as the Contract Values on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

                              110     PROSPECTUS

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

                              111     PROSPECTUS

APPENDIX K - ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

The Allstate Advisor, Allstate Advisor Plus, Allstate Advisor Preferred with No Withdrawal Charge Option, Allstate Advisor Preferred with the 3 year Withdrawal Charge Option and Allstate Advisor Preferred with the 5 year Withdrawal Charge Option Contracts were first offered on October 14, 2002.

The Allstate Advisor, Allstate Advisor Plus and Allstate Advisor Preferred Contracts were first offered with the MAV Death Benefit Option at 0.15% or the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the Earnings Protection Death Benefit Option, with the MAV Death Benefit Option at 0.15% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.15% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, with the MAV Death Benefit Option at 0.15% and with the Earnings Protection Death Benefit Option, with the MAV Death Benefit Option at 0.15%, the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, and the Earnings Protection Death Benefit Option, with the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15% and the Earnings Protection Death Benefit Option on October 14, 2002.

The Earnings Protection Death Benefit Option, the MAV Death Benefit Option at 0.20%, and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, Contracts with the MAV Death Benefit Option at 0.20%, the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, Contracts with the MAV Death Benefit Option at 0.20% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.15%, Contracts with the MAV Death Benefit Option at 0.20% and the Enhanced Beneficiary Protection (Annual Increase) Option at 0.30%, the MAV Death Benefit Option at 0.20% was first offered on May 1, 2003.

All of the Variable Sub-Accounts shown below were first offered under the Contracts on October 14, 2002, except for the Oppenheimer Capital Appreciation/VA - Service Shares Sub-Account and UIF Small Company Growth, Class II Sub-Accounts which were first offered under the Contracts on May 1, 2003, the Van Kampen LIT Money Market, Class II Sub-Account and UIF Global Franchise, Class II Sub-Accounts, which were first offered under the Contracts on December 31, 2003, and the FTVIP Franklin Income Securities - Class 2 Sub-Account, FTVIP Franklin U.S. Government - Class 2 Sub-Account, Invesco Van Kampen V.I. Comstock Fund - Series II Sub-Account, Invesco Van Kampen V.I. Equity and Income Fund - Series II Sub-Account, UIF Capital Growth, Class I Sub-Account and UIF Capital Growth, Class II Sub-Account, and Invesco Van Kampen V.I. Mid Cap Value Fund - Series I Sub-Account and Invesco Van Kampen V.I. Mid Cap Value Fund - Series II Sub-Accounts, which were first offered under the Contracts on May 1, 2004 and the FTVIP Franklin Large Cap Growth Securities - Class 2 Sub-Account, Lord Abbett Series Fund - Fundamental Equity Portfolio, Lord Abbett Series Fund - Bond-Debenture Portfolio, Lord Abbett Series Fund - Growth and Income Portfolio, Lord Abbett Series Fund - Growth Opportunities Portfolio, Lord Abbett Series Fund - Mid-Cap Value Portfolio and Oppenheimer Core Bond/VA - Service Shares Sub-Account which were first offered with the Contracts on October 1, 2004, and the Fidelity VIP Contrafund - Service Class 2 Sub-Account, Fidelity VIP Freedom 2010 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2020 - Service Class 2 Sub-Account, Fidelity VIP Freedom 2030 - Service Class 2 Sub-Account, Fidelity VIP Freedom Income - Service Class 2 Sub-Account, Fidelity VIP Growth Stock - Service Class 2 Sub-Account, Fidelity VIP Index 500 - Service Class 2 Sub-Account, Fidelity VIP Mid Cap - Service Class 2 Sub-Account, FTVIP Mutual Global Discovery Securities Fund - Class 2 Sub-Account and UIF U.S. Mid Cap Growth, Class II Sub-Account, which were first offered under the Contracts on May 1, 2006 and the Putnam VT Equity Income Fund - Class IB Sub-Account which was first offered under the Contracts on February 13, 2009. The Invesco Van Kampen V.I. Equity and Income Fund - Series II, the Invesco Van Kampen V.I Mid Cap Value Fund - Series I, the Invesco Van Kampen V.I. Mid Cap Value Fund - Series II, the Invesco Van Kampen V.I. Capital Growth Fund - Series II, the Invesco Van Kampen V.I. Comstock Fund
- Series II, the Invesco Van Kampen V.I. Growth and Income Fund - Series II, and the Invesco Van Kampen V.I. Mid Cap Growth Fund - Series II, which were first offered under the Contracts on June 1, 2010.

The names of the following Sub-Accounts changed since December 31, 2010. The names shown in the tables of Accumulation Units correspond to the name of the Sub-Account as of December 31, 2010:

  SUB-ACCOUNT NAME AS OF DECEMBER 31,
                 2010
  (AS APPEARS IN THE FOLLOWING TABLES
     OF ACCUMULATION UNIT VALUES)        SUB-ACCOUNT NAME AS OF MAY 1, 2011
 -----------------------------------------------------------------------------
 UIF Capital Growth Portfolio, Class I  UIF Growth Portfolio - Class I
 UIF Capital Growth Portfolio, Class II UIF Growth Portfolio - Class II
 Oppenheimer Main Street Small          Oppenheimer Main Street Small- &
 Cap(R)/VA, Service Shares              Mid-Cap(R)/VA, Service Shares
 -----------------------------------------------------------------------------

                              112     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.291       516,451
                                                            2007       $10.291      $11.915     1,004,070
                                                            2008       $11.915       $6.740     1,144,313
                                                            2009        $6.740       $9.013     1,143,620
                                                            2010        $9.013      $10.403     1,050,401
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.483        24,455
                                                            2007       $10.483      $11.218        70,102
                                                            2008       $11.218       $8.287       116,207
                                                            2009        $8.287      $10.139       172,093
                                                            2010       $10.139      $11.264       170,536
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.513        54,334
                                                            2007       $10.513      $11.411       128,871
                                                            2008       $11.411       $7.569       140,536
                                                            2009        $7.569       $9.604       203,822
                                                            2010        $9.604      $10.839       150,160
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.522        14,031
                                                            2007       $10.522      $11.536        28,063
                                                            2008       $11.536       $7.040        56,210
                                                            2009        $7.040       $9.116        73,240
                                                            2010        $9.116      $10.429        69,082
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.373        16,899
                                                            2007       $10.373      $10.845        48,727
                                                            2008       $10.845       $9.559        65,357
                                                            2009        $9.559      $10.817        76,108
                                                            2010       $10.817      $11.452        69,850
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.766        19,226
                                                            2007        $9.766      $11.790        53,608
                                                            2008       $11.790       $6.427        72,235
                                                            2009        $6.427       $9.163        57,801
                                                            2010        $9.163      $10.833        24,653

                              113     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                           Number of
                                                                Accumulation Accumulation    Units
                                                   For the Year  Unit Value   Unit Value  Outstanding
                                                      Ending    at Beginning    at End      at End
Sub-Accounts                                       December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                       2006       $10.000      $10.846        45,567
                                                       2007       $10.846      $11.260       270,300
                                                       2008       $11.260       $6.985       264,109
                                                       2009        $6.985       $8.708       239,770
                                                       2010        $8.708       $9.861       226,853
-----------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                       2006       $10.000       $9.899       102,347
                                                       2007        $9.899      $11.269       251,766
                                                       2008       $11.269       $6.718       256,868
                                                       2009        $6.718       $9.267       223,401
                                                       2010        $9.267      $11.761       211,845
-----------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES
 FUND--CLASS 2
                                                       2002       $10.000      $10.860         4,339
                                                       2003       $10.860      $13.475       576,019
                                                       2004       $13.475      $14.713     1,237,251
                                                       2005       $14.713      $15.034     1,509,644
                                                       2006       $15.034      $17.328     1,376,859
                                                       2007       $17.328      $16.469     1,236,047
                                                       2008       $16.469      $10.543     1,065,952
                                                       2009       $10.543      $13.170       897,010
                                                       2010       $13.170      $15.169       740,255
-----------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                       2004       $10.000      $11.263       550,454
                                                       2005       $11.263      $11.297     2,186,987
                                                       2006       $11.297      $13.185     3,300,784
                                                       2007       $13.185      $13.503     4,027,508
                                                       2008       $13.503       $9.376     3,310,458
                                                       2009        $9.376      $12.550     2,996,804
                                                       2010       $12.550      $13.958     2,737,443
-----------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES
 FUND--CLASS 2
                                                       2004       $10.000      $10.533        43,535
                                                       2005       $10.533      $10.508       812,179
                                                       2006       $10.508      $11.503     1,735,490
                                                       2007       $11.503      $12.061     2,114,492
                                                       2008       $12.061       $7.795     1,887,340
                                                       2009        $7.795       $9.982     1,654,042
                                                       2010        $9.982      $10.995     1,464,453

                              114     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                             2002       $10.000      $11.235         2,864
                                                             2003       $11.235      $14.653       211,298
                                                             2004       $14.653      $17.899       454,938
                                                             2005       $17.899      $19.217       704,731
                                                             2006       $19.217      $22.191       787,501
                                                             2007       $22.191      $21.382       728,134
                                                             2008       $21.382      $14.137       614,342
                                                             2009       $14.137      $18.024       529,315
                                                             2010       $18.024      $22.813       447,006
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES
 FUND--CLASS 2
                                                             2002       $10.000      $11.545           882
                                                             2003       $11.545      $15.641        21,349
                                                             2004       $15.641      $17.211        21,824
                                                             2005       $17.211      $17.803        21,130
                                                             2006       $17.803      $19.101        20,318
                                                             2007       $19.101      $20.973        17,140
                                                             2008       $20.973      $11.904        19,245
                                                             2009       $11.904      $16.871        13,500
                                                             2010       $16.871      $21.254         9,873
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                             2004       $10.000      $10.274       268,158
                                                             2005       $10.274      $10.385       454,107
                                                             2006       $10.385      $10.664       553,564
                                                             2007       $10.664      $11.221       643,995
                                                             2008       $11.221      $11.917       756,472
                                                             2009       $11.917      $12.127       776,465
                                                             2010       $12.127      $12.603       739,426
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                             2006       $10.000      $11.041       179,990
                                                             2007       $11.041      $12.189       443,786
                                                             2008       $12.189       $8.608       486,057
                                                             2009        $8.608      $10.478       507,819
                                                             2010       $10.478      $11.580       464,348
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                             2002       $10.000      $10.333         6,303
                                                             2003       $10.333      $12.765       442,689
                                                             2004       $12.765      $14.192     1,161,162
                                                             2005       $14.192      $15.488     1,757,967
                                                             2006       $15.488      $18.099     2,186,968
                                                             2007       $18.099      $18.486     2,266,150
                                                             2008       $18.486      $11.476     1,861,389
                                                             2009       $11.476      $14.279     1,641,649
                                                             2010       $14.279      $15.673     1,423,936

                              115     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES
 FUND--CLASS 2
                                                                  2002       $10.000      $11.243           112
                                                                  2003       $11.243      $16.979        43,987
                                                                  2004       $16.979      $20.902       127,960
                                                                  2005       $20.902      $26.292       215,039
                                                                  2006       $26.292      $33.244       254,473
                                                                  2007       $33.244      $42.259       259,442
                                                                  2008       $42.259      $19.728       230,730
                                                                  2009       $19.728      $33.609       208,582
                                                                  2010       $33.609      $39.010       179,807
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.484         1,995
                                                                  2003       $10.484      $13.683       141,338
                                                                  2004       $13.683      $16.009       352,761
                                                                  2005       $16.009      $17.410       841,251
                                                                  2006       $17.410      $20.872     1,384,661
                                                                  2007       $20.872      $23.785     1,600,147
                                                                  2008       $23.785      $13.998     1,393,105
                                                                  2009       $13.998      $18.936     1,204,940
                                                                  2010       $18.936      $20.263     1,066,709
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.730         1,065
                                                                  2003       $10.730      $12.969        27,419
                                                                  2004       $12.969      $14.688        28,702
                                                                  2005       $14.688      $14.052        29,443
                                                                  2006       $14.052      $15.643        24,121
                                                                  2007       $15.643      $17.139        24,104
                                                                  2008       $17.139      $17.968        21,379
                                                                  2009       $17.968      $21.050        15,757
                                                                  2010       $21.050      $23.781        11,849
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2002       $10.000       $9.418            62
                                                                  2003        $9.418      $11.811       128,295
                                                                  2004       $11.811      $12.448       253,189
                                                                  2005       $12.448      $13.227       318,205
                                                                  2006       $13.227      $13.399       325,314
                                                                  2007       $13.399      $15.427       267,235
                                                                  2008       $15.427       $7.749       254,421
                                                                  2009        $7.749      $12.669       208,247
                                                                  2010       $12.669      $14.953       170,568

                              116     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.366       214,722
                                                                     2005       $11.366      $11.681     1,023,815
                                                                     2006       $11.681      $13.381     1,184,603
                                                                     2007       $13.381      $12.900     1,155,302
                                                                     2008       $12.900       $8.175     1,015,402
                                                                     2009        $8.175      $10.362       818,910
                                                                     2010       $10.362      $11.833       742,883
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                     2004       $10.000      $10.989       202,603
                                                                     2005       $10.989      $11.648       888,555
                                                                     2006       $11.648      $12.945       950,381
                                                                     2007       $12.945      $13.206     1,069,714
                                                                     2008       $13.206      $10.079       932,139
                                                                     2009       $10.079      $12.187       817,049
                                                                     2010       $12.187      $13.477       722,518
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2002       $10.000      $10.662         3,897
                                                                     2003       $10.662      $13.437       400,708
                                                                     2004       $13.437      $15.137       755,669
                                                                     2005       $15.137      $16.394     1,052,880
                                                                     2006       $16.394      $18.769     1,148,378
                                                                     2007       $18.769      $18.993     1,130,145
                                                                     2008       $18.993      $12.709       959,755
                                                                     2009       $12.709      $15.569       840,508
                                                                     2010       $15.569      $17.242       750,580
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.153       148,068
                                                                     2005       $11.153      $12.233       145,429
                                                                     2006       $12.233      $12.670       126,259
                                                                     2007       $12.670      $14.706       101,130
                                                                     2008       $14.706       $7.718        83,765
                                                                     2009        $7.718      $11.913        73,374
                                                                     2010       $11.913      $14.966        55,789

                              117     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                             2004       $10.000      $11.330       226,309
                                                             2005       $11.330      $12.560       209,221
                                                             2006       $12.560      $14.965       194,883
                                                             2007       $14.965      $15.930       208,857
                                                             2008       $15.930       $9.232       177,447
                                                             2009        $9.232      $12.685       155,724
                                                             2010       $12.685      $15.307       120,227
-----------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                             2004       $10.000      $11.323       123,762
                                                             2005       $11.323      $12.535       227,659
                                                             2006       $12.535      $14.926       352,246
                                                             2007       $14.926      $15.873       433,653
                                                             2008       $15.873       $9.178       417,880
                                                             2009        $9.178      $12.607       336,485
                                                             2010       $12.607      $15.205       289,237
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                             2004       $10.000      $10.370        81,198
                                                             2005       $10.370      $10.371       533,540
                                                             2006       $10.371      $11.192       959,024
                                                             2007       $11.192      $11.731     1,203,223
                                                             2008       $11.731       $9.549       982,893
                                                             2009        $9.549      $12.660       854,149
                                                             2010       $12.660      $14.035       819,038
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.920        15,276
                                                             2005       $10.920      $11.529       148,760
                                                             2006       $11.529      $13.047       258,059
                                                             2007       $13.047      $13.743       281,424
                                                             2008       $13.743       $9.676       252,224
                                                             2009        $9.676      $12.033       221,340
                                                             2010       $12.033      $14.137       205,010
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.904       142,509
                                                             2005       $10.904      $11.114       674,689
                                                             2006       $11.114      $12.866       977,874
                                                             2007       $12.866      $13.135     1,131,948
                                                             2008       $13.135       $8.243       923,149
                                                             2009        $8.243       $9.675       791,390
                                                             2010        $9.675      $11.213       683,057

                              118     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                              2004       $10.000      $11.153        16,581
                                                              2005       $11.153      $11.518       103,190
                                                              2006       $11.518      $12.268       307,914
                                                              2007       $12.268      $14.685       401,093
                                                              2008       $14.685       $8.952       360,805
                                                              2009        $8.952      $12.861       300,712
                                                              2010       $12.861      $15.606       253,522
------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                              2004       $10.000      $11.136       136,025
                                                              2005       $11.136      $11.896       867,902
                                                              2006       $11.896      $13.179     1,058,446
                                                              2007       $13.179      $13.084     1,096,947
                                                              2008       $13.084       $7.832       921,170
                                                              2009        $7.832       $9.789       759,217
                                                              2010        $9.789      $12.120       630,406
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.706         2,115
                                                              2003       $10.706      $13.176       259,159
                                                              2004       $13.176      $14.280       562,275
                                                              2005       $14.280      $14.614       694,753
                                                              2006       $14.614      $15.992       687,270
                                                              2007       $15.992      $16.335       626,947
                                                              2008       $16.335       $9.092       534,080
                                                              2009        $9.092      $10.913       442,615
                                                              2010       $10.913      $12.138       390,066
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.323       250,178
                                                              2004       $12.323      $12.968       723,531
                                                              2005       $12.968      $13.424     1,303,079
                                                              2006       $13.424      $14.269     1,418,096
                                                              2007       $14.269      $16.036     1,252,093
                                                              2008       $16.036       $8.601     1,194,919
                                                              2009        $8.601      $12.239       987,395
                                                              2010       $12.239      $13.186       862,275
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.118        16,015
                                                              2005       $10.118      $10.221       198,046
                                                              2006       $10.221      $10.587     1,022,486
                                                              2007       $10.587      $10.877     1,758,893
                                                              2008       $10.877       $6.541     1,767,178
                                                              2009        $6.541       $7.041     1,796,199
                                                              2010        $7.041       $7.734     1,714,650

                              119     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.157            45
                                                                   2003       $10.157      $14.323       200,904
                                                                   2004       $14.323      $16.808       384,682
                                                                   2005       $16.808      $18.924       533,061
                                                                   2006       $18.924      $21.924       560,411
                                                                   2007       $21.924      $22.956       551,050
                                                                   2008       $22.956      $13.521       457,046
                                                                   2009       $13.521      $18.599       380,350
                                                                   2010       $18.599      $21.242       329,854
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.560        10,218
                                                                   2003       $10.560      $12.213       432,449
                                                                   2004       $12.213      $13.072     1,265,037
                                                                   2005       $13.072      $13.224     2,210,765
                                                                   2006       $13.224      $13.998     2,542,348
                                                                   2007       $13.998      $15.136     2,521,268
                                                                   2008       $15.136      $12.777     2,111,548
                                                                   2009       $12.777      $14.933     1,944,138
                                                                   2010       $14.933      $16.918     1,731,144
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.670         1,293
                                                                   2003       $10.670      $13.039       199,763
                                                                   2004       $13.039      $13.995       512,385
                                                                   2005       $13.995      $14.092       642,887
                                                                   2006       $14.092      $15.194       651,221
                                                                   2007       $15.194      $14.926       646,720
                                                                   2008       $14.926       $3.157     1,119,834
                                                                   2009        $3.157       $3.925     1,062,342
                                                                   2010        $3.925       $4.434       976,989
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.186         4,827
                                                                   2003       $10.186      $12.713       432,829
                                                                   2004       $12.713      $13.696       752,941
                                                                   2005       $13.696      $14.296     1,271,750
                                                                   2006       $14.296      $16.195     1,689,212
                                                                   2007       $16.195      $16.649     1,682,353
                                                                   2008       $16.649      $10.086     1,583,489
                                                                   2009       $10.086      $12.743     1,388,113
                                                                   2010       $12.743      $14.569     1,200,629

                              120     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                     2002       $10.000      $10.363           944
                                                                     2003       $10.363      $14.755       156,683
                                                                     2004       $14.755      $17.358       294,993
                                                                     2005       $17.358      $18.799       490,871
                                                                     2006       $18.799      $21.278       570,415
                                                                     2007       $21.278      $20.709       531,717
                                                                     2008       $20.709      $12.673       481,521
                                                                     2009       $12.673      $17.124       406,889
                                                                     2010       $17.124      $20.800       330,552
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2002       $10.000      $10.069         1,697
                                                                     2003       $10.069      $12.468       147,767
                                                                     2004       $12.468      $14.698       230,665
                                                                     2005       $14.698      $16.248       310,149
                                                                     2006       $16.248      $16.472       334,836
                                                                     2007       $16.472      $17.240       269,795
                                                                     2008       $17.240       $8.643       234,531
                                                                     2009        $8.643      $11.284       198,239
                                                                     2010       $11.284      $14.163       162,327
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $13.066       632,085
                                                                     2010       $13.066      $14.524       560,259
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2002       $10.000      $10.524         6,824
                                                                     2003       $10.524      $12.158       384,959
                                                                     2004       $12.158      $12.986       698,080
                                                                     2005       $12.986      $13.332       897,148
                                                                     2006       $13.332      $14.729     1,002,203
                                                                     2007       $14.729      $14.677       940,566
                                                                     2008       $14.677       $8.588       845,676
                                                                     2009        $8.588      $10.649       741,293
                                                                     2010       $10.649      $11.650       644,659
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2002       $10.000      $10.397            46
                                                                     2003       $10.397      $12.510        27,406
                                                                     2004       $12.510      $13.473       100,508
                                                                     2005       $13.473      $14.227       225,972
                                                                     2006       $14.227      $15.850       289,761
                                                                     2007       $15.850      $16.104       302,756
                                                                     2008       $16.104      $10.599       251,413
                                                                     2009       $10.599      $14.146       218,816
                                                                     2010       $14.146      $16.015       196,452

                              121     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                     Number of
                                                          Accumulation Accumulation    Units
                                             For the Year  Unit Value   Unit Value  Outstanding
                                                Ending    at Beginning    at End      at End
Sub-Accounts                                 December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                 2002       $10.000       $9.732        4,020
                                                 2003        $9.732      $11.373       87,288
                                                 2004       $11.373      $12.026      143,322
                                                 2005       $12.026      $13.438      121,045
                                                 2006       $13.438      $13.636      106,651
                                                 2007       $13.636      $13.378       90,746
                                                 2008       $13.378      $10.951       75,485
                                                 2009       $10.951      $13.620       67,222
                                                 2010       $13.620      $13.776       58,814
-----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                 2002       $10.000      $11.480          377
                                                 2003       $11.480      $14.145       50,148
                                                 2004       $14.145      $16.978       84,872
                                                 2005       $16.978      $18.197       74,344
                                                 2006       $18.197      $22.819       58,275
                                                 2007       $22.819      $27.015       46,926
                                                 2008       $27.015      $18.535       34,349
                                                 2009       $18.535      $19.642       25,751
                                                 2010       $19.642      $19.744       23,665
-----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                 2002       $10.000      $10.807       10,128
                                                 2003       $10.807      $13.589      581,918
                                                 2004       $13.589      $14.904      872,350
                                                 2005       $14.904      $15.482      894,861
                                                 2006       $15.482      $17.714      859,159
                                                 2007       $17.714      $16.428      786,066
                                                 2008       $16.428       $9.941      664,580
                                                 2009        $9.941      $12.738      561,812
                                                 2010       $12.738      $14.382      436,918
-----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                 2002       $10.000      $10.750        2,077
                                                 2003       $10.750      $13.428      238,535
                                                 2004       $13.428      $14.652      421,723
                                                 2005       $14.652      $14.911      615,143
                                                 2006       $14.911      $16.269      729,961
                                                 2007       $16.269      $16.506      684,787
                                                 2008       $16.506      $12.046      602,387
                                                 2009       $12.046      $17.858      499,764
                                                 2010       $17.858      $20.102      445,814

                              122     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                   2002       $10.000      $10.194        10,364
                                                   2003       $10.194      $10.507       486,154
                                                   2004       $10.507      $10.832       887,522
                                                   2005       $10.832      $10.945     1,526,481
                                                   2006       $10.945      $11.292     2,193,099
                                                   2007       $11.292      $11.728     2,340,081
                                                   2008       $11.728       $8.807     1,903,327
                                                   2009        $8.807      $12.749     1,506,639
                                                   2010       $12.749      $13.827     1,430,101
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2002       $10.000      $10.613         3,753
                                                   2003       $10.613      $13.465       172,681
                                                   2004       $13.465      $15.444       250,483
                                                   2005       $15.444      $17.105       336,711
                                                   2006       $17.105      $21.566       486,115
                                                   2007       $21.566      $23.067       661,099
                                                   2008       $23.067      $12.762       606,992
                                                   2009       $12.762      $15.700       541,864
                                                   2010       $15.700      $17.051       457,663
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2002       $10.000      $10.416         3,968
                                                   2003       $10.416      $13.072        94,549
                                                   2004       $13.072      $14.535       111,067
                                                   2005       $14.535      $15.611       170,882
                                                   2006       $15.611      $17.558       226,431
                                                   2007       $17.558      $16.435       231,530
                                                   2008       $16.435       $9.807       198,173
                                                   2009        $9.807      $12.664       169,347
                                                   2010       $12.664      $14.241       139,439
-------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                   2002       $10.000       $9.993         5,773
                                                   2003        $9.993       $9.914       239,378
                                                   2004        $9.914       $9.851       611,958
                                                   2005        $9.851       $9.970     1,639,066
                                                   2006        $9.970      $10.274     3,059,102
                                                   2007       $10.274      $10.626     2,741,531
                                                   2008       $10.626      $10.759     2,353,459
                                                   2009       $10.759      $10.642     2,823,769
                                                   2010       $10.642      $10.509     2,415,868

                              123     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2002       $10.000      $10.388        2,917
                                                           2003       $10.388      $13.580      115,558
                                                           2004       $13.580      $14.787      110,548
                                                           2005       $14.787      $16.056       99,940
                                                           2006       $16.056      $17.206       86,751
                                                           2007       $17.206      $17.958       73,981
                                                           2008       $17.958      $10.858       54,204
                                                           2009       $10.858      $14.162       45,582
                                                           2010       $14.162      $16.714      113,469
---------------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                           2002       $10.000      $11.214          114
                                                           2003       $11.214      $14.664       77,578
                                                           2004       $14.664      $16.708      251,024
                                                           2005       $16.708      $17.465      540,431
                                                           2006       $17.465      $20.001      692,321
                                                           2007       $20.001      $18.777      765,754
                                                           2008       $18.777      $10.239      738,975
                                                           2009       $10.239       $9.644            0
---------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                                           2002       $10.000      $10.651            5
                                                           2003       $10.651      $13.177       56,293
                                                           2004       $13.177      $13.990       84,821
                                                           2005       $13.990      $14.502       82,817
                                                           2006       $14.502      $15.935       78,283
                                                           2007       $15.935      $15.817       64,794
                                                           2008       $15.817       $9.594       55,482
                                                           2009        $9.594      $12.614       53,463
                                                           2010       $12.614      $14.490       41,019
---------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                                           2002       $10.000      $10.381        2,612
                                                           2003       $10.381      $13.646       97,780
                                                           2004       $13.646      $15.976      138,680
                                                           2005       $15.976      $17.687      165,471
                                                           2006       $17.687      $18.411      161,338
                                                           2007       $18.411      $18.865      145,788
                                                           2008       $18.865      $10.140      122,422
                                                           2009       $10.140      $13.887      100,418
                                                           2010       $13.887      $15.906            0

                              124     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2002       $10.000      $10.118        8,458
                                                   2003       $10.118      $12.475      496,984
                                                   2004       $12.475      $12.934      797,854
                                                   2005       $12.934      $13.494      889,274
                                                   2006       $13.494      $14.045      777,631
                                                   2007       $14.045      $14.628      651,974
                                                   2008       $14.628       $9.092      538,276
                                                   2009        $9.092      $14.709      443,055
                                                   2010       $14.709      $17.539      353,192
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                   2004       $10.000      $10.785      242,720
                                                   2005       $10.785      $12.319      220,659
                                                   2006       $12.319      $12.660      194,105
                                                   2007       $12.660      $15.233      144,366
                                                   2008       $15.233       $7.640      148,384
                                                   2009        $7.640      $12.486      108,902
                                                   2010       $12.486      $15.143       79,570
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.760       76,401
                                                   2005       $10.760      $12.265      144,014
                                                   2006       $12.265      $12.569      151,518
                                                   2007       $12.569      $15.094      140,241
                                                   2008       $15.094       $7.547      137,100
                                                   2009        $7.547      $12.302      111,308
                                                   2010       $12.302      $14.889       93,535
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.069           33
                                                   2003       $11.069      $13.960       23,912
                                                   2004       $13.960      $15.169      159,393
                                                   2005       $15.169      $16.791      269,922
                                                   2006       $16.791      $18.365      347,798
                                                   2007       $18.365      $19.286      364,955
                                                   2008       $19.286      $16.185      298,917
                                                   2009       $16.185      $20.788      263,398
                                                   2010       $20.788      $22.519      237,498

                              125     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000      $11.131      130,721
                                                     2005       $11.131      $12.304      391,691
                                                     2006       $12.304      $14.758      650,901
                                                     2007       $14.758      $15.992      703,140
                                                     2008       $15.992      $11.217      598,573
                                                     2009       $11.217      $14.346      505,053
                                                     2010       $14.346      $16.150      453,294
---------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.621       49,008
                                                     2004       $13.621      $15.993       76,697
                                                     2005       $15.993      $17.821      119,544
                                                     2006       $17.821      $19.674      125,802
                                                     2007       $19.674      $19.994      118,154
                                                     2008       $19.994      $11.755      110,064
                                                     2009       $11.755      $17.016       88,845
                                                     2010       $17.016      $21.258       76,769
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2006       $10.000       $9.853      356,563
                                                     2007        $9.853      $11.924      563,913
                                                     2008       $11.924       $6.260      598,655
                                                     2009        $6.260       $9.724      461,143
                                                     2010        $9.724      $12.696      356,333
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.710        4,083
                                                     2003       $10.710      $14.601      143,509
                                                     2004       $14.601      $19.611        7,395
                                                     2005       $19.611      $22.602      584,676
                                                     2006       $22.602      $30.715      637,273
                                                     2007       $30.715      $25.080      650,191
                                                     2008       $25.080      $15.335      623,745
                                                     2009       $15.335      $19.450      541,734
                                                     2010       $19.450      $24.869      443,526
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000       $9.925      437,391
                                                     2005        $9.925      $10.036      679,120
                                                     2006       $10.036      $10.319      805,399
                                                     2007       $10.319      $10.640      838,651
                                                     2008       $10.640      $10.690      865,848
                                                     2009       $10.690      $10.558            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administrative expense charge of 0.19%.

                              126     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.228           0
                                                            2007       $10.228      $11.733           0
                                                            2008       $11.733       $6.577       1,365
                                                            2009        $6.577       $8.714       1,352
                                                            2010        $8.714       $9.966       1,400
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.419           0
                                                            2007       $10.419      $11.048           0
                                                            2008       $11.048       $8.086           0
                                                            2009        $8.086       $9.803           0
                                                            2010        $9.803      $10.792           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.448           0
                                                            2007       $10.448      $11.237           0
                                                            2008       $11.237       $7.385           0
                                                            2009        $7.385       $9.286           0
                                                            2010        $9.286      $10.384           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.457           0
                                                            2007       $10.457      $11.360           0
                                                            2008       $11.360       $6.870           0
                                                            2009        $6.870       $8.814           0
                                                            2010        $8.814       $9.991           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.310           0
                                                            2007       $10.310      $10.679           0
                                                            2008       $10.679       $9.327           0
                                                            2009        $9.327      $10.459           0
                                                            2010       $10.459      $10.972           0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.706           0
                                                            2007        $9.706      $11.610           0
                                                            2008       $11.610       $6.271           0
                                                            2009        $6.271       $8.859           0
                                                            2010        $8.859      $10.378           0

                              127     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000      $10.779           0
                                                               2007       $10.779      $11.088           0
                                                               2008       $11.088       $6.815       1,208
                                                               2009        $6.815       $8.419       1,208
                                                               2010        $8.419       $9.448       1,148
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.838         709
                                                               2007        $9.838      $11.097           0
                                                               2008       $11.097       $6.555         109
                                                               2009        $6.555       $8.960          91
                                                               2010        $8.960      $11.268         795
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.698      $13.341       3,763
                                                               2004       $13.341      $14.434       5,784
                                                               2005       $14.434      $14.615       5,058
                                                               2006       $14.615      $16.691       4,637
                                                               2007       $16.691      $15.718       4,538
                                                               2008       $15.718       $9.971       3,695
                                                               2009        $9.971      $12.342       3,527
                                                               2010       $12.342      $14.085       3,415
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.194         119
                                                               2005       $11.194      $11.126       1,886
                                                               2006       $11.126      $12.868       1,638
                                                               2007       $12.868      $13.057       1,622
                                                               2008       $13.057       $8.984       7,209
                                                               2009        $8.984      $11.915       5,661
                                                               2010       $11.915      $13.131       5,375
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.509          60
                                                               2005       $10.509      $10.389       1,272
                                                               2006       $10.389      $11.269       1,792
                                                               2007       $11.269      $11.708       1,763
                                                               2008       $11.708       $7.497       2,046
                                                               2009        $7.497       $9.513         842
                                                               2010        $9.513      $10.383         851
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2003       $11.039      $14.507       7,052
                                                               2004       $14.507      $17.559       4,525
                                                               2005       $17.559      $18.682       3,877
                                                               2006       $18.682      $21.377       3,743
                                                               2007       $21.377      $20.408       3,681
                                                               2008       $20.408      $13.370       1,603
                                                               2009       $13.370      $16.890       1,578
                                                               2010       $16.890      $21.183       1,573

                              128     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.821      $15.485           0
                                                                  2004       $15.485      $16.884           0
                                                                  2005       $16.884      $17.306           0
                                                                  2006       $17.306      $18.400           0
                                                                  2007       $18.400      $20.018           0
                                                                  2008       $20.018      $11.258           0
                                                                  2009       $11.258      $15.810           0
                                                                  2010       $15.810      $19.736           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.211         518
                                                                  2005       $10.211      $10.228       1,905
                                                                  2006       $10.228      $10.406       1,858
                                                                  2007       $10.406      $10.850       1,879
                                                                  2008       $10.850      $11.418       3,303
                                                                  2009       $11.418      $11.513       3,742
                                                                  2010       $11.513      $11.856       2,289
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.974           0
                                                                  2007       $10.974      $12.004           0
                                                                  2008       $12.004       $8.400         950
                                                                  2009        $8.400      $10.131         950
                                                                  2010       $10.131      $11.095         903
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.599      $12.638      12,747
                                                                  2004       $12.638      $13.923      12,480
                                                                  2005       $13.923      $15.057      13,367
                                                                  2006       $15.057      $17.435      12,578
                                                                  2007       $17.435      $17.644      12,151
                                                                  2008       $17.644      $10.853       4,560
                                                                  2009       $10.853      $13.381       3,358
                                                                  2010       $13.381      $14.553       3,390
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2003       $11.674      $16.810           0
                                                                  2004       $16.810      $20.505           0
                                                                  2005       $20.505      $25.559         282
                                                                  2006       $25.559      $32.024         282
                                                                  2007       $32.024      $40.334         281
                                                                  2008       $40.334      $18.657         783
                                                                  2009       $18.657      $31.496         474
                                                                  2010       $31.496      $36.225         658

                              129     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2003       $10.377      $13.547         285
                                                                  2004       $13.547      $15.705         580
                                                                  2005       $15.705      $16.925       1,448
                                                                  2006       $16.925      $20.105       1,415
                                                                  2007       $20.105      $22.702       1,379
                                                                  2008       $22.702      $13.239       1,360
                                                                  2009       $13.239      $17.745         261
                                                                  2010       $17.745      $18.816         324
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2003       $11.583      $12.839           0
                                                                  2004       $12.839      $14.409           0
                                                                  2005       $14.409      $13.660           0
                                                                  2006       $13.660      $15.069           0
                                                                  2007       $15.069      $16.358           0
                                                                  2008       $16.358      $16.993           0
                                                                  2009       $16.993      $19.726           0
                                                                  2010       $19.726      $22.082           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2003        $9.925      $11.693       1,278
                                                                  2004       $11.693      $12.212           0
                                                                  2005       $12.212      $12.858           0
                                                                  2006       $12.858      $12.907           0
                                                                  2007       $12.907      $14.724           0
                                                                  2008       $14.724       $7.328           0
                                                                  2009        $7.328      $11.872           0
                                                                  2010       $11.872      $13.885           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.297           0
                                                                  2005       $11.297      $11.505         232
                                                                  2006       $11.505      $13.059         434
                                                                  2007       $13.059      $12.474       1,335
                                                                  2008       $12.474       $7.832       1,417
                                                                  2009        $7.832       $9.837           0
                                                                  2010        $9.837      $11.132           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                  2004       $10.000      $10.922           0
                                                                  2005       $10.922      $11.472         222
                                                                  2006       $11.472      $12.633           0
                                                                  2007       $12.633      $12.770           0
                                                                  2008       $12.770       $9.657         188
                                                                  2009        $9.657      $11.570           0
                                                                  2010       $11.570      $12.678           0

                              130     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2003       $10.775      $13.304       1,395
                                                                     2004       $13.304      $14.850       1,131
                                                                     2005       $14.850      $15.937         849
                                                                     2006       $15.937      $18.080         980
                                                                     2007       $18.080      $18.128       1,006
                                                                     2008       $18.128      $12.019       1,053
                                                                     2009       $12.019      $14.590         351
                                                                     2010       $14.590      $16.011         356
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.084       1,694
                                                                     2005       $11.084      $12.047       1,655
                                                                     2006       $12.047      $12.364       1,701
                                                                     2007       $12.364      $14.220       1,542
                                                                     2008       $14.220       $7.394       1,675
                                                                     2009        $7.394      $11.310       1,536
                                                                     2010       $11.310      $14.079       1,461
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.260       1,108
                                                                     2005       $11.260      $12.370       1,052
                                                                     2006       $12.370      $14.605         952
                                                                     2007       $14.605      $15.404         928
                                                                     2008       $15.404       $8.845         934
                                                                     2009        $8.845      $12.043         483
                                                                     2010       $12.043      $14.400         533
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.254       1,042
                                                                     2005       $11.254      $12.345       1,564
                                                                     2006       $12.345      $14.566       1,463
                                                                     2007       $14.566      $15.348       1,384
                                                                     2008       $15.348       $8.794       1,071
                                                                     2009        $8.794      $11.969         854
                                                                     2010       $11.969      $14.304         836

                              131     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                             2004       $10.000      $10.347           0
                                                             2005       $10.347      $10.253         260
                                                             2006       $10.253      $10.965         516
                                                             2007       $10.965      $11.387         513
                                                             2008       $11.387       $9.184       1,345
                                                             2009        $9.184      $12.066       1,324
                                                             2010       $12.066      $13.255       1,260
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.895          58
                                                             2005       $10.895      $11.398         692
                                                             2006       $11.398      $12.782         693
                                                             2007       $12.782      $13.341         673
                                                             2008       $13.341       $9.307         729
                                                             2009        $9.307      $11.468         693
                                                             2010       $11.468      $13.351         665
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.880       1,259
                                                             2005       $10.880      $10.988       1,565
                                                             2006       $10.988      $12.604       1,490
                                                             2007       $12.604      $12.750       2,366
                                                             2008       $12.750       $7.928       2,290
                                                             2009        $7.928       $9.220       1,350
                                                             2010        $9.220      $10.589       1,002
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.127           0
                                                             2005       $11.127      $11.388          27
                                                             2006       $11.388      $12.018           0
                                                             2007       $12.018      $14.255         603
                                                             2008       $14.255       $8.610         593
                                                             2009        $8.610      $12.258         105
                                                             2010       $12.258      $14.738         181
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.110       1,275
                                                             2005       $11.110      $11.761       1,271
                                                             2006       $11.761      $12.912       1,298
                                                             2007       $12.912      $12.701       1,209
                                                             2008       $12.701       $7.533         138
                                                             2009        $7.533       $9.329         128
                                                             2010        $9.329      $11.446          36

                              132     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                                   2003       $11.104      $13.045         973
                                                                   2004       $13.045      $14.009       3,172
                                                                   2005       $14.009      $14.206       3,195
                                                                   2006       $14.206      $15.405       3,150
                                                                   2007       $15.405      $15.591       3,216
                                                                   2008       $15.591       $8.598       3,352
                                                                   2009        $8.598      $10.226       3,564
                                                                   2010       $10.226      $11.270       3,632
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                   2003       $10.000      $12.248          33
                                                                   2004       $12.248      $12.772       1,597
                                                                   2005       $12.772      $13.100         838
                                                                   2006       $13.100      $13.799         978
                                                                   2007       $13.799      $15.365         957
                                                                   2008       $15.365       $8.166         703
                                                                   2009        $8.166      $11.513         178
                                                                   2010       $11.513      $12.291         176
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                   2004       $10.000      $10.095           0
                                                                   2005       $10.095      $10.105           0
                                                                   2006       $10.105      $10.371           0
                                                                   2007       $10.371      $10.558           0
                                                                   2008       $10.558       $6.291           0
                                                                   2009        $6.291       $6.711       1,325
                                                                   2010        $6.711       $7.304       1,223
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                   2003       $10.079      $14.181         237
                                                                   2004       $14.181      $16.489         227
                                                                   2005       $16.489      $18.397         575
                                                                   2006       $18.397      $21.119         571
                                                                   2007       $21.119      $21.910         738
                                                                   2008       $21.910      $12.787         730
                                                                   2009       $12.787      $17.429         168
                                                                   2010       $17.429      $19.724         516
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2003       $11.243      $12.091       4,270
                                                                   2004       $12.091      $12.824       8,589
                                                                   2005       $12.824      $12.855      10,133
                                                                   2006       $12.855      $13.484      10,777
                                                                   2007       $13.484      $14.446      10,148
                                                                   2008       $14.446      $12.083       7,832
                                                                   2009       $12.083      $13.994       5,592
                                                                   2010       $13.994      $15.710       5,089

                              133     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                     Number of
                                                                          Accumulation Accumulation    Units
                                                             For the Year  Unit Value   Unit Value  Outstanding
                                                                Ending    at Beginning    at End      at End
Sub-Accounts                                                 December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                 2003       $11.727      $12.909       1,353
                                                                 2004       $12.909      $13.729       4,420
                                                                 2005       $13.729      $13.698       4,804
                                                                 2006       $13.698      $14.636       4,537
                                                                 2007       $14.636      $14.246       4,579
                                                                 2008       $14.246       $2.985       5,281
                                                                 2009        $2.985       $3.678       3,968
                                                                 2010        $3.678       $4.117       4,034
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                 2003       $10.460      $12.586       2,396
                                                                 2004       $12.586      $13.437       4,635
                                                                 2005       $13.437      $13.898       5,645
                                                                 2006       $13.898      $15.601       5,949
                                                                 2007       $15.601      $15.890       5,788
                                                                 2008       $15.890       $9.539       5,841
                                                                 2009        $9.539      $11.941       4,397
                                                                 2010       $11.941      $13.529       4,342
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                 2003       $10.710      $14.608       2,493
                                                                 2004       $14.608      $17.029       1,308
                                                                 2005       $17.029      $18.275       1,603
                                                                 2006       $18.275      $20.496       1,193
                                                                 2007       $20.496      $19.766       1,204
                                                                 2008       $19.766      $11.985       1,162
                                                                 2009       $11.985      $16.046       1,186
                                                                 2010       $16.046      $19.314       1,159
---------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                 2003       $10.337      $12.344         678
                                                                 2004       $12.344      $14.419         677
                                                                 2005       $14.419      $15.795         834
                                                                 2006       $15.795      $15.867         832
                                                                 2007       $15.867      $16.455         831
                                                                 2008       $16.455       $8.174         829
                                                                 2009        $8.174      $10.574         813
                                                                 2010       $10.574      $13.151         673
---------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                 2009       $10.000      $12.244         422
                                                                 2010       $12.244      $13.486         416

                              134     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.678      $12.037       4,283
                                                                     2004       $12.037      $12.740       5,947
                                                                     2005       $12.740      $12.960       4,812
                                                                     2006       $12.960      $14.188       4,957
                                                                     2007       $14.188      $14.008       5,071
                                                                     2008       $14.008       $8.122       5,017
                                                                     2009        $8.122       $9.980       5,280
                                                                     2010        $9.980      $10.818       5,433
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2003       $10.748      $12.385           0
                                                                     2004       $12.385      $13.218         116
                                                                     2005       $13.218      $13.831       2,636
                                                                     2006       $13.831      $15.268       2,800
                                                                     2007       $15.268      $15.371       2,792
                                                                     2008       $15.371      $10.024       2,790
                                                                     2009       $10.024      $13.257       2,774
                                                                     2010       $13.257      $14.871       2,765
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                     2003       $10.230      $11.260           0
                                                                     2004       $11.260      $11.798           0
                                                                     2005       $11.798      $13.063           0
                                                                     2006       $13.063      $13.135           0
                                                                     2007       $13.135      $12.769           0
                                                                     2008       $12.769      $10.356           0
                                                                     2009       $10.356      $12.764           0
                                                                     2010       $12.764      $12.792           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                                     2003       $11.642      $14.004         118
                                                                     2004       $14.004      $16.656         265
                                                                     2005       $16.656      $17.690         261
                                                                     2006       $17.690      $21.981         253
                                                                     2007       $21.981      $25.785         223
                                                                     2008       $25.785      $17.530         217
                                                                     2009       $17.530      $18.407         207
                                                                     2010       $18.407      $18.334         220
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                                     2003       $10.989      $13.454       1,648
                                                                     2004       $13.454      $14.621       1,792
                                                                     2005       $14.621      $15.050       2,221
                                                                     2006       $15.050      $17.064       2,310
                                                                     2007       $17.064      $15.680       2,411
                                                                     2008       $15.680       $9.401       1,319
                                                                     2009        $9.401      $11.937       1,262
                                                                     2010       $11.937      $13.354       1,250

                              135     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                   2003       $11.861      $13.294       1,125
                                                   2004       $13.294      $14.374       4,411
                                                   2005       $14.374      $14.495       3,459
                                                   2006       $14.495      $15.671       3,201
                                                   2007       $15.671      $15.754       3,211
                                                   2008       $15.754      $11.392       1,049
                                                   2009       $11.392      $16.735       1,632
                                                   2010       $16.735      $18.667       1,594
-------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                   2003       $10.352      $10.403       2,859
                                                   2004       $10.403      $10.626      10,273
                                                   2005       $10.626      $10.639      11,645
                                                   2006       $10.639      $10.877      12,594
                                                   2007       $10.877      $11.194      12,384
                                                   2008       $11.194       $8.329       7,522
                                                   2009        $8.329      $11.948       4,690
                                                   2010       $11.948      $12.839       4,914
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.571      $13.331       3,933
                                                   2004       $13.331      $15.151       1,561
                                                   2005       $15.151      $16.628       1,446
                                                   2006       $16.628      $20.774       1,480
                                                   2007       $20.774      $22.016       1,750
                                                   2008       $22.016      $12.069         750
                                                   2009       $12.069      $14.712         725
                                                   2010       $14.712      $15.833         590
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.688      $12.942         417
                                                   2004       $12.942      $14.259       3,302
                                                   2005       $14.259      $15.176       2,975
                                                   2006       $15.176      $16.913       2,889
                                                   2007       $16.913      $15.686       2,800
                                                   2008       $15.686       $9.274       2,641
                                                   2009        $9.274      $11.867       2,515
                                                   2010       $11.867      $13.223       2,464
-------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                   2003        $9.933       $9.815         158
                                                   2004        $9.815       $9.664       7,242
                                                   2005        $9.664       $9.692       8,142
                                                   2006        $9.692       $9.897       9,943
                                                   2007        $9.897      $10.142       8,870
                                                   2008       $10.142      $10.175       6,205
                                                   2009       $10.175       $9.973       7,393
                                                   2010        $9.973       $9.758       5,755

                              136     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2003       $10.975      $13.445         196
                                                           2004       $13.445      $14.506         489
                                                           2005       $14.506      $15.609          82
                                                           2006       $15.609      $16.574          80
                                                           2007       $16.574      $17.140          76
                                                           2008       $17.140      $10.268           0
                                                           2009       $10.268      $13.271           0
                                                           2010       $13.271      $15.520         513
---------------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                           2003       $11.317      $14.518         107
                                                           2004       $14.518      $16.391         948
                                                           2005       $16.391      $16.978         905
                                                           2006       $16.978      $19.267       1,051
                                                           2007       $19.267      $17.922       1,086
                                                           2008       $17.922       $9.683         880
                                                           2009        $9.683       $9.110           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                                           2003       $10.837      $13.046         124
                                                           2004       $13.046      $13.725         580
                                                           2005       $13.725      $14.098         619
                                                           2006       $14.098      $15.350         639
                                                           2007       $15.350      $15.096         661
                                                           2008       $15.096       $9.074         563
                                                           2009        $9.074      $11.820         502
                                                           2010       $11.820      $13.455         474
---------------------------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                                           2003       $10.794      $13.510         434
                                                           2004       $13.510      $15.673         969
                                                           2005       $15.673      $17.194         524
                                                           2006       $17.194      $17.735         528
                                                           2007       $17.735      $18.005         523
                                                           2008       $18.005       $9.590         509
                                                           2009        $9.590      $13.014         490
                                                           2010       $13.014      $14.806           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                           2003       $10.574      $12.351       5,778
                                                           2004       $12.351      $12.688       2,080
                                                           2005       $12.688      $13.118       2,864
                                                           2006       $13.118      $13.529       3,165
                                                           2007       $13.529      $13.961       3,139
                                                           2008       $13.961       $8.598       1,766
                                                           2009        $8.598      $13.784       1,946
                                                           2010       $13.784      $16.286       2,107

                              137     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                   2004       $10.000      $10.719         388
                                                   2005       $10.719      $12.133         407
                                                   2006       $12.133      $12.355         443
                                                   2007       $12.355      $14.730         430
                                                   2008       $14.730       $7.320       1,747
                                                   2009        $7.320      $11.854       1,642
                                                   2010       $11.854      $14.245       1,537
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.694       1,255
                                                   2005       $10.694      $12.080       1,700
                                                   2006       $12.080      $12.266       1,083
                                                   2007       $12.266      $14.595         864
                                                   2008       $14.595       $7.231           0
                                                   2009        $7.231      $11.679           0
                                                   2010       $11.679      $14.007           0
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $12.285      $13.821           0
                                                   2004       $13.821      $14.881       1,477
                                                   2005       $14.881      $16.322       1,382
                                                   2006       $16.322      $17.691       1,351
                                                   2007       $17.691      $18.407       1,247
                                                   2008       $18.407      $15.307       1,282
                                                   2009       $15.307      $19.481         925
                                                   2010       $19.481      $20.910         914
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000           0
                                                   2004       $10.000      $11.030           0
                                                   2005       $11.030      $12.081           0
                                                   2006       $12.081      $14.359         475
                                                   2007       $14.359      $15.417         475
                                                   2008       $15.417      $10.715           0
                                                   2009       $10.715      $13.579           0
                                                   2010       $13.579      $15.147           0
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.538       1,345
                                                   2004       $13.538      $15.751       1,461
                                                   2005       $15.751      $17.392       1,402
                                                   2006       $17.392      $19.025       1,359
                                                   2007       $19.025      $19.158       1,371
                                                   2008       $19.158      $11.161       1,449
                                                   2009       $11.161      $16.008       1,333
                                                   2010       $16.008      $19.816       1,317

                              138     PROSPECTUS

   ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2006       $10.000       $9.793           0
                                                     2007        $9.793      $11.743           0
                                                     2008       $11.743       $6.108       1,756
                                                     2009        $6.108       $9.402       1,568
                                                     2010        $9.402      $12.164       1,428
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2003       $11.376      $14.455       1,499
                                                     2004       $14.455      $19.239       2,484
                                                     2005       $19.239      $21.972       2,279
                                                     2006       $21.972      $29.588       1,822
                                                     2007       $29.588      $23.938       2,051
                                                     2008       $23.938      $14.502       1,387
                                                     2009       $14.502      $18.226       1,178
                                                     2010       $18.226      $23.092       1,063
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000           0
                                                     2004       $10.000       $9.835       4,172
                                                     2005        $9.835       $9.854       3,349
                                                     2006        $9.854      $10.040       2,852
                                                     2007       $10.040      $10.257       2,651
                                                     2008       $10.257      $10.212       2,030
                                                     2009       $10.212       $9.997           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administrative expense charge of 0.19%.

                              139     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.270      283,913
                                                            2007       $10.270      $11.854      439,032
                                                            2008       $11.854       $6.685      480,294
                                                            2009        $6.685       $8.913      414,170
                                                            2010        $8.913      $10.256      390,878
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.462        4,820
                                                            2007       $10.462      $11.161        4,337
                                                            2008       $11.161       $8.219       21,445
                                                            2009        $8.219      $10.026       20,638
                                                            2010       $10.026      $11.105       24,739
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.491        3,082
                                                            2007       $10.491      $11.353       24,445
                                                            2008       $11.353       $7.507       76,943
                                                            2009        $7.507       $9.497       42,398
                                                            2010        $9.497      $10.686       24,372
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.500       11,481
                                                            2007       $10.500      $11.477       15,501
                                                            2008       $11.477       $6.983       16,534
                                                            2009        $6.983       $9.015       14,671
                                                            2010        $9.015      $10.281       11,064
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.352          519
                                                            2007       $10.352      $10.789       26,730
                                                            2008       $10.789       $9.481       28,748
                                                            2009        $9.481      $10.696       42,972
                                                            2010       $10.696      $11.290       26,391
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.746        5,960
                                                            2007        $9.746      $11.730        9,721
                                                            2008       $11.730       $6.375       14,136
                                                            2009        $6.375       $9.061       11,849
                                                            2010        $9.061      $10.680       28,798
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.824       20,407
                                                            2007       $10.824      $11.203      123,148
                                                            2008       $11.203       $6.928      109,337
                                                            2009        $6.928       $8.611       97,080
                                                            2010        $8.611       $9.722       76,446

                              140     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.879        86,590
                                                               2007        $9.879      $11.212       104,391
                                                               2008       $11.212       $6.663       132,298
                                                               2009        $6.663       $9.164       126,233
                                                               2010        $9.164      $11.595       127,785
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.853           903
                                                               2003       $10.853      $13.425       204,532
                                                               2004       $13.425      $14.614       239,720
                                                               2005       $14.614      $14.888       216,067
                                                               2006       $14.888      $17.107       540,890
                                                               2007       $17.107      $16.210       496,501
                                                               2008       $16.210      $10.345       358,524
                                                               2009       $10.345      $12.884       320,788
                                                               2010       $12.884      $14.795       269,363
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.240        20,529
                                                               2005       $11.240      $11.240       107,691
                                                               2006       $11.240      $13.079     1,218,293
                                                               2007       $13.079      $13.354     1,368,496
                                                               2008       $13.354       $9.244     1,325,003
                                                               2009        $9.244      $12.335     1,176,879
                                                               2010       $12.335      $13.677     1,056,219
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.525         5,010
                                                               2005       $10.525      $10.468        53,966
                                                               2006       $10.468      $11.425       762,291
                                                               2007       $11.425      $11.943       867,606
                                                               2008       $11.943       $7.695       791,913
                                                               2009        $7.695       $9.824       661,491
                                                               2010        $9.824      $10.788       589,255
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $11.228         1,221
                                                               2003       $11.228      $14.599       109,873
                                                               2004       $14.599      $17.778        78,714
                                                               2005       $17.778      $19.031        91,305
                                                               2006       $19.031      $21.909       293,264
                                                               2007       $21.909      $21.046       271,427
                                                               2008       $21.046      $13.873       238,542
                                                               2009       $13.873      $17.632       203,382
                                                               2010       $17.632      $22.249       178,119

                              141     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.538          290
                                                                  2003       $11.538      $15.583       12,058
                                                                  2004       $15.583      $17.095       23,996
                                                                  2005       $17.095      $17.630       21,758
                                                                  2006       $17.630      $18.858       10,502
                                                                  2007       $18.858      $20.643        7,403
                                                                  2008       $20.643      $11.681        7,971
                                                                  2009       $11.681      $16.505        6,474
                                                                  2010       $16.505      $20.730        6,329
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.253        9,294
                                                                  2005       $10.253      $10.333       19,913
                                                                  2006       $10.333      $10.577      187,553
                                                                  2007       $10.577      $11.096      248,011
                                                                  2008       $11.096      $11.748      319,693
                                                                  2009       $11.748      $11.919      489,931
                                                                  2010       $11.919      $12.350      474,324
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.019      119,365
                                                                  2007       $11.019      $12.127      189,293
                                                                  2008       $12.127       $8.538      209,202
                                                                  2009        $8.538      $10.362      204,171
                                                                  2010       $10.362      $11.417      203,468
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.327        4,512
                                                                  2003       $10.327      $12.718      203,839
                                                                  2004       $12.718      $14.097      154,189
                                                                  2005       $14.097      $15.338      187,550
                                                                  2006       $15.338      $17.869      682,906
                                                                  2007       $17.869      $18.195      703,665
                                                                  2008       $18.195      $11.261      570,057
                                                                  2009       $11.261      $13.969      456,695
                                                                  2010       $13.969      $15.286      413,760
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.236          101
                                                                  2003       $11.236      $16.917       58,107
                                                                  2004       $16.917      $20.762       14,136
                                                                  2005       $20.762      $26.037       17,133
                                                                  2006       $26.037      $32.822      112,374
                                                                  2007       $32.822      $41.594      130,198
                                                                  2008       $41.594      $19.358       97,736
                                                                  2009       $19.358      $32.879       82,067
                                                                  2010       $32.879      $38.048       74,938

                              142     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.477        1,484
                                                                  2003       $10.477      $13.633       79,873
                                                                  2004       $13.633      $15.902       59,175
                                                                  2005       $15.902      $17.241       93,972
                                                                  2006       $17.241      $20.606      530,191
                                                                  2007       $20.606      $23.411      597,641
                                                                  2008       $23.411      $13.736      554,748
                                                                  2009       $13.736      $18.525      462,135
                                                                  2010       $18.525      $19.763      416,002
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.723            0
                                                                  2003       $10.723      $12.921        3,305
                                                                  2004       $12.921      $14.589        8,097
                                                                  2005       $14.589      $13.916        7,980
                                                                  2006       $13.916      $15.444        3,331
                                                                  2007       $15.444      $16.870        3,277
                                                                  2008       $16.870      $17.632        4,741
                                                                  2009       $17.632      $20.593       16,455
                                                                  2010       $20.593      $23.194       16,292
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2002       $10.000       $9.412          226
                                                                  2003        $9.412      $11.767       49,664
                                                                  2004       $11.767      $12.365       54,076
                                                                  2005       $12.365      $13.098       53,013
                                                                  2006       $13.098      $13.229      171,720
                                                                  2007       $13.229      $15.184      151,568
                                                                  2008       $15.184       $7.603      112,940
                                                                  2009        $7.603      $12.394       91,359
                                                                  2010       $12.394      $14.584       83,468
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.343       14,269
                                                                  2005       $11.343      $11.622       47,730
                                                                  2006       $11.622      $13.273      633,111
                                                                  2007       $13.273      $12.757      537,385
                                                                  2008       $12.757       $8.059      477,119
                                                                  2009        $8.059      $10.184      420,385
                                                                  2010       $10.184      $11.596      363,992

                              143     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                     2004       $10.000      $10.967       16,162
                                                                     2005       $10.967      $11.589       29,002
                                                                     2006       $11.589      $12.840      280,682
                                                                     2007       $12.840      $13.060      347,010
                                                                     2008       $13.060       $9.937      331,539
                                                                     2009        $9.937      $11.978      319,241
                                                                     2010       $11.978      $13.206      288,945
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2002       $10.000      $10.655        3,194
                                                                     2003       $10.655      $13.388      152,359
                                                                     2004       $13.388      $15.035      119,515
                                                                     2005       $15.035      $16.235      127,047
                                                                     2006       $16.235      $18.530      443,130
                                                                     2007       $18.530      $18.694      418,529
                                                                     2008       $18.694      $12.471      341,355
                                                                     2009       $12.471      $15.231      303,451
                                                                     2010       $15.231      $16.817      282,302
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.130       46,225
                                                                     2005       $11.130      $12.171       43,238
                                                                     2006       $12.171      $12.567       40,593
                                                                     2007       $12.567      $14.543       31,988
                                                                     2008       $14.543       $7.609       24,363
                                                                     2009        $7.609      $11.709       22,391
                                                                     2010       $11.709      $14.665       20,707
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.306       58,610
                                                                     2005       $11.306      $12.497       51,537
                                                                     2006       $12.497      $14.844      112,320
                                                                     2007       $14.844      $15.753      100,885
                                                                     2008       $15.753       $9.101       86,957
                                                                     2009        $9.101      $12.468       80,040
                                                                     2010       $12.468      $14.999       74,826
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.300       14,404
                                                                     2005       $11.300      $12.472       20,338
                                                                     2006       $12.472      $14.805      114,995
                                                                     2007       $14.805      $15.697      163,770
                                                                     2008       $15.697       $9.049      159,408
                                                                     2009        $9.049      $12.392      137,628
                                                                     2010       $12.392      $14.900      113,213

                              144     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                             2004       $10.000      $10.363        5,743
                                                             2005       $10.363      $10.332       42,214
                                                             2006       $10.332      $11.116      348,673
                                                             2007       $11.116      $11.615      442,802
                                                             2008       $11.615       $9.426      376,145
                                                             2009        $9.426      $12.459      332,066
                                                             2010       $12.459      $13.771      301,339
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.912        5,559
                                                             2005       $10.912      $11.485        7,084
                                                             2006       $11.485      $12.958      137,579
                                                             2007       $12.958      $13.608      130,324
                                                             2008       $13.608       $9.552      134,300
                                                             2009        $9.552      $11.842      109,583
                                                             2010       $11.842      $13.871       95,400
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.896        1,993
                                                             2005       $10.896      $11.072       40,840
                                                             2006       $11.072      $12.778      435,257
                                                             2007       $12.778      $13.006      437,477
                                                             2008       $13.006       $8.137      375,485
                                                             2009        $8.137       $9.521      333,553
                                                             2010        $9.521      $11.001      275,904
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.144          268
                                                             2005       $11.144      $11.475        7,646
                                                             2006       $11.475      $12.184      104,562
                                                             2007       $12.184      $14.541      150,622
                                                             2008       $14.541       $8.837      157,421
                                                             2009        $8.837      $12.658      127,029
                                                             2010       $12.658      $15.312      111,055
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.127        1,679
                                                             2005       $11.127      $11.851       48,962
                                                             2006       $11.851      $13.090      439,310
                                                             2007       $13.090      $12.955      414,136
                                                             2008       $12.955       $7.732      385,510
                                                             2009        $7.732       $9.634      313,448
                                                             2010        $9.634      $11.892      279,411

                              145     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.699          381
                                                              2003       $10.699      $13.128      118,638
                                                              2004       $13.128      $14.184       99,388
                                                              2005       $14.184      $14.472      112,333
                                                              2006       $14.472      $15.789      286,137
                                                              2007       $15.789      $16.078      289,544
                                                              2008       $16.078       $8.921      200,630
                                                              2009        $8.921      $10.676      127,991
                                                              2010       $10.676      $11.838      117,180
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.298      127,891
                                                              2004       $12.298      $12.903       60,080
                                                              2005       $12.903      $13.316       80,633
                                                              2006       $13.316      $14.111      831,237
                                                              2007       $14.111      $15.810      733,219
                                                              2008       $15.810       $8.454      552,440
                                                              2009        $8.454      $11.993      462,878
                                                              2010       $11.993      $12.881      415,802
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.110           18
                                                              2005       $10.110      $10.182        6,577
                                                              2006       $10.182      $10.515      416,500
                                                              2007       $10.515      $10.770      725,278
                                                              2008       $10.770       $6.457      718,452
                                                              2009        $6.457       $6.929      739,474
                                                              2010        $6.929       $7.589      603,480
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.150        1,468
                                                              2003       $10.150      $14.270       71,158
                                                              2004       $14.270      $16.695       79,066
                                                              2005       $16.695      $18.740       73,144
                                                              2006       $18.740      $21.645      182,436
                                                              2007       $21.645      $22.595      161,936
                                                              2008       $22.595      $13.267      117,070
                                                              2009       $13.267      $18.195      102,975
                                                              2010       $18.195      $20.717       85,054

                              146     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.553        2,732
                                                                   2003       $10.553      $12.168      218,046
                                                                   2004       $12.168      $12.984      182,539
                                                                   2005       $12.984      $13.095      227,958
                                                                   2006       $13.095      $13.820      936,505
                                                                   2007       $13.820      $14.898      898,573
                                                                   2008       $14.898      $12.537      714,766
                                                                   2009       $12.537      $14.609      670,287
                                                                   2010       $14.609      $16.501      582,180
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.663        2,578
                                                                   2003       $10.663      $12.991      158,346
                                                                   2004       $12.991      $13.901      108,252
                                                                   2005       $13.901      $13.955      102,339
                                                                   2006       $13.955      $15.000      226,400
                                                                   2007       $15.000      $14.691      214,333
                                                                   2008       $14.691       $3.098      410,839
                                                                   2009        $3.098       $3.840      412,793
                                                                   2010        $3.840       $4.324      361,109
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.179          776
                                                                   2003       $10.179      $12.666      331,015
                                                                   2004       $12.666      $13.604      209,165
                                                                   2005       $13.604      $14.157      230,257
                                                                   2006       $14.157      $15.989      723,778
                                                                   2007       $15.989      $16.387      716,425
                                                                   2008       $16.387       $9.897      655,439
                                                                   2009        $9.897      $12.466      584,230
                                                                   2010       $12.466      $14.210      509,223
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.356        1,102
                                                                   2003       $10.356      $14.701       95,842
                                                                   2004       $14.701      $17.242       57,383
                                                                   2005       $17.242      $18.617       65,352
                                                                   2006       $18.617      $21.007      277,326
                                                                   2007       $21.007      $20.384      252,656
                                                                   2008       $20.384      $12.436      188,278
                                                                   2009       $12.436      $16.752      149,396
                                                                   2010       $16.752      $20.286      121,390

                              147     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2002       $10.000      $10.063            6
                                                                     2003       $10.063      $12.422       43,239
                                                                     2004       $12.422      $14.600       24,359
                                                                     2005       $14.600      $16.090       27,814
                                                                     2006       $16.090      $16.263       59,133
                                                                     2007       $16.263      $16.969       58,286
                                                                     2008       $16.969       $8.481       43,515
                                                                     2009        $8.481      $11.038       34,131
                                                                     2010       $11.038      $13.814       28,946
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $12.783      270,276
                                                                     2010       $12.783      $14.165      240,229
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2002       $10.000      $10.517        4,392
                                                                     2003       $10.517      $12.113      147,503
                                                                     2004       $12.113      $12.899      131,257
                                                                     2005       $12.899      $13.202      148,439
                                                                     2006       $13.202      $14.542      234,261
                                                                     2007       $14.542      $14.446      206,764
                                                                     2008       $14.446       $8.427      155,173
                                                                     2009        $8.427      $10.418      144,056
                                                                     2010       $10.418      $11.363      130,769
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2002       $10.000      $10.390            4
                                                                     2003       $10.390      $12.464       31,401
                                                                     2004       $12.464      $13.383       29,830
                                                                     2005       $13.383      $14.089       40,883
                                                                     2006       $14.089      $15.649      130,113
                                                                     2007       $15.649      $15.851      142,847
                                                                     2008       $15.851      $10.401      100,708
                                                                     2009       $10.401      $13.839       89,383
                                                                     2010       $13.839      $15.620       78,587
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                     2002       $10.000       $9.726        1,736
                                                                     2003        $9.726      $11.331       43,250
                                                                     2004       $11.331      $11.945       54,726
                                                                     2005       $11.945      $13.308       49,402
                                                                     2006       $13.308      $13.462       40,028
                                                                     2007       $13.462      $13.168       38,972
                                                                     2008       $13.168      $10.746       31,865
                                                                     2009       $10.746      $13.325       27,216
                                                                     2010       $13.325      $13.436       27,103

                              148     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2002       $10.000      $11.472             0
                                                2003       $11.472      $14.093            14
                                                2004       $14.093      $16.864         7,591
                                                2005       $16.864      $18.020         6,607
                                                2006       $18.020      $22.529        37,029
                                                2007       $22.529      $26.590        34,126
                                                2008       $26.590      $18.188        31,541
                                                2009       $18.188      $19.216        25,166
                                                2010       $19.216      $19.257        24,394
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2002       $10.000      $10.800         3,560
                                                2003       $10.800      $13.539       241,997
                                                2004       $13.539      $14.804       172,124
                                                2005       $14.804      $15.331       162,143
                                                2006       $15.331      $17.489       266,435
                                                2007       $17.489      $16.170       244,115
                                                2008       $16.170       $9.755       223,397
                                                2009        $9.755      $12.461       197,345
                                                2010       $12.461      $14.027       162,734
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2002       $10.000      $10.743           475
                                                2003       $10.743      $13.378       120,256
                                                2004       $13.378      $14.554        48,270
                                                2005       $14.554      $14.766        57,946
                                                2006       $14.766      $16.062       300,762
                                                2007       $16.062      $16.246       292,179
                                                2008       $16.246      $11.820       204,275
                                                2009       $11.820      $17.470       183,498
                                                2010       $17.470      $19.606       165,844
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2002       $10.000      $10.187         5,609
                                                2003       $10.187      $10.469       263,037
                                                2004       $10.469      $10.759       201,668
                                                2005       $10.759      $10.838       232,164
                                                2006       $10.838      $11.149     1,001,618
                                                2007       $11.149      $11.544     1,052,702
                                                2008       $11.544       $8.642       754,881
                                                2009        $8.642      $12.472       619,477
                                                2010       $12.472      $13.486       546,039

                              149     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2002       $10.000      $10.606           683
                                                           2003       $10.606      $13.416        57,398
                                                           2004       $13.416      $15.341        79,696
                                                           2005       $15.341      $16.939        90,776
                                                           2006       $16.939      $21.291       244,922
                                                           2007       $21.291      $22.704       205,176
                                                           2008       $22.704      $12.523       164,011
                                                           2009       $12.523      $15.359       145,629
                                                           2010       $15.359      $16.630       133,045
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2002       $10.000      $10.409           302
                                                           2003       $10.409      $13.024        46,132
                                                           2004       $13.024      $14.437        19,447
                                                           2005       $14.437      $15.460        25,617
                                                           2006       $15.460      $17.334       114,672
                                                           2007       $17.334      $16.176        92,519
                                                           2008       $16.176       $9.623        61,381
                                                           2009        $9.623      $12.389        54,368
                                                           2010       $12.389      $13.889        51,133
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2002       $10.000       $9.987         5,174
                                                           2003        $9.987       $9.878       199,617
                                                           2004        $9.878       $9.785        78,052
                                                           2005        $9.785       $9.873       106,156
                                                           2006        $9.873      $10.144     1,326,605
                                                           2007       $10.144      $10.459     1,230,632
                                                           2008       $10.459      $10.557     1,168,900
                                                           2009       $10.557      $10.411     1,045,501
                                                           2010       $10.411      $10.249       909,223
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2002       $10.000      $10.381             0
                                                           2003       $10.381      $13.530        57,917
                                                           2004       $13.530      $14.687        29,678
                                                           2005       $14.687      $15.900        28,046
                                                           2006       $15.900      $16.987        56,689
                                                           2007       $16.987      $17.675        53,275
                                                           2008       $17.675      $10.654        46,425
                                                           2009       $10.654      $13.855        43,295
                                                           2010       $13.855      $16.301        67,256

                              150     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                            Number of
                                                 Accumulation Accumulation    Units
                                    For the Year  Unit Value   Unit Value  Outstanding
                                       Ending    at Beginning    at End      at End
Sub-Accounts                        December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                        2002       $10.000      $11.206        1,048
                                        2003       $11.206      $14.610       58,917
                                        2004       $14.610      $16.596       47,472
                                        2005       $16.596      $17.296       78,202
                                        2006       $17.296      $19.747      342,022
                                        2007       $19.747      $18.481      367,814
                                        2008       $18.481      $10.047      315,350
                                        2009       $10.047       $9.460            0
--------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                        2002       $10.000      $10.644           66
                                        2003       $10.644      $13.128       38,525
                                        2004       $13.128      $13.896       25,803
                                        2005       $13.896      $14.361       22,777
                                        2006       $14.361      $15.733       17,578
                                        2007       $15.733      $15.568       16,380
                                        2008       $15.568       $9.415       16,221
                                        2009        $9.415      $12.340       13,193
                                        2010       $12.340      $14.132       10,427
--------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                        2002       $10.000      $10.374           66
                                        2003       $10.374      $13.596       32,814
                                        2004       $13.596      $15.869       37,929
                                        2005       $15.869      $17.515       34,660
                                        2006       $17.515      $18.177       43,154
                                        2007       $18.177      $18.568       38,321
                                        2008       $18.568       $9.950       30,685
                                        2009        $9.950      $13.586       27,854
                                        2010       $13.586      $15.526            0
--------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                        2002       $10.000      $10.111        2,714
                                        2003       $10.111      $12.429      204,603
                                        2004       $12.429      $12.847      232,660
                                        2005       $12.847      $13.363      220,448
                                        2006       $13.363      $13.866      183,695
                                        2007       $13.866      $14.398      171,556
                                        2008       $14.398       $8.922      134,351
                                        2009        $8.922      $14.390      120,884
                                        2010       $14.390      $17.106      107,042

                              151     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                   2004       $10.000      $10.763       24,252
                                                   2005       $10.763      $12.257       26,735
                                                   2006       $12.257      $12.558      173,605
                                                   2007       $12.558      $15.064      150,677
                                                   2008       $15.064       $7.532       80,186
                                                   2009        $7.532      $12.272       67,644
                                                   2010       $12.272      $14.838       58,516
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.738        9,011
                                                   2005       $10.738      $12.203       10,641
                                                   2006       $12.203      $12.468      124,471
                                                   2007       $12.468      $14.926      106,403
                                                   2008       $14.926       $7.440       37,889
                                                   2009        $7.440      $12.092       26,990
                                                   2010       $12.092      $14.590       22,022
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.062            0
                                                   2003       $11.062      $13.908       21,280
                                                   2004       $13.908      $15.067       16,192
                                                   2005       $15.067      $16.627       18,091
                                                   2006       $16.627      $18.131      100,034
                                                   2007       $18.131      $18.983       96,018
                                                   2008       $18.983      $15.882       83,252
                                                   2009       $15.882      $20.337       65,956
                                                   2010       $20.337      $21.963       62,028
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000            0
                                                   2004       $10.000      $11.098       14,221
                                                   2005       $11.098      $12.230       27,462
                                                   2006       $12.230      $14.625      272,665
                                                   2007       $14.625      $15.798      294,419
                                                   2008       $15.798      $11.048      255,720
                                                   2009       $11.048      $14.086      226,866
                                                   2010       $14.086      $15.809      197,080
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.593       20,071
                                                   2004       $13.593      $15.912       19,130
                                                   2005       $15.912      $17.677       17,888
                                                   2006       $17.677      $19.456       35,605
                                                   2007       $19.456      $19.712       38,349
                                                   2008       $19.712      $11.554       27,627
                                                   2009       $11.554      $16.675       26,656
                                                   2010       $16.675      $20.768       27,188

                              152     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

     ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING
                        FOR EACH VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2006       $10.000       $9.833       92,016
                                                     2007        $9.833      $11.864      215,863
                                                     2008       $11.864       $6.209      236,127
                                                     2009        $6.209       $9.616      186,191
                                                     2010        $9.616      $12.517      148,828
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.703        1,077
                                                     2003       $10.703      $14.547       58,906
                                                     2004       $14.547      $19.479       58,603
                                                     2005       $19.479      $22.382       68,172
                                                     2006       $22.382      $30.325      181,974
                                                     2007       $30.325      $24.686      156,400
                                                     2008       $24.686      $15.048      151,102
                                                     2009       $15.048      $19.028      125,186
                                                     2010       $19.028      $24.254      104,933
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000       $9.895       66,137
                                                     2005        $9.895       $9.975      118,151
                                                     2006        $9.975      $10.226      302,731
                                                     2007       $10.226      $10.511      398,400
                                                     2008       $10.511      $10.529      314,797
                                                     2009       $10.529      $10.368            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

                              153     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.207         0
                                                            2007       $10.207      $11.673         0
                                                            2008       $11.673       $6.523         0
                                                            2009        $6.523       $8.616         0
                                                            2010        $8.616       $9.824         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.397         0
                                                            2007       $10.397      $10.991         0
                                                            2008       $10.991       $8.020         0
                                                            2009        $8.020       $9.693         0
                                                            2010        $9.693      $10.638         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.427         0
                                                            2007       $10.427      $11.179         0
                                                            2008       $11.179       $7.325         0
                                                            2009        $7.325       $9.182         0
                                                            2010        $9.182      $10.236         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.436         0
                                                            2007       $10.436      $11.302         0
                                                            2008       $11.302       $6.813         0
                                                            2009        $6.813       $8.715         0
                                                            2010        $8.715       $9.849         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.289         0
                                                            2007       $10.289      $10.624         0
                                                            2008       $10.624       $9.251         0
                                                            2009        $9.251      $10.341         0
                                                            2010       $10.341      $10.815         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.686         0
                                                            2007        $9.686      $11.551         0
                                                            2008       $11.551       $6.220         0
                                                            2009        $6.220       $8.760         0
                                                            2010        $8.760      $10.230         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.757         0
                                                            2007       $10.757      $11.031         0
                                                            2008       $11.031       $6.759         0
                                                            2009        $6.759       $8.325         0
                                                            2010        $8.325       $9.313         0

                              154     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.818           0
                                                               2007        $9.818      $11.040           0
                                                               2008       $11.040       $6.501           0
                                                               2009        $6.501       $8.859           0
                                                               2010        $8.859      $11.107           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.680      $13.292         794
                                                               2004       $13.292      $14.336       1,584
                                                               2005       $14.336      $14.472       1,014
                                                               2006       $14.472      $16.477         963
                                                               2007       $16.477      $15.469       1,185
                                                               2008       $15.469       $9.782       1,244
                                                               2009        $9.782      $12.072       1,094
                                                               2010       $12.072      $13.735       1,085
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.171           0
                                                               2005       $11.171      $11.069           0
                                                               2006       $11.069      $12.763           0
                                                               2007       $12.763      $12.911           0
                                                               2008       $12.911       $8.856           0
                                                               2009        $8.856      $11.709           0
                                                               2010       $11.709      $12.865           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.501           0
                                                               2005       $10.501      $10.349       7,469
                                                               2006       $10.349      $11.192       6,505
                                                               2007       $11.192      $11.592       6,371
                                                               2008       $11.592       $7.400       6,487
                                                               2009        $7.400       $9.361       6,662
                                                               2010        $9.361      $10.186       6,770
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2003       $11.021      $14.453       5,633
                                                               2004       $14.453      $17.440       5,461
                                                               2005       $17.440      $18.498       5,412
                                                               2006       $18.498      $21.102       4,871
                                                               2007       $21.102      $20.084       4,745
                                                               2008       $20.084      $13.117       4,658
                                                               2009       $13.117      $16.520       4,515
                                                               2010       $16.520      $20.655       3,165

                              155     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.801      $15.428          0
                                                                  2004       $15.428      $16.770          0
                                                                  2005       $16.770      $17.137          0
                                                                  2006       $17.137      $18.164          0
                                                                  2007       $18.164      $19.700          0
                                                                  2008       $19.700      $11.045          0
                                                                  2009       $11.045      $15.464          0
                                                                  2010       $15.464      $19.244          0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.190          0
                                                                  2005       $10.190      $10.176          0
                                                                  2006       $10.176      $10.322          0
                                                                  2007       $10.322      $10.728          0
                                                                  2008       $10.728      $11.255          0
                                                                  2009       $11.255      $11.315          0
                                                                  2010       $11.315      $11.616          0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.951          0
                                                                  2007       $10.951      $11.942        200
                                                                  2008       $11.942       $8.331        199
                                                                  2009        $8.331      $10.018        197
                                                                  2010       $10.018      $10.936        195
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.581      $12.591          0
                                                                  2004       $12.591      $13.829        404
                                                                  2005       $13.829      $14.909          0
                                                                  2006       $14.909      $17.211          0
                                                                  2007       $17.211      $17.364          0
                                                                  2008       $17.364      $10.648          0
                                                                  2009       $10.648      $13.088          0
                                                                  2010       $13.088      $14.191          0
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2003       $11.655      $16.748          0
                                                                  2004       $16.748      $20.367        274
                                                                  2005       $20.367      $25.309        241
                                                                  2006       $25.309      $31.613         34
                                                                  2007       $31.613      $39.694         98
                                                                  2008       $39.694      $18.304        169
                                                                  2009       $18.304      $30.806        157
                                                                  2010       $30.806      $35.323         92

                              156     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2003       $10.359      $13.497         785
                                                                  2004       $13.497      $15.599         785
                                                                  2005       $15.599      $16.759       3,619
                                                                  2006       $16.759      $19.847       3,197
                                                                  2007       $19.847      $22.342       3,034
                                                                  2008       $22.342      $12.988       3,180
                                                                  2009       $12.988      $17.356       3,016
                                                                  2010       $17.356      $18.347       2,985
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2003       $11.563      $12.792           0
                                                                  2004       $12.792      $14.312           0
                                                                  2005       $14.312      $13.526           0
                                                                  2006       $13.526      $14.875           0
                                                                  2007       $14.875      $16.099           0
                                                                  2008       $16.099      $16.672           0
                                                                  2009       $16.672      $19.294           0
                                                                  2010       $19.294      $21.533           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2003        $9.909      $11.650      14,005
                                                                  2004       $11.650      $12.129      16,837
                                                                  2005       $12.129      $12.732      15,428
                                                                  2006       $12.732      $12.742      14,773
                                                                  2007       $12.742      $14.490      14,117
                                                                  2008       $14.490       $7.189      12,744
                                                                  2009        $7.189      $11.612      12,635
                                                                  2010       $11.612      $13.539       9,787
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.274           0
                                                                  2005       $11.274      $11.446       2,787
                                                                  2006       $11.446      $12.952       2,016
                                                                  2007       $12.952      $12.334       2,145
                                                                  2008       $12.334       $7.721       2,244
                                                                  2009        $7.721       $9.667       2,369
                                                                  2010        $9.667      $10.906       2,332
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                  2004       $10.000      $10.900           0
                                                                  2005       $10.900      $11.413           0
                                                                  2006       $11.413      $12.530           0
                                                                  2007       $12.530      $12.627           0
                                                                  2008       $12.627       $9.520           0
                                                                  2009        $9.520      $11.370       2,501
                                                                  2010       $11.370      $12.421       2,466

                              157     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2003       $10.757      $13.254       2,676
                                                                     2004       $13.254      $14.749       2,467
                                                                     2005       $14.749      $15.781       5,528
                                                                     2006       $15.781      $17.848       4,770
                                                                     2007       $17.848      $17.840       4,656
                                                                     2008       $17.840      $11.792       4,541
                                                                     2009       $11.792      $14.270       4,564
                                                                     2010       $14.270      $15.612       4,380
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.062       1,030
                                                                     2005       $11.062      $11.986       1,030
                                                                     2006       $11.986      $12.263       1,003
                                                                     2007       $12.263      $14.061         955
                                                                     2008       $14.061       $7.289         956
                                                                     2009        $7.289      $11.114         956
                                                                     2010       $11.114      $13.794         906
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.237       1,038
                                                                     2005       $11.237      $12.307       1,038
                                                                     2006       $12.307      $14.486       1,011
                                                                     2007       $14.486      $15.231         963
                                                                     2008       $15.231       $8.719         963
                                                                     2009        $8.719      $11.835         963
                                                                     2010       $11.835      $14.108         913
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.231           0
                                                                     2005       $11.231      $12.282           0
                                                                     2006       $12.282      $14.447           0
                                                                     2007       $14.447      $15.176         153
                                                                     2008       $15.176       $8.668         152
                                                                     2009        $8.668      $11.763         150
                                                                     2010       $11.763      $14.014         149
-------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                                     2004       $10.000      $10.339           0
                                                                     2005       $10.339      $10.214       3,358
                                                                     2006       $10.214      $10.890       3,659
                                                                     2007       $10.890      $11.274       3,579
                                                                     2008       $11.274       $9.065       2,148
                                                                     2009        $9.065      $11.873       2,116
                                                                     2010       $11.873      $13.003       2,116

                              158     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.887           0
                                                             2005       $10.887      $11.355           0
                                                             2006       $11.355      $12.694           0
                                                             2007       $12.694      $13.208           0
                                                             2008       $13.208       $9.186           0
                                                             2009        $9.186      $11.284           0
                                                             2010       $11.284      $13.097           0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.871           0
                                                             2005       $10.871      $10.946           0
                                                             2006       $10.946      $12.518           0
                                                             2007       $12.518      $12.624           0
                                                             2008       $12.624       $7.826       1,062
                                                             2009        $7.826       $9.073       1,183
                                                             2010        $9.073      $10.388           0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.119           0
                                                             2005       $11.119      $11.344           0
                                                             2006       $11.344      $11.936           0
                                                             2007       $11.936      $14.114           0
                                                             2008       $14.114       $8.499           0
                                                             2009        $8.499      $12.062           0
                                                             2010       $12.062      $14.458           0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.102           0
                                                             2005       $11.102      $11.716       4,347
                                                             2006       $11.716      $12.823       3,504
                                                             2007       $12.823      $12.574       3,802
                                                             2008       $12.574       $7.435       4,518
                                                             2009        $7.435       $9.180       4,598
                                                             2010        $9.180      $11.228       3,893
-----------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                             2003       $11.085      $12.997           0
                                                             2004       $12.997      $13.914         468
                                                             2005       $13.914      $14.067         468
                                                             2006       $14.067      $15.207         469
                                                             2007       $15.207      $15.343         460
                                                             2008       $15.343       $8.435           0
                                                             2009        $8.435      $10.002           0
                                                             2010       $10.002      $10.990           0

                              159     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                   2003       $10.000      $12.222           0
                                                                   2004       $12.222      $12.707       1,319
                                                                   2005       $12.707      $12.994       3,573
                                                                   2006       $12.994      $13.644       3,427
                                                                   2007       $13.644      $15.146       3,202
                                                                   2008       $15.146       $8.025       4,955
                                                                   2009        $8.025      $11.280       4,347
                                                                   2010       $11.280      $12.005       3,381
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                   2004       $10.000      $10.087           0
                                                                   2005       $10.087      $10.066           0
                                                                   2006       $10.066      $10.300           0
                                                                   2007       $10.300      $10.453           0
                                                                   2008       $10.453       $6.210           0
                                                                   2009        $6.210       $6.603           0
                                                                   2010        $6.603       $7.165           0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                   2003       $10.062      $14.128           0
                                                                   2004       $14.128      $16.377           0
                                                                   2005       $16.377      $18.216         152
                                                                   2006       $18.216      $20.848         140
                                                                   2007       $20.848      $21.563         138
                                                                   2008       $21.563      $12.545         135
                                                                   2009       $12.545      $17.047         144
                                                                   2010       $17.047      $19.233         139
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2003       $11.224      $12.046       4,565
                                                                   2004       $12.046      $12.737       6,173
                                                                   2005       $12.737      $12.729       7,837
                                                                   2006       $12.729      $13.310       8,414
                                                                   2007       $13.310      $14.217       7,968
                                                                   2008       $14.217      $11.855       5,798
                                                                   2009       $11.855      $13.688       5,757
                                                                   2010       $13.688      $15.319       5,418
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2003       $11.708      $12.861       3,096
                                                                   2004       $12.861      $13.636       3,274
                                                                   2005       $13.636      $13.564       3,612
                                                                   2006       $13.564      $14.448       3,461
                                                                   2007       $14.448      $14.020       3,340
                                                                   2008       $14.020       $2.929       3,933
                                                                   2009        $2.929       $3.597       3,566
                                                                   2010        $3.597       $4.014       3,315

                              160     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                     2003       $10.442      $12.540       2,031
                                                                     2004       $12.540      $13.346       1,958
                                                                     2005       $13.346      $13.761       8,119
                                                                     2006       $13.761      $15.400       6,907
                                                                     2007       $15.400      $15.638       6,790
                                                                     2008       $15.638       $9.358       7,509
                                                                     2009        $9.358      $11.680       7,613
                                                                     2010       $11.680      $13.192       7,319
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.692      $14.554         715
                                                                     2004       $14.554      $16.914       1,046
                                                                     2005       $16.914      $18.096       2,028
                                                                     2006       $18.096      $20.234       1,714
                                                                     2007       $20.234      $19.452       1,740
                                                                     2008       $19.452      $11.759       2,077
                                                                     2009       $11.759      $15.695       1,980
                                                                     2010       $15.695      $18.833       1,634
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.319      $12.298       4,939
                                                                     2004       $12.298      $14.322       4,736
                                                                     2005       $14.322      $15.640       4,663
                                                                     2006       $15.640      $15.664       4,465
                                                                     2007       $15.664      $16.193       4,277
                                                                     2008       $16.193       $8.019       3,927
                                                                     2009        $8.019      $10.342       3,895
                                                                     2010       $10.342      $12.824       2,865
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $11.976      13,127
                                                                     2010       $11.976      $13.150      10,689
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.660      $11.992       1,563
                                                                     2004       $11.992      $12.654       1,561
                                                                     2005       $12.654      $12.833       2,112
                                                                     2006       $12.833      $14.006       1,869
                                                                     2007       $14.006      $13.786       1,731
                                                                     2008       $13.786       $7.968         833
                                                                     2009        $7.968       $9.761         530
                                                                     2010        $9.761      $10.548         271

                              161     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2003       $10.730      $12.339           0
                                                      2004       $12.339      $13.128           0
                                                      2005       $13.128      $13.695         750
                                                      2006       $13.695      $15.072         736
                                                      2007       $15.072      $15.127         726
                                                      2008       $15.127       $9.835           0
                                                      2009        $9.835      $12.966           0
                                                      2010       $12.966      $14.501           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2003       $10.213      $11.218         116
                                                      2004       $11.218      $11.718          96
                                                      2005       $11.718      $12.935          80
                                                      2006       $12.935      $12.966          65
                                                      2007       $12.966      $12.566          53
                                                      2008       $12.566      $10.161          41
                                                      2009       $10.161      $12.484          22
                                                      2010       $12.484      $12.474           8
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                      2003       $11.455      $13.971           0
                                                      2004       $13.971      $16.543           0
                                                      2005       $16.543      $17.516           0
                                                      2006       $17.516      $21.699           0
                                                      2007       $21.699      $25.376           0
                                                      2008       $25.376      $17.199           0
                                                      2009       $17.199      $18.004           0
                                                      2010       $18.004      $17.878           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2003       $10.971      $13.404         263
                                                      2004       $13.404      $14.522         212
                                                      2005       $14.522      $14.902         179
                                                      2006       $14.902      $16.845         148
                                                      2007       $16.845      $15.431         132
                                                      2008       $15.431       $9.224         122
                                                      2009        $9.224      $11.675          81
                                                      2010       $11.675      $13.022          44
----------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                      2003       $11.841      $13.245           0
                                                      2004       $13.245      $14.277         391
                                                      2005       $14.277      $14.353         397
                                                      2006       $14.353      $15.470         387
                                                      2007       $15.470      $15.504         405
                                                      2008       $15.504      $11.177       3,131
                                                      2009       $11.177      $16.368       2,981
                                                      2010       $16.368      $18.202       2,936

                              162     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                           2003       $10.335      $10.364       1,290
                                                           2004       $10.364      $10.554       2,104
                                                           2005       $10.554      $10.535       7,068
                                                           2006       $10.535      $10.738       7,270
                                                           2007       $10.738      $11.016       7,160
                                                           2008       $11.016       $8.171       4,637
                                                           2009        $8.171      $11.686       4,048
                                                           2010       $11.686      $12.520       3,996
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2003       $10.554      $13.282      15,292
                                                           2004       $13.282      $15.049       8,870
                                                           2005       $15.049      $16.465       8,551
                                                           2006       $16.465      $20.507       8,194
                                                           2007       $20.507      $21.667       7,989
                                                           2008       $21.667      $11.841       7,104
                                                           2009       $11.841      $14.390       7,057
                                                           2010       $14.390      $15.439       4,119
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2003       $10.670      $12.894           0
                                                           2004       $12.894      $14.163           0
                                                           2005       $14.163      $15.027           0
                                                           2006       $15.027      $16.696           0
                                                           2007       $16.696      $15.437           0
                                                           2008       $15.437       $9.099           0
                                                           2009        $9.099      $11.607           0
                                                           2010       $11.607      $12.894           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2003        $9.917       $9.779       1,411
                                                           2004        $9.779       $9.598       3,015
                                                           2005        $9.598       $9.597       8,670
                                                           2006        $9.597       $9.770       9,762
                                                           2007        $9.770       $9.981       9,632
                                                           2008        $9.981       $9.982       4,607
                                                           2009        $9.982       $9.754       7,609
                                                           2010        $9.754       $9.515       7,675
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2003       $10.957      $13.395           0
                                                           2004       $13.395      $14.408           0
                                                           2005       $14.408      $15.456           0
                                                           2006       $15.456      $16.362           0
                                                           2007       $16.362      $16.868           0
                                                           2008       $16.868      $10.074           0
                                                           2009       $10.074      $12.980           0
                                                           2010       $12.980      $15.133           0

                              163     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub-Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                           2003       $11.298      $14.464      12,046
                                           2004       $14.464      $16.280      13,910
                                           2005       $16.280      $16.812      15,326
                                           2006       $16.812      $19.020      14,500
                                           2007       $19.020      $17.637      14,265
                                           2008       $17.637       $9.500      13,254
                                           2009        $9.500       $8.935           0
-----------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                           2003       $10.819      $12.997           0
                                           2004       $12.997      $13.632           0
                                           2005       $13.632      $13.960           0
                                           2006       $13.960      $15.153           0
                                           2007       $15.153      $14.856           0
                                           2008       $14.856       $8.902           0
                                           2009        $8.902      $11.561           0
                                           2010       $11.561      $13.120           0
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                           2003       $10.776      $13.460           0
                                           2004       $13.460      $15.567           0
                                           2005       $15.567      $17.025           0
                                           2006       $17.025      $17.507           0
                                           2007       $17.507      $17.719           0
                                           2008       $17.719       $9.408           0
                                           2009        $9.408      $12.729           0
                                           2010       $12.729      $14.449           0
-----------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                           2003       $10.557      $12.305         813
                                           2004       $12.305      $12.603         915
                                           2005       $12.603      $12.989           0
                                           2006       $12.989      $13.355           0
                                           2007       $13.355      $13.740           0
                                           2008       $13.740       $8.436           0
                                           2009        $8.436      $13.482           0
                                           2010       $13.482      $15.881           0
-----------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                           2004       $10.000      $10.697       3,557
                                           2005       $10.697      $12.071       3,407
                                           2006       $12.071      $12.254       3,405
                                           2007       $12.254      $14.565       3,141
                                           2008       $14.565       $7.216       3,594
                                           2009        $7.216      $11.649       2,973
                                           2010       $11.649      $13.956       2,840

                              164     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.672          0
                                                   2005       $10.672      $12.018          0
                                                   2006       $12.018      $12.166          0
                                                   2007       $12.166      $14.432          0
                                                   2008       $14.432       $7.127          0
                                                   2009        $7.127      $11.478          0
                                                   2010       $11.478      $13.723          0
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $12.265      $13.770          0
                                                   2004       $13.770      $14.780          0
                                                   2005       $14.780      $16.162          0
                                                   2006       $16.162      $17.464          0
                                                   2007       $17.464      $18.115          0
                                                   2008       $18.115      $15.018          0
                                                   2009       $15.018      $19.054          0
                                                   2010       $19.054      $20.390          0
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000          0
                                                   2004       $10.000      $10.996          0
                                                   2005       $10.996      $12.007          0
                                                   2006       $12.007      $14.228          0
                                                   2007       $14.228      $15.228        159
                                                   2008       $15.228      $10.551        157
                                                   2009       $10.551      $13.331        156
                                                   2010       $13.331      $14.825        154
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.510          0
                                                   2004       $13.510      $15.670          0
                                                   2005       $15.670      $17.250          0
                                                   2006       $17.250      $18.813          0
                                                   2007       $18.813      $18.885          0
                                                   2008       $18.885      $10.968          0
                                                   2009       $10.968      $15.684          0
                                                   2010       $15.684      $19.355          0
-------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2006       $10.000       $9.772          0
                                                   2007        $9.772      $11.682          0
                                                   2008       $11.682       $6.058          0
                                                   2009        $6.058       $9.296          0
                                                   2010        $9.296      $11.990          0

                              165     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PLUS CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2003       $11.357      $14.402       2,467
                                                     2004       $14.402      $19.109       2,258
                                                     2005       $19.109      $21.756       2,395
                                                     2006       $21.756      $29.208       2,198
                                                     2007       $29.208      $23.558       2,284
                                                     2008       $23.558      $14.228       1,464
                                                     2009       $14.228      $17.827       1,466
                                                     2010       $17.827      $22.516       1,397
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000           0
                                                     2004       $10.000       $9.805           0
                                                     2005        $9.805       $9.793           0
                                                     2006        $9.793       $9.948           0
                                                     2007        $9.948      $10.132           0
                                                     2008       $10.132      $10.056       4,793
                                                     2009       $10.056       $9.815           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

                              166     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.270       58,931
                                                            2007       $10.270      $11.854      205,386
                                                            2008       $11.854       $6.685      199,825
                                                            2009        $6.685       $8.913      180,795
                                                            2010        $8.913      $10.256      164,209
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.462       22,865
                                                            2007       $10.462      $11.161       49,421
                                                            2008       $11.161       $8.219       88,629
                                                            2009        $8.219      $10.026       71,540
                                                            2010       $10.026      $11.105       60,223
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.491            0
                                                            2007       $10.491      $11.353            0
                                                            2008       $11.353       $7.507        8,967
                                                            2009        $7.507       $9.497        8,524
                                                            2010        $9.497      $10.686        9,013
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.500        4,936
                                                            2007       $10.500      $11.477        3,177
                                                            2008       $11.477       $6.983        1,002
                                                            2009        $6.983       $9.015          607
                                                            2010        $9.015      $10.281          603
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.352        2,423
                                                            2007       $10.352      $10.789        4,787
                                                            2008       $10.789       $9.481        6,169
                                                            2009        $9.481      $10.696       10,903
                                                            2010       $10.696      $11.290       10,351
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.746            0
                                                            2007        $9.746      $11.730        1,813
                                                            2008       $11.730       $6.375        1,340
                                                            2009        $6.375       $9.061        1,008
                                                            2010        $9.061      $10.680           99
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.824       22,952
                                                            2007       $10.824      $11.203       55,881
                                                            2008       $11.203       $6.928       58,510
                                                            2009        $6.928       $8.611       60,521
                                                            2010        $8.611       $9.722       58,553

                              167     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.879        9,989
                                                               2007        $9.879      $11.212       38,987
                                                               2008       $11.212       $6.663       39,134
                                                               2009        $6.663       $9.164       36,579
                                                               2010        $9.164      $11.595       34,385
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.853        1,895
                                                               2003       $10.853      $13.425       31,028
                                                               2004       $13.425      $14.614       68,823
                                                               2005       $14.614      $14.888       79,315
                                                               2006       $14.888      $17.107       84,562
                                                               2007       $17.107      $16.210       90,229
                                                               2008       $16.210      $10.345       80,421
                                                               2009       $10.345      $12.884       72,551
                                                               2010       $12.884      $14.795       53,880
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.240       22,636
                                                               2005       $11.240      $11.240      258,448
                                                               2006       $11.240      $13.079      488,323
                                                               2007       $13.079      $13.354      651,119
                                                               2008       $13.354       $9.244      569,671
                                                               2009        $9.244      $12.335      496,401
                                                               2010       $12.335      $13.677      413,030
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.525        1,153
                                                               2005       $10.525      $10.468      106,672
                                                               2006       $10.468      $11.425      209,179
                                                               2007       $11.425      $11.943      242,913
                                                               2008       $11.943       $7.695      220,904
                                                               2009        $7.695       $9.824      190,232
                                                               2010        $9.824      $10.788      161,248
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $11.228            0
                                                               2003       $11.228      $14.599       17,710
                                                               2004       $14.599      $17.778       32,091
                                                               2005       $17.778      $19.031       56,409
                                                               2006       $19.031      $21.909       67,453
                                                               2007       $21.909      $21.046       74,742
                                                               2008       $21.046      $13.873       68,129
                                                               2009       $13.873      $17.632       59,102
                                                               2010       $17.632      $22.249       49,377

                              168     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.538            0
                                                                  2003       $11.538      $15.583        2,120
                                                                  2004       $15.583      $17.095        1,457
                                                                  2005       $17.095      $17.630        1,685
                                                                  2006       $17.630      $18.858        1,833
                                                                  2007       $18.858      $20.643        1,745
                                                                  2008       $20.643      $11.681        1,870
                                                                  2009       $11.681      $16.505        1,956
                                                                  2010       $16.505      $20.730        1,713
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.253        4,788
                                                                  2005       $10.253      $10.333       36,809
                                                                  2006       $10.333      $10.577       69,659
                                                                  2007       $10.577      $11.096       71,356
                                                                  2008       $11.096      $11.748       84,106
                                                                  2009       $11.748      $11.919      121,665
                                                                  2010       $11.919      $12.350      100,956
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.019       28,256
                                                                  2007       $11.019      $12.127      139,069
                                                                  2008       $12.127       $8.538      142,841
                                                                  2009        $8.538      $10.362      133,223
                                                                  2010       $10.362      $11.417      120,659
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.327            0
                                                                  2003       $10.327      $12.718       51,247
                                                                  2004       $12.718      $14.097       89,468
                                                                  2005       $14.097      $15.338      195,874
                                                                  2006       $15.338      $17.869      248,012
                                                                  2007       $17.869      $18.195      286,267
                                                                  2008       $18.195      $11.261      235,403
                                                                  2009       $11.261      $13.969      193,701
                                                                  2010       $13.969      $15.286      159,607
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.236            0
                                                                  2003       $11.236      $16.917        4,338
                                                                  2004       $16.917      $20.762       10,936
                                                                  2005       $20.762      $26.037       24,121
                                                                  2006       $26.037      $32.822       33,128
                                                                  2007       $32.822      $41.594       21,398
                                                                  2008       $41.594      $19.358       21,909
                                                                  2009       $19.358      $32.879       20,227
                                                                  2010       $32.879      $38.048       17,301

                              169     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.477            0
                                                                  2003       $10.477      $13.633       10,738
                                                                  2004       $13.633      $15.902       24,545
                                                                  2005       $15.902      $17.241      131,380
                                                                  2006       $17.241      $20.606      214,900
                                                                  2007       $20.606      $23.411      229,814
                                                                  2008       $23.411      $13.736      198,347
                                                                  2009       $13.736      $18.525      163,288
                                                                  2010       $18.525      $19.763      133,918
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.723        1,921
                                                                  2003       $10.723      $12.920        1,995
                                                                  2004       $12.920      $14.589        2,561
                                                                  2005       $14.589      $13.916        2,729
                                                                  2006       $13.916      $15.444        2,751
                                                                  2007       $15.444      $16.870        2,584
                                                                  2008       $16.870      $17.632        1,829
                                                                  2009       $17.632      $20.593        2,009
                                                                  2010       $20.593      $23.194           69
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2002       $10.000       $9.412            0
                                                                  2003        $9.412      $11.767        4,800
                                                                  2004       $11.767      $12.365       16,427
                                                                  2005       $12.365      $13.098       35,171
                                                                  2006       $13.098      $13.229       43,766
                                                                  2007       $13.229      $15.184       46,533
                                                                  2008       $15.184       $7.603       41,011
                                                                  2009        $7.603      $12.394       33,167
                                                                  2010       $12.394      $14.584       24,429
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.343       29,089
                                                                  2005       $11.343      $11.622      104,771
                                                                  2006       $11.622      $13.273      162,673
                                                                  2007       $13.273      $12.757      166,026
                                                                  2008       $12.757       $8.059      133,110
                                                                  2009        $8.059      $10.184      123,616
                                                                  2010       $10.184      $11.596       99,310

                              170     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                     2004       $10.000      $10.967       40,892
                                                                     2005       $10.967      $11.589       82,180
                                                                     2006       $11.589      $12.840      139,142
                                                                     2007       $12.840      $13.060      160,968
                                                                     2008       $13.060       $9.937      149,835
                                                                     2009        $9.937      $11.978      125,212
                                                                     2010       $11.978      $13.206      104,510
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2002       $10.000      $10.655            0
                                                                     2003       $10.655      $13.388       16,041
                                                                     2004       $13.388      $15.035       55,062
                                                                     2005       $15.035      $16.235       97,713
                                                                     2006       $16.235      $18.530      121,276
                                                                     2007       $18.530      $18.694      125,665
                                                                     2008       $18.694      $12.471      111,525
                                                                     2009       $12.471      $15.231       92,694
                                                                     2010       $15.231      $16.817       72,582
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.130        5,000
                                                                     2005       $11.130      $12.171        9,550
                                                                     2006       $12.171      $12.567        7,898
                                                                     2007       $12.567      $14.543        7,549
                                                                     2008       $14.543       $7.609        6,352
                                                                     2009        $7.609      $11.709        5,887
                                                                     2010       $11.709      $14.665        5,666
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.306       17,454
                                                                     2005       $11.306      $12.497       18,097
                                                                     2006       $12.497      $14.844       17,725
                                                                     2007       $14.844      $15.753       14,683
                                                                     2008       $15.753       $9.101       13,906
                                                                     2009        $9.101      $12.468       12,012
                                                                     2010       $12.468      $14.999        6,277
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.300       18,683
                                                                     2005       $11.300      $12.472       23,225
                                                                     2006       $12.472      $14.805       40,335
                                                                     2007       $14.805      $15.697       53,940
                                                                     2008       $15.697       $9.049       55,316
                                                                     2009        $9.049      $12.392       47,020
                                                                     2010       $12.392      $14.900       38,572

                              171     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                             2004       $10.000      $10.363        1,954
                                                             2005       $10.363      $10.332       64,927
                                                             2006       $10.332      $11.116      124,486
                                                             2007       $11.116      $11.615      173,757
                                                             2008       $11.615       $9.426      146,403
                                                             2009        $9.426      $12.459      128,757
                                                             2010       $12.459      $13.771      104,848
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.912        2,680
                                                             2005       $10.912      $11.485       19,434
                                                             2006       $11.485      $12.958       33,197
                                                             2007       $12.958      $13.608       39,496
                                                             2008       $13.608       $9.552       35,683
                                                             2009        $9.552      $11.842       30,990
                                                             2010       $11.842      $13.871       23,559
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.896        7,786
                                                             2005       $10.896      $11.072       66,461
                                                             2006       $11.072      $12.778       96,277
                                                             2007       $12.778      $13.006      122,166
                                                             2008       $13.006       $8.137      105,589
                                                             2009        $8.137       $9.521       96,028
                                                             2010        $9.521      $11.001       85,295
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.144           86
                                                             2005       $11.144      $11.475        6,838
                                                             2006       $11.475      $12.184       31,720
                                                             2007       $12.184      $14.541       42,332
                                                             2008       $14.541       $8.837       39,901
                                                             2009        $8.837      $12.658       28,179
                                                             2010       $12.658      $15.312       21,998
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.127        2,907
                                                             2005       $11.127      $11.851       88,785
                                                             2006       $11.851      $13.090      113,220
                                                             2007       $13.090      $12.955      133,809
                                                             2008       $12.955       $7.732      127,162
                                                             2009        $7.732       $9.634      110,093
                                                             2010        $9.634      $11.892       92,273

                              172     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.699            0
                                                              2003       $10.699      $13.128       14,806
                                                              2004       $13.128      $14.184       25,039
                                                              2005       $14.184      $14.472       40,359
                                                              2006       $14.472      $15.789       46,580
                                                              2007       $15.789      $16.078       45,964
                                                              2008       $16.078       $8.921       44,678
                                                              2009        $8.921      $10.676       41,279
                                                              2010       $10.676      $11.838       34,820
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.298       16,293
                                                              2004       $12.298      $12.903       62,821
                                                              2005       $12.903      $13.316      119,313
                                                              2006       $13.316      $14.111      148,739
                                                              2007       $14.111      $15.810      121,790
                                                              2008       $15.810       $8.454      106,556
                                                              2009        $8.454      $11.993       82,580
                                                              2010       $11.993      $12.881       68,853
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.110        1,900
                                                              2005       $10.110      $10.182       19,950
                                                              2006       $10.182      $10.515      131,838
                                                              2007       $10.515      $10.770      250,642
                                                              2008       $10.770       $6.457      255,607
                                                              2009        $6.457       $6.929      257,461
                                                              2010        $6.929       $7.589      213,012
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.150            0
                                                              2003       $10.150      $14.270        4,146
                                                              2004       $14.270      $16.695       18,071
                                                              2005       $16.695      $18.740       21,315
                                                              2006       $18.740      $21.645       21,514
                                                              2007       $21.645      $22.595       24,156
                                                              2008       $22.595      $13.267       18,696
                                                              2009       $13.267      $18.195       15,856
                                                              2010       $18.195      $20.717       12,923

                              173     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.553        1,928
                                                                   2003       $10.553      $12.168       41,097
                                                                   2004       $12.168      $12.984       77,772
                                                                   2005       $12.984      $13.095      191,974
                                                                   2006       $13.095      $13.820      247,776
                                                                   2007       $13.820      $14.898      297,150
                                                                   2008       $14.898      $12.537      258,453
                                                                   2009       $12.537      $14.609      243,833
                                                                   2010       $14.609      $16.501      174,038
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.663            0
                                                                   2003       $10.663      $12.991           12
                                                                   2004       $12.991      $13.901       41,186
                                                                   2005       $13.901      $13.955       48,901
                                                                   2006       $13.955      $15.000       61,033
                                                                   2007       $15.000      $14.691       66,322
                                                                   2008       $14.691       $3.098       87,042
                                                                   2009        $3.098       $3.840       70,920
                                                                   2010        $3.840       $4.324       59,676
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.179        1,945
                                                                   2003       $10.179      $12.666       26,782
                                                                   2004       $12.666      $13.604       59,125
                                                                   2005       $13.604      $14.157      140,753
                                                                   2006       $14.157      $15.989      202,184
                                                                   2007       $15.989      $16.387      197,820
                                                                   2008       $16.387       $9.897      190,381
                                                                   2009        $9.897      $12.466      166,920
                                                                   2010       $12.466      $14.210      137,070
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.356            0
                                                                   2003       $10.356      $14.701       14,941
                                                                   2004       $14.701      $17.242       25,485
                                                                   2005       $17.242      $18.617       41,748
                                                                   2006       $18.617      $21.007       54,905
                                                                   2007       $21.007      $20.384       54,188
                                                                   2008       $20.384      $12.436       48,848
                                                                   2009       $12.436      $16.752       41,773
                                                                   2010       $16.752      $20.286       30,478

                              174     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2002       $10.000      $10.063           0
                                                                     2003       $10.063      $12.422       8,483
                                                                     2004       $12.422      $14.600      22,403
                                                                     2005       $14.600      $16.090      30,987
                                                                     2006       $16.090      $16.263      40,565
                                                                     2007       $16.263      $16.969      36,754
                                                                     2008       $16.969       $8.481      36,514
                                                                     2009        $8.481      $11.038      33,983
                                                                     2010       $11.038      $13.814      19,366
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $12.783      79,948
                                                                     2010       $12.783      $14.165      69,708
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2002       $10.000      $10.517           0
                                                                     2003       $10.517      $12.113      24,540
                                                                     2004       $12.113      $12.899      64,309
                                                                     2005       $12.899      $13.202      58,344
                                                                     2006       $13.202      $14.542      72,048
                                                                     2007       $14.542      $14.446      67,765
                                                                     2008       $14.446       $8.427      38,767
                                                                     2009        $8.427      $10.418      33,425
                                                                     2010       $10.418      $11.363      29,228
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2002       $10.000      $10.390           0
                                                                     2003       $10.390      $12.464       8,988
                                                                     2004       $12.464      $13.383      14,779
                                                                     2005       $13.383      $14.089      22,697
                                                                     2006       $14.089      $15.649      33,202
                                                                     2007       $15.649      $15.851      29,202
                                                                     2008       $15.851      $10.401      22,083
                                                                     2009       $10.401      $13.839      20,871
                                                                     2010       $13.839      $15.620      20,539
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                     2002       $10.000       $9.726           0
                                                                     2003        $9.726      $11.331         978
                                                                     2004       $11.331      $11.945       1,958
                                                                     2005       $11.945      $13.308       2,147
                                                                     2006       $13.308      $13.462       2,250
                                                                     2007       $13.462      $13.168       2,107
                                                                     2008       $13.168      $10.746       1,552
                                                                     2009       $10.746      $13.325         398
                                                                     2010       $13.325      $13.436         377

                              175     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2002       $10.000      $11.472            0
                                                2003       $11.472      $14.093        2,112
                                                2004       $14.093      $16.864        5,170
                                                2005       $16.864      $18.020        5,057
                                                2006       $18.020      $22.529        4,787
                                                2007       $22.529      $26.590        2,885
                                                2008       $26.590      $18.188        2,084
                                                2009       $18.188      $19.216        2,203
                                                2010       $19.216      $19.257        2,334
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2002       $10.000      $10.800            0
                                                2003       $10.800      $14.093        2,112
                                                2004       $14.093      $14.804       49,986
                                                2005       $14.804      $15.331       53,041
                                                2006       $15.331      $17.489       51,557
                                                2007       $17.489      $16.170       56,846
                                                2008       $16.170       $9.755       35,860
                                                2009        $9.755      $12.461       31,367
                                                2010       $12.461      $14.027       24,921
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2002       $10.000      $10.743            0
                                                2003       $10.743      $13.378       20,709
                                                2004       $13.378      $14.554       39,241
                                                2005       $14.554      $14.766       58,158
                                                2006       $14.766      $16.062       84,296
                                                2007       $16.062      $16.246       90,170
                                                2008       $16.246      $11.820       71,506
                                                2009       $11.820      $17.470       63,317
                                                2010       $17.470      $19.606       48,193
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2002       $10.000      $10.187            0
                                                2003       $10.187      $10.469       33,742
                                                2004       $10.469      $10.759       65,425
                                                2005       $10.759      $10.838      153,673
                                                2006       $10.838      $11.149      278,298
                                                2007       $11.149      $11.544      316,107
                                                2008       $11.544       $8.642      257,346
                                                2009        $8.642      $12.472      195,766
                                                2010       $12.472      $13.486      163,032

                              176     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2002       $10.000      $10.606            0
                                                           2003       $10.606      $13.416       16,560
                                                           2004       $13.416      $15.341       23,536
                                                           2005       $15.341      $16.939       34,205
                                                           2006       $16.939      $21.291       56,149
                                                           2007       $21.291      $22.704       67,587
                                                           2008       $22.704      $12.523       61,723
                                                           2009       $12.523      $15.359       57,600
                                                           2010       $15.359      $16.630       54,173
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2002       $10.000      $10.409            0
                                                           2003       $10.409      $13.024        4,222
                                                           2004       $13.024      $14.437        5,134
                                                           2005       $14.437      $15.460       14,206
                                                           2006       $15.460      $17.334       28,439
                                                           2007       $17.334      $16.176       33,309
                                                           2008       $16.176       $9.623       21,458
                                                           2009        $9.623      $12.389       19,349
                                                           2010       $12.389      $13.889       16,051
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2002       $10.000       $9.987            0
                                                           2003        $9.987       $9.878        3,503
                                                           2004        $9.878       $9.785       25,745
                                                           2005        $9.785       $9.873      132,095
                                                           2006        $9.873      $10.144      212,468
                                                           2007       $10.144      $10.459      333,114
                                                           2008       $10.459      $10.557      236,819
                                                           2009       $10.557      $10.411      245,324
                                                           2010       $10.411      $10.249      247,881
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2002       $10.000      $10.381            0
                                                           2003       $10.381      $13.530        4,646
                                                           2004       $13.530      $14.687        4,607
                                                           2005       $14.687      $15.900        4,534
                                                           2006       $15.900      $16.987        4,578
                                                           2007       $16.987      $17.675        3,706
                                                           2008       $17.675      $10.654        1,418
                                                           2009       $10.654      $13.855          482
                                                           2010       $13.855      $16.301        4,562

                              177     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub-Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                           2002       $10.000      $11.206           0
                                           2003       $11.206      $14.610       3,413
                                           2004       $14.610      $16.596       9,332
                                           2005       $16.596      $17.296      52,908
                                           2006       $17.296      $19.747      83,473
                                           2007       $19.747      $18.481      99,643
                                           2008       $18.481      $10.047      92,634
                                           2009       $10.047       $9.460           0
-----------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                           2002       $10.000      $10.644           0
                                           2003       $10.644      $13.128       2,239
                                           2004       $13.128      $13.896       4,387
                                           2005       $13.896      $14.361       4,597
                                           2006       $14.361      $15.733       4,443
                                           2007       $15.733      $15.568       3,226
                                           2008       $15.568       $9.415       2,745
                                           2009        $9.415      $12.340       1,662
                                           2010       $12.340      $14.132       1,628
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                           2002       $10.000      $10.374           0
                                           2003       $10.374      $13.596       9,417
                                           2004       $13.596      $15.869      15,619
                                           2005       $15.869      $17.515      12,925
                                           2006       $17.515      $18.177       9,150
                                           2007       $18.177      $18.568       7,663
                                           2008       $18.568       $9.950       6,265
                                           2009        $9.950      $13.586       5,142
                                           2010       $13.586      $15.526           0
-----------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                           2002       $10.000      $10.111           0
                                           2003       $10.111      $12.429      44,440
                                           2004       $12.429      $12.847      54,946
                                           2005       $12.847      $13.363      71,627
                                           2006       $13.363      $13.866      70,383
                                           2007       $13.866      $14.398      64,271
                                           2008       $14.398       $8.922      51,527
                                           2009        $8.922      $14.390      44,697
                                           2010       $14.390      $17.106      37,002
-----------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                           2004       $10.000      $10.763       7,291
                                           2005       $10.763      $12.257       6,860
                                           2006       $12.257      $12.558       5,209
                                           2007       $12.558      $15.064       4,795
                                           2008       $15.064       $7.532       3,861
                                           2009        $7.532      $12.272       3,428
                                           2010       $12.272      $14.838       2,323

                              178     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.738        4,141
                                                   2005       $10.738      $12.203        5,702
                                                   2006       $12.203      $12.468        8,295
                                                   2007       $12.468      $14.926        8,181
                                                   2008       $14.926       $7.440        8,649
                                                   2009        $7.440      $12.092        5,348
                                                   2010       $12.092      $14.590        5,199
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.062            0
                                                   2003       $11.062      $13.908        2,511
                                                   2004       $13.908      $15.067        7,583
                                                   2005       $15.067      $16.627       20,297
                                                   2006       $16.627      $18.131       24,735
                                                   2007       $18.131      $18.983       25,013
                                                   2008       $18.983      $15.882       22,345
                                                   2009       $15.882      $20.337       22,960
                                                   2010       $20.337      $21.963       19,235
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000            0
                                                   2004       $10.000      $11.098       20,294
                                                   2005       $11.098      $12.230       67,795
                                                   2006       $12.230      $14.625      126,365
                                                   2007       $14.625      $15.798      126,897
                                                   2008       $15.798      $11.048      108,420
                                                   2009       $11.048      $14.086       97,432
                                                   2010       $14.086      $15.809       84,098
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.593        1,742
                                                   2004       $13.593      $15.912        8,905
                                                   2005       $15.912      $17.677       12,996
                                                   2006       $17.677      $19.456       11,922
                                                   2007       $19.456      $19.712        9,527
                                                   2008       $19.712      $11.554        7,698
                                                   2009       $11.554      $16.675        7,106
                                                   2010       $16.675      $20.768        6,847
-------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2006       $10.000       $9.833       33,087
                                                   2007        $9.833      $11.864       55,991
                                                   2008       $11.864       $6.209       61,786
                                                   2009        $6.209       $9.616       51,479
                                                   2010        $9.616      $12.517       33,210

                              179     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.703           0
                                                     2003       $10.703      $14.547      10,341
                                                     2004       $14.547      $19.479      25,715
                                                     2005       $19.479      $22.382      34,738
                                                     2006       $22.382      $30.325      37,755
                                                     2007       $30.325      $24.686      45,700
                                                     2008       $24.686      $15.048      41,215
                                                     2009       $15.048      $19.028      37,874
                                                     2010       $19.028      $24.254      30,799
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000           0
                                                     2004       $10.000       $9.895      23,867
                                                     2005        $9.895       $9.975      76,491
                                                     2006        $9.975      $10.226      55,566
                                                     2007       $10.226      $10.511      52,997
                                                     2008       $10.511      $10.529      45,546
                                                     2009       $10.529      $10.368           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.40% and an administrative expense charge of 0.19%.

                              180     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.207         0
                                                            2007       $10.207      $11.673         0
                                                            2008       $11.673       $6.523         0
                                                            2009        $6.523       $8.616         0
                                                            2010        $8.616       $9.824         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.397         0
                                                            2007       $10.397      $10.991         0
                                                            2008       $10.991       $8.020         0
                                                            2009        $8.020       $9.693         0
                                                            2010        $9.693      $10.638         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.427         0
                                                            2007       $10.427      $11.179         0
                                                            2008       $11.179       $7.325         0
                                                            2009        $7.325       $9.182         0
                                                            2010        $9.182      $10.236         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.436         0
                                                            2007       $10.436      $11.302         0
                                                            2008       $11.302       $6.813         0
                                                            2009        $6.813       $8.715         0
                                                            2010        $8.715       $9.849         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.289         0
                                                            2007       $10.289      $10.624         0
                                                            2008       $10.624       $9.251         0
                                                            2009        $9.251      $10.341         0
                                                            2010       $10.341      $10.815         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.686         0
                                                            2007        $9.686      $11.551         0
                                                            2008       $11.551       $6.220         0
                                                            2009        $6.220       $8.760         0
                                                            2010        $8.760      $10.230         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.757         0
                                                            2007       $10.757      $11.031         0
                                                            2008       $11.031       $6.759         0
                                                            2009        $6.759       $8.325         0
                                                            2010        $8.325       $9.313         0

                              181     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.818           0
                                                               2007        $9.818      $11.040           0
                                                               2008       $11.040       $6.501           0
                                                               2009        $6.501       $8.859           0
                                                               2010        $8.859      $11.107           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.680      $13.292           0
                                                               2004       $13.292      $14.336           0
                                                               2005       $14.336      $14.472           0
                                                               2006       $14.472      $16.477           0
                                                               2007       $16.477      $15.469           0
                                                               2008       $15.469       $9.782           0
                                                               2009        $9.782      $12.072           0
                                                               2010       $12.072      $13.735           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.171           0
                                                               2005       $11.171      $11.069           0
                                                               2006       $11.069      $12.763           0
                                                               2007       $12.763      $12.911           0
                                                               2008       $12.911       $8.856           0
                                                               2009        $8.856      $11.709           0
                                                               2010       $11.709      $12.865           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.501           0
                                                               2005       $10.501      $10.349          40
                                                               2006       $10.349      $11.192          40
                                                               2007       $11.192      $11.592          40
                                                               2008       $11.592       $7.400          40
                                                               2009        $7.400       $9.361          39
                                                               2010        $9.361      $10.186       1,243
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2003       $11.021      $14.453           0
                                                               2004       $14.453      $17.440           0
                                                               2005       $17.440      $18.498           0
                                                               2006       $18.498      $21.102           0
                                                               2007       $21.102      $20.084           0
                                                               2008       $20.084      $13.117           0
                                                               2009       $13.117      $16.520           0
                                                               2010       $16.520      $20.655           0

                              182     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.801      $15.428          0
                                                                  2004       $15.428      $16.770          0
                                                                  2005       $16.770      $17.137          0
                                                                  2006       $17.137      $18.164          0
                                                                  2007       $18.164      $19.700          0
                                                                  2008       $19.700      $11.045          0
                                                                  2009       $11.045      $15.464          0
                                                                  2010       $15.464      $19.244          0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.190          0
                                                                  2005       $10.190      $10.176          0
                                                                  2006       $10.176      $10.322          0
                                                                  2007       $10.322      $10.728          0
                                                                  2008       $10.728      $11.255          0
                                                                  2009       $11.255      $11.315          0
                                                                  2010       $11.315      $11.616          0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.951          0
                                                                  2007       $10.951      $11.942          0
                                                                  2008       $11.942       $8.331          0
                                                                  2009        $8.331      $10.018          0
                                                                  2010       $10.018      $10.936          0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.581      $12.591          0
                                                                  2004       $12.591      $13.829          0
                                                                  2005       $13.829      $14.909          0
                                                                  2006       $14.909      $17.211        552
                                                                  2007       $17.211      $17.364        548
                                                                  2008       $17.364      $10.648        545
                                                                  2009       $10.648      $13.088        540
                                                                  2010       $13.088      $14.191          0
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2003       $11.655      $16.748          0
                                                                  2004       $16.748      $20.367          0
                                                                  2005       $20.367      $25.309          0
                                                                  2006       $25.309      $31.613          0
                                                                  2007       $31.613      $39.694          0
                                                                  2008       $39.694      $18.304          0
                                                                  2009       $18.304      $30.806          0
                                                                  2010       $30.806      $35.323          0

                              183     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2003       $10.359      $13.497          0
                                                                  2004       $13.497      $15.599          0
                                                                  2005       $15.599      $16.759          0
                                                                  2006       $16.759      $19.847        281
                                                                  2007       $19.847      $22.342        279
                                                                  2008       $22.342      $12.988        277
                                                                  2009       $12.988      $17.356        275
                                                                  2010       $17.356      $18.347        668
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2003       $11.563      $12.792          0
                                                                  2004       $12.792      $14.312          0
                                                                  2005       $14.312      $13.526          0
                                                                  2006       $13.526      $14.875          0
                                                                  2007       $14.875      $16.099          0
                                                                  2008       $16.099      $16.672          0
                                                                  2009       $16.672      $19.294          0
                                                                  2010       $19.294      $21.533          0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2003        $9.909      $11.650          0
                                                                  2004       $11.650      $12.129          0
                                                                  2005       $12.129      $12.732          0
                                                                  2006       $12.732      $12.742          0
                                                                  2007       $12.742      $14.490          0
                                                                  2008       $14.490       $7.189          0
                                                                  2009        $7.189      $11.612          0
                                                                  2010       $11.612      $13.539          0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.274          0
                                                                  2005       $11.274      $11.446          0
                                                                  2006       $11.446      $12.952          0
                                                                  2007       $12.952      $12.334          0
                                                                  2008       $12.334       $7.721          0
                                                                  2009        $7.721       $9.667          0
                                                                  2010        $9.667      $10.906          0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                  2004       $10.000      $10.900          0
                                                                  2005       $10.900      $11.413          0
                                                                  2006       $11.413      $12.530          0
                                                                  2007       $12.530      $12.627          0
                                                                  2008       $12.627       $9.520          0
                                                                  2009        $9.520      $11.370          0
                                                                  2010       $11.370      $12.421          0

                              184     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2003       $10.757      $13.254         354
                                                                     2004       $13.254      $14.749         476
                                                                     2005       $14.749      $15.781         499
                                                                     2006       $15.781      $17.848         625
                                                                     2007       $17.848      $17.840         621
                                                                     2008       $17.840      $11.792         617
                                                                     2009       $11.792      $14.270         611
                                                                     2010       $14.270      $15.612       1,101
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.062           0
                                                                     2005       $11.062      $11.986           0
                                                                     2006       $11.986      $12.263           0
                                                                     2007       $12.263      $14.061           0
                                                                     2008       $14.061       $7.289           0
                                                                     2009        $7.289      $11.114           0
                                                                     2010       $11.114      $13.794           0
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.237         629
                                                                     2005       $11.237      $12.307         313
                                                                     2006       $12.307      $14.486         311
                                                                     2007       $14.486      $15.231         309
                                                                     2008       $15.231       $8.719         307
                                                                     2009        $8.719      $11.835         304
                                                                     2010       $11.835      $14.108           0
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.231           0
                                                                     2005       $11.231      $12.282           0
                                                                     2006       $12.282      $14.447           0
                                                                     2007       $14.447      $15.176           0
                                                                     2008       $15.176       $8.668           0
                                                                     2009        $8.668      $11.763           0
                                                                     2010       $11.763      $14.014           0
-------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                                     2004       $10.000      $10.339           0
                                                                     2005       $10.339      $10.214           0
                                                                     2006       $10.214      $10.890           0
                                                                     2007       $10.890      $11.274           0
                                                                     2008       $11.274       $9.065           0
                                                                     2009        $9.065      $11.873           0
                                                                     2010       $11.873      $13.003           0

                              185     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.887         0
                                                             2005       $10.887      $11.355         0
                                                             2006       $11.355      $12.694         0
                                                             2007       $12.694      $13.208         0
                                                             2008       $13.208       $9.186         0
                                                             2009        $9.186      $11.284         0
                                                             2010       $11.284      $13.097         0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.871         0
                                                             2005       $10.871      $10.946         0
                                                             2006       $10.946      $12.518         0
                                                             2007       $12.518      $12.624         0
                                                             2008       $12.624       $7.826         0
                                                             2009        $7.826       $9.073         0
                                                             2010        $9.073      $10.388         0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.119         0
                                                             2005       $11.119      $11.344         0
                                                             2006       $11.344      $11.936         0
                                                             2007       $11.936      $14.114         0
                                                             2008       $14.114       $8.499         0
                                                             2009        $8.499      $12.062         0
                                                             2010       $12.062      $14.458         0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.102         0
                                                             2005       $11.102      $11.716         0
                                                             2006       $11.716      $12.823         0
                                                             2007       $12.823      $12.574         0
                                                             2008       $12.574       $7.435         0
                                                             2009        $7.435       $9.180         0
                                                             2010        $9.180      $11.228         0
-----------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                             2003       $11.085      $12.997         0
                                                             2004       $12.997      $13.914         0
                                                             2005       $13.914      $14.067         0
                                                             2006       $14.067      $15.207         0
                                                             2007       $15.207      $15.343         0
                                                             2008       $15.343       $8.435         0
                                                             2009        $8.435      $10.002         0
                                                             2010       $10.002      $10.990         0

                              186     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                   2003       $10.000      $12.222         0
                                                                   2004       $12.222      $12.707         0
                                                                   2005       $12.707      $12.994         0
                                                                   2006       $12.994      $13.644         0
                                                                   2007       $13.644      $15.146         0
                                                                   2008       $15.146       $8.025         0
                                                                   2009        $8.025      $11.280         0
                                                                   2010       $11.280      $12.005         0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                   2004       $10.000      $10.087         0
                                                                   2005       $10.087      $10.066         0
                                                                   2006       $10.066      $10.300         0
                                                                   2007       $10.300      $10.453         0
                                                                   2008       $10.453       $6.210         0
                                                                   2009        $6.210       $6.603         0
                                                                   2010        $6.603       $7.165         0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                   2003       $10.062      $14.128         0
                                                                   2004       $14.128      $16.377         0
                                                                   2005       $16.377      $18.216         0
                                                                   2006       $18.216      $20.848         0
                                                                   2007       $20.848      $21.563         0
                                                                   2008       $21.563      $12.545         0
                                                                   2009       $12.545      $17.047         0
                                                                   2010       $17.047      $19.233         0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2003       $11.224      $12.046         0
                                                                   2004       $12.046      $12.737         0
                                                                   2005       $12.737      $12.729         0
                                                                   2006       $12.729      $13.310         0
                                                                   2007       $13.310      $14.217         0
                                                                   2008       $14.217      $11.855         0
                                                                   2009       $11.855      $13.688         0
                                                                   2010       $13.688      $15.319         0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2003       $11.708      $12.861         0
                                                                   2004       $12.861      $13.636         0
                                                                   2005       $13.636      $13.564         0
                                                                   2006       $13.564      $14.448         0
                                                                   2007       $14.448      $14.020         0
                                                                   2008       $14.020       $2.929         0
                                                                   2009        $2.929       $3.597         0
                                                                   2010        $3.597       $4.014         0

                              187     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                     2003       $10.442      $12.540        370
                                                                     2004       $12.540      $13.346        498
                                                                     2005       $13.346      $13.761        525
                                                                     2006       $13.761      $15.400         29
                                                                     2007       $15.400      $15.638         29
                                                                     2008       $15.638       $9.358         29
                                                                     2009        $9.358      $11.680         29
                                                                     2010       $11.680      $13.192          0
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.692      $14.554        321
                                                                     2004       $14.554      $16.914        428
                                                                     2005       $16.914      $18.096        213
                                                                     2006       $18.096      $20.234        211
                                                                     2007       $20.234      $19.452        210
                                                                     2008       $19.452      $11.759        209
                                                                     2009       $11.759      $15.695        207
                                                                     2010       $15.695      $18.833          0
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.319      $12.298          0
                                                                     2004       $12.298      $14.322          0
                                                                     2005       $14.322      $15.640          0
                                                                     2006       $15.640      $15.664          0
                                                                     2007       $15.664      $16.193          0
                                                                     2008       $16.193       $8.019          0
                                                                     2009        $8.019      $10.342          0
                                                                     2010       $10.342      $12.824          0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $11.976          0
                                                                     2010       $11.976      $13.150          0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.660      $11.992          0
                                                                     2004       $11.992      $12.654          0
                                                                     2005       $12.654      $12.833          0
                                                                     2006       $12.833      $14.006          0
                                                                     2007       $14.006      $13.786          0
                                                                     2008       $13.786       $7.968          0
                                                                     2009        $7.968       $9.761          0
                                                                     2010        $9.761      $10.548          0

                              188     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2003       $10.730      $12.339         0
                                                      2004       $12.339      $13.128         0
                                                      2005       $13.128      $13.695         0
                                                      2006       $13.695      $15.072         0
                                                      2007       $15.072      $15.127         0
                                                      2008       $15.127       $9.835         0
                                                      2009        $9.835      $12.966         0
                                                      2010       $12.966      $14.501         0
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2003       $10.213      $11.218         0
                                                      2004       $11.218      $11.718         0
                                                      2005       $11.718      $12.935         0
                                                      2006       $12.935      $12.966         0
                                                      2007       $12.966      $12.566         0
                                                      2008       $12.566      $10.161         0
                                                      2009       $10.161      $12.484         0
                                                      2010       $12.484      $12.474         0
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                      2003       $11.623      $13.975         0
                                                      2004       $13.975      $16.543         0
                                                      2005       $16.543      $17.516         0
                                                      2006       $17.516      $21.699         0
                                                      2007       $21.699      $25.376         0
                                                      2008       $25.376      $17.199         0
                                                      2009       $17.199      $18.004         0
                                                      2010       $18.004      $17.878         0
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2003       $10.971      $13.404         0
                                                      2004       $13.404      $14.522         0
                                                      2005       $14.522      $14.902         0
                                                      2006       $14.902      $16.845         0
                                                      2007       $16.845      $15.431         0
                                                      2008       $15.431       $9.224         0
                                                      2009        $9.224      $11.675         0
                                                      2010       $11.675      $13.022         0
----------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                      2003       $11.841      $13.245         0
                                                      2004       $13.245      $14.277         0
                                                      2005       $14.277      $14.353         0
                                                      2006       $14.353      $15.470         0
                                                      2007       $15.470      $15.504         0
                                                      2008       $15.504      $11.177         0
                                                      2009       $11.177      $16.368         0
                                                      2010       $16.368      $18.202         0

                              189     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                           2003       $10.335      $10.364         0
                                                           2004       $10.364      $10.554         0
                                                           2005       $10.554      $10.535         0
                                                           2006       $10.535      $10.738         0
                                                           2007       $10.738      $11.016         0
                                                           2008       $11.016       $8.171         0
                                                           2009        $8.171      $11.686         0
                                                           2010       $11.686      $12.520         0
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2003       $10.554      $13.282         0
                                                           2004       $13.282      $15.049         0
                                                           2005       $15.049      $16.465         0
                                                           2006       $16.465      $20.507         0
                                                           2007       $20.507      $21.667         0
                                                           2008       $21.667      $11.841         0
                                                           2009       $11.841      $14.390         0
                                                           2010       $14.390      $15.439         0
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2003       $10.670      $12.894         0
                                                           2004       $12.894      $14.163         0
                                                           2005       $14.163      $15.027         0
                                                           2006       $15.027      $16.696         0
                                                           2007       $16.696      $15.437         0
                                                           2008       $15.437       $9.099         0
                                                           2009        $9.099      $11.607         0
                                                           2010       $11.607      $12.894         0
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2003        $9.917       $9.779         0
                                                           2004        $9.779       $9.598         0
                                                           2005        $9.598       $9.597         0
                                                           2006        $9.597       $9.770         0
                                                           2007        $9.770       $9.981         0
                                                           2008        $9.981       $9.982         0
                                                           2009        $9.982       $9.754         0
                                                           2010        $9.754       $9.515         0
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2003       $10.957      $13.395         0
                                                           2004       $13.395      $14.408         0
                                                           2005       $14.408      $15.456         0
                                                           2006       $15.456      $16.362         0
                                                           2007       $16.362      $16.868         0
                                                           2008       $16.868      $10.074         0
                                                           2009       $10.074      $12.980         0
                                                           2010       $12.980      $15.133         0

                              190     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub-Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                           2003       $11.298      $14.464            0
                                           2004       $14.464      $16.280            0
                                           2005       $16.280      $16.812            0
                                           2006       $16.812      $19.020            0
                                           2007       $19.020      $17.637            0
                                           2008       $17.637       $9.500            0
                                           2009        $9.500       $8.935            0
-----------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                           2003       $10.819      $12.997          356
                                           2004       $12.997      $13.632          481
                                           2005       $13.632      $13.960          478
                                           2006       $13.960      $15.153            0
                                           2007       $15.153      $14.856            0
                                           2008       $14.856       $8.902            0
                                           2009        $8.902      $11.561            0
                                           2010       $11.561      $13.120            0
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                           2003       $10.776      $13.460            0
                                           2004       $13.460      $15.567            0
                                           2005       $15.567      $17.025            0
                                           2006       $17.025      $17.507            0
                                           2007       $17.507      $17.719            0
                                           2008       $17.719       $9.408            0
                                           2009        $9.408      $12.729            0
                                           2010       $12.729      $14.449            0
-----------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                           2003       $10.557      $12.305            0
                                           2004       $12.305      $12.603            0
                                           2005       $12.603      $12.989            0
                                           2006       $12.989      $13.355            0
                                           2007       $13.355      $13.740            0
                                           2008       $13.740       $8.436            0
                                           2009        $8.436      $13.482            0
                                           2010       $13.482      $15.881            0
-----------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                           2004       $10.000      $10.697            0
                                           2005       $10.697      $12.071            0
                                           2006       $12.071      $12.254      688,857
                                           2007       $12.254      $14.565          851
                                           2008       $14.565       $7.216          845
                                           2009        $7.216      $11.649          838
                                           2010       $11.649      $13.956            0

                              191     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.672          0
                                                   2005       $10.672      $12.018          0
                                                   2006       $12.018      $12.166          0
                                                   2007       $12.166      $14.432          0
                                                   2008       $14.432       $7.127          0
                                                   2009        $7.127      $11.478          0
                                                   2010       $11.478      $13.723          0
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $12.265      $13.770          0
                                                   2004       $13.770      $14.780          0
                                                   2005       $14.780      $16.162          0
                                                   2006       $16.162      $17.464          0
                                                   2007       $17.464      $18.115          0
                                                   2008       $18.115      $15.018          0
                                                   2009       $15.018      $19.054          0
                                                   2010       $19.054      $20.390          0
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000          0
                                                   2004       $10.000      $10.996          0
                                                   2005       $10.996      $12.007          0
                                                   2006       $12.007      $14.228          0
                                                   2007       $14.228      $15.228          0
                                                   2008       $15.228      $10.551          0
                                                   2009       $10.551      $13.331          0
                                                   2010       $13.331      $14.825          0
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.510          0
                                                   2004       $13.510      $15.670          0
                                                   2005       $15.670      $17.250          0
                                                   2006       $17.250      $18.813        211
                                                   2007       $18.813      $18.885        210
                                                   2008       $18.885      $10.968        208
                                                   2009       $10.968      $15.684        207
                                                   2010       $15.684      $19.355          0
-------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2006       $10.000       $9.772          0
                                                   2007        $9.772      $11.682          0
                                                   2008       $11.682       $6.058          0
                                                   2009        $6.058       $9.296          0
                                                   2010        $9.296      $11.990          0

                              192     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 5
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.3

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2003       $11.357      $14.402         0
                                                     2004       $14.402      $19.109         0
                                                     2005       $19.109      $21.756         0
                                                     2006       $21.756      $29.208         0
                                                     2007       $29.208      $23.558         0
                                                     2008       $23.558      $14.228         0
                                                     2009       $14.228      $17.827         0
                                                     2010       $17.827      $22.516         0
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000         0
                                                     2004       $10.000       $9.805         0
                                                     2005        $9.805       $9.793         0
                                                     2006        $9.793       $9.948         0
                                                     2007        $9.948      $10.132         0
                                                     2008       $10.132      $10.056         0
                                                     2009       $10.056       $9.815         0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.30% and an administrative expense charge of 0.19%.

                              193     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.263      414,282
                                                            2007       $10.263      $11.834      723,702
                                                            2008       $11.834       $6.667      709,286
                                                            2009        $6.667       $8.879      601,778
                                                            2010        $8.879      $10.207      457,330
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.454      130,383
                                                            2007       $10.454      $11.142      148,898
                                                            2008       $11.142       $8.197       65,773
                                                            2009        $8.197       $9.989       55,401
                                                            2010        $9.989      $11.052       39,273
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.484       36,399
                                                            2007       $10.484      $11.333       99,598
                                                            2008       $11.333       $7.487       65,030
                                                            2009        $7.487       $9.462       27,133
                                                            2010        $9.462      $10.635       24,098
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.493       42,087
                                                            2007       $10.493      $11.458       40,167
                                                            2008       $11.458       $6.964       88,559
                                                            2009        $6.964       $8.981       82,513
                                                            2010        $8.981      $10.232       81,870
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.345        9,730
                                                            2007       $10.345      $10.771       10,156
                                                            2008       $10.771       $9.455        4,355
                                                            2009        $9.455      $10.656        3,997
                                                            2010       $10.656      $11.236        2,189
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.739        7,984
                                                            2007        $9.739      $11.710       10,829
                                                            2008       $11.710       $6.358       16,378
                                                            2009        $6.358       $9.027        9,794
                                                            2010        $9.027      $10.629       10,512
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.816       37,450
                                                            2007       $10.816      $11.184       47,278
                                                            2008       $11.184       $6.909       85,968
                                                            2009        $6.909       $8.579       72,421
                                                            2010        $8.579       $9.676       41,785

                              194     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.872        94,755
                                                               2007        $9.872      $11.192       192,846
                                                               2008       $11.192       $6.645       203,011
                                                               2009        $6.645       $9.130       175,340
                                                               2010        $9.130      $11.540       141,472
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.851           347
                                                               2003       $10.851      $13.409       117,457
                                                               2004       $13.409      $14.582       236,098
                                                               2005       $14.582      $14.840       310,781
                                                               2006       $14.840      $17.034       302,687
                                                               2007       $17.034      $16.124       261,390
                                                               2008       $16.124      $10.280       205,726
                                                               2009       $10.280      $12.790       177,653
                                                               2010       $12.790      $14.672       132,201
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.233        66,922
                                                               2005       $11.233      $11.221     1,005,366
                                                               2006       $11.221      $13.044     2,122,022
                                                               2007       $13.044      $13.304     2,815,817
                                                               2008       $13.304       $9.200     2,181,007
                                                               2009        $9.200      $12.264     1,764,424
                                                               2010       $12.264      $13.585     1,293,447
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.523         2,116
                                                               2005       $10.523      $10.455       378,307
                                                               2006       $10.455      $11.399       825,544
                                                               2007       $11.399      $11.903     1,001,796
                                                               2008       $11.903       $7.661       880,173
                                                               2009        $7.661       $9.771       773,389
                                                               2010        $9.771      $10.719       538,058
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $11.225           860
                                                               2003       $11.225      $14.581       101,030
                                                               2004       $14.581      $17.739       168,475
                                                               2005       $17.739      $18.969       285,208
                                                               2006       $18.969      $21.816       356,890
                                                               2007       $21.816      $20.935       345,544
                                                               2008       $20.935      $13.785       247,439
                                                               2009       $13.785      $17.504       206,772
                                                               2010       $17.504      $22.064       152,352

                              195     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.535           434
                                                                  2003       $11.535      $15.564         4,327
                                                                  2004       $15.564      $17.057         3,941
                                                                  2005       $17.057      $17.572         8,813
                                                                  2006       $17.572      $18.778         7,164
                                                                  2007       $18.778      $20.534         5,267
                                                                  2008       $20.534      $11.608         2,199
                                                                  2009       $11.608      $16.384         1,637
                                                                  2010       $16.384      $20.557         1,538
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.246        42,893
                                                                  2005       $10.246      $10.315       136,448
                                                                  2006       $10.315      $10.549       257,214
                                                                  2007       $10.549      $11.055       355,522
                                                                  2008       $11.055      $11.693       492,222
                                                                  2009       $11.693      $11.851       483,472
                                                                  2010       $11.851      $12.266       348,199
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.011       320,169
                                                                  2007       $11.011      $12.107       558,370
                                                                  2008       $12.107       $8.515       496,269
                                                                  2009        $8.515      $10.323       331,500
                                                                  2010       $10.323      $11.362       236,990
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.324         2,174
                                                                  2003       $10.324      $12.703       148,918
                                                                  2004       $12.703      $14.065       358,905
                                                                  2005       $14.065      $15.288       688,072
                                                                  2006       $15.288      $17.793     1,079,337
                                                                  2007       $17.793      $18.099     1,269,936
                                                                  2008       $18.099      $11.190     1,016,065
                                                                  2009       $11.190      $13.867       797,516
                                                                  2010       $13.867      $15.159       591,846
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.233             0
                                                                  2003       $11.233      $16.896        54,196
                                                                  2004       $16.896      $20.715        85,691
                                                                  2005       $20.715      $25.952       122,683
                                                                  2006       $25.952      $32.682       166,538
                                                                  2007       $32.682      $41.374       194,282
                                                                  2008       $41.374      $19.236       150,573
                                                                  2009       $19.236      $32.639       122,960
                                                                  2010       $32.639      $37.731        89,048

                              196     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.475          640
                                                                  2003       $10.475      $13.616       53,801
                                                                  2004       $13.616      $15.866      104,501
                                                                  2005       $15.866      $17.185      354,268
                                                                  2006       $17.185      $20.518      733,746
                                                                  2007       $20.518      $23.288      922,024
                                                                  2008       $23.288      $13.649      778,137
                                                                  2009       $13.649      $18.389      662,465
                                                                  2010       $18.389      $19.599      500,703
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.721          135
                                                                  2003       $10.721      $12.905       12,812
                                                                  2004       $12.905      $14.556        4,209
                                                                  2005       $14.556      $13.871        5,030
                                                                  2006       $13.871      $15.378        5,249
                                                                  2007       $15.378      $16.780        3,012
                                                                  2008       $16.780      $17.521        4,760
                                                                  2009       $17.521      $20.443        3,046
                                                                  2010       $20.443      $23.001        2,970
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2002       $10.000       $9.410            0
                                                                  2003        $9.410      $11.753       31,986
                                                                  2004       $11.753      $12.337       49,070
                                                                  2005       $12.337      $13.056       81,791
                                                                  2006       $13.056      $13.172       88,072
                                                                  2007       $13.172      $15.104       83,140
                                                                  2008       $15.104       $7.555       61,776
                                                                  2009        $7.555      $12.304       53,009
                                                                  2010       $12.304      $14.462       40,941
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.336       53,964
                                                                  2005       $11.336      $11.603      402,711
                                                                  2006       $11.603      $13.237      647,016
                                                                  2007       $13.237      $12.709      665,447
                                                                  2008       $12.709       $8.021      537,414
                                                                  2009        $8.021      $10.126      407,245
                                                                  2010       $10.126      $11.517      268,144

                              197     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                     2004       $10.000      $10.959       70,540
                                                                     2005       $10.959      $11.570      222,716
                                                                     2006       $11.570      $12.805      415,319
                                                                     2007       $12.805      $13.011      401,611
                                                                     2008       $13.011       $9.890      326,479
                                                                     2009        $9.890      $11.909      245,044
                                                                     2010       $11.909      $13.117      148,033
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2002       $10.000      $10.653            0
                                                                     2003       $10.653      $13.371       74,198
                                                                     2004       $13.371      $15.002      146,747
                                                                     2005       $15.002      $16.182      296,595
                                                                     2006       $16.182      $18.451      387,496
                                                                     2007       $18.451      $18.595      334,095
                                                                     2008       $18.595      $12.392      257,830
                                                                     2009       $12.392      $15.120      219,842
                                                                     2010       $15.120      $16.677      163,294
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.122       49,268
                                                                     2005       $11.122      $12.150       62,073
                                                                     2006       $12.150      $12.533       45,545
                                                                     2007       $12.533      $14.489       39,401
                                                                     2008       $14.489       $7.573       12,991
                                                                     2009        $7.573      $11.641        9,989
                                                                     2010       $11.641      $14.566        7,341
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.299      104,318
                                                                     2005       $11.299      $12.476      113,259
                                                                     2006       $12.476      $14.804       85,256
                                                                     2007       $14.804      $15.694       65,948
                                                                     2008       $15.694       $9.058       32,724
                                                                     2009        $9.058      $12.397       24,906
                                                                     2010       $12.397      $14.898       19,561
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.292       33,745
                                                                     2005       $11.292      $12.451       71,563
                                                                     2006       $12.451      $14.765      150,213
                                                                     2007       $14.765      $15.638      209,679
                                                                     2008       $15.638       $9.006      181,842
                                                                     2009        $9.006      $12.320      160,274
                                                                     2010       $12.320      $14.799      116,091

                              198     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                             2004       $10.000      $10.360        3,670
                                                             2005       $10.360      $10.319      188,567
                                                             2006       $10.319      $11.091      388,338
                                                             2007       $11.091      $11.577      495,383
                                                             2008       $11.577       $9.386      389,523
                                                             2009        $9.386      $12.393      331,061
                                                             2010       $12.393      $13.684      249,181
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.909        1,724
                                                             2005       $10.909      $11.471       75,627
                                                             2006       $11.471      $12.929      147,228
                                                             2007       $12.929      $13.563      126,050
                                                             2008       $13.563       $9.511       98,141
                                                             2009        $9.511      $11.779      102,450
                                                             2010       $11.779      $13.783       86,974
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.893       11,058
                                                             2005       $10.893      $11.057      149,184
                                                             2006       $11.057      $12.749      311,007
                                                             2007       $12.749      $12.963      391,344
                                                             2008       $12.963       $8.102      269,542
                                                             2009        $8.102       $9.471      227,548
                                                             2010        $9.471      $10.932      195,108
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.141        2,150
                                                             2005       $11.141      $11.460       37,104
                                                             2006       $11.460      $12.156      134,749
                                                             2007       $12.156      $14.493      199,136
                                                             2008       $14.493       $8.799      163,727
                                                             2009        $8.799      $12.590      155,579
                                                             2010       $12.590      $15.215      117,525
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.124           16
                                                             2005       $11.124      $11.836      431,792
                                                             2006       $11.836      $13.060      720,550
                                                             2007       $13.060      $12.913      767,839
                                                             2008       $12.913       $7.698      649,218
                                                             2009        $7.698       $9.582      528,877
                                                             2010        $9.582      $11.816      359,792

                              199     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.696            0
                                                              2003       $10.696      $13.112       73,942
                                                              2004       $13.112      $14.152      124,555
                                                              2005       $14.152      $14.425      184,065
                                                              2006       $14.425      $15.722      190,342
                                                              2007       $15.722      $15.993      170,766
                                                              2008       $15.993       $8.865      129,736
                                                              2009        $8.865      $10.598      124,736
                                                              2010       $10.598      $11.739       98,351
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.289       45,608
                                                              2004       $12.289      $12.881      124,466
                                                              2005       $12.881      $13.280      313,104
                                                              2006       $13.280      $14.059      394,571
                                                              2007       $14.059      $15.735      358,649
                                                              2008       $15.735       $8.405      328,673
                                                              2009        $8.405      $11.912      258,339
                                                              2010       $11.912      $12.781      190,033
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.108          274
                                                              2005       $10.108      $10.169       55,948
                                                              2006       $10.169      $10.491      456,364
                                                              2007       $10.491      $10.734      845,679
                                                              2008       $10.734       $6.429      791,707
                                                              2009        $6.429       $6.893      755,522
                                                              2010        $6.893       $7.541      621,580
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.148            0
                                                              2003       $10.148      $14.253       38,933
                                                              2004       $14.253      $16.657       62,907
                                                              2005       $16.657      $18.679       59,949
                                                              2006       $18.679      $21.553       90,930
                                                              2007       $21.553      $22.475       82,603
                                                              2008       $22.475      $13.184       61,365
                                                              2009       $13.184      $18.062       47,429
                                                              2010       $18.062      $20.545       33,263

                              200     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.551            0
                                                                   2003       $10.551      $12.153      261,984
                                                                   2004       $12.153      $12.955      475,970
                                                                   2005       $12.955      $13.052      837,415
                                                                   2006       $13.052      $13.761      941,030
                                                                   2007       $13.761      $14.819      918,620
                                                                   2008       $14.819      $12.458      681,916
                                                                   2009       $12.458      $14.502      542,217
                                                                   2010       $14.502      $16.364      412,626
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.661          508
                                                                   2003       $10.661      $12.975       81,371
                                                                   2004       $12.975      $13.869      165,436
                                                                   2005       $13.869      $13.909      197,061
                                                                   2006       $13.909      $14.936      160,880
                                                                   2007       $14.936      $14.614      134,180
                                                                   2008       $14.614       $3.078      135,257
                                                                   2009        $3.078       $3.811      139,723
                                                                   2010        $3.811       $4.288      117,686
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.177        1,007
                                                                   2003       $10.177      $12.650       83,324
                                                                   2004       $12.650      $13.574      196,103
                                                                   2005       $13.574      $14.111      446,470
                                                                   2006       $14.111      $15.921      653,766
                                                                   2007       $15.921      $16.300      674,700
                                                                   2008       $16.300       $9.835      587,158
                                                                   2009        $9.835      $12.375      499,694
                                                                   2010       $12.375      $14.092      370,750
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.354          745
                                                                   2003       $10.354      $14.682       58,798
                                                                   2004       $14.682      $17.203      106,502
                                                                   2005       $17.203      $18.556      180,178
                                                                   2006       $18.556      $20.918      260,535
                                                                   2007       $20.918      $20.276      252,429
                                                                   2008       $20.276      $12.357      187,285
                                                                   2009       $12.357      $16.629      145,775
                                                                   2010       $16.629      $20.118      109,483

                              201     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2002       $10.000      $10.060            0
                                                                     2003       $10.060      $12.406       22,549
                                                                     2004       $12.406      $14.567       68,809
                                                                     2005       $14.567      $16.038      102,358
                                                                     2006       $16.038      $16.193      132,006
                                                                     2007       $16.193      $16.879      111,355
                                                                     2008       $16.879       $8.427       65,981
                                                                     2009        $8.427      $10.958       57,944
                                                                     2010       $10.958      $13.699       54,073
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $12.689      283,803
                                                                     2010       $12.689      $14.048      204,074
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2002       $10.000      $10.515        2,030
                                                                     2003       $10.515      $12.098       79,093
                                                                     2004       $12.098      $12.870      157,776
                                                                     2005       $12.870      $13.159      218,982
                                                                     2006       $13.159      $14.480      184,184
                                                                     2007       $14.480      $14.370      248,096
                                                                     2008       $14.370       $8.374      166,587
                                                                     2009        $8.374      $10.342      141,098
                                                                     2010       $10.342      $11.268       97,054
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2002       $10.000      $10.388            0
                                                                     2003       $10.388      $12.448       12,054
                                                                     2004       $12.448      $13.353       35,146
                                                                     2005       $13.353      $14.043      132,476
                                                                     2006       $14.043      $15.582      172,913
                                                                     2007       $15.582      $15.767      162,161
                                                                     2008       $15.767      $10.335      107,317
                                                                     2009       $10.335      $13.738       95,280
                                                                     2010       $13.738      $15.490       62,032
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                     2002       $10.000       $9.724            0
                                                                     2003        $9.724      $11.317       24,389
                                                                     2004       $11.317      $11.919       34,838
                                                                     2005       $11.919      $13.264       31,655
                                                                     2006       $13.264      $13.405       24,547
                                                                     2007       $13.405      $13.098       12,934
                                                                     2008       $13.098      $10.678       23,876
                                                                     2009       $10.678      $13.227       21,918
                                                                     2010       $13.227      $13.325       22,632

                              202     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2002       $10.000      $11.470            0
                                                2003       $11.470      $14.075       15,549
                                                2004       $14.075      $16.826       25,933
                                                2005       $16.826      $17.961       23,337
                                                2006       $17.961      $22.432       18,945
                                                2007       $22.432      $26.449       13,069
                                                2008       $26.449      $18.074        8,045
                                                2009       $18.074      $19.076        6,771
                                                2010       $19.076      $19.097        5,419
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2002       $10.000      $10.798        1,666
                                                2003       $10.798      $14.075       15,549
                                                2004       $14.075      $14.771      186,092
                                                2005       $14.771      $15.281      223,540
                                                2006       $15.281      $17.414      189,319
                                                2007       $17.414      $16.084      159,148
                                                2008       $16.084       $9.693      116,929
                                                2009        $9.693      $12.370      100,412
                                                2010       $12.370      $13.910       86,978
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2002       $10.000      $10.741        1,550
                                                2003       $10.741      $13.362      114,140
                                                2004       $13.362      $14.521      182,596
                                                2005       $14.521      $14.718      293,917
                                                2006       $14.718      $15.993      301,544
                                                2007       $15.993      $16.161      305,846
                                                2008       $16.161      $11.746      217,102
                                                2009       $11.746      $17.342      215,207
                                                2010       $17.342      $19.443      164,105
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2002       $10.000      $10.185        1,811
                                                2003       $10.185      $10.456      155,621
                                                2004       $10.456      $10.735      329,460
                                                2005       $10.735      $10.803      676,821
                                                2006       $10.803      $11.101      914,327
                                                2007       $11.101      $11.482      932,946
                                                2008       $11.482       $8.587      701,127
                                                2009        $8.587      $12.381      537,163
                                                2010       $12.381      $13.374      423,127

                              203     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2002       $10.000      $10.604           319
                                                           2003       $10.604      $13.399        50,972
                                                           2004       $13.399      $15.306        72,525
                                                           2005       $15.306      $16.884       136,789
                                                           2006       $16.884      $21.200       208,019
                                                           2007       $21.200      $22.584       267,987
                                                           2008       $22.584      $12.444       235,795
                                                           2009       $12.444      $15.247       216,061
                                                           2010       $15.247      $16.492       180,562
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2002       $10.000      $10.407           150
                                                           2003       $10.407      $13.008        41,343
                                                           2004       $13.008      $14.405        41,743
                                                           2005       $14.405      $15.409        60,847
                                                           2006       $15.409      $17.260        59,846
                                                           2007       $17.260      $16.090        56,727
                                                           2008       $16.090       $9.562        57,533
                                                           2009        $9.562      $12.299        53,186
                                                           2010       $12.299      $13.774        43,590
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2002       $10.000       $9.985             0
                                                           2003        $9.985       $9.865       652,592
                                                           2004        $9.865       $9.763       641,522
                                                           2005        $9.763       $9.841       952,353
                                                           2006        $9.841      $10.100     1,202,292
                                                           2007       $10.100      $10.404     1,302,640
                                                           2008       $10.404      $10.491       895,485
                                                           2009       $10.491      $10.335     1,009,635
                                                           2010       $10.335      $10.164       824,169
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2002       $10.000      $10.379         1,640
                                                           2003       $10.379      $13.513        20,679
                                                           2004       $13.513      $14.654        33,167
                                                           2005       $14.654      $15.849        32,056
                                                           2006       $15.849      $16.915        20,031
                                                           2007       $16.915      $17.582         4,574
                                                           2008       $17.582      $10.587         3,141
                                                           2009       $10.587      $13.753         2,744
                                                           2010       $13.753      $16.165        18,102

                              204     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                            Number of
                                                 Accumulation Accumulation    Units
                                    For the Year  Unit Value   Unit Value  Outstanding
                                       Ending    at Beginning    at End      at End
Sub-Accounts                        December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                        2002       $10.000      $11.204          424
                                        2003       $11.204      $14.592       48,650
                                        2004       $14.592      $16.559       96,870
                                        2005       $16.559      $17.239      252,139
                                        2006       $17.239      $19.663      343,255
                                        2007       $19.663      $18.384      382,838
                                        2008       $18.384       $9.984      325,754
                                        2009        $9.984       $9.399            0
--------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                        2002       $10.000      $10.642            0
                                        2003       $10.642      $13.112        7,152
                                        2004       $13.112      $13.865       14,354
                                        2005       $13.865      $14.315       14,048
                                        2006       $14.315      $15.665       13,472
                                        2007       $15.665      $15.485        9,001
                                        2008       $15.485       $9.355       10,330
                                        2009        $9.355      $12.250        6,797
                                        2010       $12.250      $14.015        5,565
--------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                        2002       $10.000      $10.372        2,547
                                        2003       $10.372      $13.579       50,687
                                        2004       $13.579      $15.833       82,701
                                        2005       $15.833      $17.458       64,526
                                        2006       $17.458      $18.099       58,064
                                        2007       $18.099      $18.470       51,749
                                        2008       $18.470       $9.887       29,195
                                        2009        $9.887      $13.487       18,368
                                        2010       $13.487      $15.401            0
--------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                        2002       $10.000      $10.109          617
                                        2003       $10.109      $12.414      153,342
                                        2004       $12.414      $12.818      248,311
                                        2005       $12.818      $13.320      317,126
                                        2006       $13.320      $13.807      316,832
                                        2007       $13.807      $14.322      249,085
                                        2008       $14.322       $8.865      189,190
                                        2009        $8.865      $14.284      131,514
                                        2010       $14.284      $16.964      100,660

                              205     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                                   2004       $10.000      $10.756       63,467
                                                   2005       $10.756      $12.236       57,712
                                                   2006       $12.236      $12.524       44,233
                                                   2007       $12.524      $15.008       18,828
                                                   2008       $15.008       $7.497       15,161
                                                   2009        $7.497      $12.202        9,385
                                                   2010       $12.202      $14.738        8,422
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.731       41,130
                                                   2005       $10.731      $12.183       39,564
                                                   2006       $12.183      $12.434       34,463
                                                   2007       $12.434      $14.871       30,048
                                                   2008       $14.871       $7.405       31,018
                                                   2009        $7.405      $12.022       21,686
                                                   2010       $12.022      $14.492       17,723
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.059            0
                                                   2003       $11.059      $13.891       12,459
                                                   2004       $13.891      $15.033       61,335
                                                   2005       $15.033      $16.573       87,995
                                                   2006       $16.573      $18.054      103,578
                                                   2007       $18.054      $18.882       98,940
                                                   2008       $18.882      $15.782       58,386
                                                   2009       $15.782      $20.188       54,461
                                                   2010       $20.188      $21.780       45,203
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000            0
                                                   2004       $10.000      $11.086       36,213
                                                   2005       $11.086      $12.205      306,837
                                                   2006       $12.205      $14.580      671,532
                                                   2007       $14.580      $15.734      793,322
                                                   2008       $15.734      $10.992      696,993
                                                   2009       $10.992      $14.000      582,715
                                                   2010       $14.000      $15.697      418,726
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.584       13,341
                                                   2004       $13.584      $15.885       33,746
                                                   2005       $15.885      $17.630       45,386
                                                   2006       $17.630      $19.384       35,762
                                                   2007       $19.384      $19.619       33,493
                                                   2008       $19.619      $11.488       39,583
                                                   2009       $11.488      $16.562       23,722
                                                   2010       $16.562      $20.606       20,927

                              206     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2006       $10.000       $9.826      151,344
                                                     2007        $9.826      $11.844      287,553
                                                     2008       $11.844       $6.192      303,564
                                                     2009        $6.192       $9.580      218,132
                                                     2010        $9.580      $12.457      149,574
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.701            0
                                                     2003       $10.701      $14.529       19,376
                                                     2004       $14.529      $19.436      121,865
                                                     2005       $19.436      $22.309      275,668
                                                     2006       $22.309      $30.195      378,389
                                                     2007       $30.195      $24.555      372,415
                                                     2008       $24.555      $14.953      326,604
                                                     2009       $14.953      $18.888      264,687
                                                     2010       $18.888      $24.053      210,207
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000       $9.885       95,428
                                                     2005        $9.885       $9.955      276,059
                                                     2006        $9.955      $10.195      280,454
                                                     2007       $10.195      $10.468      394,938
                                                     2008       $10.468      $10.475      436,606
                                                     2009       $10.475      $10.306            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administrative expense charge of 0.19%.

                              207     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.200         0
                                                            2007       $10.200      $11.653         0
                                                            2008       $11.653       $6.505         0
                                                            2009        $6.505       $8.584         0
                                                            2010        $8.584       $9.777         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.390         0
                                                            2007       $10.390      $10.972         0
                                                            2008       $10.972       $7.998         0
                                                            2009        $7.998       $9.657         0
                                                            2010        $9.657      $10.587         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.420         0
                                                            2007       $10.420      $11.160         0
                                                            2008       $11.160       $7.305         0
                                                            2009        $7.305       $9.147         0
                                                            2010        $9.147      $10.187         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.428         0
                                                            2007       $10.428      $11.282         0
                                                            2008       $11.282       $6.795         0
                                                            2009        $6.795       $8.682         0
                                                            2010        $8.682       $9.802         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.281         0
                                                            2007       $10.281      $10.606         0
                                                            2008       $10.606       $9.225         0
                                                            2009        $9.225      $10.302         0
                                                            2010       $10.302      $10.764         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.680         0
                                                            2007        $9.680      $11.531         0
                                                            2008       $11.531       $6.203         0
                                                            2009        $6.203       $8.727         0
                                                            2010        $8.727      $10.181         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.750         0
                                                            2007       $10.750      $11.012         0
                                                            2008       $11.012       $6.741         0
                                                            2009        $6.741       $8.293         0
                                                            2010        $8.293       $9.268         0

                              208     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.811           0
                                                               2007        $9.811      $11.021           0
                                                               2008       $11.021       $6.483           0
                                                               2009        $6.483       $8.826           0
                                                               2010        $8.826      $11.054           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.675      $13.275         544
                                                               2004       $13.275      $14.304       1,424
                                                               2005       $14.304      $14.424       1,453
                                                               2006       $14.424      $16.406         423
                                                               2007       $16.406      $15.386         428
                                                               2008       $15.386       $9.720         938
                                                               2009        $9.720      $11.983         628
                                                               2010       $11.983      $13.619          23
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.164           0
                                                               2005       $11.164      $11.050         467
                                                               2006       $11.050      $12.728         508
                                                               2007       $12.728      $12.862         485
                                                               2008       $12.862       $8.813         450
                                                               2009        $8.813      $11.641         449
                                                               2010       $11.641      $12.777         428
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.499           0
                                                               2005       $10.499      $10.336           0
                                                               2006       $10.336      $11.166           0
                                                               2007       $11.166      $11.553           0
                                                               2008       $11.553       $7.368           0
                                                               2009        $7.368       $9.311           0
                                                               2010        $9.311      $10.121           0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2003       $11.014      $14.435       4,865
                                                               2004       $14.435      $17.401       5,390
                                                               2005       $17.401      $18.438       5,354
                                                               2006       $18.438      $21.012         873
                                                               2007       $21.012      $19.977         754
                                                               2008       $19.977      $13.034         697
                                                               2009       $13.034      $16.398           0
                                                               2010       $16.398      $20.482           0

                              209     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.794      $15.409           0
                                                                  2004       $15.409      $16.732           0
                                                                  2005       $16.732      $17.080           0
                                                                  2006       $17.080      $18.085           0
                                                                  2007       $18.085      $19.595           0
                                                                  2008       $19.595      $10.975           0
                                                                  2009       $10.975      $15.350           0
                                                                  2010       $15.350      $19.083           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.183           0
                                                                  2005       $10.183      $10.158           0
                                                                  2006       $10.158      $10.294           0
                                                                  2007       $10.294      $10.688           0
                                                                  2008       $10.688      $11.201           0
                                                                  2009       $11.201      $11.249           0
                                                                  2010       $11.249      $11.537           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.943           0
                                                                  2007       $10.943      $11.921           0
                                                                  2008       $11.921       $8.308         675
                                                                  2009        $8.308       $9.980         731
                                                                  2010        $9.980      $10.884           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.575      $12.576       3,040
                                                                  2004       $12.576      $13.797       4,637
                                                                  2005       $13.797      $14.860       4,937
                                                                  2006       $14.860      $17.137       1,078
                                                                  2007       $17.137      $17.271       1,022
                                                                  2008       $17.271      $10.580         939
                                                                  2009       $10.580      $12.991         613
                                                                  2010       $12.991      $14.072         317
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2003       $11.648      $16.727       1,444
                                                                  2004       $16.727      $20.321       1,931
                                                                  2005       $20.321      $25.226       1,763
                                                                  2006       $25.226      $31.477         324
                                                                  2007       $31.477      $39.483         280
                                                                  2008       $39.483      $18.188         259
                                                                  2009       $18.188      $30.579           0
                                                                  2010       $30.579      $35.026           0

                              210     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2003       $10.354      $13.480           0
                                                                  2004       $13.480      $15.564           0
                                                                  2005       $15.564      $16.704           0
                                                                  2006       $16.704      $19.762         512
                                                                  2007       $19.762      $22.223         442
                                                                  2008       $22.223      $12.906         409
                                                                  2009       $12.906      $17.228           0
                                                                  2010       $17.228      $18.193           0
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2003       $11.557      $12.776           0
                                                                  2004       $12.776      $14.279           0
                                                                  2005       $14.279      $13.482           0
                                                                  2006       $13.482      $14.811           0
                                                                  2007       $14.811      $16.013           0
                                                                  2008       $16.013      $16.566           0
                                                                  2009       $16.566      $19.152           0
                                                                  2010       $19.152      $21.352           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2003        $9.903      $11.635       1,920
                                                                  2004       $11.635      $12.102       2,937
                                                                  2005       $12.102      $12.690       2,926
                                                                  2006       $12.690      $12.687           0
                                                                  2007       $12.687      $14.413           0
                                                                  2008       $14.413       $7.144           0
                                                                  2009        $7.144      $11.527           0
                                                                  2010       $11.527      $13.425           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.266           0
                                                                  2005       $11.266      $11.426           0
                                                                  2006       $11.426      $12.917           0
                                                                  2007       $12.917      $12.288           0
                                                                  2008       $12.288       $7.684           0
                                                                  2009        $7.684       $9.611           0
                                                                  2010        $9.611      $10.832           0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                  2004       $10.000      $10.892           0
                                                                  2005       $10.892      $11.394           0
                                                                  2006       $11.394      $12.496           0
                                                                  2007       $12.496      $12.579           0
                                                                  2008       $12.579       $9.474           0
                                                                  2009        $9.474      $11.304           0
                                                                  2010       $11.304      $12.336           0

                              211     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2003       $10.751      $13.238         938
                                                                     2004       $13.238      $14.716         804
                                                                     2005       $14.716      $15.729         752
                                                                     2006       $15.729      $17.771         699
                                                                     2007       $17.771      $17.745         667
                                                                     2008       $17.745      $11.717         542
                                                                     2009       $11.717      $14.165         271
                                                                     2010       $14.165      $15.481          20
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.054       4,384
                                                                     2005       $11.054      $11.965       4,325
                                                                     2006       $11.965      $12.230         562
                                                                     2007       $12.230      $14.008         479
                                                                     2008       $14.008       $7.254         481
                                                                     2009        $7.254      $11.050          25
                                                                     2010       $11.050      $13.700          23
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.229       1,052
                                                                     2005       $11.229      $12.286         975
                                                                     2006       $12.286      $14.446         861
                                                                     2007       $14.446      $15.174         788
                                                                     2008       $15.174       $8.677         746
                                                                     2009        $8.677      $11.767         338
                                                                     2010       $11.767      $14.012          22
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.223           0
                                                                     2005       $11.223      $12.261           0
                                                                     2006       $12.261      $14.408           0
                                                                     2007       $14.408      $15.119           0
                                                                     2008       $15.119       $8.627           0
                                                                     2009        $8.627      $11.694           0
                                                                     2010       $11.694      $13.919           0
-------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                                     2004       $10.000      $10.336           0
                                                                     2005       $10.336      $10.201         170
                                                                     2006       $10.201      $10.865         185
                                                                     2007       $10.865      $11.236         176
                                                                     2008       $11.236       $9.026         164
                                                                     2009        $9.026      $11.809         163
                                                                     2010       $11.809      $12.920         156

                              212     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.884           0
                                                             2005       $10.884      $11.340         318
                                                             2006       $11.340      $12.665         344
                                                             2007       $12.665      $13.164         329
                                                             2008       $13.164       $9.146         305
                                                             2009        $9.146      $11.224         304
                                                             2010       $11.224      $13.014         290
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.868           0
                                                             2005       $10.868      $10.932         324
                                                             2006       $10.932      $12.489       1,925
                                                             2007       $12.489      $12.582       1,695
                                                             2008       $12.582       $7.792       1,569
                                                             2009        $7.792       $9.024         311
                                                             2010        $9.024      $10.321         297
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.116           0
                                                             2005       $11.116      $11.330           0
                                                             2006       $11.330      $11.908           0
                                                             2007       $11.908      $14.067           0
                                                             2008       $14.067       $8.462           0
                                                             2009        $8.462      $11.997           0
                                                             2010       $11.997      $14.365           0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.099           0
                                                             2005       $11.099      $11.701         307
                                                             2006       $11.701      $12.793       1,834
                                                             2007       $12.793      $12.533       1,614
                                                             2008       $12.533       $7.403       1,494
                                                             2009        $7.403       $9.131         294
                                                             2010        $9.131      $11.156         281
-----------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                             2003       $11.079      $12.981           0
                                                             2004       $12.981      $13.883         212
                                                             2005       $13.883      $14.021         526
                                                             2006       $14.021      $15.142         300
                                                             2007       $15.142      $15.262         285
                                                             2008       $15.262       $8.382         321
                                                             2009        $8.382       $9.928         304
                                                             2010        $9.928      $10.897         286

                              213     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                   2003       $10.000      $12.214         995
                                                                   2004       $12.214      $12.685       2,545
                                                                   2005       $12.685      $12.958       2,564
                                                                   2006       $12.958      $13.593         896
                                                                   2007       $13.593      $15.074         792
                                                                   2008       $15.074       $7.978         792
                                                                   2009        $7.978      $11.203         355
                                                                   2010       $11.203      $11.911          26
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                   2004       $10.000      $10.084           0
                                                                   2005       $10.084      $10.053           0
                                                                   2006       $10.053      $10.277           0
                                                                   2007       $10.277      $10.418           0
                                                                   2008       $10.418       $6.183           0
                                                                   2009        $6.183       $6.568           0
                                                                   2010        $6.568       $7.119           0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                   2003       $10.056      $14.111           0
                                                                   2004       $14.111      $16.340           0
                                                                   2005       $16.340      $18.156           0
                                                                   2006       $18.156      $20.759           0
                                                                   2007       $20.759      $21.448           0
                                                                   2008       $21.448      $12.465           0
                                                                   2009       $12.465      $16.921           0
                                                                   2010       $16.921      $19.072           0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2003       $11.218      $12.031           0
                                                                   2004       $11.218      $12.708       1,731
                                                                   2005       $12.708      $12.687       2,773
                                                                   2006       $12.687      $13.253       2,387
                                                                   2007       $13.253      $14.141       2,094
                                                                   2008       $14.141      $11.779       1,772
                                                                   2009       $11.779      $13.587         632
                                                                   2010       $13.587      $15.190         583
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2003       $11.702      $12.845           0
                                                                   2004       $12.845      $13.605         612
                                                                   2005       $13.605      $13.520       1,545
                                                                   2006       $13.520      $14.385         895
                                                                   2007       $14.385      $13.945         884
                                                                   2008       $13.945       $2.910       2,605
                                                                   2009        $2.910       $3.571       2,405
                                                                   2010        $3.571       $3.981       2,229

                              214     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                     2003       $10.436      $12.524       6,474
                                                                     2004       $12.524      $13.315       7,620
                                                                     2005       $13.315      $13.716       7,865
                                                                     2006       $13.716      $15.334       1,003
                                                                     2007       $15.334      $15.555         952
                                                                     2008       $15.555       $9.299         878
                                                                     2009        $9.299      $11.594         505
                                                                     2010       $11.594      $13.081         183
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.686      $14.536         487
                                                                     2004       $14.536      $16.875         802
                                                                     2005       $16.875      $18.037         772
                                                                     2006       $18.037      $20.146         346
                                                                     2007       $20.146      $19.349         345
                                                                     2008       $19.349      $11.684         302
                                                                     2009       $11.684      $15.579          18
                                                                     2010       $15.579      $18.675          17
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.314      $12.283           0
                                                                     2004       $12.283      $14.289           0
                                                                     2005       $14.289      $15.589           0
                                                                     2006       $15.589      $15.596           0
                                                                     2007       $15.596      $16.107           0
                                                                     2008       $16.107       $7.968           0
                                                                     2009        $7.968      $10.266           0
                                                                     2010       $10.266      $12.716           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $11.888           0
                                                                     2010       $11.888      $13.040           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.654      $11.977         427
                                                                     2004       $11.977      $12.625         712
                                                                     2005       $12.625      $12.791       1,171
                                                                     2006       $12.791      $13.946         820
                                                                     2007       $13.946      $13.712         807
                                                                     2008       $13.712       $7.918         453
                                                                     2009        $7.918       $9.689         415
                                                                     2010        $9.689      $10.460         398

                              215     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2003       $10.724      $12.324       6,221
                                                      2004       $12.324      $13.098       9,245
                                                      2005       $13.098      $13.650       9,405
                                                      2006       $13.650      $15.007         202
                                                      2007       $15.007      $15.046         193
                                                      2008       $15.046       $9.772         184
                                                      2009        $9.772      $12.871         156
                                                      2010       $12.871      $14.379         145
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2003       $10.207      $11.204           0
                                                      2004       $11.204      $11.691           0
                                                      2005       $11.691      $12.893           0
                                                      2006       $12.893      $12.910           0
                                                      2007       $12.910      $12.499           0
                                                      2008       $12.499      $10.096           0
                                                      2009       $10.096      $12.392           0
                                                      2010       $12.392      $12.369           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                      2003       $11.616      $13.935           0
                                                      2004       $13.935      $16.506           0
                                                      2005       $16.506      $17.459           0
                                                      2006       $17.459      $21.606           0
                                                      2007       $21.606      $25.240           0
                                                      2008       $25.240      $17.089           0
                                                      2009       $17.089      $17.871           0
                                                      2010       $17.871      $17.728           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2003       $10.965      $13.387       7,904
                                                      2004       $13.387      $14.490       8,998
                                                      2005       $14.490      $14.853       9,101
                                                      2006       $14.853      $16.772         738
                                                      2007       $16.772      $15.349         772
                                                      2008       $15.349       $9.165         381
                                                      2009        $9.165      $11.589          24
                                                      2010       $11.589      $12.912          24
----------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                      2003       $11.835      $13.228           0
                                                      2004       $13.228      $14.244         686
                                                      2005       $14.244      $14.306       1,015
                                                      2006       $14.306      $15.403         295
                                                      2007       $15.403      $15.421         282
                                                      2008       $15.421      $11.106         241
                                                      2009       $11.106      $16.248         187
                                                      2010       $16.248      $18.049         173

                              216     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                           2003       $10.329      $10.351           0
                                                           2004       $10.351      $10.530       1,298
                                                           2005       $10.530      $10.500       1,361
                                                           2006       $10.500      $10.692       1,743
                                                           2007       $10.692      $10.957       1,505
                                                           2008       $10.957       $8.120       1,393
                                                           2009        $8.120      $11.600           0
                                                           2010       $11.600      $12.415           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2003       $10.548      $13.265       3,566
                                                           2004       $13.265      $15.015       4,094
                                                           2005       $15.015      $16.411       4,031
                                                           2006       $16.411      $20.419           0
                                                           2007       $20.419      $21.551           0
                                                           2008       $21.551      $11.766           0
                                                           2009       $11.766      $14.284           0
                                                           2010       $14.284      $15.309           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2003       $10.664      $12.878           0
                                                           2004       $12.878      $14.131           0
                                                           2005       $14.131      $14.978           0
                                                           2006       $14.978      $16.624           0
                                                           2007       $16.624      $15.354           0
                                                           2008       $15.354       $9.041           0
                                                           2009        $9.041      $11.522           0
                                                           2010       $11.522      $12.786           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2003        $9.911       $9.767           0
                                                           2004        $9.767       $9.576       1,427
                                                           2005        $9.576       $9.565       1,494
                                                           2006        $9.565       $9.728           0
                                                           2007        $9.728       $9.928           0
                                                           2008        $9.928       $9.919           0
                                                           2009        $9.919       $9.682       1,043
                                                           2010        $9.682       $9.435       1,101
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2003       $10.951      $13.378       1,010
                                                           2004       $13.378      $14.375         937
                                                           2005       $14.375      $15.405         885
                                                           2006       $15.405      $16.291         859
                                                           2007       $16.291      $16.778         812
                                                           2008       $16.778      $10.010         442
                                                           2009       $10.010      $12.885          27
                                                           2010       $12.885      $15.006          46

                              217     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub-Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                           2003       $11.292      $14.446           0
                                           2004       $14.446      $16.244         421
                                           2005       $16.244      $16.757         426
                                           2006       $16.757      $18.938           0
                                           2007       $18.938      $17.543           0
                                           2008       $17.543       $9.439           0
                                           2009        $9.439       $8.877           0
-----------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                           2003       $10.813      $12.981           0
                                           2004       $12.981      $13.601           0
                                           2005       $13.601      $13.914           0
                                           2006       $13.914      $15.088           0
                                           2007       $15.088      $14.777           0
                                           2008       $14.777       $8.846           0
                                           2009        $8.846      $11.476           0
                                           2010       $11.476      $13.010           0
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                           2003       $10.770      $13.443       3,822
                                           2004       $13.443      $15.532       4,339
                                           2005       $15.532      $16.969       4,183
                                           2006       $16.969      $17.432       1,376
                                           2007       $17.432      $17.625       1,225
                                           2008       $17.625       $9.348       1,157
                                           2009        $9.348      $12.635          22
                                           2010       $12.635      $14.332           0
-----------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                           2003       $10.551      $12.290       8,426
                                           2004       $12.290      $12.574          10
                                           2005       $12.574      $12.947      10,159
                                           2006       $12.947      $13.298       2,422
                                           2007       $13.298      $13.666       2,185
                                           2008       $13.666       $8.382       1,624
                                           2009        $8.382      $13.382          26
                                           2010       $13.382      $15.747          25
-----------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                           2004       $10.000      $10.690         478
                                           2005       $10.690      $12.050         422
                                           2006       $12.050      $12.221         433
                                           2007       $12.221      $14.510         365
                                           2008       $14.510       $7.181         390
                                           2009        $7.181      $11.581         318
                                           2010       $11.581      $13.861           0

                              218     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.665       1,922
                                                   2005       $10.665      $11.998       1,786
                                                   2006       $11.998      $12.133           0
                                                   2007       $12.133      $14.377           0
                                                   2008       $14.377       $7.093           0
                                                   2009        $7.093      $11.411           0
                                                   2010       $11.411      $13.629           0
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $12.258      $13.752           0
                                                   2004       $13.752      $14.746         166
                                                   2005       $14.746      $16.109         381
                                                   2006       $16.109      $17.388         772
                                                   2007       $17.388      $18.019         680
                                                   2008       $18.019      $14.923         591
                                                   2009       $14.923      $18.914         134
                                                   2010       $18.914      $20.219         129
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000           0
                                                   2004       $10.000      $10.985           0
                                                   2005       $10.985      $11.983           0
                                                   2006       $11.983      $14.184           0
                                                   2007       $14.184      $15.166           0
                                                   2008       $15.166      $10.497           0
                                                   2009       $10.497      $13.249           0
                                                   2010       $13.249      $14.719           0
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.501           0
                                                   2004       $13.501      $15.644           0
                                                   2005       $15.644      $17.203           0
                                                   2006       $17.203      $18.742         941
                                                   2007       $18.742      $18.795         812
                                                   2008       $18.795      $10.904         752
                                                   2009       $10.904      $15.577           0
                                                   2010       $15.577      $19.203           0
-------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2006       $10.000       $9.766           0
                                                   2007        $9.766      $11.662           0
                                                   2008       $11.662       $6.041           0
                                                   2009        $6.041       $9.261           0
                                                   2010        $9.261      $11.933           0

                              219     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH 3
                   YEAR WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
    INCREASE) OPTION, BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2003       $11.351      $14.384           0
                                                     2004       $14.384      $19.066         129
                                                     2005       $19.066      $21.685         283
                                                     2006       $21.685      $29.083         498
                                                     2007       $29.083      $23.432         473
                                                     2008       $23.432      $14.138         458
                                                     2009       $14.138      $17.695         140
                                                     2010       $17.695      $22.327         116
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000           0
                                                     2004       $10.000       $9.794       1,001
                                                     2005        $9.794       $9.773       2,515
                                                     2006        $9.773       $9.918       1,527
                                                     2007        $9.918      $10.090       1,438
                                                     2008       $10.090      $10.005         886
                                                     2009       $10.005       $9.756           0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administrative expense charge of 0.19%.

                              220     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                Number Of
                                                                     Accumulation Accumulation    Units
                                                        For The Year  Unit Value   Unit Value  Outstanding
                                                           Ending    At Beginning  At End of     At End
Sub-Accounts                                            December 31   of Period      Period     of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.256      101,761
                                                            2007       $10.256      $11.814       99,784
                                                            2008       $11.814       $6.649       90,797
                                                            2009        $6.649       $8.846       99,596
                                                            2010        $8.846      $10.158       64,871
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.447            0
                                                            2007       $10.447      $11.123       18,543
                                                            2008       $11.123       $8.175       53,234
                                                            2009        $8.175       $9.952       38,273
                                                            2010        $9.952      $11.000       11,860
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.477        1,372
                                                            2007       $10.477      $11.314        1,363
                                                            2008       $11.314       $7.467       18,158
                                                            2009        $7.467       $9.426       21,246
                                                            2010        $9.426      $10.584       33,341
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.486            0
                                                            2007       $10.486      $11.438            0
                                                            2008       $11.438       $6.945        4,122
                                                            2009        $6.945       $8.948       13,145
                                                            2010        $8.948      $10.184        6,941
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.338            0
                                                            2007       $10.338      $10.753        1,648
                                                            2008       $10.753       $9.430            0
                                                            2009        $9.430      $10.617            0
                                                            2010       $10.617      $11.183            0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.733        6,172
                                                            2007        $9.733      $11.690          943
                                                            2008       $11.690       $6.340          943
                                                            2009        $6.340       $8.993        5,951
                                                            2010        $8.993      $10.578        5,951
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.809        1,419
                                                            2007       $10.809      $11.165        5,208
                                                            2008       $11.165       $6.890        5,044
                                                            2009        $6.890       $8.547        4,074
                                                            2010        $8.547       $9.630        3,945

                              221     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                   Number Of
                                                                        Accumulation Accumulation    Units
                                                           For The Year  Unit Value   Unit Value  Outstanding
                                                              Ending    At Beginning  At End of     At End
Sub-Accounts                                               December 31   of Period      Period     of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.865        9,107
                                                               2007        $9.865      $11.173       16,959
                                                               2008       $11.173       $6.627       11,031
                                                               2009        $6.627       $9.096       13,667
                                                               2010        $9.096      $11.485       16,003
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $10.849            0
                                                               2003       $10.849      $13.392       23,469
                                                               2004       $13.392      $14.549       42,275
                                                               2005       $14.549      $14.791       60,071
                                                               2006       $14.791      $16.961       48,538
                                                               2007       $16.961      $16.039       47,477
                                                               2008       $16.039      $10.215       27,395
                                                               2009       $10.215      $12.697       20,692
                                                               2010       $12.697      $14.549       20,350
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.225       33,355
                                                               2005       $11.225      $11.202      174,991
                                                               2006       $11.202      $13.008      300,594
                                                               2007       $13.008      $13.254      326,039
                                                               2008       $13.254       $9.156      278,717
                                                               2009        $9.156      $12.194      223,569
                                                               2010       $12.194      $13.493      167,583
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.520        1,205
                                                               2005       $10.520      $10.442      104,302
                                                               2006       $10.442      $11.373      133,393
                                                               2007       $11.373      $11.864       90,645
                                                               2008       $11.864       $7.628       76,526
                                                               2009        $7.628       $9.719       66,209
                                                               2010        $9.719      $10.652       52,884
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2002       $10.000      $11.223            0
                                                               2003       $11.223      $14.563        7,677
                                                               2004       $14.563      $17.699       14,403
                                                               2005       $17.699      $18.907       38,744
                                                               2006       $18.907      $21.723       31,855
                                                               2007       $21.723      $20.824       28,468
                                                               2008       $20.824      $13.698       19,973
                                                               2009       $13.698      $17.375       17,774
                                                               2010       $17.375      $21.881       11,078

                              222     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                      Number Of
                                                                           Accumulation Accumulation    Units
                                                              For The Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    At Beginning  At End of     At End
Sub-Accounts                                                  December 31   of Period      Period     of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.533            0
                                                                  2003       $11.533      $15.545            0
                                                                  2004       $15.545      $17.018            0
                                                                  2005       $17.018      $17.515            0
                                                                  2006       $17.515      $18.698            0
                                                                  2007       $18.698      $20.425            0
                                                                  2008       $20.425      $11.535            0
                                                                  2009       $11.535      $16.264            0
                                                                  2010       $16.264      $20.386            0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.239        7,924
                                                                  2005       $10.239      $10.298       84,783
                                                                  2006       $10.298      $10.520       90,463
                                                                  2007       $10.520      $11.014       63,048
                                                                  2008       $11.014      $11.637       61,237
                                                                  2009       $11.637      $11.783       49,183
                                                                  2010       $11.783      $12.183       63,376
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $11.004       40,999
                                                                  2007       $11.004      $12.086       61,577
                                                                  2008       $12.086       $8.492       48,349
                                                                  2009        $8.492      $10.285       52,250
                                                                  2010       $10.285      $11.308       49,980
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.322            0
                                                                  2003       $10.322      $12.687       13,840
                                                                  2004       $12.687      $14.034       35,124
                                                                  2005       $14.034      $15.238       96,633
                                                                  2006       $15.238      $17.717      119,196
                                                                  2007       $17.717      $18.004      108,493
                                                                  2008       $18.004      $11.120       78,400
                                                                  2009       $11.120      $13.765       61,652
                                                                  2010       $13.765      $15.032       47,523
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $11.231            0
                                                                  2003       $11.231      $16.875        3,012
                                                                  2004       $16.875      $20.668        8,722
                                                                  2005       $20.668      $25.867       18,080
                                                                  2006       $25.867      $32.542       17,441
                                                                  2007       $32.542      $41.155       14,969
                                                                  2008       $41.155      $19.115        7,214
                                                                  2009       $19.115      $32.401        7,357
                                                                  2010       $32.401      $37.417        6,635

                              223     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                      Number Of
                                                                           Accumulation Accumulation    Units
                                                              For The Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    At Beginning  At End of     At End
Sub-Accounts                                                  December 31   of Period      Period     of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.473            0
                                                                  2003       $10.473      $13.599        7,819
                                                                  2004       $13.599      $15.830       25,595
                                                                  2005       $15.830      $17.129       72,793
                                                                  2006       $17.129      $20.431       81,328
                                                                  2007       $20.431      $23.164       69,029
                                                                  2008       $23.164      $13.563       43,154
                                                                  2009       $13.563      $18.255       29,389
                                                                  2010       $18.255      $19.436       23,615
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2002       $10.000      $10.719            0
                                                                  2003       $10.719      $12.889            0
                                                                  2004       $12.889      $14.524            0
                                                                  2005       $14.524      $13.825            0
                                                                  2006       $13.825      $15.313            0
                                                                  2007       $15.313      $16.692            0
                                                                  2008       $16.692      $17.410          952
                                                                  2009       $17.410      $20.293        1,687
                                                                  2010       $20.293      $22.810        1,730
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2002       $10.000       $9.408            0
                                                                  2003        $9.408      $13.874            0
                                                                  2004       $13.874      $12.309       22,487
                                                                  2005       $12.309      $13.013       17,612
                                                                  2006       $13.013      $13.116       16,490
                                                                  2007       $13.116      $15.024        9,192
                                                                  2008       $15.024       $7.508        5,082
                                                                  2009        $7.508      $12.214        4,116
                                                                  2010       $12.214      $14.342        4,097
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.328       35,103
                                                                  2005       $11.328      $11.583      103,444
                                                                  2006       $11.583      $13.202       96,241
                                                                  2007       $13.202      $12.662       62,385
                                                                  2008       $12.662       $7.983       38,316
                                                                  2009        $7.983      $10.067       34,260
                                                                  2010       $10.067      $11.439       27,134

                              224     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                         Number Of
                                                                              Accumulation Accumulation    Units
                                                                 For The Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    At Beginning  At End of     At End
Sub-Accounts                                                     December 31   of Period      Period     of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                     2004       $10.000      $10.952       12,560
                                                                     2005       $10.952      $11.550       29,686
                                                                     2006       $11.550      $12.771       72,485
                                                                     2007       $12.771      $12.962       66,971
                                                                     2008       $12.962       $9.843       44,327
                                                                     2009        $9.843      $11.841       27,589
                                                                     2010       $11.841      $13.028       21,104
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2002       $10.000      $10.650            0
                                                                     2003       $10.650      $13.355       36,801
                                                                     2004       $13.355      $14.968       81,112
                                                                     2005       $14.968      $16.129      100,032
                                                                     2006       $16.129      $18.372       88,795
                                                                     2007       $18.372      $18.497       52,886
                                                                     2008       $18.497      $12.314       39,008
                                                                     2009       $12.314      $15.009       36,554
                                                                     2010       $15.009      $16.538       26,125
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.115        6,523
                                                                     2005       $11.115      $12.129        6,398
                                                                     2006       $12.129      $12.499        2,041
                                                                     2007       $12.499      $14.435        1,940
                                                                     2008       $14.435       $7.537          212
                                                                     2009        $7.537      $11.574            0
                                                                     2010       $11.574      $14.468            0
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.291        9,030
                                                                     2005       $11.291      $12.455       11,341
                                                                     2006       $12.455      $14.764        5,289
                                                                     2007       $14.764      $15.636        5,082
                                                                     2008       $15.636       $9.015        3,220
                                                                     2009        $9.015      $12.325        2,743
                                                                     2010       $12.325      $14.797        1,973
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.284        3,401
                                                                     2005       $11.284      $12.429       11,785
                                                                     2006       $12.429      $14.725       12,220
                                                                     2007       $14.725      $15.580       18,366
                                                                     2008       $15.580       $8.963       13,037
                                                                     2009        $8.963      $12.250       10,552
                                                                     2010       $12.250      $14.699        6,254

                              225     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND-DEBENTURE PORTFOLIO
                                                             2004       $10.000      $10.357          494
                                                             2005       $10.357      $10.305       43,664
                                                             2006       $10.305      $11.066      133,264
                                                             2007       $11.066      $11.539       47,660
                                                             2008       $11.539       $9.345       37,334
                                                             2009        $9.345      $12.327       38,088
                                                             2010       $12.327      $13.597       28,215
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.906        2,629
                                                             2005       $10.906      $11.456        8,148
                                                             2006       $11.456      $12.899       21,461
                                                             2007       $12.899      $13.519       15,659
                                                             2008       $13.519       $9.470       12,046
                                                             2009        $9.470      $11.716       10,791
                                                             2010       $11.716      $13.696        8,367
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.891        4,338
                                                             2005       $10.891      $11.043       52,475
                                                             2006       $11.043      $12.720       72,238
                                                             2007       $12.720      $12.920       83,465
                                                             2008       $12.920       $8.067       53,957
                                                             2009        $8.067       $9.420       48,170
                                                             2010        $9.420      $10.862       32,228
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.139            0
                                                             2005       $11.139      $11.446       15,159
                                                             2006       $11.446      $12.129       25,731
                                                             2007       $12.129      $14.445       27,856
                                                             2008       $14.445       $8.761       14,051
                                                             2009        $8.761      $12.523       12,260
                                                             2010       $12.523      $15.119       10,688
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.122        4,630
                                                             2005       $11.122      $11.821       79,110
                                                             2006       $11.821      $13.030       79,065
                                                             2007       $13.030      $12.870       64,917
                                                             2008       $12.870       $7.665       38,093
                                                             2009        $7.665       $9.531       33,322
                                                             2010        $9.531      $11.741       17,564

                              226     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.694            0
                                                              2003       $10.694      $13.095        7,233
                                                              2004       $13.095      $14.121       19,314
                                                              2005       $14.121      $14.378       17,516
                                                              2006       $14.378      $15.654       16,614
                                                              2007       $15.654      $15.909       14,185
                                                              2008       $15.909       $8.809       14,356
                                                              2009        $8.809      $10.520       13,002
                                                              2010       $10.520      $11.642       11,032
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                              2003       $10.000      $12.281       19,650
                                                              2004       $12.281      $12.859      139,232
                                                              2005       $12.859      $13.244      113,526
                                                              2006       $13.244      $14.006      109,153
                                                              2007       $14.006      $15.661       94,498
                                                              2008       $15.661       $8.357       65,749
                                                              2009        $8.357      $11.831       57,828
                                                              2010       $11.831      $12.682       44,855
------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                              2004       $10.000      $10.105        1,761
                                                              2005       $10.105      $10.156       21,259
                                                              2006       $10.156      $10.467       56,610
                                                              2007       $10.467      $10.699      113,131
                                                              2008       $10.699       $6.402       91,674
                                                              2009        $6.402       $6.856       87,991
                                                              2010        $6.856       $7.493       78,060
------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                              2002       $10.000      $10.146            0
                                                              2003       $10.146      $14.235        3,483
                                                              2004       $14.235      $16.620       69,433
                                                              2005       $16.620      $18.618       13,925
                                                              2006       $18.618      $21.461       30,533
                                                              2007       $21.461      $22.357       27,024
                                                              2008       $22.357      $13.101       20,192
                                                              2009       $13.101      $17.930       16,803
                                                              2010       $17.930      $20.374        7,600

                              227     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.549            0
                                                                   2003       $10.549      $12.138       36,470
                                                                   2004       $12.138      $12.926       76,890
                                                                   2005       $12.926      $13.010      181,853
                                                                   2006       $13.010      $13.702      176,737
                                                                   2007       $13.702      $14.741      153,933
                                                                   2008       $14.741      $12.380      136,040
                                                                   2009       $12.380      $14.396      130,323
                                                                   2010       $14.396      $16.227      107,136
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.659            0
                                                                   2003       $10.659      $12.959       14,596
                                                                   2004       $12.959      $13.838       24,084
                                                                   2005       $13.838      $13.864       34,147
                                                                   2006       $13.864      $14.873       29,168
                                                                   2007       $14.873      $14.536       21,030
                                                                   2008       $14.536       $3.059       19,862
                                                                   2009        $3.059       $3.784       14,854
                                                                   2010        $3.784       $4.252       12,859
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.175        3,180
                                                                   2003       $10.175      $12.635       20,820
                                                                   2004       $12.635      $13.543       44,796
                                                                   2005       $13.543      $14.065      136,243
                                                                   2006       $14.065      $15.853      129,358
                                                                   2007       $15.853      $16.214      110,198
                                                                   2008       $16.214       $9.773       75,153
                                                                   2009        $9.773      $12.285       57,942
                                                                   2010       $12.285      $13.974       45,608
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                   2002       $10.000      $10.351            0
                                                                   2003       $10.351      $14.664        7,755
                                                                   2004       $14.664      $17.164       16,016
                                                                   2005       $17.164      $18.496       42,092
                                                                   2006       $18.496      $20.828       43,420
                                                                   2007       $20.828      $20.169       27,811
                                                                   2008       $20.169      $12.279       20,348
                                                                   2009       $12.279      $16.508       17,669
                                                                   2010       $16.508      $19.950       10,854

                              228     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2002       $10.000      $10.058           0
                                                                     2003       $10.058      $12.391       5,954
                                                                     2004       $12.391      $14.534      15,708
                                                                     2005       $14.534      $15.986      22,636
                                                                     2006       $15.986      $16.124      30,216
                                                                     2007       $16.124      $16.790      24,958
                                                                     2008       $16.790       $8.374      17,093
                                                                     2009        $8.374      $10.878      17,358
                                                                     2010       $10.878      $13.585      12,134
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $12.596      35,900
                                                                     2010       $12.596      $13.931      35,611
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2002       $10.000      $10.512       3,141
                                                                     2003       $10.512      $12.083      17,937
                                                                     2004       $12.083      $12.841      19,997
                                                                     2005       $12.841      $13.117      34,620
                                                                     2006       $13.117      $14.418      30,252
                                                                     2007       $14.418      $14.294      26,289
                                                                     2008       $14.294       $8.321      11,149
                                                                     2009        $8.321      $10.266      10,936
                                                                     2010       $10.266      $11.174      10,517
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                                     2002       $10.000      $10.386           0
                                                                     2003       $10.386      $12.433           0
                                                                     2004       $12.433      $13.323         373
                                                                     2005       $13.323      $13.997      19,300
                                                                     2006       $13.997      $15.515      50,392
                                                                     2007       $15.515      $15.684      83,907
                                                                     2008       $15.684      $10.270      76,177
                                                                     2009       $10.270      $13.637      61,582
                                                                     2010       $13.637      $15.361      55,636
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                                     2002       $10.000       $9.722           0
                                                                     2003        $9.722      $11.303       1,277
                                                                     2004       $11.303      $11.892       1,832
                                                                     2005       $11.892      $13.221       1,747
                                                                     2006       $13.221      $13.348       1,825
                                                                     2007       $13.348      $13.029       1,961
                                                                     2008       $13.029      $10.611         139
                                                                     2009       $10.611      $13.130           0
                                                                     2010       $13.130      $13.214           0

                              229     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                    Number of
                                                         Accumulation Accumulation    Units
                                            For the Year  Unit Value   Unit Value  Outstanding
                                               Ending    at Beginning    at End      at End
Sub-Accounts                                December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                2002       $10.000      $11.467            0
                                                2003       $11.467      $14.058        3,216
                                                2004       $14.058      $16.789        3,706
                                                2005       $16.789      $17.903        3,557
                                                2006       $17.903      $22.337        3,442
                                                2007       $22.337      $26.310        3,165
                                                2008       $26.310      $17.960           43
                                                2009       $17.960      $18.936           50
                                                2010       $18.936      $18.938           52
----------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                2002       $10.000      $10.796            0
                                                2003       $10.796      $13.506       13,936
                                                2004       $13.506      $14.738       20,681
                                                2005       $14.738      $15.231       29,879
                                                2006       $15.231      $17.340       36,373
                                                2007       $17.340      $15.999       25,411
                                                2008       $15.999       $9.632       12,393
                                                2009        $9.632      $12.280       10,381
                                                2010       $12.280      $13.794       10,965
----------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                2002       $10.000      $10.738            0
                                                2003       $10.738      $13.345      363,012
                                                2004       $13.345      $14.488       53,015
                                                2005       $14.488      $14.670       49,391
                                                2006       $14.670      $15.925       43,697
                                                2007       $15.925      $16.075       35,867
                                                2008       $16.075      $11.672       24,451
                                                2009       $11.672      $17.216       22,798
                                                2010       $17.216      $19.282       11,273
----------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                2002       $10.000      $10.183            0
                                                2003       $10.183      $10.443      163,346
                                                2004       $10.443      $10.711       94,571
                                                2005       $10.711      $10.768      149,423
                                                2006       $10.768      $11.054      159,430
                                                2007       $11.054      $11.422      132,584
                                                2008       $11.422       $8.533       91,416
                                                2009        $8.533      $12.291       87,147
                                                2010       $12.291      $13.262       69,943

                              230     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2002       $10.000      $10.602            0
                                                           2003       $10.602      $13.383      228,069
                                                           2004       $13.383      $15.272      171,334
                                                           2005       $15.272      $16.829       53,857
                                                           2006       $16.829      $21.110       54,094
                                                           2007       $21.110      $22.464       55,076
                                                           2008       $22.464      $12.365       33,330
                                                           2009       $12.365      $15.135       30,099
                                                           2010       $15.135      $16.355       25,046
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2002       $10.000      $10.405            0
                                                           2003       $10.405      $12.992        5,187
                                                           2004       $12.992      $14.373        4,353
                                                           2005       $14.373      $15.359        4,774
                                                           2006       $15.359      $17.187       54,996
                                                           2007       $17.187      $16.005       35,019
                                                           2008       $16.005       $9.502        7,451
                                                           2009        $9.502      $12.209        5,658
                                                           2010       $12.209      $13.659        5,763
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2002       $10.000       $9.983        4,006
                                                           2003        $9.983       $9.853      776,190
                                                           2004        $9.853       $9.741      571,779
                                                           2005        $9.741       $9.809      283,085
                                                           2006        $9.809      $10.057      213,854
                                                           2007       $10.057      $10.349      342,086
                                                           2008       $10.349      $10.424      324,791
                                                           2009       $10.424      $10.259      309,668
                                                           2010       $10.259      $10.079      139,474
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2002       $10.000      $10.377            0
                                                           2003       $10.377      $13.497        3,291
                                                           2004       $13.497      $14.621        3,402
                                                           2005       $14.621      $15.797          233
                                                           2006       $15.797      $16.843          234
                                                           2007       $16.843      $17.489          168
                                                           2008       $17.489      $10.521            0
                                                           2009       $10.521      $13.653            0
                                                           2010       $13.653      $16.031        2,373

                              231     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub-Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                           2002       $10.000      $11.202           0
                                           2003       $11.202      $14.574       6,517
                                           2004       $14.574      $16.522      18,620
                                           2005       $16.522      $17.183      71,713
                                           2006       $17.183      $19.579      74,753
                                           2007       $19.579      $18.286      63,253
                                           2008       $18.286       $9.921      39,738
                                           2009        $9.921       $9.338           0
-----------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                           2002       $10.000      $10.640           0
                                           2003       $10.640      $13.096       5,620
                                           2004       $13.096      $13.834       6,279
                                           2005       $13.834      $14.268       1,616
                                           2006       $14.268      $15.599       1,566
                                           2007       $15.599      $15.403       1,499
                                           2008       $15.403       $9.296         534
                                           2009        $9.296      $12.160         509
                                           2010       $12.160      $13.898         719
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                           2002       $10.000      $10.370           0
                                           2003       $10.370      $13.562       2,975
                                           2004       $13.562      $15.798       2,606
                                           2005       $15.798      $17.401       2,301
                                           2006       $17.401      $18.022       3,112
                                           2007       $18.022      $18.372       1,127
                                           2008       $18.372       $9.825         273
                                           2009        $9.825      $13.388         267
                                           2010       $13.388      $15.277           0
-----------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                           2002       $10.000      $10.107           0
                                           2003       $10.107      $12.398      27,311
                                           2004       $12.398      $12.789      27,234
                                           2005       $12.789      $13.276      34,981
                                           2006       $13.276      $13.748      33,560
                                           2007       $13.748      $14.246      25,420
                                           2008       $14.246       $8.809      15,219
                                           2009        $8.809      $14.180      14,031
                                           2010       $14.180      $16.823      19,786
-----------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                           2004       $10.000      $10.749      18,791
                                           2005       $10.749      $12.215      16,554
                                           2006       $12.215      $12.490      10,996
                                           2007       $12.490      $14.952      10,166
                                           2008       $14.952       $7.461       2,938
                                           2009        $7.461      $12.131       3,621
                                           2010       $12.131      $14.638       1,574

                              232     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.723       10,867
                                                   2005       $10.723      $12.162       12,616
                                                   2006       $12.162      $12.400       13,657
                                                   2007       $12.400      $14.815        6,253
                                                   2008       $14.815       $7.370        7,839
                                                   2009        $7.370      $11.953        4,708
                                                   2010       $11.953      $14.394        4,856
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2002       $10.000      $11.057            0
                                                   2003       $11.057      $13.874            0
                                                   2004       $13.874      $14.999        6,120
                                                   2005       $14.999      $16.519       10,110
                                                   2006       $16.519      $17.977       14,849
                                                   2007       $17.977      $18.782       10,381
                                                   2008       $18.782      $15.683        7,102
                                                   2009       $15.683      $20.040        6,200
                                                   2010       $20.040      $21.599        4,048
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000            0
                                                   2004       $10.000      $11.075       24,900
                                                   2005       $11.075      $12.180       47,188
                                                   2006       $12.180      $14.536      101,345
                                                   2007       $14.536      $15.670       83,710
                                                   2008       $15.670      $10.936       58,984
                                                   2009       $10.936      $13.915       55,696
                                                   2010       $13.915      $15.586       42,266
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.575          504
                                                   2004       $13.575      $15.858        1,901
                                                   2005       $15.858      $17.582        1,861
                                                   2006       $17.582      $19.312        5,220
                                                   2007       $19.312      $19.526        4,232
                                                   2008       $19.526      $11.422        2,737
                                                   2009       $11.422      $16.450        5,060
                                                   2010       $16.450      $20.446        3,421
-------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2006       $10.000       $9.820       22,302
                                                   2007        $9.820      $11.823       30,094
                                                   2008       $11.823       $6.175       19,376
                                                   2009        $6.175       $9.544       17,313
                                                   2010        $9.544      $12.398       19,532

                              233     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.6

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2002       $10.000      $10.698            0
                                                     2003       $10.698      $14.511        6,427
                                                     2004       $14.511      $19.392       23,013
                                                     2005       $19.392      $22.236       24,523
                                                     2006       $22.236      $30.066       29,901
                                                     2007       $30.066      $24.425       16,406
                                                     2008       $24.425      $14.859       12,296
                                                     2009       $14.859      $18.750       12,283
                                                     2010       $18.750      $23.852        6,595
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000            0
                                                     2004       $10.000       $9.875      113,071
                                                     2005        $9.875       $9.934      251,605
                                                     2006        $9.934      $10.164      133,457
                                                     2007       $10.164      $10.426      137,828
                                                     2008       $10.426      $10.422      135,319
                                                     2009       $10.422      $10.243            0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.60% and an administrative expense charge of 0.19%.

                              234     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.193         0
                                                            2007       $10.193      $11.633         0
                                                            2008       $11.633       $6.487         0
                                                            2009        $6.487       $8.551         0
                                                            2010        $8.551       $9.730         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2010 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.383         0
                                                            2007       $10.383      $10.953         0
                                                            2008       $10.953       $7.976         0
                                                            2009        $7.976       $9.620         0
                                                            2010        $9.620      $10.536         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2020 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.412         0
                                                            2007       $10.412      $11.141         0
                                                            2008       $11.141       $7.285         0
                                                            2009        $7.285       $9.113         0
                                                            2010        $9.113      $10.138         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM 2030 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.421         0
                                                            2007       $10.421      $11.263         0
                                                            2008       $11.263       $6.776         0
                                                            2009        $6.776       $8.650         0
                                                            2010        $8.650       $9.755         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP FREEDOM INCOME PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.274         0
                                                            2007       $10.274      $10.588         0
                                                            2008       $10.588       $9.200         0
                                                            2009        $9.200      $10.263         0
                                                            2010       $10.263      $10.712         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH STOCK PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000       $9.673         0
                                                            2007        $9.673      $11.511         0
                                                            2008       $11.511       $6.186         0
                                                            2009        $6.186       $8.694         0
                                                            2010        $8.694      $10.133         0
----------------------------------------------------------------------------------------------------------
FIDELITY VIP INDEX 500 PORTFOLIO--SERVICE CLASS 2
                                                            2006       $10.000      $10.742         0
                                                            2007       $10.742      $10.994         0
                                                            2008       $10.994       $6.722         0
                                                            2009        $6.722       $8.262         0
                                                            2010        $8.262       $9.224         0

                              235     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                   Number of
                                                                        Accumulation Accumulation    Units
                                                           For the Year  Unit Value   Unit Value  Outstanding
                                                              Ending    at Beginning    at End      at End
Sub-Accounts                                               December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                               2006       $10.000       $9.804          0
                                                               2007        $9.804      $11.002          0
                                                               2008       $11.002       $6.465          0
                                                               2009        $6.465       $8.793          0
                                                               2010        $8.793      $11.001          0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN GROWTH AND INCOME SECURITIES FUND--CLASS 2
                                                               2003       $10.669      $13.259        576
                                                               2004       $13.259      $14.271        539
                                                               2005       $14.271      $14.377        540
                                                               2006       $14.377      $16.335        497
                                                               2007       $16.335      $15.304        510
                                                               2008       $15.304       $9.658        443
                                                               2009        $9.658      $11.894        470
                                                               2010       $11.894      $13.505        445
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $11.156          0
                                                               2005       $11.156      $11.031          0
                                                               2006       $11.031      $12.693          0
                                                               2007       $12.693      $12.814          0
                                                               2008       $12.814       $8.771          0
                                                               2009        $8.771      $11.574          0
                                                               2010       $11.574      $12.690          0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN LARGE CAP GROWTH SECURITIES FUND--CLASS 2
                                                               2004       $10.000      $10.496          0
                                                               2005       $10.496      $10.323          0
                                                               2006       $10.323      $11.140          0
                                                               2007       $11.140      $11.514          0
                                                               2008       $11.514       $7.336          0
                                                               2009        $7.336       $9.261          0
                                                               2010        $9.261      $10.056          0
-------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL CAP VALUE SECURITIES FUND--CLASS 2
                                                               2003       $11.008      $14.417        722
                                                               2004       $14.417      $17.361        641
                                                               2005       $17.361      $18.377        630
                                                               2006       $18.377      $20.921        622
                                                               2007       $20.921      $19.871        640
                                                               2008       $19.871      $12.951        547
                                                               2009       $12.951      $16.277        553
                                                               2010       $16.277      $20.310        499

                              236     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN SMALL-MID CAP GROWTH SECURITIES FUND--CLASS 2
                                                                  2003       $11.788      $15.390           0
                                                                  2004       $15.390      $16.694           0
                                                                  2005       $16.694      $17.024           0
                                                                  2006       $17.024      $18.007           0
                                                                  2007       $18.007      $19.490           0
                                                                  2008       $19.490      $10.905           0
                                                                  2009       $10.905      $15.236           0
                                                                  2010       $15.236      $18.923           0
----------------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN U.S. GOVERNMENT FUND--CLASS 2
                                                                  2004       $10.000      $10.176       1,084
                                                                  2005       $10.176      $10.141       1,084
                                                                  2006       $10.141      $10.265       1,084
                                                                  2007       $10.265      $10.648       1,084
                                                                  2008       $10.648      $11.148       1,084
                                                                  2009       $11.148      $11.184       1,084
                                                                  2010       $11.184      $11.458       1,034
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                                  2006       $10.000      $10.936           0
                                                                  2007       $10.936      $11.901           0
                                                                  2008       $11.901       $8.285           0
                                                                  2009        $8.285       $9.942           0
                                                                  2010        $9.942      $10.832           0
----------------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                                  2003       $10.569      $12.560       1,429
                                                                  2004       $12.560      $13.766       1,378
                                                                  2005       $13.766      $14.811       1,332
                                                                  2006       $14.811      $17.063       1,250
                                                                  2007       $17.063      $17.179       1,203
                                                                  2008       $17.179      $10.513       1,070
                                                                  2009       $10.513      $12.895       1,132
                                                                  2010       $12.895      $13.953       1,133
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON DEVELOPING MARKETS SECURITIES FUND--CLASS 2
                                                                  2003       $11.642      $16.706           0
                                                                  2004       $16.706      $20.275           0
                                                                  2005       $20.275      $25.143           0
                                                                  2006       $25.143      $31.342           0
                                                                  2007       $31.342      $39.272           0
                                                                  2008       $39.272      $18.073           0
                                                                  2009       $18.073      $30.353           0
                                                                  2010       $30.353      $34.732           0

                              237     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                                  2003       $10.348      $13.463          0
                                                                  2004       $13.463      $15.528        608
                                                                  2005       $15.528      $16.649        608
                                                                  2006       $16.649      $19.677        608
                                                                  2007       $19.677      $22.104        608
                                                                  2008       $22.104      $12.824        608
                                                                  2009       $12.824      $17.101        608
                                                                  2010       $17.101      $18.041        580
----------------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON GLOBAL BOND SECURITIES FUND--CLASS 2
                                                                  2003       $10.550      $12.760          0
                                                                  2004       $12.760      $14.247          0
                                                                  2005       $14.247      $13.438          0
                                                                  2006       $13.438      $14.747          0
                                                                  2007       $14.747      $15.927          0
                                                                  2008       $15.927      $16.461          0
                                                                  2009       $16.461      $19.011          0
                                                                  2010       $19.011      $21.173          0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                  2003        $9.898      $11.621          0
                                                                  2004       $11.621      $12.075          0
                                                                  2005       $12.075      $12.648          0
                                                                  2006       $12.648      $12.632          0
                                                                  2007       $12.632      $14.336          0
                                                                  2008       $14.336       $7.098          0
                                                                  2009        $7.098      $11.441          0
                                                                  2010       $11.441      $13.312          0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                  2004       $10.000      $11.258          0
                                                                  2005       $11.258      $11.407          0
                                                                  2006       $11.407      $12.882          0
                                                                  2007       $12.882      $12.242          0
                                                                  2008       $12.242       $7.647          0
                                                                  2009        $7.647       $9.555          0
                                                                  2010        $9.555      $10.758          0
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                  2004       $10.000      $10.885          0
                                                                  2005       $10.885      $11.374          0
                                                                  2006       $11.374      $12.461          0
                                                                  2007       $12.461      $12.532          0
                                                                  2008       $12.532       $9.429          0
                                                                  2009        $9.429      $11.238          0
                                                                  2010       $11.238      $12.252          0

                              238     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                     2003       $10.754      $13.221       1,365
                                                                     2004       $13.221      $14.683       1,280
                                                                     2005       $14.683      $15.677       1,227
                                                                     2006       $15.677      $17.694       1,195
                                                                     2007       $17.694      $17.650       1,156
                                                                     2008       $17.650      $11.643         961
                                                                     2009       $11.643      $14.061       1,028
                                                                     2010       $14.061      $15.351       1,037
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.047           0
                                                                     2005       $11.047      $11.945           0
                                                                     2006       $11.945      $12.197           0
                                                                     2007       $12.197      $13.955           0
                                                                     2008       $13.955       $7.219           0
                                                                     2009        $7.219      $10.986           0
                                                                     2010       $10.986      $13.606           0
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES I
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS I
                                                                     2004       $10.000      $11.222       1,693
                                                                     2005       $11.222      $12.265       1,587
                                                                     2006       $12.265      $14.407       1,479
                                                                     2007       $14.407      $15.117       1,356
                                                                     2008       $15.117       $8.636       1,302
                                                                     2009        $8.636      $11.698       1,256
                                                                     2010       $11.698      $13.916       1,147
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                     2004       $10.000      $11.215           0
                                                                     2005       $11.215      $12.240           0
                                                                     2006       $12.240      $14.369           0
                                                                     2007       $14.369      $15.063           0
                                                                     2008       $15.063       $8.586           0
                                                                     2009        $8.586      $11.626           0
                                                                     2010       $11.626      $13.824           0
-------------------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--BOND--DEBENTURE PORTFOLIO
                                                                     2004       $10.000      $10.334           0
                                                                     2005       $10.334      $10.188           0
                                                                     2006       $10.188      $10.840           0
                                                                     2007       $10.840      $11.199           0
                                                                     2008       $11.199       $8.987           0
                                                                     2009        $8.987      $11.745           0
                                                                     2010       $11.745      $12.837           0

                              239     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--FUNDAMENTAL EQUITY PORTFOLIO
 FORMERLY, LORD ABBETT SERIES FUND--ALL VALUE PORTFOLIO
                                                             2004       $10.000      $10.881         0
                                                             2005       $10.881      $11.326         0
                                                             2006       $11.326      $12.636         0
                                                             2007       $12.636      $13.120         0
                                                             2008       $13.120       $9.107         0
                                                             2009        $9.107      $11.163         0
                                                             2010       $11.163      $12.930         0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH AND INCOME PORTFOLIO
                                                             2004       $10.000      $10.866         0
                                                             2005       $10.866      $10.918         0
                                                             2006       $10.918      $12.460         0
                                                             2007       $12.460      $12.540         0
                                                             2008       $12.540       $7.758         0
                                                             2009        $7.758       $8.975         0
                                                             2010        $8.975      $10.255         0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--GROWTH OPPORTUNITIES PORTFOLIO
                                                             2004       $10.000      $11.113         0
                                                             2005       $11.113      $11.315         0
                                                             2006       $11.315      $11.881         0
                                                             2007       $11.881      $14.020         0
                                                             2008       $14.020       $8.425         0
                                                             2009        $8.425      $11.932         0
                                                             2010       $11.932      $14.273         0
-----------------------------------------------------------------------------------------------------------
LORD ABBETT SERIES FUND--MID-CAP VALUE PORTFOLIO
                                                             2004       $10.000      $11.096         0
                                                             2005       $11.096      $11.686         0
                                                             2006       $11.686      $12.764         0
                                                             2007       $12.764      $12.491         0
                                                             2008       $12.491       $7.371         0
                                                             2009        $7.371       $9.081         0
                                                             2010        $9.081      $11.085         0
-----------------------------------------------------------------------------------------------------------
OPPENHEIMER BALANCED FUND/VA--SERVICE SHARES
                                                             2003       $11.073      $12.964         0
                                                             2004       $12.964      $13.851         0
                                                             2005       $13.851      $13.975         0
                                                             2006       $13.975      $15.077         0
                                                             2007       $15.077      $15.180         0
                                                             2008       $15.180       $8.329         0
                                                             2009        $8.329       $9.855         0
                                                             2010        $9.855      $10.806         0

                              240     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                       Number of
                                                                            Accumulation Accumulation    Units
                                                               For the Year  Unit Value   Unit Value  Outstanding
                                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                                   December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CAPITAL APPRECIATION FUND/VA--SERVICE SHARES
                                                                   2003       $10.000      $12.206       1,456
                                                                   2004       $12.206      $12.663       1,465
                                                                   2005       $12.663      $12.923       1,481
                                                                   2006       $12.923      $13.542       1,540
                                                                   2007       $13.542      $15.002       1,366
                                                                   2008       $15.002       $7.932       1,376
                                                                   2009        $7.932      $11.127       1,339
                                                                   2010       $11.127      $11.818       1,329
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER CORE BOND FUND/VA--SERVICE SHARES
                                                                   2004       $10.000      $10.082           0
                                                                   2005       $10.082      $10.040           0
                                                                   2006       $10.040      $10.253           0
                                                                   2007       $10.253      $10.384           0
                                                                   2008       $10.384       $6.156           0
                                                                   2009        $6.156       $6.532           0
                                                                   2010        $6.532       $7.074           0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL SECURITIES FUND/VA--SERVICE SHARES
                                                                   2003       $10.051      $14.093           0
                                                                   2004       $14.093      $16.303           0
                                                                   2005       $16.303      $18.097           0
                                                                   2006       $18.097      $20.669           0
                                                                   2007       $20.669      $21.333           0
                                                                   2008       $21.333      $12.386           0
                                                                   2009       $12.386      $16.796           0
                                                                   2010       $16.796      $18.912           0
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER GLOBAL STRATEGIC INCOME FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER STRATEGIC BOND FUND/VA--SERVICE SHARES
                                                                   2003       $11.212      $12.016          57
                                                                   2004       $12.016      $12.679          56
                                                                   2005       $12.679      $12.645          56
                                                                   2006       $12.645      $13.196          56
                                                                   2007       $13.196      $14.066          52
                                                                   2008       $14.066      $11.705          36
                                                                   2009       $11.705      $13.486          35
                                                                   2010       $13.486      $15.063          31
-----------------------------------------------------------------------------------------------------------------
OPPENHEIMER HIGH INCOME FUND/VA--SERVICE SHARES
                                                                   2003       $10.695      $12.829           0
                                                                   2004       $12.829      $13.574           0
                                                                   2005       $13.574      $13.475           0
                                                                   2006       $13.475      $14.324           0
                                                                   2007       $14.324      $13.871           0
                                                                   2008       $13.871       $2.892           0
                                                                   2009        $2.892       $3.544           0
                                                                   2010        $3.544       $3.947           0

                              241     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET FUND/VA--SERVICE SHARES
                                                                     2003       $10.431      $12.508       1,423
                                                                     2004       $12.508      $13.285       2,527
                                                                     2005       $13.285      $13.671       2,532
                                                                     2006       $13.671      $15.268       2,503
                                                                     2007       $15.268      $15.472       2,445
                                                                     2008       $15.472       $9.240       2,345
                                                                     2009        $9.240      $11.508       2,391
                                                                     2010       $11.508      $12.971       2,287
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER MAIN STREET SMALL CAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.680      $14.518           0
                                                                     2004       $14.518      $16.837           0
                                                                     2005       $16.837      $17.977           0
                                                                     2006       $17.977      $20.060           0
                                                                     2007       $20.060      $19.245           0
                                                                     2008       $19.245      $11.610           0
                                                                     2009       $11.610      $15.464           0
                                                                     2010       $15.464      $18.518           0
-------------------------------------------------------------------------------------------------------------------
OPPENHEIMER SMALL- & MID-CAP GROWTH FUND/VA--SERVICE SHARES
 FORMERLY, OPPENHEIMER MIDCAP FUND/VA--SERVICE SHARES
                                                                     2003       $10.308      $12.267           0
                                                                     2004       $12.267      $14.257           0
                                                                     2005       $14.257      $15.538           0
                                                                     2006       $15.538      $15.529           0
                                                                     2007       $15.529      $16.021           0
                                                                     2008       $16.021       $7.917           0
                                                                     2009        $7.917      $10.190           0
                                                                     2010       $10.190      $12.609           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000      $11.800           0
                                                                     2010       $11.800      $12.930           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.649      $11.963           0
                                                                     2004       $11.963      $12.596         911
                                                                     2005       $12.596      $12.749         960
                                                                     2006       $12.749      $13.886         982
                                                                     2007       $13.886      $13.639         981
                                                                     2008       $13.639       $7.867         891
                                                                     2009        $7.867       $9.617         957
                                                                     2010        $9.617      $10.372         978

                              242     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                          Number of
                                                               Accumulation Accumulation    Units
                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                      December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL ASSET ALLOCATION FUND--CLASS IB
                                                      2003       $10.717      $12.309           0
                                                      2004       $12.309      $13.069           0
                                                      2005       $13.069      $13.605           0
                                                      2006       $13.605      $14.943           0
                                                      2007       $14.943      $14.966           0
                                                      2008       $14.966       $9.710           0
                                                      2009        $9.710      $12.776           0
                                                      2010       $12.776      $14.258           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL HEALTH CARE FUND--CLASS IB
                                                      2003       $10.201      $11.190           0
                                                      2004       $11.190      $11.665           0
                                                      2005       $11.665      $12.850           0
                                                      2006       $12.850      $12.855           0
                                                      2007       $12.855      $12.432           0
                                                      2008       $12.432      $10.032           0
                                                      2009       $10.032      $12.300           0
                                                      2010       $12.300      $12.265           0
----------------------------------------------------------------------------------------------------
PUTNAM VT GLOBAL UTILITIES FUND--CLASS IB
                                                      2003       $11.450      $13.937           0
                                                      2004       $13.937      $16.469          44
                                                      2005       $16.469      $17.401          41
                                                      2006       $17.401      $21.512          35
                                                      2007       $21.512      $25.106          28
                                                      2008       $25.106      $16.981          25
                                                      2009       $16.981      $17.740          27
                                                      2010       $17.740      $17.579          27
----------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                      2003       $10.958      $13.370       1,360
                                                      2004       $13.370      $14.457       2,340
                                                      2005       $14.457      $14.804       2,355
                                                      2006       $14.804      $16.700       2,315
                                                      2007       $16.700      $15.267       2,370
                                                      2008       $15.267       $9.107       2,273
                                                      2009        $9.107      $11.504       2,318
                                                      2010       $11.504      $12.804       2,243
----------------------------------------------------------------------------------------------------
PUTNAM VT HIGH YIELD FUND--CLASS IB
                                                      2003       $11.828      $13.212           0
                                                      2004       $13.212      $14.212           0
                                                      2005       $14.212      $14.259           0
                                                      2006       $14.259      $15.337           0
                                                      2007       $15.337      $15.339           0
                                                      2008       $15.339      $11.035           0
                                                      2009       $11.035      $16.128           0
                                                      2010       $16.128      $17.898           0

                              243     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                               Number of
                                                                    Accumulation Accumulation    Units
                                                       For the Year  Unit Value   Unit Value  Outstanding
                                                          Ending    at Beginning    at End      at End
Sub-Accounts                                           December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------------
PUTNAM VT INCOME FUND--CLASS IB
                                                           2003       $10.324      $10.338           0
                                                           2004       $10.338      $10.506           0
                                                           2005       $10.506      $10.466           0
                                                           2006       $10.466      $10.645           0
                                                           2007       $10.645      $10.899           0
                                                           2008       $10.899       $8.068           0
                                                           2009        $8.068      $11.514           0
                                                           2010       $11.514      $12.310           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                           2003       $10.542      $13.249           0
                                                           2004       $13.249      $14.981           0
                                                           2005       $14.981      $16.357           0
                                                           2006       $16.357      $20.331           0
                                                           2007       $20.331      $21.436           0
                                                           2008       $21.436      $11.691           0
                                                           2009       $11.691      $14.179           0
                                                           2010       $14.179      $15.181           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                           2003       $10.658      $12.862           0
                                                           2004       $12.862      $14.098           0
                                                           2005       $14.098      $14.929           0
                                                           2006       $14.929      $16.552           0
                                                           2007       $16.552      $15.273           0
                                                           2008       $15.273       $8.984           0
                                                           2009        $8.984      $11.437           0
                                                           2010       $11.437      $12.678           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT MONEY MARKET FUND--CLASS IB
                                                           2003        $9.906       $9.755           0
                                                           2004        $9.755       $9.555           0
                                                           2005        $9.555       $9.534           0
                                                           2006        $9.534       $9.686           0
                                                           2007        $9.686       $9.875           0
                                                           2008        $9.875       $9.856           0
                                                           2009        $9.856       $9.611           0
                                                           2010        $9.611       $9.356           0
---------------------------------------------------------------------------------------------------------
PUTNAM VT MULTI-CAP GROWTH FUND--CLASS IB
 FORMERLY, PUTNAM VT NEW OPPORTUNITIES FUND--CLASS IB
                                                           2003       $10.944      $13.362       1,492
                                                           2004       $13.362      $14.343       1,502
                                                           2005       $14.343      $15.354       1,449
                                                           2006       $15.354      $16.221       1,490
                                                           2007       $16.221      $16.688       1,419
                                                           2008       $16.688       $9.947       1,314
                                                           2009        $9.947      $12.790       1,333
                                                           2010       $12.790      $14.880       1,902

                              244     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                               Number of
                                                    Accumulation Accumulation    Units
                                       For the Year  Unit Value   Unit Value  Outstanding
                                          Ending    at Beginning    at End      at End
Sub-Accounts                           December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                           2003       $11.285      $14.429           0
                                           2004       $14.429      $16.207           0
                                           2005       $16.207      $16.701           0
                                           2006       $16.701      $18.856           0
                                           2007       $18.856      $17.449           0
                                           2008       $17.449       $9.379           0
                                           2009        $9.379       $8.819           0
-----------------------------------------------------------------------------------------
PUTNAM VT RESEARCH FUND--CLASS IB
                                           2003       $10.807      $12.965           0
                                           2004       $12.965      $13.570           0
                                           2005       $13.570      $13.868           0
                                           2006       $13.868      $15.023           0
                                           2007       $15.023      $14.698           0
                                           2008       $14.698       $8.789           0
                                           2009        $8.789      $11.391           0
                                           2010       $11.391      $12.900           0
-----------------------------------------------------------------------------------------
PUTNAM VT VISTA FUND--CLASS IB
                                           2003       $10.764      $13.427         736
                                           2004       $13.427      $15.497         728
                                           2005       $15.497      $16.913         691
                                           2006       $16.913      $17.357         744
                                           2007       $17.357      $17.531         715
                                           2008       $17.531       $9.289         724
                                           2009        $9.289      $12.541         744
                                           2010       $12.541      $14.216           0
-----------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                           2003       $10.545      $12.274       1,630
                                           2004       $12.274      $12.545       1,697
                                           2005       $12.545      $12.904       1,709
                                           2006       $12.904      $13.240       1,830
                                           2007       $13.240      $13.594       1,752
                                           2008       $13.594       $8.329       1,585
                                           2009        $8.329      $13.284       1,301
                                           2010       $13.284      $15.615       1,167
-----------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS I
                                           2004       $10.000      $10.683       1,685
                                           2005       $10.683      $12.029       1,541
                                           2006       $12.029      $12.187       1,643
                                           2007       $12.187      $14.455       1,371
                                           2008       $14.455       $7.147       1,419
                                           2009        $7.147      $11.514       1,257
                                           2010       $11.514      $13.766       1,097

                              245     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2004       $10.000      $10.657         0
                                                   2005       $10.657      $11.977         0
                                                   2006       $11.977      $12.100         0
                                                   2007       $12.100      $14.323         0
                                                   2008       $14.323       $7.059         0
                                                   2009        $7.059      $11.345         0
                                                   2010       $11.345      $13.536         0
-------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                   2003       $12.251      $13.735         0
                                                   2004       $13.735      $14.713         0
                                                   2005       $14.713      $16.056         0
                                                   2006       $16.056      $17.313         0
                                                   2007       $17.313      $17.922         0
                                                   2008       $17.922      $14.828         0
                                                   2009       $14.828      $18.774         0
                                                   2010       $18.774      $20.049         0
-------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                   2003       $10.000      $10.000         0
                                                   2004       $10.000      $10.974         0
                                                   2005       $10.974      $11.958         0
                                                   2006       $11.958      $14.141         0
                                                   2007       $14.141      $15.104         0
                                                   2008       $15.104      $10.444         0
                                                   2009       $10.444      $13.167         0
                                                   2010       $13.167      $14.613         0
-------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $13.492         0
                                                   2004       $13.492      $15.617         0
                                                   2005       $15.617      $17.156         0
                                                   2006       $17.156      $18.672         0
                                                   2007       $18.672      $18.705         0
                                                   2008       $18.705      $10.841         0
                                                   2009       $10.841      $15.470         0
                                                   2010       $15.470      $19.053         0
-------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                   2006       $10.000       $9.759         0
                                                   2007        $9.759      $11.642         0
                                                   2008       $11.642       $6.025         0
                                                   2009        $6.025       $9.226         0
                                                   2010        $9.226      $11.875         0

                              246     PROSPECTUS

ALLSTATE ADVISOR VARIABLE ANNUITY: ALLSTATE ADVISOR PREFERRED CONTRACTS WITH NO
                     WITHDRAWAL CHARGE OPTION--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
     INCREASE) OPTION BOTH ADDED ON OR AFTER MAY 1, 2003, AND THE EARNINGS
                  PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.5

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                                     2003       $11.344      $14.366          0
                                                     2004       $14.366      $19.022        510
                                                     2005       $19.022      $21.613        510
                                                     2006       $21.613      $28.957        510
                                                     2007       $28.957      $23.307        510
                                                     2008       $23.307      $14.048        510
                                                     2009       $14.048      $17.565        510
                                                     2010       $17.565      $22.140        487
---------------------------------------------------------------------------------------------------
VAN KAMPEN LIT MONEY MARKET PORTFOLIO, CLASS II
                                                     2003       $10.000      $10.000          0
                                                     2004       $10.000       $9.784          0
                                                     2005        $9.784       $9.753          0
                                                     2006        $9.753       $9.887          0
                                                     2007        $9.887      $10.049          0
                                                     2008       $10.049       $9.953          0
                                                     2009        $9.953       $9.696          0

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.50% and an administrative expense charge of 0.19%.

                              247     PROSPECTUS

PA195-4

[LOGO]

THE ALLSTATE VARIABLE ANNUITIES
(ALLSTATE VARIABLE ANNUITY, ALLSTATE VARIABLE ANNUITY - L SHARE)

ALLSTATE LIFE INSURANCE COMPANY
STREET ADDRESS: 5801 SW 6TH AVE. TOPEKA, KS 66606-0001
MAILING ADDRESS: P.O. BOX 758566, TOPEKA, KS 66675-8566
TELEPHONE NUMBER: 1-800-457-7617
FAX NUMBER: 1-785-228-4584
                                                   PROSPECTUS DATED MAY 1, 2011
--------------------------------------------------------------------------------

Allstate Life Insurance Company ("ALLSTATE LIFE") has offered the following individual and group flexible premium deferred variable annuity contracts (each, a "CONTRACT"):

   .   ALLSTATE VARIABLE ANNUITY

   .   ALLSTATE VARIABLE ANNUITY - L SHARE

This prospectus contains information about each Contract that you should know before investing. Please keep it for future reference. These Contracts are no longer offered for new sales.

Each Contract currently offers several investment alternatives ("INVESTMENT ALTERNATIVES"). The investment alternatives include up to 3 fixed account options ("FIXED ACCOUNT OPTIONS"), depending on the Contract, and include 62* variable sub-accounts ("VARIABLE SUB-ACCOUNTS") of the Allstate Financial Advisors Separate Account I ("VARIABLE ACCOUNT"). Each Variable Sub-Account invests exclusively in shares of the following funds ("FUNDS"):

 MORGAN STANLEY VARIABLE INVESTMENT     FIDELITY(R) VARIABLE INSURANCE
   SERIES (CLASS Y)                       PRODUCTS (SERVICE CLASS 2)

 THE UNIVERSAL INSTITUTIONAL FUNDS,     FRANKLIN TEMPLETON VARIABLE INSURANCE
   INC. (CLASS II SHARES)                 PRODUCTS TRUST (CLASS 2)

 AIM VARIABLE INSURANCE FUNDS (INVESCO  GOLDMAN SACHS VARIABLE INSURANCE TRUST
   VARIABLE INSURANCE FUNDS)
   (SERIES II)                          PIMCO VARIABLE INSURANCE TRUST

 ALLIANCEBERNSTEIN VARIABLE PRODUCTS    PUTNAM VARIABLE TRUST (CLASS IB)
   SERIES FUND, INC. (CLASS B)

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Variable Sub-Account or Portfolio liquidations, mergers, closures and name changes.

Each Fund has multiple investment Portfolios ("PORTFOLIOS"). Not all of the Funds and/or Portfolios, however, may be available with your Contract. You should check with your Morgan Stanley Financial Advisor for further information on the availability of the Funds and/or Portfolios. Your annuity application will list all available Portfolios.

WE (Allstate Life) have filed a Statement of Additional Information, dated
May 1, 2011, with the Securities and Exchange Commission ("SEC"). It contains more information about each Contract and is incorporated herein by reference, which means that it is legally a part of this prospectus. Its table of contents appears on page 88 of this prospectus. For a free copy, please write or call us at the address or telephone number above, or go to the SEC's Web site (http://www.sec.gov). You can find other information and documents about us, including documents that are legally part of this prospectus, at the SEC's Web site.

--------------------------------------------------------------------------------------------------------
IMPORTANT  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE SECURITIES
 NOTICES   DESCRIBED IN THIS PROSPECTUS, NOR HAS IT PASSED ON THE ACCURACY OR THE ADEQUACY OF THIS
           PROSPECTUS. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A FEDERAL CRIME.

           INVESTMENT IN THE CONTRACTS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

                               1     PROSPECTUS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                        PAGE
                   -----------------------------------------
                   OVERVIEW
                   -----------------------------------------
                      Important Terms                     3
                   -----------------------------------------
                      Overview of Contracts               5
                   -----------------------------------------
                      The Contracts at a Glance           6
                   -----------------------------------------
                      How the Contracts Work             11
                   -----------------------------------------
                      Expense Table                      12
                   -----------------------------------------
                      Financial Information              16
                   -----------------------------------------
                   CONTRACT FEATURES
                   -----------------------------------------
                      The Contracts                      16
                   -----------------------------------------
                      Purchases                          19
                   -----------------------------------------
                      Contract Value                     20
                   -----------------------------------------
                      Investment Alternatives            42
                   -----------------------------------------
                        The Variable Sub-Accounts        42
                   -----------------------------------------
                        The Fixed Account Options        47
                   -----------------------------------------
                        Transfers                        51
                   -----------------------------------------
                      Expenses                           54
                   -----------------------------------------
                      Access to Your Money               59
                   -----------------------------------------
                      Income Payments                    60
                   -----------------------------------------
                      Death Benefits                     69
                   -----------------------------------------

                                                                 PAGE
          -----------------------------------------------------------
          OTHER INFORMATION
          -----------------------------------------------------------
             More Information                                     76
          -----------------------------------------------------------
             Taxes                                                79
          -----------------------------------------------------------
             Annual Reports and Other Documents                   87
          -----------------------------------------------------------
          STATEMENT OF ADDITIONAL INFORMATION TABLE OF CONTENTS   88
          -----------------------------------------------------------
          APPENDIX A - CONTRACT COMPARISON CHART                  89
          -----------------------------------------------------------
          APPENDIX B - MARKET VALUE ADJUSTMENT                    90
          -----------------------------------------------------------
          APPENDIX C - EXAMPLE OF CALCULATION OF INCOME
           PROTECTION BENEFIT                                     92
          -----------------------------------------------------------
          APPENDIX D - WITHDRAWAL ADJUSTMENT EXAMPLE-INCOME
           BENEFITS                                               93
          -----------------------------------------------------------
          APPENDIX E - WITHDRAWAL ADJUSTMENT EXAMPLE-DEATH
           BENEFITS                                               94
          -----------------------------------------------------------
          APPENDIX F - CALCULATION OF EARNINGS PROTECTION DEATH
           BENEFIT                                                95
          -----------------------------------------------------------
          APPENDIX G - WITHDRAWAL ADJUSTMENT EXAMPLE -
           TRUERETURN ACCUMULATION BENEFIT                        97
          -----------------------------------------------------------
          APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION
           CALCULATION EXAMPLES                                   98
          -----------------------------------------------------------
          APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT
           OPTION CALCULATION EXAMPLES                            99
          -----------------------------------------------------------
          APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT
           OPTION CALCULATION EXAMPLES                           101
          -----------------------------------------------------------
          APPENDIX K - ACCUMULATION UNIT VALUES                  105
          -----------------------------------------------------------

                               2     PROSPECTUS

IMPORTANT TERMS
--------------------------------------------------------------------------------

This prospectus uses a number of important terms that you may not be familiar with. The index below identifies the page that describes each term. The first use of each term in this prospectus appears in highlights.

                                                                    PAGE
       -----------------------------------------------------------------
       AB Factor                                                     21
       -----------------------------------------------------------------
       Accumulation Benefit                                          21
       -----------------------------------------------------------------
       Accumulation Phase                                            11
       -----------------------------------------------------------------
       Accumulation Unit                                             20
       -----------------------------------------------------------------
       Accumulation Unit Value                                       20
       -----------------------------------------------------------------
       Allstate Life ("We")                                           1
       -----------------------------------------------------------------
       Annuitant                                                     17
       -----------------------------------------------------------------
       Automatic Additions Program                                   19
       -----------------------------------------------------------------
       Automatic Portfolio Rebalancing Program                       53
       -----------------------------------------------------------------
       Beneficiary                                                   18
       -----------------------------------------------------------------
       Benefit Base (for the TrueReturn Accumulation Benefit
       Option)                                                       22
       -----------------------------------------------------------------
       Benefit Base (for the SureIncome Withdrawal Benefit Option)   30
       -----------------------------------------------------------------
       Benefit Base (for the SureIncome Plus Withdrawal Benefit
       Option)                                                       33
       -----------------------------------------------------------------
       Benefit Base (for the SureIncome For Life Withdrawal
       Benefit Option)                                               37
       -----------------------------------------------------------------
       Benefit Payment (for the SureIncome Withdrawal Benefit
       Option)                                                       30
       -----------------------------------------------------------------
       Benefit Payment (for the SureIncome Plus Withdrawal
       Benefit Option)                                               33
       -----------------------------------------------------------------
       Benefit Payment (for the SureIncome For Life Withdrawal
       Benefit Option)                                               37
       -----------------------------------------------------------------
       Benefit Payment Remaining (for the SureIncome Withdrawal
       Benefit Option)                                               30
       -----------------------------------------------------------------
       Benefit Payment Remaining (for the SureIncome Plus
       Withdrawal Benefit Option)                                    33
       -----------------------------------------------------------------
       Benefit Payment Remaining (for the SureIncome For Life
       Withdrawal Benefit Option)                                    37
       -----------------------------------------------------------------
       Benefit Year (for the SureIncome Withdrawal Benefit Option)   30
       -----------------------------------------------------------------
       Benefit Year (for the SureIncome Plus Withdrawal Benefit
       Option)                                                       33
       -----------------------------------------------------------------
       Benefit Year (for the SureIncome For Life Withdrawal
       Benefit Option)                                               37
       -----------------------------------------------------------------
       Co-Annuitant                                                  17
       -----------------------------------------------------------------
       *Contract                                                     16
       -----------------------------------------------------------------
       Contract Anniversary                                           7
       -----------------------------------------------------------------
       Contract Owner ("You")                                        16
       -----------------------------------------------------------------
       Contract Value                                                 7
       -----------------------------------------------------------------
       Contract Year                                                  8
       -----------------------------------------------------------------
       Dollar Cost Averaging Program                                 53
       -----------------------------------------------------------------
       Due Proof of Death                                            69
       -----------------------------------------------------------------
       Earnings Protection Death Benefit Option                      69
       -----------------------------------------------------------------
       Enhanced Beneficiary Protection (Annual Increase) Option      71
       -----------------------------------------------------------------

                                                                    PAGE
        ----------------------------------------------------------------
        Excess of Earnings Withdrawal                                71
        ----------------------------------------------------------------
        Fixed Account Options                                        49
        ----------------------------------------------------------------
        Free Withdrawal Amount                                       57
        ----------------------------------------------------------------
        Funds                                                         1
        ----------------------------------------------------------------
        Guarantee Option                                              7
        ----------------------------------------------------------------
        Guarantee Period Account                                     48
        ----------------------------------------------------------------
        Income Base                                                   7
        ----------------------------------------------------------------
        Income Plan                                                  60
        ----------------------------------------------------------------
        Income Protection Benefit Option                             64
        ----------------------------------------------------------------
        In-Force Earnings                                            71
        ----------------------------------------------------------------
        In-Force Premium                                             71
        ----------------------------------------------------------------
        Investment Alternatives                                      42
        ----------------------------------------------------------------
        IRA Contract                                                  7
        ----------------------------------------------------------------
        Issue Date                                                   11
        ----------------------------------------------------------------
        Market Value Adjustment                                      49
        ----------------------------------------------------------------
        Maximum Anniversary Value (MAV) Death Benefit Option         72
        ----------------------------------------------------------------
        Payout Phase                                                 11
        ----------------------------------------------------------------
        Payout Start Date                                            60
        ----------------------------------------------------------------
        Payout Withdrawal                                            62
        ----------------------------------------------------------------
        Portfolios                                                   77
        ----------------------------------------------------------------
        Qualified Contract                                           16
        ----------------------------------------------------------------
        Retirement Income Guarantee Options                          56
        ----------------------------------------------------------------
        Return of Premium ("ROP") Death Benefit                      69
        ----------------------------------------------------------------
        Rider Anniversary                                            20
        ----------------------------------------------------------------
        Rider Application Date                                       16
        ----------------------------------------------------------------
        Rider Date (for the TrueReturn Accumulation Benefit
        Option)                                                      21
        ----------------------------------------------------------------
        Rider Date (for the SureIncome Withdrawal Benefit Option)    30
        ----------------------------------------------------------------
        Rider Date (for the SureIncome Plus Withdrawal Benefit
        Option)                                                      33
        ----------------------------------------------------------------
        Rider Date (for the SureIncome For Life Withdrawal Benefit
        Option)                                                      37
        ----------------------------------------------------------------
        Rider Fee (for the TrueReturn Accumulation Benefit Option)    7
        ----------------------------------------------------------------
        Rider Fee (for the SureIncome Withdrawal Benefit Option)      7
        ----------------------------------------------------------------
        Rider Fee (for the SureIncome Plus Withdrawal Benefit
        Option)                                                       7
        ----------------------------------------------------------------
        Rider Fee (for the SureIncome For Life Withdrawal Benefit
        Option)                                                       7
        ----------------------------------------------------------------
        Rider Fee Percentage                                          7
        ----------------------------------------------------------------
        Rider Maturity Date                                          20
        ----------------------------------------------------------------
        Rider Period                                                 20
        ----------------------------------------------------------------
        Rider Trade-In Option (for the TrueReturn Accumulation
        Benefit Option)                                              22
        ----------------------------------------------------------------

                               3     PROSPECTUS

                                                                 PAGE
           ----------------------------------------------------------
           Rider Trade-In Option (for the SureIncome Withdrawal
           Benefit Option)                                        29
           ----------------------------------------------------------
           Right to Cancel                                        19
           ----------------------------------------------------------
           SEC                                                     1
           ----------------------------------------------------------
           Settlement Value                                       72
           ----------------------------------------------------------
           Spousal Protection Benefit (Co-Annuitant) Option       17
           ----------------------------------------------------------
           Spousal Protection Benefit (Co-Annuitant) Option for
           Custodial Individual Retirement Accounts               17
           ----------------------------------------------------------
           Standard Fixed Account Option                          51
           ----------------------------------------------------------
           SureIncome Covered Life                                37
           ----------------------------------------------------------
           SureIncome Option Fee                                  58
           ----------------------------------------------------------
           SureIncome Plus Option                                 33
           ----------------------------------------------------------
           SureIncome Plus Option Fee                             58
           ----------------------------------------------------------
           SureIncome Plus Withdrawal Benefit Option              37
           ----------------------------------------------------------
           SureIncome For Life Option                             37
           ----------------------------------------------------------
           SureIncome For Life Option Fee                         58
           ----------------------------------------------------------
           SureIncome For Life Withdrawal Benefit Option          37
           ----------------------------------------------------------
           SureIncome ROP Death Benefit                           38
           ----------------------------------------------------------
           SureIncome Withdrawal Benefit Option                   30
           ----------------------------------------------------------
           Systematic Withdrawal Program                          62
           ----------------------------------------------------------
           Tax Qualified Contract                                 82
           ----------------------------------------------------------
           Transfer Period Accounts                               23
           ----------------------------------------------------------
           Trial Examination Period                                6
           ----------------------------------------------------------

                                                                   PAGE
         --------------------------------------------------------------
         TrueBalance/SM/ Asset Allocation Program                   48
         --------------------------------------------------------------
         TrueReturn/SM/ Accumulation Benefit Option                 57
         --------------------------------------------------------------
         Valuation Date                                             19
         --------------------------------------------------------------
         Variable Account                                           79
         --------------------------------------------------------------
         Variable Sub-Account                                        1
         --------------------------------------------------------------
         Withdrawal Benefit Factor (for the SureIncome Withdrawal
         Benefit Option)                                            30
         --------------------------------------------------------------
         Withdrawal Benefit Factor (for the SureIncome Plus
         Withdrawal Benefit Option)                                 34
         --------------------------------------------------------------
         Withdrawal Benefit Factor (for the SureIncome for Life
         Withdrawal Benefit Option)                                 37
         --------------------------------------------------------------
         Withdrawal Benefit Payout Phase (for the SureIncome
         Withdrawal Benefit Option)                                 30
         --------------------------------------------------------------
         Withdrawal Benefit Payout Phase (for the SureIncome Plus
         Withdrawal Benefit Option)                                 34
         --------------------------------------------------------------
         Withdrawal Benefit Payout Phase (for the SureIncome for
         Life Withdrawal Benefit Option)                            38
         --------------------------------------------------------------
         Withdrawal Benefit Payout Start Date (for the SureIncome
         Withdrawal Benefit Option)                                 30
         --------------------------------------------------------------
         Withdrawal Benefit Payout Start Date (for the SureIncome
         Plus Withdrawal Benefit Option)                            34
         --------------------------------------------------------------
         Withdrawal Benefit Payout Start Date (for the SureIncome
         for Life Withdrawal Benefit Option)                        38
         --------------------------------------------------------------
         Withdrawal Benefit Option                                  30
         --------------------------------------------------------------
         Withdrawal Benefit Option Fee                              13
         --------------------------------------------------------------

* In certain states a Contract was available only as a group Contract. If you purchased a group Contract, we issued you a certificate that represents your ownership and that summarizes the provisions of the group Contract. References to "Contract" in this prospectus include certificates, unless the context requires otherwise. References to "Contract" also include both Contracts listed on the cover page of this prospectus, unless otherwise noted. However, we administer each Contract separately.

                               4     PROSPECTUS

OVERVIEW OF CONTRACTS
--------------------------------------------------------------------------------

The Contracts offer many of the same basic features and benefits. They differ primarily with respect to the charges imposed, as follows:

..   The ALLSTATE VARIABLE ANNUITY CONTRACT has a mortality and expense risk charge of 1.10%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 7-year withdrawal charge period;

..   The ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACT has a mortality and expense risk charge of 1.50%, an administrative expense charge of 0.19%*, and a withdrawal charge of up to 7% with a 3-year withdrawal charge period.

Other differences between the Contracts relate to available Fixed Account Options. For a side-by-side comparison of these differences, please refer to Appendix A of this prospectus.

* The administrative expense charge may be increased, but will never exceed 0.35%. Once your Contract is issued, we will not increase the administrative expense charge for your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and 0.19% for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

                               5     PROSPECTUS

THE CONTRACTS AT A GLANCE
--------------------------------------------------------------------------------

The following is a snapshot of the Contracts. Please read the remainder of this prospectus for more information.

FLEXIBLE PAYMENTS         We are no longer offering new contracts.

                          You can add to your Contract as often and as much as you like, but each subsequent payment must be at least $1,000 ($50 for automatic payments).
                          We may limit the cumulative amount of purchase payments to a maximum of
                          $1,000,000 in any Contract.
---------------------------------------------------------------------------------------------------------
TRIAL EXAMINATION PERIOD  You may cancel your Contract within 20 days of receipt or any longer period as your state may require ("TRIAL EXAMINATION PERIOD"). Upon cancellation, we will return your purchase payments adjusted, to the extent federal or state law permits, to reflect the investment experience of any amounts allocated to the Variable Account, including the deduction of mortality and expense risk charges and administrative expense charges. See "Trial Examination Period"
                          for details.
---------------------------------------------------------------------------------------------------------
EXPENSES                  Each Portfolio pays expenses that you will bear indirectly if you invest in a
                          Variable Sub-Account. You also will bear the following expenses:

                          ALLSTATE VARIABLE ANNUITY CONTRACTS

                          Annual mortality and expense risk charge equal to 1.10% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.

                          ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACTS

                          Annual mortality and expense risk charge equal to 1.50% of average daily net assets.

                          Withdrawal charges ranging from 0% to 7% of purchase payments withdrawn.
                          ALL CONTRACTS

                          Annual administrative expense charge of 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17,
                             2005 (0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the annual administrative expense charge applied to such Contracts is
                             0.19%; up to 0.35% for future Contracts).

                          Annual contract maintenance charge of $30 (waived in certain cases).

                          If you select the MAXIMUM ANNIVERSARY VALUE (MAV) DEATH BENEFIT
                             OPTION ("MAV DEATH BENEFIT OPTION") you will pay an additional mortality and expense risk charge of 0.20% (up to 0.30% for Options added in the future).

                          If you select ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE)
                             OPTION, you will pay an additional mortality and expense risk charge of
                             0.30%.

                          If you select the EARNINGS PROTECTION DEATH BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.25% or 0.40% (up to 0.35% or 0.50% for Options added in the future) depending on the age of the oldest Owner and oldest Annuitant on the date we receive the completed application or request to add the benefit, whichever is later
                             ("RIDER APPLICATION DATE").

                               6     PROSPECTUS

  If you select the TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
     ("TRUERETURN OPTION") you would pay an additional annual fee ("RIDER
     FEE") of 0.50% (up to 1.25% for Options added in the future) of the BENEFIT BASE in effect on each Contract anniversary ("CONTRACT
     ANNIVERSARY") during the Rider Period. You may not select the TrueReturn Option together with a Retirement Income Guarantee
     Option or any Withdrawal Benefit Option.

  We discontinued offering the SUREINCOME WITHDRAWAL BENEFIT OPTION
     ("SUREINCOME OPTION") as of May 1, 2006, except in a limited number of states. If you elected the SureIncome Option prior to May 1, 2006, you would pay an additional annual fee ("SUREINCOME OPTION FEE") of 0.50% of the BENEFIT BASE on each Contract Anniversary (see the SureIncome
     Option Fee section). You may not select the SureIncome Option together with a Retirement Income Guarantee Option, a TrueReturn
     Option or any other Withdrawal Benefit Option.

  If you select the SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
     ("SUREINCOME PLUS OPTION") you would pay an additional annual fee
     ("SUREINCOME PLUS OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary
     (see the SureIncome Plus Option Fee section). You may not select the SureIncome Plus Option together with a Retirement Income Guarantee
     Option, a TrueReturn Option or any other Withdrawal Benefit Option.

  If you select the SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
     ("SUREINCOME FOR LIFE OPTION") you would pay an additional annual fee
     ("SUREINCOME FOR LIFE OPTION FEE") of 0.65% (up to 1.25% for Options added in the future) of the BENEFIT BASE on each Contract Anniversary
     (see the SureIncome For Life Option Fee section). You may not select the SureIncome For Life Option together with a Retirement Income
     Guarantee Option, a TrueReturn Option or any other Withdrawal
     Benefit Option.
  We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 1
     ("RIG 1") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 1 prior to May 1, 2004, you will pay an additional annual fee ("Rider Fee") of 0.40% of the Income Base in effect on a Contract Anniversary.

  We discontinued offering RETIREMENT INCOME GUARANTEE OPTION 2
     ("RIG 2") as of January 1, 2004 (up to May 1, 2004 in certain states). If you elected RIG 2 prior to May 1, 2004, you will pay an additional annual Rider Fee of 0.55% of the INCOME BASE in effect on a Contract
     Anniversary.

  If you select the INCOME PROTECTION BENEFIT OPTION you will pay an additional mortality and expense risk charge of 0.50% (up to 0.75% for Options added in the future) during the Payout Phase of your Contract.

  If you select the SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION or
     SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL
     INDIVIDUAL RETIREMENT ACCOUNTS ("CSP") you would pay an additional annual fee ("RIDER FEE") of 0.10%* (up to 0.15% for Options added in the future) of the Contract Value ("CONTRACT VALUE") on each Contract
     Anniversary. These Options are only available for certain types of IRA
     Contracts, which are Contracts issued with an Individual Retirement
     Annuity or Account ("IRA") under Section 408 of the Internal Revenue
     Code. The CSP is only available for certain Custodial Individual
     Retirement Accounts established under Section 408 of the Internal

                               7     PROSPECTUS

                            Revenue Code. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant)
                            Option at any time prior to the time you elect to receive it.

                            * NO RIDER FEE WAS CHARGED FOR THESE OPTIONS FOR CONTRACT
                            OWNERS WHO ADDED THESE OPTIONS PRIOR TO JANUARY 1, 2005. SEE
                            PAGE 13 FOR DETAILS.

                         Transfer fee equal to 1.00% (subject to increase to up to 2.00%) of the amount transferred after the 12th transfer in any Contract Year
                            ("CONTRACT YEAR"), which we measure from the date we issue your
                            Contract or a Contract Anniversary.

                         State premium tax (if your state imposes one)

                         NOT ALL OPTIONS ARE AVAILABLE IN ALL STATES

                            WE MAY DISCONTINUE OFFERING ANY OF THESE OPTIONS AT ANY TIME
                            PRIOR TO THE TIME YOU ELECT TO RECEIVE IT.
--------------------------------------------------------------------------------------------------------
INVESTMENT ALTERNATIVES  Each Contract offers several investment alternatives including:

                         up to 3 Fixed Account Options that credit interest at rates we guarantee,
                            and

                         62* Variable Sub-Accounts investing in Portfolios offering professional money management by these investment advisers:

                             Morgan Stanley Investment Advisors Inc.

                             Morgan Stanley Investment Management, Inc. **

                             Van Kampen Asset Management

                             Invesco Advisers, Inc.

                             AllianceBernstein L.P.

                             Fidelity Management & Research Company

                             Franklin Advisers, Inc.

                             Franklin Mutual Advisers, LLC

                             Goldman Sachs Asset Management, L.P.

                             Pacific Investment Management Company LLC

                             Putnam Investment Management, LLC

                             Templeton Investment Counsel, LLC
                            * Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Sub-Accounts and/or Portfolio liquidations, mergers, closures and name changes.

                            ** Morgan Stanley Investment Management Inc., the investment adviser to the UIF Portfolios, does business in certain instances using the name
                            Van Kampen.

                         NOT ALL FIXED ACCOUNT OPTIONS ARE AVAILABLE IN ALL STATES OR WITH ALL
                         CONTRACTS.

                         To find out current rates being paid on the Fixed Account Option(s), or to find out how the Variable Sub-Accounts have performed, please call us at
                         1-800-457-7617.
--------------------------------------------------------------------------------------------------------

                               8     PROSPECTUS

------------------------------------------------------------------------------------------------
SPECIAL SERVICES  For your convenience, we offer these special services:

                  AUTOMATIC PORTFOLIO REBALANCING PROGRAM

                  AUTOMATIC ADDITIONS PROGRAM

                  DOLLAR COST AVERAGING PROGRAM

                  SYSTEMATIC WITHDRAWAL PROGRAM

                  TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
------------------------------------------------------------------------------------------------
INCOME PAYMENTS   You can choose fixed income payments, variable income payments, or a combination of the two. You can receive your income payments in one of the following ways (you may select more than one income plan):

                  life income with guaranteed number of payments

                  joint and survivor life income with guaranteed number of payments guaranteed number of payments for a specified period

                  life income with cash refund

                  joint life income with cash refund

                  life income with installment refund

                  joint life income with installment refund

                  Prior to May 1, 2004, Allstate Life also offered two Retirement Income
                  Guarantee Options that guarantee a minimum amount of fixed income payments you can receive if you elect to receive income payments.

                  In addition, we offer an Income Protection Benefit Option that guarantees that your variable income payments will not fall below a certain level.
------------------------------------------------------------------------------------------------
DEATH BENEFITS    If you, the Annuitant, or Co-Annuitant die before the Payout Start Date, we will pay a death benefit subject to the conditions described in the Contract.
                  In addition to the death benefit included in your Contract ("RETURN OF
                  PREMIUM DEATH BENEFIT" or "ROP DEATH BENEFIT"), the death benefit options we currently offer include:

                  MAV DEATH BENEFIT OPTION;

                  ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION; AND

                  EARNINGS PROTECTION DEATH BENEFIT OPTION

                  The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit,
                  ("SUREINCOME ROP DEATH BENEFIT").
------------------------------------------------------------------------------------------------
TRANSFERS         Before the Payout Start Date, you may transfer your Contract Value among the investment alternatives, with certain restrictions. The minimum amount you may transfer is $100 or the amount remaining in the investment alternative, if less. The minimum amount that can be transferred into the
                  Standard Fixed Account or Market Value Adjusted Account Options is $100.

                  A charge may apply after the 12/th/ transfer in each Contract Year.
------------------------------------------------------------------------------------------------

                               9     PROSPECTUS

---------------------------------------------------------------------------------------------
WITHDRAWALS  You may withdraw some or all of your Contract Value at any time during the
             Accumulation Phase and during the Payout Phase in certain cases. In general, you must withdraw at least $50 at a time. Withdrawals taken prior to the
             Payout Start Date are generally considered to come from the earnings in the
             Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge and a MARKET VALUE
             ADJUSTMENT may also apply.

             If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value unless a
             Withdrawal Benefit Option is in effect under your Contract. Your Contract will terminate if you withdraw all of your Contract Value.
---------------------------------------------------------------------------------------------

                               10     PROSPECTUS

HOW THE CONTRACTS WORK
--------------------------------------------------------------------------------

Each Contract basically works in two ways.

First, each Contract can help you (we assume you are the "CONTRACT OWNER") save for retirement because you can invest in your Contract's investment alternatives and generally pay no federal income taxes on any earnings until you withdraw them. You do this during what we call the "ACCUMULATION PHASE" of the Contract. The Accumulation Phase begins on the date we issue your Contract (we call that date the "ISSUE DATE") and continues until the Payout Start Date, which is the date we apply your money to provide income payments. During the Accumulation Phase, you may allocate your purchase payments to any combination of the Variable Sub-Accounts and/or Fixed Account Options. If you invest in a Fixed Account Option, you will earn a fixed rate of interest that we declare periodically. If you invest in any of the Variable Sub-Accounts, your investment return will vary up or down depending on the performance of the corresponding Portfolios.

Second, each Contract can help you plan for retirement because you can use it to receive retirement income for life and/or for a pre-set number of years, by selecting one of the income payment options (we call these "INCOME PLANS") described on page 60. You receive income payments during what we call the "PAYOUT PHASE" of the Contract, which begins on the Payout Start Date and continues until we make the last payment required by the Income Plan you select. During the Payout Phase, if you select a fixed income payment option, we guarantee the amount of your payments, which will remain fixed. If you select a variable income payment option, based on one or more of the Variable Sub-Accounts, the amount of your payments will vary up or down depending on the performance of the corresponding Portfolios. The amount of money you accumulate under your Contract during the Accumulation Phase and apply to an Income Plan will determine the amount of your income payments during the Payout Phase.

The timeline below illustrates how you might use your Contract.

                                  [FLOW CHART]



Other income payment options are also available. See "INCOME PAYMENTS."

As the Contract Owner, you exercise all of the rights and privileges provided by the Contract. If you die, any surviving Contract Owner or, if there is none, the BENEFICIARY will exercise the rights and privileges provided by the Contract. See "The Contracts." In addition, if you die before the Payout Start Date, we will pay a death benefit to any surviving Contract Owner or, if there is none, to your Beneficiary. See "Death Benefits."

Please call us at 1-800-457-7617 if you have any question about how the Contracts work.

                               11     PROSPECTUS

EXPENSE TABLE
--------------------------------------------------------------------------------

THE TABLE BELOW LISTS THE EXPENSES THAT YOU WILL BEAR DIRECTLY OR INDIRECTLY WHEN YOU BUY A CONTRACT. THE TABLE AND THE EXAMPLES THAT FOLLOW DO NOT REFLECT PREMIUM TAXES THAT MAY BE IMPOSED BY THE STATE WHERE YOU RESIDE. FOR MORE INFORMATION ABOUT VARIABLE ACCOUNT EXPENSES, SEE "EXPENSES," BELOW. FOR MORE INFORMATION ABOUT PORTFOLIO EXPENSES, PLEASE REFER TO THE PROSPECTUSES FOR THE FUNDS.

CONTRACT OWNER TRANSACTION EXPENSES

Withdrawal Charge (as a percentage of purchase payments withdrawn)*

                                         Number of Complete Years Since We Received the Purchase Payment
                                         Being Withdrawn/Applicable Charge:
    -------------------------------------------------------------------------------------------------------------
    Contract:                            0        1       2       3       4       5       6       7       8+
    Allstate Variable Annuity            7%       7%      6%      5%      4%      3%      2%      0%      0%
    Allstate Variable Annuity - L Share  7%       6%      5%      0%

    All Contracts:
    Annual Contract Maintenance Charge             $30**
    Transfer Fee                         up to 2.00% of the amount transferred***

* Each Contract Year, you may withdraw a portion of your purchase payments (and/or your earnings, in the case of Charitable Remainder Trusts) without incurring a withdrawal charge ("Free Withdrawal Amount"). See "Withdrawal Charges" for more information.

** Waived in certain cases. See "Expenses."

*** Applies solely to the 13th and subsequent transfers within a Contract Year, excluding transfers due to dollar cost averaging and automatic portfolio rebalancing. We are currently assessing a transfer fee of 1.00% of the amount transferred, however, we reserve the right to raise the transfer fee to up to 2.00% of the amount transferred.

VARIABLE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE DAILY NET ASSET VALUE DEDUCTED FROM EACH VARIABLE SUB-ACCOUNT)

If you select the basic Contract without any optional benefits, your Variable Account expenses would be as follows:

                                                             Mortality and Expense Administrative  Total Variable Account
Basic Contract (without any optional benefit)                     Risk Charge      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                            1.10%              0.19%              1.29%
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                  1.50%              0.19%              1.69%
-------------------------------------------------------------------------------------------------------------------------

* We reserve the right to raise the administrative expense charge to 0.35%. However, we will not increase the charge once we issue your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

Each Contract also offers optional riders that may be added to the Contract. For each optional rider you select, you would pay the following additional mortality and expense risk charge associated with each rider.

   MAV Death Benefit Option                                      0.20% (up to 0.30% for Options added in the future)
   Enhanced Beneficiary Protection (Annual Increase) Option      0.30%
   Earnings Protection Death Benefit Option (issue age 0-70)     0.25% (up to 0.35% for Options added in the future)
   Earnings Protection Death Benefit Option (issue age 71-79)    0.40% (up to 0.50% for Options added in the future)

If you select the Options with the highest possible combination of mortality and expense risk charges, your Variable Account expenses would be as follows, assuming current expenses:

Contract with the MAV Death Benefit Option, Enhanced
Beneficiary Protection (Annual Increase) Option, Earnings    Mortality and Expense Administrative  Total Variable Account
Protection Death Benefit Option (issue age 71-79)                Risk Charge*      Expense Charge*     Annual Expense
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity                                            2.00%              0.19%              2.19%
-------------------------------------------------------------------------------------------------------------------------
Allstate Variable Annuity - L Share                                  2.40%              0.19%              2.59%
-------------------------------------------------------------------------------------------------------------------------

* As described above, the administrative expense charge and the mortality and expense charge for certain Options may be higher for future Contracts. However, we will not increase the administrative expense charge once we issue your Contract, and we will not increase the charge for an Option once we add the Option to your Contract. The administrative expense charge is 0.19% for Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005. The administrative expense charge is 0.30% for Contracts issued on or after January 1, 2005 and prior to October 17, 2005; effective October 17, 2005 and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

                               12     PROSPECTUS

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE*

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

      TrueReturn/SM/ Accumulation Benefit Option                   0.50%*
      -------------------------------------------------------------------

* Up to 1.25% for TrueReturn Options added in the future. See "TrueReturn/SM/ Accumulation Benefit Option" for details.

SUREINCOME WITHDRAWAL BENEFIT OPTION FEE*

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

      SureIncome Withdrawal Benefit Option                         0.50%**
      --------------------------------------------------------------------

* Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states.

** Up to 1.25% for SureIncome Options added in the future. See "SureIncome Withdrawal Benefit Option" for details.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

      SureIncome Plus Withdrawal Benefit Option                    0.65%*
      -------------------------------------------------------------------

* Up to 1.25% for SureIncome Plus Options added in the future. See "SureIncome Plus Withdrawal Benefit Option" for details.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION FEE

(ANNUAL RATE AS A PERCENTAGE OF BENEFIT BASE ON A CONTRACT ANNIVERSARY)

      SureIncome For Life Withdrawal Benefit Option                0.65%*
      -------------------------------------------------------------------

* Up to 1.25% for SureIncome For Life Options added in the future. See "SureIncome For Life Withdrawal Benefit Option" for details.

RETIREMENT INCOME GUARANTEE OPTION FEE*

(ANNUAL RATE AS A PERCENTAGE OF INCOME BASE ON A CONTRACT ANNIVERSARY)

       RIG 1                                                        0.40%
       ------------------------------------------------------------------
       RIG 2                                                        0.55%
       ------------------------------------------------------------------

* We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees shown apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states).

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

      Spousal Protection Benefit (Co-Annuitant) Option             0.10%*
      -------------------------------------------------------------------

* Applies to Contract Owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE

(AS A PERCENTAGE OF CONTRACT VALUE ON EACH CONTRACT ANNIVERSARY)

      Spousal Protection Benefit (Co-Annuitant) Option for
      Custodial Individual Retirement Accounts                     0.10%*
      -------------------------------------------------------------------

* Applies to Contract owners who select the option on or after January 1, 2005. Up to 0.15% for options added in the future.

If you select the Spousal Protection Benefit (Co-Annuitant) Option or Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts on or after January 1, 2005, you will pay a Rider Fee at the annual rate of 0.10% of the Contract Value on each Contract Anniversary. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. If you selected either of these Options prior to January 1, 2005, there is no charge associated with your Option. See "Spousal Protection Benefit (Co-Annuitant) Option Fee and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts Fee" for details.

                               13     PROSPECTUS

INCOME PROTECTION BENEFIT OPTION

(AS A PERCENTAGE OF THE AVERAGE DAILY NET VARIABLE ACCOUNT ASSETS SUPPORTING THE VARIABLE INCOME PAYMENTS TO WHICH THE OPTION APPLIES)

      Income Protection Benefit Option                             0.50%*
      -------------------------------------------------------------------

* The charge for the Income Protection Benefit Option applies during the Payout Phase. We reserve the right to raise the charge to up to 0.75% for Options added in the future. See "Income Payments - Income Protection Benefit Option," below, for details.

PORTFOLIO ANNUAL EXPENSES - MINIMUM AND MAXIMUM

The next table shows the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. Advisers and/or other service providers of certain Portfolios may have agreed to waive their fees and/or reimburse Portfolio expenses in order to keep the Portfolios' expenses below specified limits. The range of expenses shown in this table does not show the effect of any such fee waiver or expense reimbursement. More detail concerning each Portfolio's fees and expenses appears in the prospectus for each Portfolio.

                           ANNUAL PORTFOLIO EXPENSES

                                                               Minimum Maximum
  ----------------------------------------------------------------------------
  Total Annual Portfolio Operating Expenses/(1)/ (expenses
  that are deducted from Portfolio assets, which may include management fees, distribution and/or services (12b-1) fees,
  and other expenses)                                           0.70%   1.96%
  ----------------------------------------------------------------------------

(1)Expenses are shown as a percentage of Portfolio average daily net assets (before any waiver or reimbursement) as of December 31, 2010 (except as otherwise noted).

EXAMPLE 1

This Example is intended to help you compare the cost of investing in the Contracts with the cost of investing in other variable annuity contracts. These costs include Contract owner transaction expenses, Contract fees, Variable Account annual expenses (with a 0.19% annual administrative charge), and Portfolio fees and expenses.

The example shows the dollar amount of expenses that you would bear directly or indirectly if you:

..   invested $10,000 in the Contract for the time periods indicated;

..   earned a 5% annual return on your investment;

..   surrendered your Contract, or you began receiving income payments for a specified period of less than 120 months, at the end of each time period;

..   elected the MAV Death Benefit Option and the Enhanced Beneficiary
    Protection (Annual Increase) Option;

..   elected the Earnings Protection Death Benefit Option (assuming issue age
    71-79);

..   elected the Spousal Protection Benefit (Co-Annuitant) Option; and

..   elected the SureIncome Plus Withdrawal Benefit Option.

THE EXAMPLE DOES NOT INCLUDE ANY TAXES OR TAX PENALTIES YOU MAY BE REQUIRED TO PAY IF YOU SURRENDER YOUR CONTRACT.

The first line of the example assumes that the maximum fees and expenses of any of the Portfolios are charged. The second line of the example assumes that the minimum fees and expenses of any of the Portfolios are charged. Your actual expenses may be higher or lower than those shown below.

                                  Allstate Variable Annuity    Allstate Variable Annuity - L Share
                               1 Year 3 Years 5 Years 10 Years 1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses             $1,167 $2,234  $3,277   $5,843  $1,205  $2,256   $3,055    $6,123
--------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses             $1,046 $1,887  $2,675   $4,875  $1,085  $1,914   $2,515    $5,198
--------------------------------------------------------------------------------------------------

                               14     PROSPECTUS

EXAMPLE 2

This Example uses the same assumptions as Example 1 above, except that it assumes you decided not to surrender your Contract, or you began receiving income payments for a specified period of at least 120 months, at the end of each time period.

                                  Allstate Variable Annuity    Allstate Variable Annuity - L Share
                               1 Year 3 Years 5 Years 10 Years 1 Year  3 Years  5 Years  10 Years
--------------------------------------------------------------------------------------------------
Costs Based on Maximum Annual
Portfolio Expenses              $572  $1,724  $2,887   $5,843   $610   $1,831   $3,055    $6,123
--------------------------------------------------------------------------------------------------
Costs Based on Minimum Annual
Portfolio Expenses              $451  $1,377  $2,335   $4,875   $490   $1,489   $2,515    $5,198
--------------------------------------------------------------------------------------------------

PLEASE REMEMBER THAT YOU ARE LOOKING AT EXAMPLES AND NOT A REPRESENTATION OF PAST OR FUTURE EXPENSES. YOUR RATE OF RETURN MAY BE HIGHER OR LOWER THAN 5%, WHICH IS NOT GUARANTEED. THE EXAMPLES DO NOT ASSUME THAT ANY PORTFOLIO EXPENSE WAIVERS OR REIMBURSEMENT ARRANGEMENTS ARE IN EFFECT FOR THE PERIODS PRESENTED. THE EXAMPLES REFLECT THE FREE WITHDRAWAL AMOUNTS, IF APPLICABLE, AND THE DEDUCTION OF THE ANNUAL CONTRACT MAINTENANCE CHARGE OF $30 EACH YEAR. THE ABOVE EXAMPLES ASSUME YOU HAVE SELECTED THE MAV DEATH BENEFIT OPTION AND THE ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION, THE EARNINGS PROTECTION DEATH BENEFIT OPTION (ASSUMING THE OLDEST CONTRACT OWNER OR ANNUITANT IS AGE 71 OR OLDER, AND ALL ARE AGE 79 OR YOUNGER ON THE RIDER APPLICATION DATE), THE SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND THE SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION. IF ANY OR ALL OF THESE FEATURES WERE NOT ELECTED, THE EXPENSE FIGURES SHOWN ABOVE WOULD BE SLIGHTLY LOWER.

                               15     PROSPECTUS

FINANCIAL INFORMATION
--------------------------------------------------------------------------------

To measure the value of your investment in the Variable Sub-Accounts during the Accumulation Phase, we use a unit of measure we call the "ACCUMULATION UNIT." Each Variable Sub-Account has a separate value for its Accumulation Units we call "ACCUMULATION UNIT VALUE." Accumulation Unit Value is analogous to, but not the same as, the share price of a mutual fund.

Accumulation Unit Values for the lowest and highest available combinations of Contract charges that affect Accumulation Unit Values for each Contract are shown in Appendix K to this prospectus. The Statement of Additional Information contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The consolidated financial statements of Allstate Life and the financial statements of the Variable Account, which are comprised of the underlying financial statements of the Sub-Accounts, appear in the Statement of Additional Information.

No Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

THE CONTRACTS
--------------------------------------------------------------------------------

CONTRACT OWNER
Each Contract is an agreement between you, the Contract Owner, and Allstate Life, a life insurance company. As the Contract Owner, you may exercise all of the rights and privileges provided to you by the Contract. That means it is up to you to select or change (to the extent permitted):

..   the investment alternatives during the Accumulation and Payout Phases,

..   the amount and timing of your purchase payments and withdrawals,

..   the programs you want to use to invest or withdraw money,

..   the income payment plan(s) you want to use to receive retirement income,

..   the Annuitant (either yourself or someone else) on whose life the income payments will be based,

..   the Beneficiary or Beneficiaries who will receive the benefits that the
    Contract provides when the last surviving Contract Owner or the Annuitant dies, and

..   any other rights that the Contract provides, including restricting income payments to Beneficiaries.

If you die, any surviving joint Contract Owner or, if none, the Beneficiary may exercise the rights and privileges provided to them by the Contract. If the sole surviving Contract Owner dies after the Payout Start Date, the Primary Beneficiary will receive any guaranteed income payments scheduled to continue.

If the Annuitant dies prior to the Payout Start Date and the Contract Owner is a grantor trust not established by a business, the new Contract Owner will be the Beneficiary(ies).

The Contract cannot be jointly owned by both a non-living person and a living person unless the Contract Owner(s) assumed ownership of the Contract as a Beneficiary(ies). The maximum age of any Contract Owner on the date we receive the completed application for each Contract is 90.

If you select the Enhanced Beneficiary Protection (MAV) Option, the Enhanced Beneficiary Protection (Annual Increase) Option, or the Earnings Protection Death Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is currently age 79. If you select the Spousal Protection Benefit (Co-Annuitant) Option or the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts (CSP), the maximum age of any Contract Owner or beneficial owner for CSP on the Rider Application Date is currently age 90. If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Contract Owner on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest Contract Owner (oldest annuitant if Contract Owner is a non-living person) on the Rider Application Date are ages 50 and 79, respectively.

The Contract can also be purchased as an IRA or TSA (also known as a 403(b)). The endorsements required to qualify these annuities under the Internal Revenue Code of 1986, as amended, ("Code") may limit or modify your rights and privileges under the Contract. We use the term "QUALIFIED CONTRACT" to refer to a Contract issued as an IRA, 403(b), or with a Qualified Plan.

Except for certain retirement plans, you may change the Contract Owner at any time by written notice in a form satisfactory to us. Until we receive your written notice to change the Contract Owner, we are entitled to rely on

                               16     PROSPECTUS
the most recent information in our files. We will provide a change of ownership form to be signed by you and filed with us. Once we accept the change, the change will take effect as of the date you signed the request. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change the Contract Owner, you should deliver your written notice to us promptly. Each change is subject to any payment we make or other action we take before we accept it. Changing ownership of this Contract may cause adverse tax consequences and may not be allowed under Qualified Contract. Please consult with a competent tax advisor prior to making a request for a change of Contract Owner.

ANNUITANT
The Annuitant is the individual whose age determines the latest Payout Start Date and whose life determines the amount and duration of income payments (other than under Income Plan 3). You may not change the Annuitant at any time. You may designate a joint Annuitant, who is a second person on whose life income payments depend, at the time you select an Income Plan. Additional restrictions may apply in the case of Qualified Plans. The maximum age of the Annuitant on the date we receive the completed application for each Contract is age 90.

If you select the Enhanced Beneficiary Protection (MAV) Death Benefit Option, Enhanced Beneficiary Protection (Annual Increase) Option or the Earnings Protection Death Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 79.

If you select the Spousal Protection Benefit (Co-Annuitant) Option, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the maximum age of any Annuitant on the Rider Application Date is age 90.

If you select the Income Protection Benefit Option, the oldest Annuitant and joint Annuitant (if applicable) must be age 75 or younger on the Payout Start Date.

If you select the SureIncome Plus Withdrawal Benefit Option, the maximum age of any Annuitant on the Rider Application Date is age 80. If you select the SureIncome For Life Withdrawal Benefit Option, the minimum and maximum ages of the oldest annuitant, if the Contract Owner is a non-living person, on the Rider Application Date are ages 50 and 79, respectively.

If you select an Income Plan that depends on the Annuitant or a joint Annuitant's life, we may require proof of age and sex before income payments begin and proof that the Annuitant or joint Annuitant is still alive before we make each payment.

CO-ANNUITANT
SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION

Contract Owners of IRA Contracts that meet the following conditions and that elect the Spousal Protection Benefit Option may name their spouse as a Co-Annuitant:

..   the individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA;

..   the Contract Owner must be age 90 or younger on the Rider Application Date;

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date;
    and

..   the Co-Annuitant must be the sole Primary Beneficiary under the Contract.

Under the Spousal Protection Benefit (Co-Annuitant) Option, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. At any time, there may only be one Co-Annuitant under your Contract. See "Spousal Protection Benefit Option and Death of Co-Annuitant" for more information.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS.

Contracts that meet the following conditions and that elect the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts may name the spouse of the Annuitant as a Co-Annuitant:

..   the beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA;

..   the Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA;

..   the Co-Annuitant must be the legal spouse of the Annuitant and only one
    Co-Annuitant may be named;

..   the Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA;

..   the Annuitant must be age 90 or younger on the Rider Application Date; and

..   the Co-Annuitant must be age 79 or younger on the Rider Application Date.

                               17     PROSPECTUS

Under the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts, the Co-Annuitant will be considered to be an Annuitant during the Accumulation Phase, except the Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date or upon the death of the Co-Annuitant. The Co-Annuitant is not considered the beneficial owner of the Custodial Traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA. See "Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts and Death of Co-Annuitant" for more information.

BENEFICIARY
You may name one or more Primary and Contingent Beneficiaries when you apply for a Contract. The Primary Beneficiary is the person who may, in accordance with the terms of the Contract, elect to receive the death settlement ("DEATH PROCEEDS") or become the new Contract Owner pursuant to the Contract if the sole surviving Contract Owner dies before the Payout Start Date. A Contingent Beneficiary is the person selected by the Contract Owner who will exercise the rights of the Primary Beneficiary if all named Primary Beneficiaries die before the death of the sole surviving Contract Owner.

You may change or add Beneficiaries at any time, unless you have designated an irrevocable Beneficiary. We will provide a change of Beneficiary form to be signed by you and filed with us. After we accept the form, the change of Beneficiary will be effective as of the date you signed the form. Until we accept your written notice to change a Beneficiary, we are entitled to rely on the most recent Beneficiary information in our files. We will not be liable for any payment or settlement made prior to accepting the change. Accordingly, if you wish to change your Beneficiary, you should deliver your written notice to us promptly. Each Beneficiary change is subject to any payment made by us or any other action we take before we accept the change.

You may restrict income payments to Beneficiaries by providing us with a written request. Once we accept the written request, the restriction will take effect as of the date you signed the request. Any restriction is subject to any payment made by us or any other action we take before we accept the request.

If you did not name a Beneficiary or, unless otherwise provided in the Beneficiary designation, if a named Beneficiary is no longer living and there are no other surviving Primary or Contingent Beneficiaries when the sole surviving Contract Owner dies, the new Beneficiary will be:

..   your spouse or, if he or she is no longer alive,

..   your surviving children equally, or if you have no surviving children,

..   your estate.

If more than one Beneficiary survives you (or the Annuitant, if the Contract Owner is a grantor trust), we will divide the Death Proceeds among the surviving Beneficiaries according to your most recent written instructions. If you have not given us written instructions in a form satisfactory to us, we will pay the Death Proceeds in equal amounts to the surviving Beneficiaries. If there is more than one Beneficiary in a class (e.g., more than one Primary Beneficiary) and one of the Beneficiaries predeceases the Contract Owner (the Annuitant if the Contract Owner is a grantor trust), the remaining Beneficiaries in that class will divide the deceased Beneficiary's share in proportion to the original share of the remaining Beneficiaries.

For purposes of this Contract, in determining whether a living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person A") has survived another living person, including a Contract Owner, Primary Beneficiary, Contingent Beneficiary, or Annuitant ("Living Person B"), Living Person A must survive Living Person B by at least 24 hours. Otherwise, Living Person A will be conclusively deemed to have predeceased Living Person B.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk. If there is more than one Beneficiary taking shares of the Death Proceeds, each Beneficiary will be treated as a separate and independent owner of his or her respective share of the Death Proceeds. Each Beneficiary will exercise all rights related to his or her share of the Death Proceeds, including the sole right to select a death settlement option, subject to any restrictions previously placed upon the Beneficiary. Each Beneficiary may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the death settlement option chosen by the original Beneficiary.

If there is more than one Beneficiary and one of the Beneficiaries is a corporation, trust or other non-living person, all Beneficiaries will be considered to be non-living persons.

MODIFICATION OF THE CONTRACT
Only an Allstate Life officer may approve a change in or waive any provision of the Contract. Any change or waiver must be in writing. None of our agents has the authority to change or waive the provisions of the Contract. We may not change the terms of the Contract without your consent, except to conform the Contract to applicable law or changes in the law. If a provision of the Contract is inconsistent with state law, we will follow state law.

                               18     PROSPECTUS

ASSIGNMENT
You may not assign an interest in this Contract as collateral or security for a loan. However, you may assign periodic income payments under this Contract prior to the Payout Start Date. No Beneficiary may assign benefits under the Contract until they are due. We will not be bound by any assignment until the assignor signs it and files it with us. We are not responsible for the validity of any assignment. Federal law prohibits or restricts the assignment of benefits under many types of retirement plans and the terms of such plans may themselves contain restrictions on assignments. An assignment may also result in taxes or tax penalties. YOU SHOULD CONSULT WITH AN ATTORNEY BEFORE TRYING TO ASSIGN PERIODIC INCOME PAYMENTS UNDER YOUR CONTRACT.


PURCHASES
--------------------------------------------------------------------------------

MINIMUM PURCHASE PAYMENTS
You may make purchase payments at any time prior to the Payout Start Date. All subsequent purchase payments under a Contract must be $1,000 or more ($50 for automatic payments). Additional payments may be limited in some states. Please consult with your Morgan Stanley Financial Advisor for details. The total amount of purchase payments we will accept for each Contract without our prior approval is $1,000,000. We reserve the right to accept lesser subsequent purchase payment amounts. We reserve the right to limit the availability of the investment alternatives for additional investments. We may apply certain limitations, restrictions, and/or underwriting standards as a condition of acceptance of purchase payments.

AUTOMATIC ADDITIONS PROGRAM
You may make subsequent purchase payments of $50 or more per month by automatically transferring money from your bank account. Please consult with your Morgan Stanley Financial Advisor for detailed information. The AUTOMATIC ADDITIONS PROGRAM is not available for making purchase payments into the Dollar Cost Averaging Fixed Account Option.

ALLOCATION OF PURCHASE PAYMENTS
At the time you apply for a Contract, you must decide how to allocate your purchase payment among the investment alternatives. The allocation you specify on your application will be effective immediately. All allocations must be in whole percents that total 100% or in whole dollars. You can change your allocations by calling us at 1-800-457-7617.

We will allocate your purchase payments to the investment alternatives according to your most recent instructions on file with us. Unless you notify us otherwise, we will allocate subsequent purchase payments according to the allocation for the previous purchase payment. We will effect any change in allocation instructions at the time we receive written notice of the change in good order.

We will credit subsequent purchase payments to the Contract at the close of the business day on which we receive the purchase payment at our home office.

We use the term "business day" to refer to each day Monday through Friday that the New York Stock Exchange is open for business. We also refer to these days as "Valuation Dates." Our business day closes when the New York Stock Exchange closes for regular trading, usually 4:00 p.m. Eastern Time (3:00 p.m. Central
Time). If we receive your purchase payment after 3:00 p.m. Central Time on any Valuation Date, we will credit your purchase payment using the Accumulation Unit Values computed on the next Valuation Date.

There may be circumstances where the New York Stock Exchange is open, however, due to inclement weather, natural disaster or other circumstances beyond our control, our offices may be closed or our business processing capabilities may be restricted. Under those circumstances, your Contract Value may fluctuate based on changes in the Accumulation Unit Values, but you may not be able to transfer Contract Value, or make a purchase or redemption request.

With respect to any purchase payment that is pending investment in our Variable Account, we may hold the amount temporarily in a suspense account and may earn interest on amounts held in that suspense account. You will not be credited with any interest on amounts held in that suspense account.

TRIAL EXAMINATION PERIOD
You may cancel your Contract by providing us with written notice within the Trial Examination Period, which is the 20 day period after you receive the Contract, or such longer period that your state may require. If you exercise this "RIGHT TO CANCEL," the Contract terminates and we will pay you the full amount of your purchase payments allocated to the Fixed Account. We also will return your purchase payments allocated to the Variable Account adjusted, to the extent federal or state law permits, to reflect investment gain or loss, including the deduction of mortality and expense risk charges and administrative expense charges, that occurred from the date of allocation through the date of cancellation. If your Contract is qualified under Code
Section 408(b), we will refund the greater of any purchase payments or the Contract Value.

We reserve the right to allocate your purchase payments to the Morgan Stanley VIS Money Market - Class Y Sub-Account during the Trial Examination Period.

                               19     PROSPECTUS

For Contracts purchased in California by persons age 60 and older, you may elect to defer until the end of the Trial Examination Period allocation of your purchase payment to the Variable Sub-Accounts. Unless you instruct otherwise, upon making this election, your purchase payment will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. On the next Valuation Date, 40 days after the Issue Date, your Contract Value will then be reallocated in accordance with your most recent investment allocation instructions.

State laws vary and may require a different period, other variations or adjustments. Please refer to your Contract for state specific information.

CONTRACT VALUE
--------------------------------------------------------------------------------

On the Issue Date, the Contract Value is equal to your initial purchase payment.

Thereafter, your Contract Value at any time during the Accumulation Phase is equal to the sum of the value of your Accumulation Units in the Variable Sub-Accounts you have selected, plus your value in the Fixed Account Option(s) offered by your Contract.

ACCUMULATION UNITS
To determine the number of Accumulation Units of each Variable Sub-Account to allocate to your Contract, we divide (i) the amount of the purchase payment or transfer you have allocated to a Variable Sub-Account by (ii) the Accumulation Unit Value of that Variable Sub-Account next computed after we receive your payment or transfer. For example, if we receive a $10,000 purchase payment allocated to a Variable Sub-Account when the Accumulation Unit Value for the Sub-Account is $10, we would credit 1,000 Accumulation Units of that Variable Sub-Account to your Contract. Withdrawals and transfers from a Variable Sub-Account would, of course, reduce the number of Accumulation Units of that Sub-Account allocated to your Contract.

ACCUMULATION UNIT VALUE
As a general matter, the Accumulation Unit Value for each Variable Sub-Account for each Contract will rise or fall to reflect:

..   changes in the share price of the Portfolio in which the Variable
    Sub-Account invests, and

..   the deduction of amounts reflecting the mortality and expense risk charge, administrative expense charge, and any provision for taxes that have accrued since we last calculated the Accumulation Unit Value.

We determine any applicable withdrawal charges, Rider Fees (if applicable), transfer fees, and contract maintenance charges separately for each Contract. They do not affect the Accumulation Unit Value. Instead, we obtain payment of those charges and fees by redeeming Accumulation Units. For details on how we compute Accumulation Unit Values, please refer to the Statement of Additional Information.

We determine a separate Accumulation Unit Value for each Variable Sub-Account for each Contract on each Valuation Date. We also determine a separate set of Accumulation Unit Values that reflect the cost of each optional benefit, or available combination thereof, offered under the Contract.

YOU SHOULD REFER TO THE PROSPECTUSES FOR THE FUNDS FOR A DESCRIPTION OF HOW THE ASSETS OF EACH PORTFOLIO ARE VALUED, SINCE THAT DETERMINATION DIRECTLY BEARS ON THE ACCUMULATION UNIT VALUE OF THE CORRESPONDING VARIABLE SUB-ACCOUNT AND, THEREFORE, YOUR CONTRACT VALUE.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION
We offer the TrueReturn/SM/ Accumulation Benefit Option, which is available for an additional fee. The TrueReturn Option guarantees a minimum Contract Value on the "RIDER MATURITY DATE." The Rider Maturity Date is determined by the length of the Rider Period which you select. The Option provides no minimum Contract Value if the Option terminates before the Rider Maturity Date. See "Termination of the TrueReturn Option" below for details on termination.

The TrueReturn Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the TrueReturn Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the TrueReturn Option. Currently, you may have only one TrueReturn Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a TrueReturn Option, a Retirement Income Guarantee Option or a Withdrawal Benefit Option. The TrueReturn Option has no maximum issue age, however the Rider Maturity Date must occur before the latest Payout Start Date, which is the later of the Annuitant's 99th birthday or the 10th Contract Anniversary. Once added to your Contract, the TrueReturn Option may be cancelled at any time on or after the 5th Rider Anniversary by notifying us in writing in a form satisfactory to us.

The "RIDER ANNIVERSARY" is the anniversary of the Rider Date. We reserve the right to extend the date on which the TrueReturn Option may be cancelled to up to the 10th Rider Anniversary at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

                               20     PROSPECTUS

When you add the TrueReturn Option to your Contract, you must select a Rider Period and a Guarantee Option. The Rider Period and Guarantee Option you select determine the AB Factor, which is used to determine the Accumulation Benefit, described below. The "RIDER PERIOD" begins on the Rider Date and ends on the Rider Maturity Date. The "RIDER DATE" is the date the TrueReturn Option was made a part of your Contract. We currently offer Rider Periods ranging from 8 to 20 years depending on the Guarantee Option you select. You may select any Rider Period from among those we currently offer, provided the Rider Maturity Date occurs prior to the latest Payout Start Date. We reserve the right to offer additional Rider Periods in the future, and to discontinue offering any of the Rider Periods at any time. Each Model Portfolio Option available under a Guarantee Option has specific investment requirements that are described in the "Investment Requirements" section below and may depend upon the Rider Date of your TrueReturn Option. We reserve the right to offer additional Guarantee Options in the future, and to discontinue offering any of the Guarantee Options at any time. After the Rider Date, the Rider Period and Guarantee Option may not be changed.

The TrueReturn Option may not be available in all states. We may discontinue offering the TrueReturn Option at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

ACCUMULATION BENEFIT.

On the Rider Maturity Date, if the Accumulation Benefit is greater than the Contract Value, then the Contract Value will be increased to equal the Accumulation
Benefit. The excess amount of any such increase will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account. You may transfer the excess amount out of the Morgan Stanley VIS Money Market - Class Y Sub-Account and into another investment alternative at any time thereafter. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee. Prior to the Rider Maturity Date, the Accumulation Benefit will not be available as a Contract Value, Settlement Value, or Death Proceeds. Additionally, we will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date. After the Rider Maturity Date, the TrueReturn Option provides no additional benefit.

The "ACCUMULATION BENEFIT" is equal to the Benefit Base multiplied by the AB Factor. The "AB FACTOR" is determined by the Rider Period and Guarantee Option you selected as of the Rider Date. The following table shows the AB Factors available for the Rider Periods and Guarantee Options we currently offer.

                                  AB FACTORS
                       RIDER PERIOD    GUARANTEE GUARANTEE
                     (NUMBER OF YEARS) OPTION 1  OPTION 2
                     -------------------------------------
                            8            100.0%       NA
                     -------------------------------------
                            9            112.5%       NA
                     -------------------------------------
                            10           125.0%    100.0%
                     -------------------------------------
                            11           137.5%    110.0%
                     -------------------------------------
                            12           150.0%    120.0%
                     -------------------------------------
                            13           162.5%    130.0%
                     -------------------------------------
                            14           175.0%    140.0%
                     -------------------------------------
                            15           187.5%    150.0%
                     -------------------------------------
                            16           200.0%    160.0%
                     -------------------------------------
                            17           212.5%    170.0%
                     -------------------------------------
                            18           225.0%    180.0%
                     -------------------------------------
                            19           237.5%    190.0%
                     -------------------------------------
                            20           250.0%    200.0%
                     -------------------------------------

The following examples illustrate the Accumulation Benefit calculations under Guarantee Options 1 and 2 on the Rider Maturity Date. For the purpose of illustrating the Accumulation Benefit calculation, the examples assume the Benefit Base is the same on the Rider Date and the Rider Maturity Date.

Example 1: Guarantee Option 1

                 Guarantee Option:                        1
                 Rider Period:                           15
                 AB Factor:                            187.5%
                 Rider Date:                           1/2/04
                 Rider Maturity Date:                  1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

      On the Rider Maturity Date (1/2/19):
      Accumulation Benefit      =
                                 Benefit Base on Rider Maturity Date X AB
                                 Factor
                                =$50,000 X 187.5%
                                =$93,750

Example 2: Guarantee Option 2

                 Guarantee Option:                        2
                 Rider Period:                           15
                 AB Factor:                            150.0%
                 Rider Date:                           1/2/04
                 Rider Maturity Date:                  1/2/19
                 Benefit Base on Rider Date:           $50,000
                 Benefit Base on rider Maturity Date:  $50,000

           On the Rider Maturity Date (1/2/19):
           Accumulation Benefit      =
                                      Benefit Base on Rider Maturity
                                      Date X AB Factor
                                     =$50,000 X 150.0%
                                     =$75,000

                               21     PROSPECTUS

Guarantee Option 1 offers a higher AB Factor and more rider periods than Guarantee Option 2. Guarantee Option 1 and Guarantee Option 2 have different investment restrictions. See "Investment Requirements" below for more information.

BENEFIT BASE.

The Benefit Base is used solely for purposes of determining the Rider Fee and the Accumulation Benefit. The Benefit Base is not available as a Contract Value, Settlement Value, or Death Proceeds. On the Rider Date, the "Benefit Base" is equal to the Contract Value. After the Rider Date, the Benefit Base will be recalculated for purchase payments and withdrawals as follows:

..   The Benefit Base will be increased by purchase payments made prior to or on the first Contract Anniversary following the Rider Date. Subject to the terms and conditions of your Contract, you may add purchase payments after this date, but they will not be included in the calculation of the Benefit Base. THEREFORE, IF YOU PLAN TO MAKE PURCHASE PAYMENTS AFTER THE FIRST CONTRACT ANNIVERSARY FOLLOWING THE RIDER DATE, YOU SHOULD CONSIDER
    CAREFULLY WHETHER THIS OPTION IS APPROPRIATE FOR YOUR NEEDS.

..   The Benefit Base will be decreased by a Withdrawal Adjustment for each withdrawal you make. The Withdrawal Adjustment is equal to (a) divided by
    (b), with the result multiplied by (c), where:

   (a) = the withdrawal amount;

   (b) = the Contract Value immediately prior to the withdrawal; and

   (c) = the Benefit Base immediately prior to the withdrawal.

Withdrawals taken prior to annuitization (referred to in this prospectus as the Payout Phase) are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. A withdrawal charge also may apply. See Appendix G for numerical examples that illustrate how the Withdrawal Adjustment is applied.

The Benefit Base will never be less than zero.

INVESTMENT REQUIREMENTS.

If you add the TrueReturn Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest during the Rider Period. The specific requirements will depend on the model portfolio option ("Model Portfolio Option") you have selected and the effective date of your TrueReturn Option. These requirements are described below in more detail. These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable to a Guarantee Option or a Model Portfolio Option available under a Guarantee Option at any time in our sole discretion. Any changes we make will not apply to a TrueReturn Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. Any changes we make will apply to a new TrueReturn Option elected subsequent to the change pursuant to the Rider Trade-In Option.

When you add the TrueReturn Option to your Contract, you must allocate your entire Contract Value as follows:

(1)to a Model Portfolio Option available with the Guarantee Option you selected, as defined below; or

(2)to the DCA Fixed Account Option and then transfer all purchase payments and interest according to a Model Portfolio Option available with the Guarantee Option you selected; or

(3)to a combination of (1) and (2) above.

For (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options in which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other Model Portfolio Options available with your Guarantee Option. We currently offer several Model Portfolio Options with each of the available Guarantee Options. The Model Portfolio Options that are available under Guarantee Options may differ depending upon the effective date of your TrueReturn Option. Please refer to the Model Portfolio Option 1, Model Portfolio Option 2 and TrueBalance/SM/ Model Portfolio Options sections below for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract

                               22     PROSPECTUS
change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use with each Guarantee Option under the TrueReturn Option:

                 GUARANTEE OPTION 1        GUARANTEE OPTION 2
              ---------------------------------------------------
              *Model Portfolio Option 1 *Model Portfolio Option 2
              *TrueBalance              *TrueBalance
               Conservative Model        Conservative Model
               Portfolio Option          Portfolio Option
              *TrueBalance Moderately   *TrueBalance Moderately
               Conservative Model        Conservative Model
               Portfolio Option          Portfolio Option
                                        *TrueBalance Moderate
                                         Model Portfolio Option
                                        *TrueBalance Moderately
                                         Aggressive Model
                                         Portfolio Option
                                        *TrueBalance Aggressive
                                         Model Portfolio Option
              ---------------------------------------------------

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the MVA Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the MVA Fixed Account Option to the Variable Sub-Accounts prior to adding the TrueReturn Option to your Contract. Transfers from the MVA Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocations for the Model Portfolio Option you selected.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all Variable Sub-Accounts, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1 under Guarantee Option 1, you must allocate a certain percentage of your Contract Value into each of three asset categories. Please note that certain investment alternatives are not available under Model Portfolio Option 1. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Effective October 1, 2004, certain Variable Sub-Accounts under Model Portfolio 1 were reclassified into different asset categories. These changes apply to TrueReturn Options effective prior to and on or after October 1, 2004.

The following table describes the percentage allocation requirements for Model Portfolio Option 1 and Variable Sub-Accounts available under each category (1,3,4,5):

                           MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
                                20% Category A
                                50% Category B
                                30% Category C
                                 0% Category D
--------------------------------------------------------------------------------
CATEGORY A
Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
Invesco V. I. High Yield Securities - Series II Sub-Account/(1)/
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(4)/
Fidelity VIP High Income - Service Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/
PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)(2)/
UIF U.S. Real Estate, Class II Sub-Account/(2)/
--------------------------------------------------------------------------------
CATEGORY C
Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account (formerly, Morgan Stanley VIS Capital Opportunities - Class Y Sub-Account)
Invesco V. I. Dividend Growth - Series II Sub-Account
Invesco Van Kampen V. I. Global Value Equity - Series II Sub-Account/(6)/ Invesco Van Kampen V. I. Equity and Income - Series II Sub-Account/(1)(6)/ Morgan Stanley VIS Strategist - Class Y Sub-Account
Invesco V. I. S&P 500 Index - Series II Sub-Account
Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/ AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account
Invesco V.I. Basic Value - Series II Sub-Account/(1)/
Invesco V.I. Core Equity - Series II Sub-Account/(5)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account

                               23     PROSPECTUS

Fidelity VIP Growth & Income - Service Class 2 Sub-Account

Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
TVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(4)/
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account/(3)/
Putnam VT George Putnam Balanced Fund - Class IB Sub - Account (formerly,
Putnam VT The George Putnam of Boston Fund - Class IB Sub - Account)
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Equity, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Value - Series II Sub-Account
Invesco Van Kampen V.I. International Growth Equity - Series II Sub-Account Invesco Van Kampen V..I. Capital Growth - Series II Sub-Account
Invesco Van Kampen V.I. Comstock - Series II Sub-Account
Invesco Van Kampen V.I. Growth and Income - Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY D (VARIABLE SUB-ACCOUNTS NOT AVAILABLE UNDER MODEL PORTFOLIO OPTION 1) Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(4)/
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/
UIF Growth, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Growth - Series II Sub-Account
--------------------------------------------------------------------------------

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION
1. WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth -
   Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield Securities - Series II Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Invesco Van Kampen V.I Equity and Income - Series II Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the Van Kampen UIF Emerging Markets Debt, Class II Sub-Account.*

  Effective November 19, 2010, the Invesco V. I. Capital Appreciation - Series II Sub-Account is closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

4)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

6)Subject to shareholder approval, it is anticipated that on or about May 1, 2011, the portfolios listed below will have reorganized and acquired by merger the indicated Acquired Portfolios which were formerly available to Contract Owners:

 ACQUIRING PORTFOLIO                    ACQUIRED PORTFOLIO
 -----------------------------------------------------------------------------
 Invesco Van Kampen V.I. Equity and     Invesco V.I. Income Builder - Series
 Income - Series II                     II
 Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Dividend Growth -
 Equity - Series II                     Series II
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

MODEL PORTFOLIO OPTION 2

The investment requirements under Model Portfolio Option 2 depend on the Rider Date of your TrueReturn Option.

Model Portfolio Option 2 (Rider Date prior to October 1, 2004)

If your TrueReturn Option Rider Date is prior to October 1, 2004 and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. You may choose the Variable Sub-Accounts in which you want to invest, provided you maintain the percentage allocation

                               24     PROSPECTUS
requirements for each category. You may also make transfers among the Variable Sub-Accounts within each category at any time, provided you maintain the percentage allocation requirements for each category. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table describes the percentage allocation requirements for Model Portfolio Option 2 (Rider Date prior to October 1, 2004) and the Variable Sub-Accounts available under each category (1, 3, 4, 5):

        MODEL PORTFOLIO OPTION 2 (RIDER DATE PRIOR TO OCTOBER 1, 2004)
--------------------------------------------------------------------------------
                                10% Category A
                                20% Category B
                                50% Category C
                                20% Category D
--------------------------------------------------------------------------------
CATEGORY A
Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
--------------------------------------------------------------------------------
CATEGORY B
Invesco V. I. High Yield - Series II Sub-Account/(1)/
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(4)/
Fidelity VIP High Income - Service Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/
PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
UIF U.S. Real Estate, Class II Sub-Account/(2)/
UIF Emerging Markets Debt, Class II Sub-Account/(1)(2)/
--------------------------------------------------------------------------------
CATEGORY C
Morgan Stanley VIS Multi-Cap Growth - Class Y Sub-Account (formerly, Morgan Stanley VIS Capital Opportunities - Class Y Sub-Account)
Invesco V. I. Dividend Growth - Series II Sub-Account
Invesco Van Kampen V. I. Equity and Income - Series II Sub-Account/(1)/
Invesco V.I. S&P 500 Index - Series II Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/
Invesco V.I. Basic Value - Series II Sub-Account/(1)/
Invesco V.I. Core Equity - Series II Sub-Account/(5)/
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(4)/
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account (formerly, Putnam VT The George Putnam of Boston Fund - Class IB Sub-Account)
Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account
Invesco Van Kampen V.I. Mid Cap Value, Series II Sub-Account
Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. Comstock, Series II Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
--------------------------------------------------------------------------------
CATEGORY D
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(4)/
Invesco Van Kampen V.I. Global Value Equity - Series II Sub-Account
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account/(3)/
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Equity, Class II Sub-Account/(2)/
UIF Growth, Class II Sub-Account/(2)/
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Capital Growth, Series II Sub-Account
Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account
--------------------------------------------------------------------------------

EACH CALENDAR QUARTER, WE WILL USE THE AUTOMATIC PORTFOLIO REBALANCING PROGRAM TO AUTOMATICALLY REBALANCE YOUR CONTRACT VALUE IN EACH VARIABLE SUB-ACCOUNT AND RETURN IT TO THE PERCENTAGE ALLOCATION REQUIREMENTS FOR MODEL PORTFOLIO OPTION 2 (RIDER DATE OCTOBER 1, 2004). WE WILL USE THE PERCENTAGE ALLOCATIONS AS OF YOUR MOST RECENT INSTRUCTIONS.

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income
  - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

  Effective November 19, 2010, the Invesco V. I. Capital Appreciation - Series II Sub-Account is closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

4)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

                               25     PROSPECTUS

5)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

Model Portfolio Option 2 (Rider Date on or after October 1, 2004)

If your TrueReturn Option Rider Date is on or after October 1, 2004, and you choose Model Portfolio Option 2 or transfer your entire Contract Value into Model Portfolio Option 2, you may allocate your Contract Value among any of a selected group of available Variable Sub-Accounts listed below. However, you may not allocate your Contract Value among any of the excluded Variable Sub-Accounts listed below. You may choose to invest in or transfer among any of the available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The following table lists the available and excluded Variable Sub-Accounts under Model Portfolio Option 2 (Rider Date on or after October 1, 2004)(1, 3, 4, 5):

                           MODEL PORTFOLIO OPTION 2

                   (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
--------------------------------------------------------------------------------
                                   AVAILABLE
--------------------------------------------------------------------------------
Morgan Stanley VIS Multi Cap Growth - Class Y Sub-Account (formerly, Morgan Stanley VIS Capital Opportunities - Class Y Sub-Account)
Invesco V. I. Dividend Growth - Series II Sub-Account
Invesco Van Kampen V. I. Global Value Equity - Series II Sub-Account
Invesco V. I. High Yield - Series II Sub-Account/(1)/
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(1)/
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(4)/
Morgan Stanley VIS Money Market - Class Y Sub-Account
Invesco V.I. S&P 500 Index - Series II Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/
Invesco V.I. Basic Value - Series II Sub-Account/(1)/
Invesco V.I. Core Equity - Series II Sub-Account/(5)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP High Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(4)/
--------------------------------------------------------------------------------
       MODEL PORTFOLIO OPTION 2 (RIDER DATE ON OR AFTER OCTOBER 1, 2004)
--------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account (formerly, Putnam VT The George Putnam Fund of Boston - Class IB Sub-Account)
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)(2)/
UIF Emerging Markets Equity, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
UIF U.S. Mid Cap Value, Class II Sub-Account/(2)/
UIF U.S. Real Estate, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. Capital Growth, Series II Sub-Account
Invesco Van Kampen V.I. Comstock, Series II Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
--------------------------------------------------------------------------------
                                   EXCLUDED
--------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(4)/
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/
UIF Growth, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V.I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income
  - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

  Effective November 19, 2010, the Invesco V. I. Capital Appreciation - Series II Sub-Account is closed to all Contract Owners except those Contract Owners who have contract value

                               26     PROSPECTUS
  invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with this TrueReturn Option.*

4)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added the TrueReturn Option to your Contract.

PLEASE NOTE ONLY CERTAIN TRUEBALANCE MODEL PORTFOLIO OPTIONS ARE AVAILABLE WITH YOUR TRUERETURN OPTION AS SUMMARIZED IN THE TABLE UNDER INVESTMENT REQUIREMENTS ABOVE.

CANCELLATION OF THE TRUERETURN OPTION.

You may not cancel the TrueReturn Option or make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option and/or Model Portfolio Option prior to the 5th Rider Anniversary. Failure to comply with the investment requirements for any reason may result in the cancellation of the TrueReturn Option. On or after the 5th Rider Anniversary, we will cancel the TrueReturn Option if you make transfers, changes to your investment allocations, or changes to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment requirements applicable to your Guarantee Option and/or Model Portfolio Option. We will not cancel the TrueReturn Option or make any changes to your investment allocations or to the Automatic Portfolio Rebalancing Program that are inconsistent with the investment restrictions applicable to your Guarantee Option until we receive notice from you that you wish to cancel the TrueReturn Option. No Accumulation Benefit will be paid if you cancel the Option prior to the Rider Maturity Date.

DEATH OF OWNER OR ANNUITANT.

If the Contract Owner or Annuitant dies before the Rider Maturity Date and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provision of your Contract, as described on page 73 of this prospectus, then the TrueReturn Option will continue, unless the new Contract Owner elects to cancel this Option. If the TrueReturn Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the TrueReturn Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

RIDER TRADE-IN OPTION.

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your TrueReturn Option and immediately add a new TrueReturn Option ("NEW OPTION"), provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. We reserve the right to extend the date at which time

                               27     PROSPECTUS
  the trade-in may occur to up to the 10th anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The New Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New Option must be a TrueReturn Option that we make available for use with the Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New Option must be met as of the date the New Option is made a part of your Contract.

For example, if you trade-in your TrueReturn Option:

..   the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in;

..   the Benefit Base for the New Option will be based on the Contract Value as of the new Rider Date;

..   the AB Factor will be determined by the Rider Periods and Guarantee Options available with the New Option;

..   the Model Portfolio Options will be determined by the Model Portfolio
    Options offered with the Guarantee Options available with the New Option;

..   any waiting period for canceling the New Option will start again on the new
    Rider Date;

..   any waiting period for exercising the Rider Trade-In Option will start again on the new Rider Date; and

..   the terms and conditions of the Rider Trade-In Option will be according to the requirements of the New Option.

We are also making the SureIncome Plus or SureIncome For Life Withdrawal Benefit Options available at the time of your first utilization of this TrueReturn Rider Trade-In Option. We may discontinue offering these Withdrawal Benefit Options under the Rider Trade-In Option with respect to new TrueReturn Options added in the future at anytime at our discretion. If we do so, TrueReturn Options issued prior to this time will continue to have a Withdrawal Benefit Option available at the time of the first utilization of this TrueReturn Rider Trade-In Option. You may cancel your TrueReturn Option and immediately add a new SureIncome Plus Option or a new SureIncome For Life Option, provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th Rider Anniversary and prior to the Rider Maturity Date. At our discretion, we reserve the right to extend the date at which time the trade-in may occur up to the 10th anniversary of the Rider Date at any time. Any change we make will not apply to a TrueReturn Option that was added to your Contract prior to the implementation date of the change.

..   The new Withdrawal Benefit Option will be made a part of your Contract on the date the existing TrueReturn Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The new Withdrawal Benefit Option must be a Withdrawal Benefit Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the new Withdrawal
    Benefit Option must be met as of the date the new Withdrawal Benefit Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option by utilizing the Rider Trade-In Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age 85. For other Withdrawal Benefit Options that may be selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

You should consult with your Morgan Stanley Financial Advisor before trading in your TrueReturn Option.

TERMINATION OF THE TRUERETURN OPTION.

The TrueReturn Option will terminate on the earliest of the following to occur:

..   on the Rider Maturity Date;

..   on the Payout Start Date;

..   on the date your Contract is terminated;

..   on the date the Option is cancelled;

..   on the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   on the date the Option is replaced with a New Option under the Rider
    Trade-In Option.

We will not pay an Accumulation Benefit if the TrueReturn Option is terminated for any reason prior to the Rider Maturity Date.

WITHDRAWAL BENEFIT OPTIONS
"WITHDRAWAL BENEFIT OPTIONS" is used to refer collectively to the SureIncome Withdrawal Benefit Option, the SureIncome Plus Withdrawal Benefit Option, and the SureIncome For Life Withdrawal Benefit Option. "Withdrawal Benefit Option" is used to refer to any one of the Withdrawal Benefit Options.

SUREINCOME WITHDRAWAL BENEFIT OPTION
Effective May 1, 2006, we ceased offering the SUREINCOME WITHDRAWAL BENEFIT OPTION ("SUREINCOME OPTION"), except in a limited number of states where we intend to discontinue offering the Option as soon as possible. In the states where we continue to offer the SureIncome Option, it is available for an additional fee.

                               28     PROSPECTUS

The SureIncome Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals that total an amount equal to your purchase payments (subject to certain restrictions). Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (terms defined below).

The SureIncome Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE".

For purposes of the SureIncome Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

In those states where currently offered, the SureIncome Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Option. Currently, you may have only one Withdrawal Benefit Option (SureIncome, SureIncome Plus or SureIncome For Life) in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Option is only available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state). The SureIncome Option is not available to be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Option may be cancelled at any time on or after the 5th calendar year anniversary of the Rider Date by notifying us in writing in a form satisfactory to us.

In those states where the SureIncome Option is currently available, we may discontinue offering, at any time without prior notice, the Option to new Contract Owners and to existing Contract Owners who did not elect the SureIncome Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Option, it cannot be changed after the Rider Date unless that SureIncome Option is terminated.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option (see "Rider Trade-In Option" below for more information), if applicable.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

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

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

..   The Benefit Payment immediately prior to the withdrawal; or

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Option are calculated, see Appendix H.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under this Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value and the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase subject to the following:

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends.

No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase can be made after the Withdrawal Benefit Payout Start Date.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout

                               30     PROSPECTUS

Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code
Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

CANCELLATION OF THE SUREINCOME OPTION

You may not cancel the SureIncome Option prior to the 5th calendar year anniversary of the Rider Date. On or after the 5th calendar year anniversary of the Rider Date you may cancel the rider by notifying us in writing in a form satisfactory to us. We reserve the right to extend the date at which time the cancellation may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any such change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

RIDER TRADE-IN OPTION

We offer a "RIDER TRADE-IN OPTION" that allows you to cancel your SureIncome Option and immediately add a new Withdrawal Benefit Option ("New SureIncome Option"). In most states, we currently offer the SureIncome Plus Withdrawal Benefit Option as the New SureIncome Option under the Rider Trade-In Option. We may also offer other Options ("New Options") under the Rider Trade-In Option. However, you may only select one Option under this Rider Trade-In Option at the time you cancel your SureIncome Option. Currently, we are also making the TrueReturn Accumulation Benefit Option available at the time of your first utilization of this Rider Trade-In Option so that you have the ability to switch from the SureIncome Option to the TrueReturn Accumulation Benefit Option. We may discontinue offering the TrueReturn Option under the Rider Trade-In Option for New SureIncome Options added in the future at anytime at our discretion. If we do so, SureIncome Options issued prior to this time will continue to have a TrueReturn Option available at the time of the first utilization of this SureIncome Rider Trade-In Option.

This Rider Trade-in Option is available provided all of the following conditions are met:

..   The trade-in must occur on or after the 5th calendar year anniversary of the Rider Date. We reserve the right to extend the date at which time the trade-in may occur to up to the 10th calendar year anniversary of the Rider Date at any time in our sole discretion. Any change we make will not apply to a SureIncome Option that was added to your Contract prior to the implementation date of the change.

..   The New SureIncome Option or any New Option will be made a part of your
    Contract on the date the existing Option is cancelled, provided it is cancelled for reasons other than the termination of your Contract.

..   The New SureIncome Option or any New Option must be an Option that we make available for use with this Rider Trade-In Option.

..   The issue requirements and terms and conditions of the New SureIncome
    Option or the New Option must be met as of the date any such Option is made a part of your Contract. Currently, if you select the SureIncome Plus Withdrawal Benefit Option utilizing the Rider Trade-in Option, the maximum age of any Contract Owner or Annuitant on the Rider Application Date is age
    85. For a New SureIncome Option or New Option that may be offered and selected in the future utilizing the Rider Trade-In Option, issue age requirements may differ.

If the New Option is a New SureIncome Option, it must provide that the new Benefit Payment be greater than or equal to your current Benefit Payment as of the date the Rider Trade-In Option is exercised, if applicable.

You should consult with your Morgan Stanley Financial Advisor before trading in your SureIncome Option.

DEATH OF OWNER OR ANNUITANT

If the Owner or Annuitant dies and the Contract is continued under Option D of the Death of Owner or

                               31     PROSPECTUS

Death of Annuitant provisions of your Contract, then the SureIncome Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Option will continue unless the new Owner elects to cancel the SureIncome Option. If the SureIncome Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Option below. If the Contract is not continued, then the SureIncome Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

TERMINATION OF THE SUREINCOME OPTION

The SureIncome Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Option is cancelled;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Option is replaced with a New Option under the
    Rider Trade-In Option.

SUREINCOME PLUS WITHDRAWAL BENEFIT OPTION
We offer the SureIncome Plus Withdrawal Benefit Option ("SureIncome Plus Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome Plus Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, that total an amount equal to your purchase payments, subject to certain restrictions. Therefore, regardless of the subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until your Benefit Base is exhausted (see defined terms below). The SureIncome Plus Option also provides an additional death benefit option.

The SureIncome Plus Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" until the "BENEFIT BASE" (defined below) is reduced to zero. If the Contract Value is reduced to zero and the Benefit Base is still greater than zero, we will distribute an amount equal to the Benefit Base to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE". Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome Plus Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This death benefit option is described below under "DEATH OF OWNER OR ANNUITANT" and in the Death Benefits section starting on page 69.

For purposes of the SureIncome Plus Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome Plus Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome Plus Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome Plus Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome Plus Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome Plus Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome Plus Option is available if the oldest Contract Owner and oldest Annuitant are age 80 or younger on the effective date of the Rider (the "Rider Application Date"), (the maximum age may depend on your state), up to age 85 or younger if selected by utilizing the Rider Trade-in Option. (See Rider Trade-In Option, above, under TrueReturn Accumulation Benefit Option and SureIncome Withdrawal Benefit Option.) The SureIncome Plus Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome Plus Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome Plus Option may not be cancelled at any time.

We may discontinue offering the SureIncome Plus Option at any time to new Contract Owners and to

                               32     PROSPECTUS
existing Contract Owners who did not elect the SureIncome Plus Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. We currently offer a Withdrawal Benefit Factor equal to 8%. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome Plus Options and/or to eliminate the current Withdrawal Benefit Factor. Once a Withdrawal Benefit Factor has been established for a SureIncome Plus Option, it cannot be changed after the Rider Date.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any purchase payments or withdrawals made on a Contract Anniversary would be applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

During each Benefit Year the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor (currently 8% for new SureIncome Plus Options) and reduced by the amount of each withdrawal. The Benefit Payment Remaining will never be less than zero.

On the Rider Date, the Benefit Payment is equal to the greater of:

..   The Contract Value multiplied by the Withdrawal Benefit Factor (currently
    8% for new SureIncome Plus Options); or

..   The value of the Benefit Payment of the previous Withdrawal Benefit Option
    (attached to your Contract) which is being terminated under a rider trade-in option, if applicable. See RIDER TRADE-IN OPTION, above, under SUREINCOME WITHDRAWAL BENEFIT OPTION for more information.

After the Rider Date, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor and affected by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

..   The Benefit Payment immediately prior to the withdrawal; or

..   The Contract Value immediately prior to withdrawal less the amount of the withdrawal, multiplied by the Withdrawal Benefit Factor.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals, and expenses multiplied by the Withdrawal Benefit Factor.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome Plus Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider

                               33     PROSPECTUS

Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

..   The Contract Value immediately prior to the withdrawal less the amount of the withdrawal; or

..   The Benefit Base immediately prior to the withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

The Benefit Base may also be reduced in other situations as detailed in the "Contract Owner and Assignment of Payments or Interest" section below.

IF THE BENEFIT BASE IS REDUCED TO ZERO, THIS SUREINCOME PLUS OPTION WILL TERMINATE.

For numerical examples that illustrate how the values defined under the SureIncome Plus Option are calculated, see Appendix I.

CONTRACT OWNER AND ASSIGNMENT OF PAYMENTS OR INTEREST

If you change the Contract Owner or assign any payments or interest under the Contract, as allowed, to any living or non-living person other than your spouse on or after the first calendar year anniversary of the Rider Date, the Benefit Base will be recalculated to be the lesser of the Contract Value or the Benefit Base at the time of assignment.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Base is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome Plus Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the commencement of the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e., if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made over a period certain such that total payments made will equal the Benefit Base on the Payout Start Date; therefore, the final payment may be less than each of the previous payments. If your Contract is subject to Internal Revenue Code
Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome Plus Option may be larger so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code
Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow

                               34     PROSPECTUS
more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome Plus Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the Owner or the Annuitant dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome Plus Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated. If the Contract is not continued under Option D above, then the SureIncome Plus Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

If the Contract death settlement options are governed by an Endorsement and such Endorsement allows for the continuation of the Contract upon the death of the Owner or Annuitant by the spouse, the SureIncome Plus Option will continue unless the new Owner elects to cancel the SureIncome Plus Option. If the SureIncome Plus Option is continued, it will remain in effect until terminated pursuant to Termination of the SureIncome Plus Option below. If the Contract is not continued, then the SureIncome Plus Option will terminate on the date we received a complete request for settlement of the Death Proceeds.

The SureIncome Plus Option also makes available the SureIncome ROP Death Benefit. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome Plus Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome Plus Option is calculated, see Appendix I.

Refer to the Death Benefits section page 69 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME PLUS OPTION

The SureIncome Plus Option will terminate on the earliest of the following to occur:

..   The Benefit Base is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Plus Option is cancelled as detailed under Death of Owner or Annuitant above; or

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds.

SUREINCOME FOR LIFE WITHDRAWAL BENEFIT OPTION
We offer the SureIncome For Life Withdrawal Benefit Option ("SureIncome For Life Option"), except in a limited number of states where it is not currently available, for an additional fee. The SureIncome For Life Option provides a guaranteed withdrawal benefit that gives you the right to take limited partial withdrawals, which may increase during the first 10 years of the Option, as long as the SureIncome Covered Life is alive, subject to certain restrictions. Therefore, regardless of subsequent fluctuations in the value of your Contract Value, you are entitled to a Benefit Payment each Benefit Year until the death of the SureIncome Covered Life (as

                               35     PROSPECTUS
defined below), subject to certain restrictions. The SureIncome For Life Option also provides an additional death benefit option.

The SureIncome For Life Option guarantees an amount up to the "BENEFIT PAYMENT REMAINING" which will be available for withdrawal from the Contract each "BENEFIT YEAR" as long as the SureIncome Covered Life is alive, subject to certain restrictions. The "SUREINCOME COVERED LIFE" is the oldest Contract Owner, or the oldest Annuitant if the Contact Owner is a non-living entity, on the Rider Date. If the Contract Value is reduced to zero and the Benefit Payment is still greater than zero, we will distribute an amount equal to the Benefit Payment each year to the Contract Owner as described below under the "WITHDRAWAL BENEFIT PAYOUT PHASE" as long as the SureIncome Covered Life is alive. Prior to the commencement of the Withdrawal Benefit Payout Phase, the SureIncome For Life Option also provides an additional death benefit option, the SureIncome Return of Premium Death Benefit ("SUREINCOME ROP DEATH BENEFIT"). This Option is described below under "DEATH OF OWNER OR ANNUITANT" and in the DEATH BENEFITS section starting on page 69.

For purposes of the SureIncome For Life Option, "withdrawal" means the gross amount of a withdrawal before any applicable charges such as withdrawal charges, fees, taxes or adjustments including any applicable Market Value Adjustments and surrender charges. Under the SureIncome For Life Option, we do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value.

The "RIDER DATE" is the date the SureIncome For Life Option was made a part of your Contract. The initial Benefit Year is the period between the Rider Date and the first Contract Anniversary after the Rider Date. Each subsequent Benefit Year is identical to the Contract Year.

The SureIncome For Life Option is available at issue of the Contract, or may be added later, subject to availability and issue requirements. You may not add the SureIncome For Life Option to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the SureIncome For Life Option. Currently, you may have only one Withdrawal Benefit Option in effect on your Contract at one time. You may only have one of the following in effect on your Contract at the same time: a Withdrawal Benefit Option, a TrueReturn Option, or a Retirement Income Guarantee Option. The SureIncome For Life Option is only available if the oldest Contract Owner or the oldest Annuitant, if the Contract Owner is a non-living entity (i.e., the SureIncome Covered Life) is between the ages of 50 and 79, inclusive, on the effective date of the Rider (the "Rider Application Date"). (The maximum age may depend on your state.) The SureIncome For Life Option may not be added to a Contract categorized as a Tax Sheltered Annuity as defined under Internal Revenue Code Section 403(b) at this time. We reserve the right to make the SureIncome For Life Option available to such Contracts on a nondiscriminatory basis in the future at our discretion. Once added to your Contract, the SureIncome For Life Option may not be cancelled at any time.

We may discontinue offering the SureIncome For Life Option at any time to new Contract Owners and to existing Contract Owners who did not elect the SureIncome For Life Option prior to the date of discontinuance.

WITHDRAWAL BENEFIT FACTOR

The "WITHDRAWAL BENEFIT FACTOR" is used to determine the "BENEFIT PAYMENT" and Benefit Payment Remaining. Prior to the earlier of the date of the first withdrawal after the issuance of the SureIncome For Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor used in these determinations may change as shown below. Generally speaking, during this period the Withdrawal Benefit Factor will increase as the SureIncome Covered Life grows older. On the earlier of the date of the first withdrawal after the issuance of the SureIncome for Life Option or the date the Contract enters the Withdrawal Benefit Payout Phase, the Withdrawal Benefit Factor will be fixed at the then applicable rate, based on the then current attained age of the SureIncome Covered Life, and will be used in all subsequent determinations of Benefit Payments and Benefit Payments Remaining. AFTER THIS DATE THE WITHDRAWAL BENEFIT FACTOR WILL NOT CHANGE.

We currently offer the following Withdrawal Benefit Factors:

                   ATTAINED AGE OF
               SUREINCOME COVERED LIFE WITHDRAWAL BENEFIT FACTOR
               ----------------------- -------------------------
                       50 - 59                     4%
                       60 - 69                     5%
                      70     +                     6%

The Withdrawal Benefit Factors and age ranges applicable to your Contract are set on the Rider Date. They cannot be changed after the SureIncome For Life Option has been added to your Contract. We reserve the right to make other Withdrawal Benefit Factors available in the future for new SureIncome For Life Options, change the age ranges to which they apply, and/or to eliminate currently available Withdrawal Benefit Factors.

BENEFIT PAYMENT AND BENEFIT PAYMENT REMAINING

The Benefit Payment is the amount available at the beginning of each Benefit Year that you may withdraw during that Benefit Year. The Withdrawal Benefit Factor and the Benefit Base are used to determine your Benefit Payment. The Benefit Payment Remaining is the amount remaining after any previous withdrawals in a Benefit Year that you may withdraw without reducing

                               36     PROSPECTUS
your Benefit Base and your SureIncome ROP Death Benefit by more than the amount of the withdrawal and without reducing your Benefit Payment available in future Benefit Years. Please note that any premiums or withdrawals made on a Contract Anniversary are applied to the Benefit Year that just ended on that Contract Anniversary.

The Benefit Payment Remaining is equal to the Benefit Payment at the beginning of each Benefit Year.

On the Rider Date, the Benefit Payment is equal to the Contract Value multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life.

After the Rider Date, the Benefit Payment and Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life. On the date of the first withdrawal after the Rider Date the Benefit Payment and Benefit Payment Remaining will equal the Withdrawal Benefit Factor based on the current attained age of the SureIncome Covered Life multiplied by the Benefit Base immediately after application of any purchase payments, but prior to the withdrawal on that date. THE WITHDRAWAL BENEFIT FACTOR USED IN ALL FUTURE CALCULATIONS WILL NOT CHANGE.

After the first withdrawal, the Benefit Payment Remaining will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment Remaining is reduced by the amount of any withdrawal. The Benefit Payment Remaining will never be less than zero.

After the first withdrawal, the Benefit Payment will be increased by purchase payments multiplied by the Withdrawal Benefit Factor. The Benefit Payment is affected by withdrawals as follows:

..   If a withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment is unchanged.

..   If a withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Payment will be the lesser of:

   .   The Benefit Payment immediately prior to the withdrawal; or

   . The Benefit Base immediately after the withdrawal multiplied by the Withdrawal Benefit Factor.

IF THE BENEFIT PAYMENT IS REDUCED TO ZERO, THE SUREINCOME FOR LIFE OPTION WILL TERMINATE.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Payment may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Payment will be recalculated to the greater of:

..   The Benefit Payment following application of all purchase payments and withdrawals on that Contract Anniversary; or

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses, multiplied by the Withdrawal Benefit Factor currently applicable.

The Benefit Payment Remaining at the time of a withdrawal during a calendar year will be increased on a nondiscriminatory basis in order to satisfy IRS minimum distribution requirements on the Contract under which this Option has been elected. The Benefit Payment Remaining will be increased by the excess of the IRS minimum distribution required on the Contract as calculated at the end of the previous calendar year and the Benefit Payment at the end of the previous calendar year. For the purposes of this calculation, the Benefit Payment Remaining will not be increased if a Withdrawal Benefit Option was not attached to this Contract as of the end of the previous calendar year. Note that any systematic withdrawal programs designed to satisfy IRS minimum distribution requirements may need to be modified to ensure guarantees under this Option are not impacted by the withdrawals. This modification may result in uneven payment amounts throughout the year.

BENEFIT BASE

The Benefit Base is not available as a Contract Value or Settlement Value. The Benefit Base is used solely to help calculate the Rider Fee, the amount that may be withdrawn and payments that may be received under the SureIncome For Life Option. On the Rider Date, the Benefit Base is equal to the Contract Value. After the Rider Date, the Benefit Base will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the Benefit Base will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The Benefit Base immediately prior to withdrawal less the amount of the withdrawal (this value cannot be less than zero).

As used in the above calculation, Contract Value incorporates the impact of any purchase payments

                               37     PROSPECTUS
received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge that may be applicable.

On each of the ten Contract Anniversaries after the Rider Date, the amount of the Benefit Base may be increased based upon the maximum anniversary value of the Contract according to the following calculation. The Benefit Base will be recalculated to the greater of:

..   The Benefit Base following the application of all purchase payments and withdrawals on that Contract Anniversary; and

..   The Contract Value on that Contract Anniversary, following the application of all purchase payments, withdrawals and expenses.

For numerical examples that illustrate how the values defined under the SureIncome For Life Option are calculated, see Appendix J.

CONTRACT VALUE

If your Contract Value is reduced to zero due to fees or withdrawals and your Benefit Payment is still greater than zero, your Contract will immediately enter the Withdrawal Benefit Payout Phase. Under the SureIncome For Life Option, we currently do not treat a withdrawal that reduces the Contract Value to less than $1,000 as a withdrawal of the entire Contract Value. We reserve the right to change this at any time.

WITHDRAWAL BENEFIT PAYOUT PHASE

Under the Withdrawal Benefit Payout Phase, the Accumulation Phase of the Contract ends and the Contract enters the Payout Phase.

The "WITHDRAWAL BENEFIT PAYOUT START DATE" is the date the Withdrawal Benefit Payout Phase is entered and the Accumulation Phase of the Contract ends. No further withdrawals, purchase payments or any other actions associated with the Accumulation Phase of the Contract can be made after the Withdrawal Benefit Payout Start Date. Since the Accumulation Phase of the Contract ends at this point, the SureIncome ROP Death Benefit no longer applies.

Under the Withdrawal Benefit Payout Phase, the Payout Start Date is the first day of the next Benefit Year after the Withdrawal Benefit Payout Start Date. We reserve the right to allow other Payout Start Dates on a nondiscriminatory basis without prior notice.

During the Withdrawal Benefit Payout Phase, we will make scheduled fixed income payments to the Owner (or new Contract Owner) at the end of each month starting one month after the Payout Start Date. The amount of each payment will be equal to the Benefit Payment divided by 12, unless a payment frequency other than monthly is requested. The request must be in a form acceptable to us and processed by us before the first payment is made. (The amount of each payment will be adjusted accordingly; i.e. if the payment frequency requested is quarterly, the amount of each payment will be equal to the Benefit Payment divided by 4.) Payments will be made until the later of the death of the SureIncome Covered Life or over a period certain based on the total payments made equaling at least the Benefit Base on the Payout Start Date. If your Contract is subject to Internal Revenue Code Section 401(a)(9), the period certain cannot exceed that which is required by such section and the regulations promulgated thereunder. Therefore, the amount of each payment under the SureIncome For Life Option may be larger during the period certain so that the sum of the payments made over this period equals the Benefit Base on the Payout Start Date. Additionally, if your Contract is subject to Internal Revenue Code Section 401(a)(9), we will not permit a change in the payment frequency or level.

If your Contract is not subject to Internal Revenue Code Section 401(a)(9), we reserve the right to allow other payment frequencies or levels on a nondiscriminatory basis without prior notice. In no event will we allow more than one change in the payment frequency or level during a Contract Year.

If the Owner dies before all payments have been made, the remaining payments will continue to be made to the new Contract Owner as scheduled.

Once all scheduled payments have been paid, the Contract will terminate.

Generally, you may not make withdrawals, purchase payments or take any other actions associated with the Accumulation Phase after the commencement of the Withdrawal Benefit Payout Start Date.

INVESTMENT REQUIREMENTS

If you add a SureIncome For Life Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. These requirements are described in "INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)" below.

DEATH OF OWNER OR ANNUITANT

If the SureIncome Covered Life dies during the Accumulation Phase of the Contract, the SureIncome For Life Option will terminate on the date of the SureIncome Covered Life's death. If the Contract Owner or the Annuitant who is not the SureIncome Covered Life dies and the Contract is continued under Option D of the Death of Owner or Death of Annuitant provisions of your Contract, then the SureIncome For Life Option will continue unless the Contract Owner (or new Contract Owner) elects to cancel the SureIncome For Life Option. If the SureIncome For Life Option is

                               38     PROSPECTUS
continued, it will remain in effect until terminated. If the Contract is not continued under Option D, then the SureIncome For Life Option will terminate on the date we receive a Complete Request for Settlement of the Death Proceeds.

The SureIncome For Life Option also makes available the SureIncome ROP Death Benefit. The SureIncome ROP Death Benefit is only available upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable. On the Rider Date, the SureIncome ROP Death Benefit is equal to the Contract Value. After the Rider Date, the SureIncome ROP Death Benefit will be increased by purchase payments and decreased by withdrawals as follows:

..   If the withdrawal is less than or equal to the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death
    Benefit will be reduced by the amount of the withdrawal.

..   If the withdrawal is greater than the Benefit Payment Remaining in effect immediately prior to the withdrawal, the SureIncome ROP Death Benefit will be the lesser of:

   . The Contract Value immediately prior to withdrawal less the amount of the withdrawal; or

   . The SureIncome ROP Death Benefit immediately prior to withdrawal less the amount of the withdrawal.

As used in the above calculation, Contract Value incorporates the impact of any purchase payments received on the date of this withdrawal, but before the application of any SureIncome For Life Withdrawal Benefit Option Fee, Spousal Protection Benefit Option Fee, Spousal Protection Benefit Option for Custodial Individual Retirement Accounts Fee or Contract Maintenance Charge applicable.

For numerical examples that illustrate how the SureIncome ROP Death Benefit under the SureIncome For Life Option is calculated, see Appendix J.

Refer to the DEATH BENEFITS section page 69 for more details on the SureIncome ROP Death Benefit.

TERMINATION OF THE SUREINCOME FOR LIFE OPTION

The SureIncome For Life Option will terminate on the earliest of the following to occur:

..   The Benefit Payment is reduced to zero;

..   On the Payout Start Date (except if the Contract enters the Withdrawal
    Benefit Payout Phase as defined under the Withdrawal Benefit Payout Phase section);

..   On the date the Contract is terminated;

..   On the date the SureIncome Covered Life is removed from the Contract for any reason, and is no longer a Contract Owner or Annuitant under the Contract (if the Covered Life continues as only the Beneficiary, the Option will terminate);

..   On the date the SureIncome For Life Option is cancelled as detailed under
    Death of Owner or Annuitant section above;

..   On the date we receive a Complete Request for Settlement of the Death
    Proceeds; or

..   On the date the SureIncome Covered Life dies if the SureIncome Covered Life dies prior to the Payout Start Date.

INVESTMENT REQUIREMENTS (APPLICABLE TO ALL WITHDRAWAL BENEFIT OPTIONS)
If you add a Withdrawal Benefit Option to your Contract, you must adhere to certain requirements related to the investment alternatives in which you may invest. The specific requirements are described below in more detail and will depend on your current Model Portfolio Option and your Withdrawal Benefit Factor(s). These requirements may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts or on certain Fixed Account Options, exclusion of certain Variable Sub-Accounts or of certain Fixed Account Options, required minimum allocations to certain Variable Sub-Accounts, and restrictions on transfers to or from certain investment alternatives. We may also require that you use the Automatic Portfolio Rebalancing Program. We may change the specific requirements that are applicable at any time in our sole discretion. Any changes we make will not apply to a Withdrawal Benefit Option that was made a part of your Contract prior to the implementation date of the change, except for changes made due to a change in investment alternatives available under the Contract. This restriction does not apply to a New SureIncome Option or to a New Option elected pursuant to the Rider Trade-In Option. We reserve the right to have requirements unique to specific Withdrawal Benefit Factors if we make other Withdrawal Benefit Factors available in the future including specific model portfolio options ("Model Portfolio Options") as described below available only to certain Withdrawal Benefit Factors.
When you add a Withdrawal Benefit Option to your Contract, you must allocate your entire Contract Value as follows:

(1)to a MODEL PORTFOLIO OPTION available as described below;

(2)to the DCA Fixed Account Option and then transfer all purchase payments and interest to an available Model Portfolio Option; or

(3)to a combination of (1) and (2) above.

With respect to (2) and (3) above, the requirements for the DCA Fixed Account Option must be met. See the

                               39     PROSPECTUS

"Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information.

On the Rider Date, you must select only one of the Model Portfolio Options to which to allocate your Contract Value. After the Rider Date, you may transfer your entire Contract Value to any of the other available Model Portfolio Options. We currently offer several Model Portfolio Options. The Model Portfolio Options that are available may differ depending upon the effective date of your Withdrawal Benefit Option and your Withdrawal Benefit Factor. Please refer to the Model Portfolio Option and TrueBalance/SM/ Model Portfolio Options sections of this prospectus for more details. We may add other Model Portfolio Options in the future. We also may remove Model Portfolio Options in the future anytime prior to the date you select such Model Portfolio Option. In addition, if the investment alternatives available under the Contract change, we may revise the Model Portfolio Options. The following table summarizes the Model Portfolio Options currently available for use:

                           *MODEL PORTFOLIO OPTION 1
--------------------------------------------------------------------------------
*TrueBalance Conservative Model Portfolio Option
*TrueBalance Moderately Conservative Model Portfolio Option
*TrueBalance Moderate Model Portfolio Option
*TrueBalance Moderately Aggressive Model Portfolio Option
*TrueBalance Aggressive Model Portfolio Option
--------------------------------------------------------------------------------

You may not allocate any of your Contract Value to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option. You must transfer any portion of your Contract Value that is allocated to the Standard Fixed Account Option or to the Market Value Adjusted Fixed Account Option to the Variable Sub-Accounts prior to adding a Withdrawal Benefit Option to your Contract. Transfers from the Market Value Adjusted Fixed Account Option may be subject to a Market Value Adjustment. You may allocate any portion of your purchase payments to the DCA Fixed Account Option on the Rider Date, provided the DCA Fixed Account Option is available with your Contract and in your state. See the "Dollar Cost Averaging Fixed Account Option" section of this prospectus for more information. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account, any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to your most recent percentage allocation selections for your Model Portfolio Option.

Any subsequent purchase payments made to your Contract will be allocated to the Variable Sub-Accounts according to your specific instructions or your allocation for the previous purchase payment (for Model Portfolio Option 1) or the percentage allocation for your current Model Portfolio Option (for TrueBalance Model Portfolio Options) unless you request that the purchase payment be allocated to the DCA Fixed Account Option. Purchase payments allocated to the DCA Fixed Account Option must be $100 or more. Any withdrawals you request will reduce your Contract Value invested in each of the investment alternatives on a pro rata basis in the proportion that your Contract Value in each bears to your total Contract Value in all investment alternatives, unless you request otherwise.

MODEL PORTFOLIO OPTION 1.

If you choose Model Portfolio Option 1 or transfer your entire Contract Value into Model Portfolio Option 1, we have divided the Variable Sub-Accounts into two separate categories: "Available," and "Excluded." Currently, you may allocate up to 100% of your Contract Value to the Available Variable Sub-Accounts in any manner you choose. You may not allocate ANY PORTION of your Contract Value to the Excluded Variable Sub-Accounts. You may make transfers among any of the Available Variable Sub-Accounts. However, each transfer you make will count against the 12 transfers you can make each Contract Year without paying a transfer fee.

Currently the Available Variable Sub-Accounts and the Excluded Variable Sub-Accounts are as follows (1, 3, 4, 5):

                                   Available
--------------------------------------------------------------------------------
Morgan Stanley Multi Cap Growth - Class Y Sub-Account (formerly, Morgan Stanley VIS Capital Opportunities - Class Y Sub-Account)
Invesco V. I. Dividend Growth - Series II Sub-Account
Invesco Van Kampen V.I. Global Value Equity - Series II Sub-Account/(6)/
Invesco V. I. High Yield - Series II Sub-Account//(1)/
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(1)(6)/
Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(4)/
Morgan Stanley VIS Money Market - Class Y Sub-Account
Invesco V.I. S&P 500 Index - Series II Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/
Invesco V.I. Basic Value - Series II Sub-Account/(1)/
Invesco V.I. Core Equity - Series II Sub-Account/(5)/
Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account
AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account
AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP High Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured Small Cap Equity Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(4)/
PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares Sub-Account

                               40     PROSPECTUS

PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account
(formerly, Putnam VT The George Putnam Fund of Boston - Class IB
Sub-Account)
Putnam VT Voyager - Class IB Sub-Account
UIF Emerging Markets Debt, Class II Sub-Account/(1)(2)/
UIF Emerging Markets Equity, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account
UIF Global Franchise, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I.. Mid Cap Value, Series II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. Capital Growth, Series II Sub-Account
Invesco Van Kampen V.I. Comstock, Series II Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account
--------------------------------------------------------------------------------
                                   Excluded
--------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(4)/
Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/
AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/
UIF Growth, Class II Sub-Account/(2)/
UIF Small Company Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account
--------------------------------------------------------------------------------
1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the
  Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income
  - Class II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class
  Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

  Effective November 19, 2010, the Invesco V. I. Capital Appreciation - Series II Sub-Account is closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments and is not available with any Withdrawal Benefit Option.*

4)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

6)Subject to shareholder approval, it is anticipated that on or about May 1, 2011, the portfolios listed below will have reorganized and acquired by merger the indicated Acquired Portfolios which were formerly available to Contract Owners:

 ACQUIRING PORTFOLIO                    ACQUIRED PORTFOLIO
 -----------------------------------------------------------------------------
 Invesco Van Kampen V.I. Equity and     Invesco V.I. Income
 Income - Series II                     Builder - Series II
 Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Dividend Growth -
 Equity - Series II                     Series II
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

TRUEBALANCE/SM/ MODEL PORTFOLIO OPTIONS.

If you choose one of the TrueBalance/SM/ Model Portfolio Options or transfer your entire Contract Value into one of the TrueBalance/SM/ Model Portfolio Options, you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts that comprise that TrueBalance Model Portfolio Option. Each TrueBalance Model Portfolio involves an allocation of assets among a group of pre-selected Variable Sub-Accounts. You cannot make transfers among the Variable Sub-Accounts nor vary the Variable Sub-Accounts that comprise a TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you have selected currently. For more information regarding the TrueBalance program, see the "TrueBalance/SM/ Asset Allocation Program" section of this prospectus. However, note that the restrictions described in this section, specifically the restrictions on transfers and the requirement that all of your Contract Value be allocated to a TrueBalance Model Portfolio Option, apply to the TrueBalance program only if you have added a Withdrawal Benefit Option to your Contract.

                               41     PROSPECTUS

INVESTMENT ALTERNATIVES: THE VARIABLE SUB-ACCOUNTS
--------------------------------------------------------------------------------

You may allocate your purchase payments to up to 62* Variable Sub-Accounts. Each Variable Sub-Account invests in the shares of a corresponding Portfolio. Each Portfolio has its own investment objective(s) and policies. We briefly describe the Portfolios below.

For more complete information about each Portfolio, including expenses and risks associated with each Portfolio, please refer to the prospectuses for the Funds. We will mail to you a prospectus for each Portfolio related to the Variable Sub-Accounts to which you allocate your purchase payment.

YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE INVESTMENT ALTERNATIVES WHEN MAKING AN ALLOCATION TO THE VARIABLE SUB-ACCOUNTS. TO OBTAIN ANY OR ALL OF THE UNDERLYING PORTFOLIO PROSPECTUSES, PLEASE CONTACT US AT 1-800-457-7617 OR GO TO
WWW.ACCESSALLSTATE.COM.

* Certain Variable Sub-Accounts may not be available depending on the date you purchased your Contract. Please see page 45 for information about Sub-Accounts and/or Portfolio liquidations, mergers, closures and name changes.


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISOR:
---------------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VARIABLE INVESTMENT
 SERIES
---------------------------------------------------------------------------------------------------------------------------
Morgan Stanley VIS Aggressive Equity     Long-term capital growth
 Portfolio - Class Y
-------------------------------------------------------------------------------------------------
Morgan Stanley Multi Cap Growth - Class  Growth of capital through investments in common
 Y                                        stocks believed by the Investment Adviser to have
(formerly, Morgan Stanley VIS Capital     potential for superior growth. As a secondary
 Opportunities Portfolio - Class Y)       objective, income but only when consistent with its
                                          primary objective.                                     MORGAN STANLEY INVESTMENT
-------------------------------------------------------------------------------------------------ADVISORS INC.
Morgan Stanley VIS European Equity       To maximize the capital appreciation of its
 Portfolio - Class Y/(1)/                 investments
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Global                Capital appreciation and current income
 Infrastructure Portfolio - Class Y/(2)/
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Income Plus           High level of current income by investing primarily
 Portfolio - Class Y                      in U.S. government securities and other fixed-
                                          income securities. As a secondary objective, capital
                                          appreciation but only when consistent with its
                                          primary objective.
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Limited Duration      High level of current income consistent with
 Portfolio - Class Y/(1)/                 preservation of capital
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Money Market          High current income, preservation of capital, and
 Portfolio - Class Y                      liquidity
-------------------------------------------------------------------------------------------------
Morgan Stanley VIS Strategist Portfolio  High total investment return
 - Class Y
-------------------------------------------------------------------------------------------------
THE UNIVERSAL INSTITUTIONAL FUNDS, INC.
---------------------------------------------------------------------------------------------------------------------------
UIF Growth Portfolio, Class II           Long-term capital appreciation by investing primarily
 (formerly, UIF Capital Growth            in growth-oriented equity securities of large
 Portfolio, Class II)                     capitalization companies.
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Debt Portfolio,     High total return by investing primarily in fixed
 Class II/(2)/                            income securities of government and government-        VAN KAMPEN/(3)/
                                          related issuers and, to a lesser extent, of corporate
                                          issuers in emerging market countries.
-------------------------------------------------------------------------------------------------
UIF Emerging Markets Equity Portfolio,   Long-term capital appreciation by investing primarily
 Class II                                 in growth-oriented equity securities of issuers in
                                          emerging market countries.
-------------------------------------------------------------------------------------------------
UIF Global Franchise Portfolio, Class II Long-term capital appreciation.
-------------------------------------------------------------------------------------------------
UIF Mid Cap Growth Portfolio, Class II   Long-term capital growth by investing primarily in
                                          common stocks and other equity securities.
-------------------------------------------------------------------------------------------------
UIF Small Company Growth Portfolio,      Long-term capital appreciation by investing primarily
 Class II                                 in growth-oriented equity securities of small
                                          companies.
-------------------------------------------------------------------------------------------------
UIF U.S. Real Estate Portfolio, Class II Above average current income and long-term capital appreciation by investing primarily in equity
                                          securities of companies in the U.S. real estate
                                          industry, including real estate investment trusts.
---------------------------------------------------------------------------------------------------------------------------

                               42     PROSPECTUS


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                                   INVESTMENT ADVISOR:
-----------------------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)
-----------------------------------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Capital Growth   Capital appreciation.
 Fund - Series II
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Comstock Fund -  Capital growth and income through investments in
 Series II                                equity securities, including common stocks,
                                          preferred stocks and securities convertible into
                                          common and preferred stocks.
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Equity and       Capital appreciation and current income.
 Income Fund, Series II
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Equity and       Reasonable income and, as a secondary objective,
 Income Fund - Series II/(7)/             growth of capital
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Global Value     Long-term capital appreciation by investing primarily
 Equity Fund - Series II/(7)/             in equity securities of issuers throughout the world,  INVESCO ADVISERS, INC./(4)/
                                          including U.S. issuers
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Growth and       Long-term growth of capital and income.
 Income Fund - Series II
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. International    Long-term capital appreciation, with a secondary
 Growth Equity Fund - Series II           objective of income
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Growth   Capital growth
 Fund - Series II
-------------------------------------------------------------------------------------------------
Invesco Van Kampen V.I. Mid Cap Value    Above-average total return over a market cycle of
 Fund - Series II                         three to five years by investing in common stocks
                                          and other equity securities.
-------------------------------------------------------------------------------------------------
Invesco V.I. Basic Value Fund - Series   Long-term growth of capital
 II/(2)/
-------------------------------------------------------------------------------------------------
Invesco V.I. Capital Appreciation Fund   Growth of capital
 - Series II/(2)/
-------------------------------------------------------------------------------------------------
Invesco V.I. Core Equity Fund - Series   Growth of capital
 II/(5)/
-------------------------------------------------------------------------------------------------
Invesco V.I. Dividend Growth Portfolio   Reasonable current income and long term growth of
 - Series II                              income and capital.
-------------------------------------------------------------------------------------------------
Invesco V.I. High Yield Securities Fund  High level of current income by investing in a
 - Series II                              diversified portfolio consisting principally of fixed-
                                          income securities, which may include both
                                          non-convertible and convertible debt securities and
                                          preferred stocks. As a secondary objective, the
                                          Portfolio will seek capital appreciation, but only
                                          when consistent with its primary objective.
-------------------------------------------------------------------------------------------------
Invesco V.I. Mid Cap Core Equity Fund -  Long-term growth of capital
 Series II/(2)/
-------------------------------------------------------------------------------------------------
Invesco V.I. S&P 500 Index Fund -        Investment results that, before expenses, correspond
 Series II                                to the total return (i.e., combination of capital
                                          changes and income) of the Standard and Poor's
                                          500 Composite Stock Price Index
-------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.
-----------------------------------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth and Income  Long-term growth of capital
 Portfolio - Class B/(2)/
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Growth Portfolio   Long-term growth of capital
 - Class B
-------------------------------------------------------------------------------------------------ALLIANCEBERNSTEIN L.P.
AllianceBernstein VPS International      Long-term growth of capital
 Value Portfolio - Class B
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Large Cap Growth   Long-term growth of capital
 Portfolio - Class B/(2)/
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Small/Mid Cap      Long-term growth of capital
 Value Portfolio - Class B
-------------------------------------------------------------------------------------------------
AllianceBernstein VPS Value Portfolio -  Long-term growth of capital
 Class B
-------------------------------------------------------------------------------------------------

                               43     PROSPECTUS


PORTFOLIO:                               EACH PORTFOLIO SEEKS:                    INVESTMENT ADVISOR:
------------------------------------------------------------------------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS
------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio -   Long-term capital appreciation
 Service Class 2
----------------------------------------------------------------------------------
Fidelity VIP Growth & Income Portfolio   High total return through a combination
 - Service Class 2                        of current income and capital           FIDELITY MANAGEMENT &
                                          appreciation                            RESEARCH COMPANY
----------------------------------------------------------------------------------
Fidelity VIP High Income Portfolio -     High level of current income, while
 Service Class 2                          also considering growth of capital
----------------------------------------------------------------------------------
Fidelity VIP Mid Cap Portfolio -         Long-term growth of capital
 Service Class 2
----------------------------------------------------------------------------------
Fidelity VIP Money Market Portfolio -    As high a level of current income as is
 Service Class 2                          consistent with preservation of
                                          capital and liquidity.
----------------------------------------------------------------------------------
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST
------------------------------------------------------------------------------------------------------------
FTVIP Franklin Flex Cap Growth           Capital appreciation
 Securities Fund - Class 2
----------------------------------------------------------------------------------FRANKLIN ADVISERS, INC.
FTVIP Franklin High Income Securities    High level of current income with
 Fund - Class 2/(2)/                      capital appreciation as a secondary
                                          goal
----------------------------------------------------------------------------------
FTVIP Franklin Income Securities Fund -  To maximize income while maintaining
 Class 2                                  prospects for capital appreciation.
----------------------------------------------------------------------------------
FTVIP Mutual Global Discovery            Capital appreciation
 Securities Fund - Class 2 (formerly                                              FRANKLIN MUTUAL ADVISERS,
 named FTVIP Mutual Discovery                                                     LLC
 Securities Fund - Class 2)
----------------------------------------------------------------------------------
FTVIP Mutual Shares Securities Fund -    Capital appreciation with income as a
 Class 2                                  secondary goal
----------------------------------------------------------------------------------
FTVIP Templeton Foreign Securities Fund  Long-term capital growth.                TEMPLETON INVESTMENT
 - Class 2                                                                        COUNSEL, LLC
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Large Cap Value Fund   Long-term capital appreciation
----------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value          Long-term capital appreciation
 Fund/(1)/                                                                        GOLDMAN SACHS ASSET
----------------------------------------------------------------------------------MANAGEMENT, L.P.
Goldman Sachs VIT Structured Small Cap   Long-term growth of capital
 Equity Fund
----------------------------------------------------------------------------------
Goldman Sachs VIT Structured U.S.        Long-term growth of capital and
 Equity Fund                              dividend income
----------------------------------------------------------------------------------
PIMCO VARIABLE INSURANCE TRUST
------------------------------------------------------------------------------------------------------------
PIMCO VIT CommodityRealReturn(TM)        Seeks maximum real return, consistent
 Strategy Portfolio - Advisor Shares      with prudent investment management
----------------------------------------------------------------------------------
PIMCO VIT Emerging Markets Bond          Seeks maximum total return, consistent   PACIFIC INVESTMENT
 Portfolio - Advisor Shares               with preservation of capital and        MANAGEMENT COMPANY LLC
                                          prudent investment management
----------------------------------------------------------------------------------
PIMCO VIT Real Return Portfolio -        Seeks maximum real return, consistent
 Advisor Shares                           with preservation of capital and
                                          prudent investment management
----------------------------------------------------------------------------------
PIMCO VIT Total Return Portfolio -       Seeks maximum total return, consistent
 Advisor Shares                           with preservation of capital and
                                          prudent investment management
----------------------------------------------------------------------------------
PUTNAM VARIABLE TRUST
------------------------------------------------------------------------------------------------------------
Putnam VT Equity Income Fund - Class IB  Capital growth and current income.
----------------------------------------------------------------------------------
Putnam VT George Putnam Balanced Fund -  To provide a balanced investment
 Class IB (formerly, Putnam VT The        composed of a well diversified
 George Putnam Fund of Boston - Class     portfolio of value stocks and bonds,
 IB)                                      which produce both capital growth and   PUTNAM INVESTMENT
                                          current income.                         MANAGEMENT, LLC
----------------------------------------------------------------------------------
Putnam VT Growth and Income Fund -       Capital growth and current income.
 Class IB/(2)/
----------------------------------------------------------------------------------
Putnam VT International Equity Fund -    Capital appreciation.
 Class IB
----------------------------------------------------------------------------------
Putnam VT Investors Fund - Class IB/(6)/ Long-term growth of capital and any increased income that results from
                                          this growth.
----------------------------------------------------------------------------------
Putnam VT Voyager Fund - Class IB        Capital appreciation.
----------------------------------------------------------------------------------

                               44     PROSPECTUS

(1)Effective May 1, 2006, the Goldman Sachs VIT Mid Cap Value Sub-Account, Morgan Stanley VIS European Equity - Class Y Sub-Account and Morgan Stanley VIS Limited Duration - Class Y Sub-Account are no longer available for new investments. If you are currently invested in theseVariable Sub-Accounts you may continue your investments. If, prior to May 1, 2006, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(2)Effective May 1, 2005, the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Capital Appreciation - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income - Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Morgan Stanley VIS High Yield - Class Y Sub-Account, the Morgan Stanley VIS Income Builder - Class Y Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account are no longer available for new investments. If you are currently invested in these Variable Sub-Accounts, you may continue your investment. If prior to May 1, 2005, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to these Variable Sub-Accounts in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(3)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

(4)The investment objective(s) of each sub-account may be changed by the Board of Directors without shareholder approval.

(5)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(6)Effective May 1, 2004, the Putnam VT Investors Fund - Class IB Sub-Account is no longer available for new investments. If you are currently invested in this Variable Sub-Account, you may continue your investment. If prior to May 1, 2004, you enrolled in one of our automatic transaction programs, such as automatic additions, portfolio rebalancing or dollar cost averaging, we will continue to effect automatic transactions to the Variable Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.

(7)Subject to shareholder approval, it is anticipated that on or about May 1, 2011, the portfolios listed below will have reorganized and acquired by merger the indicated Acquired Portfolios which were formerly available to Contract Owners:

 ACQUIRING PORTFOLIO                    ACQUIRED PORTFOLIO
 -----------------------------------------------------------------------------
 Invesco Van Kampen V.I. Equity and     Invesco V.I. Income Builder - Series
 Income - Series II                     II
 Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Dividend Growth -
 Equity - Series II                     Series II
 -----------------------------------------------------------------------------

AMOUNTS YOU ALLOCATE TO VARIABLE SUB-ACCOUNTS MAY GROW IN VALUE, DECLINE IN VALUE, OR GROW LESS THAN YOU EXPECT, DEPENDING ON THE INVESTMENT PERFORMANCE OF THE PORTFOLIOS IN WHICH THOSE VARIABLE SUB-ACCOUNTS INVEST. YOU BEAR THE INVESTMENT RISK THAT THE PORTFOLIOS MIGHT NOT MEET THEIR INVESTMENT OBJECTIVES. SHARES OF THE PORTFOLIOS ARE NOT DEPOSITS, OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

VARIABLE INSURANCE PORTFOLIOS MIGHT NOT BE MANAGED BY THE SAME PORTFOLIO MANAGERS WHO MANAGE RETAIL MUTUAL FUNDS WITH SIMILAR NAMES. THESE PORTFOLIOS ARE LIKELY TO DIFFER FROM SIMILARLY NAMED RETAIL MUTUAL FUNDS IN ASSETS, CASH FLOW, AND TAX MATTERS. ACCORDINGLY, THE HOLDINGS AND INVESTMENT RESULTS OF A VARIABLE INSURANCE PORTFOLIO CAN BE EXPECTED TO BE HIGHER OR LOWER THAN THE INVESTMENT RESULTS OF A SIMILARLY NAMED RETAIL MUTUAL FUND.

TRUEBALANCE/SM/ ASSET ALLOCATION PROGRAM
THE TRUEBALANCE ASSET ALLOCATION PROGRAM ("TRUEBALANCE PROGRAM") IS NO LONGER OFFERED FOR NEW ENROLLMENTS. IF YOU ENROLLED IN THE TRUEBALANCE PROGRAM PRIOR TO JANUARY 31, 2008, YOU MAY REMAIN IN THE PROGRAM. IF YOU TERMINATE YOUR ENROLLMENT OR OTHERWISE TRANSFER YOUR CONTRACT VALUE OUT OF THE PROGRAM, YOU MAY NOT RE-ENROLL.

There is no additional charge for the TrueBalance program. Participation in the TrueBalance program may be limited if you have elected certain Contract Options that impose restrictions on the investment alternatives which you may invest, such as the Income Protection Benefit Option, the TrueReturn Accumulation Benefit Option or a Withdrawal Benefit Option. See the sections of this prospectus discussing these Options for more information.

Asset allocation is the process by which your Contract Value is invested in different asset classes in a way that matches your risk tolerance, time horizon, and investment goals. Theoretically, different asset classes tend to behave differently under various economic and market conditions. By spreading your Contract Value across a range of asset classes, you may, over time, be able to reduce the risk of investment volatility and potentially enhance returns. Asset allocation does not guarantee a profit or protect against loss in a declining market.

Your sales representative helps you determine whether participating in an asset allocation program is appropriate for you. You complete a questionnaire to identify your investment style. Based on your investment style, you select one asset allocation model portfolio among the available model portfolios which may range from conservative to aggressive. Your Contract Value is allocated among the Variable Sub-Accounts according to your selected model portfolio. Not all Variable Sub-Accounts are available in any one model portfolio, and you must only allocate your Contract Value to the limited number of Variable

                               45     PROSPECTUS

Sub-Accounts available in the model portfolio you select. You should not select a model portfolio without first consulting with your sales representative.

Allstate Life does not intend to provide any personalized investment advice in connection with the TrueBalance program and you should not rely on this program as providing individualized investment recommendations to you.

Allstate Life retained an independent investment management firm ("investment management firm") to construct the TrueBalance model portfolios. The investment management firm does not provide advice to Allstate Life's Contract Owners. Neither Allstate Life nor the investment management firm is acting for any Contract Owner as a "fiduciary" or as an "investment manager," as such terms are defined under applicable laws and regulations relating to the Employee Retirement Income Security Act of 1974 (ERISA).

The investment management firm does not take into account any information about any Contract Owner or any Contract Owner's assets when creating, providing or maintaining any TrueBalance model portfolio. Individual Contract Owners should ultimately rely on their own judgment and/or the judgment of a financial advisor in making their investment decisions. Neither Allstate Life nor the investment management firm is responsible for determining the suitability of the TrueBalance model portfolios for the Contract Owners' purposes.

Each of the five model portfolios specifies an allocation among a mix of Variable Sub-Accounts that is designed to meet the investment goals of the applicable investment style. On the business day we approve your participation in the TrueBalance program, we automatically reallocate any existing Contract Value in the Variable Sub-Accounts according to the model portfolio you selected. If any portion of your existing Contract Value is allocated to the Standard Fixed Account or MVA Fixed Account Options and you wish to allocate any portion of it to the model portfolio, you must transfer that portion to the Variable Sub-Accounts. In addition, as long as you participate in the TrueBalance program, you must allocate all of your purchase payments to the Fixed Account Options and/or the Variable Sub-Accounts currently offered in your model portfolio. Any purchase payments you allocate to the DCA Fixed Account Option will be automatically transferred, along with interest, in equal monthly installments to the Variable Sub-Accounts according to the model portfolio you selected.

We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. At the expiration of a Transfer Period Account any remaining amounts in the Transfer Period Account will be transferred to the Variable Sub-Accounts according to the percentage allocation for the model portfolio you selected.

Allstate Life may offer new or revised TrueBalance model portfolios at any time, and may retain a different investment management firm to create any such new or revised TrueBalance model portfolios. Allstate Life will not automatically reallocate your Contract Value allocated to the Variable Sub-Accounts to match any new or revised model portfolios that are offered. If you are invested in the TrueBalance model portfolio, your Morgan Stanley Financial Advisor will notify you of any new or revised TrueBalance model portfolios that may be available. If you wish to invest in accordance with a new or revised TrueBalance model portfolio, you must submit a transfer request to transfer your Contract Value in your existing TrueBalance model portfolio in accordance with the new TrueBalance model portfolio. If you do not request a transfer to a new TrueBalance model portfolio, we will continue to rebalance your Contract Value in accordance with your existing TrueBalance model portfolio. At any given time, you may only elect a TrueBalance model portfolio that is available at the time of election.

You may only select one model portfolio at a time. However, you may change your selection of model portfolio at any time, provided you select a currently available model portfolio. Each change you make in your model portfolio selection will count against the 12 transfers you can make each Contract Year without paying a transfer fee. You should consult with your Morgan Stanley Financial Advisor before making a change to your model portfolio selection to determine whether the new model portfolio is appropriate for your needs.

Since the performance of each Variable Sub-Account may cause a shift in the percentage allocated to each Variable Sub-Account, at least once every calendar quarter we will automatically rebalance all of your Contract Value in the Variable Sub-Accounts according to your currently selected model portfolio.

Unless you notify us otherwise, any purchase payments you make after electing the TrueBalance program will be allocated to your model portfolio and/or to the Fixed Account Options according to your most recent instructions on file with us. Once you elect to participate in the TrueBalance program, you may allocate subsequent purchase payments to any of the Fixed Account Options available with your Contract and/or to any of the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may not allocate subsequent purchase payments to a Variable Sub-Account that is not included in your model portfolio. Subsequent purchase payments allocated to the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED WITH THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected with the TrueReturn Option or a Withdrawal Benefit Option,

                               46     PROSPECTUS
you must allocate all of your Contract Value to a TrueBalance Model Portfolio Option, and you may not choose the Variable Sub-Accounts or make transfers among the Variable Sub-Accounts in the TrueBalance Model Portfolio Option. If you choose a TrueBalance Model Portfolio Option, we will invest and periodically reallocate your Contract Value according to the allocation percentages and requirements for the TrueBalance Model Portfolio Option you selected. You may, however, elect to reallocate your entire Contract Value from one Model Portfolio Option to another Model Portfolio Option available with your Option.

If you own the TrueReturn Option, on the Rider Maturity Date, the Contract Value may be increased due to the Option. Any increase will be allocated to the Morgan Stanley VIS Money Market-Class Y Sub-Account. You may make transfers from this Variable Sub-Account to the Fixed Account Options (as allowed) or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specification of that model portfolio. All of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the allocation percentages for your currently selected model portfolio.

THE FOLLOWING APPLIES TO TRUEBALANCE MODEL PORTFOLIOS SELECTED WITHOUT THE TRUERETURN OPTION OR A WITHDRAWAL BENEFIT OPTION:

For TrueBalance model portfolios selected without the TrueReturn or a Withdrawal Benefit Option, you may not make transfers from the Variable Sub-Accounts to any of the other Variable Sub-Accounts. You may make transfers, as allowed under the Contract, from the Fixed
Account Options to other Fixed Account Options or to the Variable Sub-Accounts included in your model portfolio, but only according to the allocation specifications of that model portfolio. You may make transfers from the Variable Sub-Accounts to any of the Fixed Account Options, except the DCA Fixed Account Option. Transfers to Fixed Account Options may be inconsistent with the investment style you selected and with the purpose of the TrueBalance program. However, all of your Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the next calendar quarter according to the percentage allocations for your currently selected model portfolio. You should consult with your Morgan Stanley Financial Advisor before making transfers.

If you make a partial withdrawal from any of the Variable Sub-Accounts, your remaining Contract Value in the Variable Sub-Accounts will be automatically rebalanced at the end of the next calendar quarter according to the percentage allocations for your currently selected model portfolio. If you are participating in the Systematic Withdrawal Program when you add the TrueBalance program or change your selection of model portfolios, you may need to update your withdrawal instructions. If you have any questions, please consult your Morgan Stanley Financial Advisor.

Your participation in the TrueBalance program is subject to the program's terms and conditions, and you may change model portfolios or terminate your participation in the TrueBalance program at any time by notifying us in a form satisfactory to us. We reserve the right to modify or terminate the TrueBalance program at any time.

INVESTMENT ALTERNATIVES: THE FIXED ACCOUNT OPTIONS
--------------------------------------------------------------------------------

You may allocate all or a portion of your purchase payments to the Fixed Account Options. The Fixed Account Options we offer include the DOLLAR COST AVERAGING FIXED ACCOUNT OPTION, the STANDARD FIXED ACCOUNT OPTION, and the MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION. We may offer additional Fixed Account Options in the future. Some Options are not available in all states. In addition, Allstate Life may limit the availability of some Fixed Account Options. Please consult with your representative for current information. The Fixed Account supports our insurance and annuity obligations. The Fixed Account consists of our general assets other than those in segregated asset accounts. We have sole discretion to invest the assets of the Fixed Account, subject to applicable law. Any money you allocate to the Fixed Account does not entitle you to share in the investment experience of the Fixed Account.

DOLLAR COST AVERAGING FIXED ACCOUNT OPTION
The Dollar Cost Averaging Fixed Account Option ("DCA Fixed Account Option") is one of the investment alternatives that you can use to establish a Dollar Cost Averaging Program, as described on page 53.

This option allows you to allocate purchase payments to the Fixed Account that will then automatically be transferred, along with interest, in equal monthly installments to the investment alternatives that you have selected. In the future, we may offer other installment frequencies in our discretion. Each purchase payment allocated to the DCA Fixed Account Option must be at least $100.

At the time you allocate a purchase payment to the DCA Fixed Account Option, you must specify the term length over which the transfers are to take place. We use the term "Transfer Period Account" to refer to each purchase payment allocation made to the DCA Fixed Account Option for a specified term length. You

                               47     PROSPECTUS
establish a new Transfer Period Account each time you allocate a purchase payment to the DCA Fixed Account Option. We currently offer term lengths from which you may select for your Transfer Period Account(s), ranging from 3 to 12 months. We may modify or eliminate the term lengths we offer in the future. Refer to Appendix A for more information.

Your purchase payments will earn interest while in the DCA Fixed Account Option at the interest rate in effect at the time of the allocation, depending on the term length chosen for the Transfer Period Account and the type of Contract you have. The interest rates may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the DCA Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

You must transfer all of your money, plus accumulated interest, out of a Transfer Period Account to other investment alternatives in equal monthly installments during the term of the Transfer Period Account. We reserve the right to restrict the investment alternatives available for transfers from any Transfer Period Account. You may not transfer money from the Transfer Period Accounts to any of the Fixed Account Options available under your Contract. The first transfer will occur on the next Valuation Date after you establish a Transfer Period Account. If we do not receive an allocation instruction from you when we receive the purchase payment, we will transfer each installment to the Morgan Stanley VIS Money Market - Class Y Sub-Account until we receive a different allocation instruction. At the expiration of a Transfer Period
Account any remaining amounts in the Transfer Period Account will be transferred to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless you request a different investment alternative. Transferring Contract Value to the Morgan Stanley VIS Money Market - Class Y Sub-Account in this manner may not be consistent with the theory of dollar cost averaging described on page 53.

If you discontinue the DCA Fixed Account Option before the expiration of a Transfer Period Account, we will transfer any remaining amount in the Transfer Period Account to the Morgan Stanley VIS Money
Market - Class Y Sub-Account unless you request a different investment alternative.

If you have a TrueReturn Option or Withdrawal Benefit Option, at the expiration of a Transfer Period Account or if you discontinue the DCA Fixed Account Option any amounts remaining in the Transfer Period Account will be transferred according to the investment requirements applicable to the Option you selected.

You may not transfer money into the DCA Fixed Account Option or add to an existing Transfer Period Account. You may not use the Automatic Additions Program to allocate purchase payments to the DCA Fixed Account Option.

The DCA Fixed Account Option may not be available in your state. Please check with your Morgan Stanley Financial Advisor for availability.

STANDARD FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Standard Fixed Account Option. Each such allocation establishes a "GUARANTEE PERIOD ACCOUNT" within the Standard Fixed Account Option ("Standard Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("STANDARD FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Standard Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Standard Fixed Account Option, you must select the Guarantee Period for that allocation from among the available Standard Fixed Guarantee Periods. For Allstate Variable Annuity Contracts, we currently offer Standard Fixed Guarantee Periods of 1, 3, 5 and 7 years in length. For Allstate Variable Annuity - L Share Contracts, we currently are not offering the Standard Fixed Account Option. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Standard Fixed Account Option, but do not select a Standard Fixed Guarantee Period for the new Standard Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the same Standard Fixed Guarantee Period as the Standard Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Standard Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account with the next shortest term currently offered. If you have not made a prior allocation to a Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Standard Fixed Guarantee Period Account of the shortest Standard Fixed Guarantee Period we are offering at that time.

Some Standard Fixed Guarantee Periods are not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Standard Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Standard Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options. The minimum interest rate associated with the Standard Fixed Account Option is based upon state requirements and the date an application to purchase a Contract is signed. This minimum interest rate will not change after Contract issue.

                               48     PROSPECTUS

In any Contract Year, the combined amount of withdrawals and transfers from a Standard Fixed Guarantee Period Account may not exceed 30% of the amount used to establish that Standard Fixed Guarantee Period Account. This limitation is waived if you withdraw your entire Contract Value. It is also waived for amounts in a Standard Fixed Guarantee Period Account during the 30 days following its renewal date ("30-DAY WINDOW"), described below, and for a single withdrawal made by your surviving spouse within one year of continuing the Contract after your death.

Amounts under the 30% limit that are not withdrawn in a Contract Year do not carry over to subsequent Contract Years.

At the end of a Standard Fixed Guarantee Period and each year thereafter, we will declare a renewal interest rate that will be guaranteed for 1 year. Subsequent renewal dates will be on the anniversaries of the first renewal date. Prior to a renewal date, we will send you a notice that will outline the options available to you. During the 30-Day Window following the expiration of a Standard Fixed Guarantee Period Account, the 30% limit for transfers and withdrawals from that Guarantee Period Account is waived and you may elect to:

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

..   transfer all or part of the money from the Standard Fixed Guarantee Period
    Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Standard Fixed Guarantee Period
    Account. Withdrawal charges and taxes may apply.

Withdrawals taken to satisfy IRS minimum distribution rules will count against the 30% limit. The 30% limit will be waived for a Contract Year to the extent that:

..   you have already exceeded the 30% limit and you must still make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules; or

..   you have not yet exceeded the 30% limit but you must make a withdrawal during that Contract Year to satisfy IRS minimum distribution rules, and such withdrawal will put you over the 30% limit.

The money in the Standard Fixed Guarantee Period Account will earn interest at the declared renewal rate from the renewal date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from a renewing Standard Fixed Guarantee Period Account on or before the renewal date, the transfer or withdrawal will be deemed to have occurred on the renewal date. If we receive notification of your election to make a transfer or withdrawal from the renewing Standard Fixed Guarantee Period Account after the renewal date, but before the expiration of the 30-Day Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred from the renewing Standard Fixed Guarantee Period Account will continue to earn interest until the next renewal date at the declared renewal rate. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to renew the Standard Fixed Guarantee Period Account and the amount in the renewing Standard Fixed Guarantee Period Account will continue to earn interest at the declared renewal rate until the next renewal date, and will be subject to all restrictions of the Standard Fixed Account Option.

The Standard Fixed Account Option currently is not available with the Allstate Variable Annuity - L Share Contract.

MARKET VALUE ADJUSTED FIXED ACCOUNT OPTION
You may allocate purchase payments or transfer amounts into the Market Value Adjusted Fixed Account Option. Each such allocation establishes a Guarantee Period Account within the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Period Account"), which is defined by the date of the allocation and the length of the initial interest rate guarantee period ("MARKET VALUE ADJUSTED FIXED GUARANTEE PERIOD"). You may not allocate a purchase payment or transfer to any existing Guarantee Period Account. Each purchase payment or transfer allocated to a Market Value Adjusted Fixed Guarantee Period Account must be at least $100.

At the time you allocate a purchase payment or transfer amount to the Market Value Adjusted Fixed Account Option, you must select the Guarantee Period for that allocation from among the Guarantee Periods available for the Market Value Adjusted Fixed Account Option ("Market Value Adjusted Fixed Guarantee Periods"). We currently offer Market Value Adjusted Fixed Guarantee Periods of 3, 5, 7, and 10 years. Refer to Appendix A for more information. We may offer other Guarantee Periods in the future. If you allocate a purchase payment to the Market Value Adjusted Fixed Account Option, but do not select a Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account, we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period as the Market Value Adjusted Fixed Guarantee Period Account of your most recent purchase payment or transfer. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest

                               49     PROSPECTUS
term currently offered. If you have not made a prior allocation to a Market Value Adjusted Fixed Guarantee Period Account, then we will allocate the purchase payment or transfer to a new Market Value Adjusted Fixed Guarantee Period Account of the shortest Market Value Adjusted Fixed Guarantee Period we are offering at that time. The Market Value Adjusted Fixed Account Option is not available in all states. Please check with your Morgan Stanley Financial Advisor for availability.

The amount you allocate to a Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate in effect for that Market Value Adjusted Fixed Guarantee Period at the time of the allocation. Interest rates may differ depending on the type of Contract you have and may also differ from those available for other Fixed Account Options.

Withdrawals and transfers from a Market Value Adjusted Fixed Guarantee Period Account may be subject to a Market Value Adjustment. A Market Value Adjustment may also apply to amounts in the Market Value Adjusted Fixed Account Option if we pay Death Proceeds or if the Payout Start Date begins on a day other than during the 30-day period after such Market Value Adjusted Fixed Guarantee Period Account expires ("30-Day MVA Window"). We will not make a Market Value Adjustment if you make a transfer or withdrawal during the 30-Day MVA Window.

We apply a Market Value Adjustment to reflect changes in interest rates from the time you first allocate money to a Market Value Adjusted Fixed Guarantee Period Account to the time the money is taken out of that Market Value Adjusted Fixed Guarantee Period Account under the circumstances described above. We use the U.S. Treasury Note Constant Maturity Yield as reported in Federal Reserve Board Statistical Release H.15 ("TREASURY RATE") to calculate the Market Value Adjustment. We do so by comparing the Treasury Rate for a maturity equal to the Market Value Adjusted Fixed Guarantee Period at the time the Market Value Adjusted Fixed Guarantee Period Account is established with the Treasury Rate for the same maturity at the time the money is taken from the Market Value Adjusted Fixed Guarantee Period Account.

The Market Value Adjustment may be positive or negative, depending on changes in interest rates. As such, you bear the investment risk associated with changes in interest rates. If interest rates have increased since the establishment of a Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment, together with any applicable withdrawal charges, premium taxes, and income tax withholdings could reduce the amount you receive upon full withdrawal from a Market Value Adjusted Fixed Guarantee Period Account to an amount less than the purchase payment used to establish that Market Value Adjusted Fixed Guarantee Period Account.

Generally, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the Treasury Rate for a maturity equal to that Market Value Adjusted Fixed Guarantee Period is higher than the applicable Treasury Rate at the time money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be positive. Conversely, if at the time you establish a Market Value Adjusted Fixed Guarantee Period Account, the applicable Treasury Rate is lower than the applicable Treasury Rate at the time the money is to be taken from the Market Value Adjusted Fixed Guarantee Period Account, the Market Value Adjustment will be negative.

For example, assume that you purchase a Contract and allocate part of the initial purchase payment to the Market Value Adjusted Fixed Account Option to establish a 5-year Market Value Adjusted Fixed Guarantee Period Account. Assume that the 5-year Treasury Rate at that time is 4.50%. Next, assume that at the end of the 3rd year, you withdraw money from the Market Value Adjusted Fixed Guarantee Period Account. If, at that time, the 5-year Treasury Rate is 4.20%, then the Market Value Adjustment will be positive. Conversely, if the 5-year Treasury Rate at that time is 4.80%, then the Market Value Adjustment will be negative.

The formula used to calculate the Market Value Adjustment and numerical examples illustrating its application are shown in Appendix B of this prospectus.

At the end of a Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period Account expires and we will automatically transfer the money from such Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, unless you notify us otherwise. The new Market Value Adjusted Fixed Guarantee Period Account will be established as of the day immediately following the expiration date of the expiring Market Value Adjusted Guarantee Period Account ("New Account Start Date.") If the Market Value Adjusted Fixed Guarantee Period is no longer being offered, we will establish a new Market Value Adjusted Fixed Guarantee Period Account with the next shortest Market Value Adjusted Fixed Guarantee Period available. Prior to the expiration date, we will send you a notice, which will outline the options available to you. During the 30-Day MVA Window a Market Value Adjustment will not be applied to transfers and withdrawals from the expiring Market Value Adjusted Fixed Guarantee Period Account and you may elect to:

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to establish a new Guarantee Period Account within the Standard Fixed Account Option or the Market Value Adjusted Fixed Account Option, if available; or

                               50     PROSPECTUS

..   transfer all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account to other investment alternatives available at the time; or

..   withdraw all or part of the money from the Market Value Adjusted Fixed
    Guarantee Period Account. Withdrawal charges and taxes may apply.

The money in the Market Value Adjusted Fixed Guarantee Period Account will earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account from the New Account Start Date until the date we receive notification of your election. If we receive notification of your election to make a transfer or withdrawal from an expiring Market Value Adjusted Fixed Guarantee Period Account on or before the New Account Start Date, the transfer or withdrawal will be deemed to have occurred on the New Account Start Date. If we receive notification of your election to make a transfer or withdrawal from the expiring Market Value Adjusted Fixed Guarantee Period Account after the New Account Start Date, but before the expiration of the 30-Day MVA Window, the transfer or withdrawal will be deemed to have occurred on the day we receive such notice. Any remaining balance not withdrawn or transferred will earn interest for the term of the new Market Value Adjusted Fixed Guarantee Period Account, at the interest rate declared for such Account. If we do not receive notification from you within the 30-Day Window, we will assume that you have elected to transfer the amount in the expiring Market Value Adjusted Fixed Guarantee Period Account to establish a new Market Value Adjusted Fixed Guarantee Period Account with the same Market Value Adjusted Fixed Guarantee Period, and the amount in the new Market Value Adjusted Fixed Guarantee Period Account will continue to earn interest at the interest rate declared for the new Market Value Adjusted Fixed Guarantee Period Account, and will be subject to all restrictions of the Market Value Adjusted Fixed Account Option. If we no longer offer that Market Value Adjusted Fixed Guarantee Period, the Market Value Adjusted Fixed Guarantee Period for the new Market Value Adjusted Fixed Guarantee Period Account will be the next shortest term length we offer for the Market Value Adjusted Fixed Account Option at that time, and the interest rate will be the rate declared by us at that time for such term.

INVESTMENT ALTERNATIVES: TRANSFERS
--------------------------------------------------------------------------------


TRANSFERS DURING THE ACCUMULATION PHASE
During the Accumulation Phase, you may transfer Contract Value among the investment alternatives. You may not transfer Contract Value to the DCA Fixed Account Option or add to an existing Transfer Period Account. You may request transfers in writing on a form that we provided or by telephone according to the procedure described below.

You may make up to 12 transfers per Contract Year without charge. A transfer fee equal to 1.00% of the amount transferred applies to each transfer after the 12th transfer in any Contract Year. This fee may be changed, but in no event will it exceed 2.00% of the amount transferred. Multiple transfers on a single Valuation Date are considered a single transfer for purposes of assessing the transfer fee. If you added the TrueReturn Option or a Withdrawal Benefit Option to your Contract, certain restrictions on transfers apply. See the "TrueReturn/SM/ Accumulation Benefit Option" and "Withdrawal Benefit Options" sections of this prospectus for more information.

The minimum amount that you may transfer from the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or a Variable Sub-Account is $100 or the total remaining balance in the Standard Fixed Account Option, Market Value Adjusted Fixed Account Option or the Variable Sub-Account, if less. These limitations do not apply to the DCA Fixed Account Option. The total amount that you may transfer or withdraw from a Standard Fixed Guarantee Period Account in a Contract Year is 30% of the amount used to establish that Guarantee Period Account. See "Standard Fixed Account Option". The minimum amount that can be transferred to the Standard Fixed Account Option and the Market Value Adjusted Fixed Account Option is $100.

We will process transfer requests that we receive before 3:00 p.m. Central Time on any Valuation Date using the Accumulation Unit Values for that Date. We will process requests completed after 3:00 p.m. on any Valuation Date using the Accumulation Unit Values for the next Valuation Date. The Contract permits us to defer transfers from the Fixed Account Options for up to 6 months from the date we receive your request. If we decide to postpone transfers from any Fixed Account Option for 30 days or more, we will pay interest as required by applicable law. Any interest would be payable from the date we receive the transfer request to the date we make the transfer.

We reserve the right to waive any transfer restrictions.

TRANSFERS DURING THE PAYOUT PHASE
During the Payout Phase, you may make transfers among the Variable Sub-Accounts so as to change the relative weighting of the Variable Sub-Accounts on which your variable income payments will be based. You may make up to 12 transfers per Contract Year within each Income Plan. You may not convert any portion of your fixed income payments into variable income payments. You may not make transfers among Income Plans. You may make transfers from the variable income payments to the fixed income payments to increase the

                               51     PROSPECTUS
proportion of your income payments consisting of fixed income payments, unless you have selected the Income Protection Benefit Option.

TELEPHONE OR ELECTRONIC TRANSFERS
You may make transfers by telephone by calling 1-800-457-7617. The cut-off time for telephone transfer requests is 3:00 p.m. Central Time. In the event that the New York Stock Exchange closes early, i.e., before 3:00 p.m. Central Time, or in the event that the Exchange closes early for a period of time but then reopens for trading on the same day, we will process telephone transfer requests as of the close of the Exchange on that particular day. We will not accept telephone requests received from you at any telephone number other than the number that appears in this paragraph or received after the close of trading on the Exchange. If you own the Contract with a joint Contract Owner, unless we receive contrary instructions, we will accept instructions from either you or the other Contract Owner.

We may suspend, modify or terminate the telephone transfer privilege, as well as any other electronic or automated means we previously approved, at any time without notice.

We use procedures that we believe provide reasonable assurance that the telephone transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. However, if we do not take reasonable steps to help ensure that a telephone authorization is valid, we may be liable for such losses.

MARKET TIMING & EXCESSIVE TRADING
The Contracts are intended for long-term investment. Market timing and excessive trading can potentially dilute the value of Variable Sub-Accounts and can disrupt management of a Portfolio and raise its expenses, which can impair Portfolio performance and adversely affect your Contract Value. Our policy is not to accept knowingly any money intended for the purpose of market timing or excessive trading. Accordingly, you should not invest in the Contract if your purpose is to engage in market timing or excessive trading, and you should refrain from such practices if you currently own a Contract.

We seek to detect market timing or excessive trading activity by reviewing trading activities. Portfolios also may report suspected market-timing or excessive trading activity to us. If, in our judgment, we determine that the transfers are part of a market timing strategy or are otherwise harmful to the underlying Portfolio, we will impose the trading limitations as described below under "Trading Limitations." Because there is no universally accepted definition of what constitutes market timing or excessive trading, we will use our reasonable judgment based on all of the circumstances.

While we seek to deter market timing and excessive trading in Variable Sub-Accounts, because our procedures involve the exercise of reasonable judgment, we may not identify or prevent some market timing or excessive trading. Moreover, imposition of trading limitations is triggered by the detection of market timing or excessive trading activity, and the trading limitations are not applied prior to detection of such trading activity. Therefore, our policies and procedures do not prevent such trading activity before it is detected. As a result, some investors may be able to engage in market timing and excessive trading, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

TRADING LIMITATIONS
We reserve the right to limit transfers among the investment alternatives in any Contract year, require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery, or to refuse any transfer request, if:

..   we believe, in our sole discretion, that certain trading practices, such as excessive trading, by, or on behalf of, one or more Contract Owners, or a specific transfer request or group of transfer requests, may have a detrimental effect on the Accumulation Unit Values of any Variable Sub-Account or on the share prices of the corresponding Portfolio or otherwise would be to the disadvantage of other Contract Owners; or

..   we are informed by one or more of the Portfolios that they intend to restrict the purchase, exchange, or redemption of Portfolio shares because of excessive trading or because they believe that a specific transfer or group of transfers would have a detrimental effect on the prices of Portfolio shares.

In making the determination that trading activity constitutes market timing or excessive trading, we will consider, among other things:

..   the total dollar amount being transferred, both in the aggregate and in the transfer request;

..   the number of transfers you make over a period of time and/or the period of time between transfers (note: one set of transfers to and from a Variable Sub-Account in a short period of time can constitute market timing);

..   whether your transfers follow a pattern that appears designed to take advantage of short term market fluctuations, particularly within certain Variable Sub-Account underlying Portfolios that we have identified as being susceptible to market timing activities (e.g., International, High Yield, and Small Cap Variable Sub-Accounts);

                               52     PROSPECTUS

..   whether the manager of the underlying Portfolio has indicated that the transfers interfere with Portfolio management or otherwise adversely impact the Portfolio; and

..   the investment objectives and/or size of the Variable Sub-Account underlying Portfolio.

We seek to apply these trading limitations uniformly. However, because these determinations involve the exercise of discretion, it is possible that we may not detect some market timing or excessive trading activity. As a result, it is possible that some investors may be able to engage in market timing or excessive trading activity, while others are prohibited, and the Portfolio may experience the adverse effects of market timing and excessive trading described above.

If we determine that a Contract Owner has engaged in market timing or excessive trading activity, we will require that all future transfer requests be submitted through U.S. Postal Service First Class Mail thereby refusing to accept transfer requests via telephone, facsimile, Internet, or overnight delivery. If we determine that a Contract Owner continues to engage in a pattern of market timing or excessive trading activity we will restrict that Contract Owner from making future additions or transfers into the impacted Variable Sub-Account(s) or will restrict that Contract Owner from making future additions or transfers into the class of Variable Sub-Account(s) if the Variable Sub-Accounts(s) involved are vulnerable to arbitrage market timing trading activity (e.g., International, High Yield, and Small Cap Variable Sub-Accounts).

In our sole discretion, we may revise our Trading Limitations at any time as necessary to better deter or minimize market timing and excessive trading or to comply with regulatory requirements.

SHORT TERM TRADING FEES
The underlying Portfolios are authorized by SEC regulation to adopt and impose redemption fees if a Portfolio's Board of Directors determines that such fees are necessary to minimize or eliminate short-term transfer activity that can reduce or dilute the value of outstanding shares issued by the Portfolio. The Portfolio will set the parameters relating to the redemption fee and such parameters may vary by Portfolio. If a Portfolio elects to adopt and charge redemption fees, these fees will be passed on to the Contract Owner(s) responsible for the short-term transfer activity generating the fee.

We will administer and collect redemption fees in connection with transfers between the Variable Sub-Accounts and forward these fees to the Portfolio. Please consult the Portfolio's prospectus for more complete information regarding the fees and charges associated with each Portfolio.

DOLLAR COST AVERAGING PROGRAM
Through our Dollar Cost Averaging Program, you may automatically transfer a fixed dollar amount on a regular basis from any Variable Sub-Account or any Fixed Account Option to any of the other Variable Sub-Accounts. You may not use the Dollar Cost Averaging Program to transfer amounts to the Fixed Account Options. This program is available only during the Accumulation Phase.

We will not charge a transfer fee for transfers made under this Program, nor will such transfers count against the 12 transfers you can make each Contract Year without paying a transfer fee.

The theory of dollar cost averaging is that if purchases of equal dollar amounts are made at fluctuating prices, the aggregate average cost per unit will be less than the average of the unit prices on the same purchase dates. However, participation in this Program does not assure you of a greater profit from your purchases under the Program nor will it prevent or necessarily reduce losses in a declining market. Call or write us for instructions on how to enroll.

AUTOMATIC PORTFOLIO REBALANCING PROGRAM
Once you have allocated your money among the Variable Sub-Accounts, the performance of each Sub-Account may cause a shift in the percentage you allocated to each Sub-Account. If you select our Automatic Portfolio Rebalancing Program, we will automatically rebalance the Contract Value in each Variable Sub-Account and return it to the desired percentage allocations. Money you allocate to the Fixed Account will not be included in the rebalancing.

We will rebalance your account quarterly, semi-annually, or annually. We will measure these periods according to your instructions. We will transfer amounts among the Variable Sub-Accounts to achieve the percentage allocations you specify. You can change your allocations at any time by contacting us in writing or by telephone. The new allocation will be effective with the first rebalancing that occurs after we receive your written or telephone request. We are not responsible for rebalancing that occurs prior to receipt of proper notice of your request.

Example:

   Assume that you want your initial purchase payment split among 2 Variable Sub-Accounts. You want 40% to be in the Morgan Stanley VIS Income Plus - Class Y Sub-Account and 60% to be in the Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account. Over the next 2 months the bond market does very well while the stock market performs poorly. At the end of the first quarter, the Morgan Stanley VIS Income Plus - Class Y Sub-Account now represents 50% of your holdings because of its increase in value. If you choose to

                               53     PROSPECTUS
   have your holdings in a Contract or Contracts rebalanced quarterly, on the first day of the next quarter we would sell some of your units in the Morgan Stanley VIS Income Plus - Class Y Sub-Account for the appropriate Contract(s) and use the money to buy more units in the Invesco Van Kampen V.I. Mid Cap Growth, Class II Sub-Account so that the percentage allocations would again be 40% and 60% respectively.

The transfers made under the program do not count towards the 12 transfers you can make without paying a transfer fee, and are not subject to a transfer fee.

Portfolio rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Contract Value allocated to the Variable Sub-Accounts that performed better during the previous time period.

EXPENSES
--------------------------------------------------------------------------------


As a Contract Owner, you will bear, directly or indirectly, the charges and expenses described below.

CONTRACT MAINTENANCE CHARGE
During the Accumulation Phase, on each Contract Anniversary, we will deduct a $30 contract maintenance charge from your assets invested in the Morgan Stanley VIS Money Market Variable Sub-Account. If there are insufficient assets in that Variable Sub-Account, we will deduct the balance of the charge proportionally from the other Variable Sub-Accounts. We also will deduct this charge if you withdraw your entire Contract Value, unless your Contract qualifies for a waiver. During the Payout Phase, we will deduct the charge proportionately from each income payment.

The charge is to compensate us for the cost of administering the Contracts and the Variable Account. Maintenance costs include expenses we incur in billing and collecting purchase payments; keeping records; processing death claims, cash withdrawals, and policy changes; proxy statements; calculating Accumulation Unit Values and income payments; and issuing reports to Contract Owners and regulatory agencies. We cannot increase the charge. We will waive this charge:

..   for the remaining term of the Contract once your total purchase payments to the Contract equal $50,000 or more; or

..   for a Contract Anniversary, if on that date, your entire Contract Value is allocated to the Fixed Account Options, or after the Payout Start Date, if all income payments are fixed income payments.

We reserve the right to waive this charge for all Contracts.

ADMINISTRATIVE EXPENSE CHARGE
For Contracts issued before January 1, 2005 and for Contracts issued on or after October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. For Contracts issued on or after January 1, 2005 and prior to October 17, 2005, we deduct an administrative expense charge at an annual rate of 0.30% of the average daily net assets you have invested in the Variable Sub-Accounts. Effective October 17, 2005 and thereafter, the administrative expense charge we deduct for such Contracts is at an annual rate of 0.19% of the average daily net assets you have invested in the Variable Sub-Accounts. We intend this charge to cover actual administrative expenses that exceed the revenues from the contract maintenance charge. There is no necessary relationship between the amount of administrative charge imposed on a given Contract and the amount of expenses that may be attributed to that Contract. We assess this charge each day during the Accumulation Phase and the Payout Phase. We may increase this charge for Contracts issued in the future, but in no event will it exceed 0.35%. We guarantee that after your Contract is issued we will not increase this charge for your Contract.

MORTALITY AND EXPENSE RISK CHARGE
We deduct a mortality and expense risk charge daily from the net assets you have invested in the Variable Sub-Accounts. We assess mortality and expense risk charges during the Accumulation and Payout Phases of the Contract, except as noted below. The annual mortality and expense risk charge for the Contracts without any optional benefit are as follows:

                   ALLSTATE VARIABLE ANNUITY            1.10%
                   ------------------------------------------
                   ALLSTATE VARIABLE ANNUITY - L SHARE  1.50%
                   ------------------------------------------

The mortality and expense risk charge is for all the insurance benefits available with your Contract (including our guarantee of annuity rates and the death benefits), for certain expenses of the Contract, and for assuming the risk (expense risk) that the current charges will not be sufficient in the future to cover the cost of administering the Contract. If the charges under the Contract are not sufficient, then we will bear the loss. We charge an additional amount for the optional benefits to compensate us for the additional risk that we accept by providing these options.

You will pay additional mortality and expense risk charges if you add any optional benefits to your Contract. The additional mortality and expense risk charge you pay will depend upon which of the options you select:

..   MAV Death Benefit Option: The current mortality and expense risk charge for this option is 0.20%.

                               54     PROSPECTUS

  This charge may be increased, but will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Enhanced Beneficiary Protection (Annual Increase) Option: The current mortality and expense risk charge for this option is 0.30%. This charge will never exceed 0.30%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. We deduct the charge for this option only during the Accumulation Phase.

..   Earnings Protection Death Benefit Option: The current mortality and expense risk charge for this option is:

   . 0.25% (maximum of 0.35%) if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date;

   . 0.40% (maximum of 0.50%) if the oldest Contract Owner or oldest Annuitant is age 71 or older and both are age 79 or younger on the Rider Application Date.

   The charges may be increased but they will never exceed the maximum charges shown above. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the charge will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued. Refer to the Death Benefit Payments provision in this prospectus for more information. We deduct the charge for this option only during the Accumulation Phase.

..   Income Protection Benefit Option: The current mortality and expense risk charge for this option is 0.50%. This charge may be increased, but will never exceed 0.75%. We guarantee that we will not increase the mortality and expense risk charge for this option after you have added it to your Contract. The charge will be deducted only during the Payout Phase.

TRUERETURN/SM/ ACCUMULATION BENEFIT OPTION FEE
We charge a separate annual Rider Fee for the TrueReturn Option. The current annual Rider Fee is 0.50% of the Benefit Base. We deduct the Rider Fee on each Contract Anniversary during the Rider Period or until you terminate the Option, if earlier. We reserve the right to increase the Rider Fee to up to 1.25%. We currently charge the same Rider Fee regardless of the Rider Period and Guarantee Option you select, however we reserve the right to charge different fees for different Rider Periods and Guarantee Options in the future. However, once we issue your Option, we cannot change the Rider Fee that applies to your Contract. If you elect to exercise the Rider Trade-In Option, the new Rider Fee will be based on the Rider Fee percentage applicable to a new TrueReturn Option at the time of trade-in.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each Variable Sub-Account. If you terminate this Option prior to the Rider Maturity Date on a date other than a Contract Anniversary, we will deduct an entire Rider Fee from your Contract Value on the date the Option is terminated. However, if the Option is terminated due to death of the Contract Owner or Annuitant, we will not charge a Rider Fee unless the date we receive a Complete Request for Settlement of the Death Proceeds is also a Contract Anniversary. If the Option is terminated on the Payout Start Date, we will not charge a Rider Fee unless the Payout Start Date is also a Contract Anniversary. Additionally, if you elect to exercise the Rider Trade-In Option and cancel the Option on a date other than a Contract Anniversary, we will not deduct a Rider Fee on the date the Option is terminated. Refer to the "TrueReturn/SM/ Accumulation Benefit Option" section of this prospectus for more information.

SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FEE AND SPOUSAL PROTECTION BENEFIT(CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS FEE We charge a separate annual Rider Fee for both the Spousal Protection Benefit (Co-Annuitant) Option and Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts. The current annual Rider Fee is 0.10% of the Contract Value for either Option. This applies to all new Options added on or after January 1, 2005. For Options added prior to January 1, 2005, there is no charge associated with the Options. We deduct the Rider Fee on each Contract Anniversary up to and including the date you terminate the Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value. We reserve the right to charge different Rider Fees for new Spousal Protection Benefit (Co-Annuitant) Options and/or new Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts we offer in the future. Once we issue your Option, we cannot change the Rider Fee that applies to your Contract.

The Rider Fee is deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your value in each Variable Sub-Account bears to your total value in all Variable Sub-Accounts. Rider Fees will decrease the number of Accumulation Units in each

                               55     PROSPECTUS

Variable Sub-Account. If, at the time the Rider Fee is deducted, the Rider Fee exceeds the total value in all Variable Sub-Accounts, the excess of the Rider Fee over the total value in all Variable Sub-Accounts will be waived.

The first Rider Fee will be deducted on the first Contract Anniversary following the Rider Date. A Rider Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Option is terminated. We will not charge a Rider Fee on the date the Option is terminated, on a date other than the Contract Anniversary, if the Option is terminated on the Payout Start Date or due to death of the Contract Owner or Annuitant.

For the first Contract Anniversary following the Rider Date, the Rider Fee is equal to the number of months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value as of the first Contract Anniversary. For subsequent Contract Anniversaries, the Rider Fee is equal to 0.10% multiplied by the Contract Value as of that Contract Anniversary. If you terminate this Option on a date other than a Contract Anniversary, we will deduct a Rider Fee. The Rider Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination, or if you terminate this Option during the first Benefit Year, from the Rider Date to the date of termination. The pro-rated Rider Fee will be equal to the number of full months from the Contract Anniversary to the date of termination, or if you terminate this Option during the first Contract Year after adding the Option, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.10%, with the result multiplied by the Contract Value immediately prior to the termination.

RETIREMENT INCOME GUARANTEE OPTION FEE
We discontinued offering the Retirement Income Guarantee Options as of January 1, 2004 (up to May 1, 2004 in certain states). Fees described below apply to Contract Owners who selected an Option prior to January 1, 2004 (up to May 1, 2004 in certain states). We impose a separate annual Rider Fee for RIG 1 and RIG 2. The current annual Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The current annual Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary. See "Retirement Income Guarantee Options" for details.

We deduct the Rider Fees only from the Variable Sub-Account(s) on a pro-rata basis. For the initial Contract Anniversary after the Rider Date, we will deduct a fee pro rated to cover the period from the Rider Date to the Contract Anniversary. In the case of a full withdrawal of the Contract Value on any date other than the Contract Anniversary, we will deduct from the amount paid upon withdrawal the Rider Fee multiplied by the appropriate Income Base immediately prior to the withdrawal pro rated to cover the period the Option was in effect during the current Contract Year. We will not deduct the Rider Fee during the Payout Phase.

WITHDRAWAL BENEFIT OPTION FEE
Effective May 1, 2006, we ceased offering the SureIncome Option except in a limited number of states. We charge separate annual Rider Fees for each of the SureIncome Option (the "SUREINCOME OPTION FEE"), the SureIncome Plus Option (the "SUREINCOME PLUS OPTION FEE"), and the SureIncome For Life Option (the "SUREINCOME FOR LIFE OPTION FEE"). Collectively, we refer to the SureIncome Option Fee, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee as the "WITHDRAWAL BENEFIT OPTION FEES". "WITHDRAWAL BENEFIT OPTION FEE" is used to refer to any one of the Withdrawal Benefit Option Fees.

The current annual SureIncome Option Fee is 0.50% of the Benefit Base. The current annual SureIncome Plus Option Fee and the current annual SureIncome For Life Option Fee are each 0.65% of the Benefit Base. We reserve the right to increase any Withdrawal Benefit Option Fee to up to 1.25% of the Benefit Base. We reserve the right to charge a different Withdrawal Benefit Option Fee for different Withdrawal Benefit Factors or Withdrawal Benefit Options we may offer in the future. Once we issue your Withdrawal Benefit Option, we cannot change the Withdrawal Benefit Option Fee that applies to your Contract. If applicable, if you elect to exercise the Rider Trade-In Option, the new Withdrawal Benefit Option Fee will be based on the Withdrawal Benefit Option Fee percentage applicable to a new Withdrawal Benefit Option available at the time of trade-in.

We deduct the Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option. The Withdrawal Benefit Option Fees are deducted only from the Variable Sub-Account(s) on a pro-rata basis in the proportion that your Contract Value in each Variable Sub-Account bears to your total Contract Value in all Variable Sub-Accounts. The Withdrawal Benefit Option Fee will decrease the number of Accumulation Units in each Variable Sub-Account. If, at the time the Withdrawal Benefit Option Fee is deducted, the Withdrawal Benefit Option Fee exceeds the total Contract Value in all Variable Sub-Accounts, the excess of the Withdrawal Benefit Option Fee over the total Contract Value in all Variable Sub-Accounts will be waived.

The first Withdrawal Benefit Option Fee will be deducted on the first Contract Anniversary following the Rider Date. A Withdrawal Benefit Option Fee will be deducted on each subsequent Contract Anniversary up to and including the date the Withdrawal Benefit Option is terminated.

For the first Contract Anniversary following the Rider Date, the SureIncome Option Fee is equal to the number of full months from the Rider Date to the first Contract

                               56     PROSPECTUS

Anniversary, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base on the first Contract Anniversary. For subsequent Contract Anniversaries, the SureIncome Option Fee is equal to 0.50% multiplied by the Benefit Base as of that Contract Anniversary.

For the first Contract Anniversary following the Rider Date, the SureIncome Plus Option Fee and the SureIncome For Life Option Fee are each equal to the number of full months from the Rider Date to the first Contract Anniversary, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base on the first Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value. For subsequent Contract Anniversaries, the SureIncome Plus Option Fee and the SureIncome For Life Option Rider Fee are each equal to 0.65% multiplied by the Benefit Base on that Contract Anniversary increased by purchase payments and decreased by withdrawals, but prior to the Benefit Base being recalculated based on the Contract Value for any of the ten Contract Anniversaries after the Rider Date. As previously stated, we will deduct Withdrawal Benefit Option Fees on each Contract Anniversary up to and including the date you terminate the Option.

If you terminate the SureIncome Option or the SureIncome Plus Option on a date other than a Contract Anniversary, we will deduct the Withdrawal Benefit Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner or Annuitant. If you terminate the SureIncome For Life Option on a date other than a Contract Anniversary, we will deduct the SureIncome For Life Option Fee unless the termination is on the Payout Start Date or is due to the death of the Contract Owner, Annuitant, or the death of the SureIncome Covered Life. The Withdrawal Benefit Option Fee will be pro-rated to cover the period from the last Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, from the Rider Date to the date of termination. For the SureIncome Option, the pro-rated SureIncome Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the SureIncome Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.50%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. For the SureIncome Plus Option and the SureIncome For Life Option, the pro-rated Withdrawal Benefit Option Fee will be equal to the number of full months from the Contract Anniversary to the date of termination or, if you terminate the Withdrawal Benefit Option during the first Benefit Year, the number of full months from the Rider Date to the date of termination, divided by twelve, multiplied by 0.65%, with the result multiplied by the Benefit Base immediately prior to the withdrawal or termination. The Withdrawal Benefit Option Fee will be waived during the Withdrawal Benefit Payout Phase.

TRANSFER FEE
We impose a fee upon transfers in excess of 12 during any Contract Year. The current fee is equal to 1.00% of the dollar amount transferred. This fee may be increased, but in no event will it exceed 2.00% of the dollar amount transferred. We will not charge a transfer fee on transfers that are part of a Dollar Cost Averaging Program or Automatic Portfolio Rebalancing Program.

WITHDRAWAL CHARGE
We may assess a withdrawal charge from the purchase payment(s) you withdraw. The amount of the charge will depend on the number of years that have elapsed since we received the purchase payment being withdrawn. A schedule showing the withdrawal charges applicable to each Contract appears on page 12. If you make a withdrawal before the Payout Start Date, we will apply the withdrawal charge percentage in effect on the date of the withdrawal, or the withdrawal charge percentage in effect on the following day, whichever is lower.

Withdrawals also may be subject to tax penalties or income tax. You should consult with your tax counsel or other tax advisor regarding any withdrawals.

Withdrawals from the Market Value Adjusted Fixed Account Option may be subject to a market value adjustment. Refer to page 49 for more information on market value adjustments.

FREE WITHDRAWAL AMOUNT
You can withdraw up to the Free Withdrawal Amount each Contract Year without paying the withdrawal charge. The Free Withdrawal Amount for a Contract Year is equal to 15% of all purchase payments that are subject to a withdrawal charge as of the beginning of that Contract Year, plus 15% of the purchase payments added to the Contract during the Contract Year. The withdrawal charge applicable to Contracts owned by Charitable Remainder Trusts is described below.

Purchase payments no longer subject to a withdrawal charge will not be used to determine the Free Withdrawal Amount for a Contract Year, nor will they be assessed a withdrawal charge, if withdrawn. The Free Withdrawal Amount is not available in the Payout Phase.

You may withdraw up to the Free Withdrawal Amount in each Contract Year it is available without paying a withdrawal charge; however, the amount withdrawn may be subject to a Market Value Adjustment or applicable taxes. If you do not withdraw the entire Free Withdrawal Amount in a Contract Year, any remaining portion may not be carried forward to increase the Free Withdrawal Amount in a later Contract Year.

                               57     PROSPECTUS

For purposes of assessing the withdrawal charge, we will treat withdrawals as coming from the oldest purchase payments first as follows:

1) Purchase payments that no longer are subject to withdrawal charges;

2) Free Withdrawal Amount (if available);

3) Remaining purchase payments subject to withdrawal charges, beginning with the oldest purchase payment;

4) Any earnings not previously withdrawn.

However, for federal income tax purposes, earnings are considered to come out first, which means that you will pay taxes on the earnings portion of your withdrawal.

If the Contract Owner is a Charitable Remainder Trust, the Free Withdrawal Amount in a Contract Year is equal to the greater of:

..   The Free Withdrawal Amount described above; or

..   Earnings as of the beginning of the Contract Year that have not been previously withdrawn.

For purposes of assessing the withdrawal charge for a Charitable Remainder Trust-Owned Contract, we will treat withdrawals as coming from the earnings first and then the oldest purchase payments as follows:

1) Earnings not previously withdrawn;

2) Purchase payments that are no longer subject to withdrawal charges;

3) Free Withdrawal Amount in excess of earnings;

4) Purchase payments subject to withdrawal charges, beginning with the oldest purchase payment.

ALL CONTRACTS

We do not apply a withdrawal charge in the following situations:

..   the death of the Contract Owner or Annuitant (unless the Settlement Value is used);

..   withdrawals taken to satisfy IRS minimum distribution rules for the
    Contract; or

..   withdrawals that qualify for one of the waivers described below.

We use the amounts obtained from the withdrawal charge to pay sales commissions and other promotional or distribution expenses associated with marketing the Contracts. To the extent that the withdrawal charge does not cover all sales commissions and other promotional or distribution expenses, we may use any of our corporate assets, including potential profit which may arise from the mortality and expense risk charge or any other charges or fee described above, to make up any difference.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty. You should consult your own tax counsel or other tax advisers regarding any withdrawals.

CONFINEMENT WAIVER. We will waive the withdrawal charge on any applicable withdrawal taken under your Contract if the following conditions are satisfied:

1. you or the Annuitant, if the Contract Owner is not a living person, are first confined to a long term care facility or a hospital for at least 90 consecutive days. You or the Annuitant must enter the long term care facility or hospital at least 30 days after the Issue Date,

2. we receive your request for withdrawal and Due Proof of confinement no later than 90 days following the end of your or the Annuitant's confinement at the long term care facility or hospital, and

3. a physician must have prescribed the confinement and the confinement must be medically necessary (as defined in the Contract).

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating the dates the Owner or Annuitant was confined, the name and location of the Long Term Care Facility or Hospital, a statement that the confinement was medically necessary, and, if released, the date the Owner or Annuitant was released from the Long Term Care Facility or Hospital.

TERMINAL ILLNESS WAIVER. We will waive the withdrawal charge on any applicable withdrawal under your Contract if:

1. you or the Annuitant, if the Contract Owner is not a living person, are diagnosed by a physician as having a terminal illness (as defined in the Contract) at least 30 days after the Issue Date, and

2. you provide Due Proof of diagnosis to us before or at the time you request the withdrawal.

"DUE PROOF " includes, but is not limited to, a letter signed by a physician stating that the Owner or Annuitant has a Terminal Illness and the date the Terminal Illness was first diagnosed.

UNEMPLOYMENT WAIVER. We will waive the withdrawal charge on one partial or a full withdrawal taken under your Contract, if you meet the following requirements:

1. you or the Annuitant, if the Contract Owner is not a living person, become unemployed at least one year after the Issue Date,

2. you or the Annuitant receive Unemployment Compensation for at least 30 consecutive days as a result of that unemployment, and

                               58     PROSPECTUS

3. you or the Annuitant claim this benefit within 180 days of your or the Annuitant's initial receipt of Unemployment Compensation.

Before we will waive any withdrawal charges, you must give us Due Proof prior to, or at the time of, the withdrawal request, that you or the Annuitant have been unemployed and have been granted Unemployment Compensation for at least 30 consecutive days.

"UNEMPLOYMENT COMPENSATION" means unemployment compensation received from a unit of state or federal government in the U.S. "DUE PROOF " includes, but is not limited to, a legible photocopy of an unemployment compensation payment that meets the above described criteria with regard to dates and a signed letter from you stating that you or the Annuitant meet the above described criteria.

You may exercise this benefit once over the term of the Contract. Amounts withdrawn may be subject to Market Value Adjustments.

Please refer to your Contract for more detailed information about the terms and conditions of these waivers.

The laws of your state may limit the availability of these waivers and may also change certain terms and/or benefits available under the waivers. You should consult your Contract for further details on these variations. Also, even if you do not pay a withdrawal charge because of these waivers, a Market Value Adjustment may apply and you still may be required to pay taxes or tax penalties on the amount withdrawn. You should consult your tax advisor to determine the effect of a withdrawal on your taxes.

PREMIUM TAXES
Some states and other governmental entities (e.g., municipalities) charge premium taxes or similar taxes. We are responsible for paying these taxes and will deduct them from your Contract Value. Some of these taxes are due when the Contract is issued, others are due when income payments begin or upon surrender. Our current practice is not to charge anyone for these taxes until income payments begin or when a total withdrawal occurs including payment upon death. We may some time in the future discontinue this practice and deduct premium taxes from the purchase payments. Premium taxes generally range from 0% to 4%, depending on the state.

At the Payout Start Date, we deduct the charge for premium taxes from each investment alternative in the proportion that the Contract Value in the investment alternative bears to the total Contract Value.

DEDUCTION FOR SEPARATE ACCOUNT INCOME TAXES
We are not currently maintaining a provision for taxes. In the future, however, we may establish a provision for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the operation of the Variable Account. We will deduct for any taxes we incur as a result of the operation of the Variable Account, whether or not we previously made a provision for taxes and whether or not it was sufficient. Our status under the Internal Revenue Code is briefly described in the "Taxes" section of this prospectus.

OTHER EXPENSES
Each Portfolio deducts advisory fees and other expenses from its assets. You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-Accounts. These fees and expenses are described in the prospectuses for the Portfolios. For a summary of Portfolio annual expenses, see pages 12-15. We receive compensation from the investment advisers, administrators or distributors, or their affiliates, of the Portfolios in connection with the administrative, distribution, or other services we provide to the Portfolios. We collect this compensation under agreements between us and the Portfolio's investment adviser, administrators or distributors, and is calculated based on a percentage of the average assets allocated to the Portfolio.

ACCESS TO YOUR MONEY
--------------------------------------------------------------------------------


WITHDRAWALS
You can withdraw some or all of your Contract Value at any time prior to the Payout Start Date. Withdrawals also are available under limited circumstances on or after the Payout Start Date. See "Income Plans" on page 60.

The amount payable upon withdrawal is the Contract Value (or portion thereof) next computed after we receive the request for a withdrawal at our home office, adjusted by any applicable Market Value Adjustment, less any applicable withdrawal charges, income tax withholding, penalty tax, contract maintenance charge, Rider Fee, and any premium taxes. We will pay withdrawals from the Variable Account within 7 days of receipt of the request, subject to postponement in certain circumstances. You can withdraw money from the Variable Account or the Fixed Account Option(s) available under your Contract. To complete a partial withdrawal from the Variable Account, we will cancel Accumulation Units in an amount equal to the withdrawal and any applicable charges, fees and taxes.

You must name the investment alternative from which you are taking the withdrawal. If none is named, then the withdrawal request is incomplete and cannot be honored.

In general, you must withdraw at least $50 at a time.

                               59     PROSPECTUS

Withdrawals from the Standard Fixed Account Option may be subject to a restriction. See "Standard Fixed Account Options" on page 48.

Withdrawals taken prior to the Payout Start Date are generally considered to come from the earnings in the Contract first. If the Contract is tax-qualified, generally all withdrawals are treated as distributions of earnings. Withdrawals of earnings are taxed as ordinary income and, if taken prior to age 59 1/2, may be subject to an additional 10% federal penalty tax. If any withdrawal reduces your Contract Value to less than $1,000, we will treat the request as a withdrawal of the entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. If you request a total withdrawal, we may require that you return your Contract to us. Your Contract will terminate if you withdraw all of your Contract Value, subject to certain exceptions if a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" for more details. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and taxes.

WRITTEN REQUESTS AND FORMS IN GOOD ORDER.
Written requests must include sufficient information and/or documentation, and be sufficiently clear, to enable us to complete your request without the need to exercise discretion on our part to carry it out. You may contact our Customer Service Center to learn what information we require for your particular request to be in "good order." Additionally, we may require that you submit your request on our form. We reserve the right to determine whether any particular request is in good order, and to change or waive any good order requirements at any time.

POSTPONEMENT OF PAYMENTS
We may postpone the payment of any amounts due from the Variable Account under the Contract if:

1. The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on the Exchange is otherwise restricted,

2.  An emergency exists as defined by the SEC, or

3.  The SEC permits delay for your protection.

We may delay payments or transfers from the Fixed Account Option(s) available under your Contract for up to 6 months or shorter period if required by law. If we delay payment or transfer for 30 days or more, we will pay interest as required by law.

SYSTEMATIC WITHDRAWAL PROGRAM
You may choose to receive systematic withdrawal payments on a monthly, quarterly, semi-annual, or annual basis at any time prior to the Payout Start Date. Please consult your Morgan Stanley Financial Advisor or call us at 1-800-457-7617 for more information.

Any systematic withdrawal programs based upon IRS minimum distribution requirements may be modified to ensure guarantees under any Withdrawal Benefit Option currently attached to your Contract are not impacted by the withdrawals. Withdrawals made outside of any systematic withdrawal program based upon IRS minimum distribution requirements may impact the guarantees provided under any Withdrawal Benefit Option currently attached to your Contract.

Depending on fluctuations in the value of the Variable Sub-Accounts and the value of the Fixed Account Options, systematic withdrawals may reduce or even exhaust the Contract Value. Income taxes may apply to systematic withdrawals. Please consult your tax advisor before taking any withdrawal.

We will make systematic withdrawal payments to you or your designated payee. At our discretion, we may modify or suspend the Systematic Withdrawal Program and charge a processing fee for the service. If we modify or suspend the Systematic Withdrawal Program, existing systematic withdrawal payments will not be affected.

MINIMUM CONTRACT VALUE
If your request for a partial withdrawal would reduce your Contract Value to less than $1,000, we may treat it as a request to withdraw your entire Contract Value, unless a Withdrawal Benefit Option is currently attached to your Contract. See "Withdrawal Benefit Options" above for more information. Your Contract will terminate if you withdraw all of your Contract Value. We will, however, ask you to confirm your withdrawal request before terminating your Contract. If we terminate your Contract, we will distribute to you its Contract Value, adjusted by any applicable Market Value Adjustment, less withdrawal and other charges and applicable taxes.

                               60     PROSPECTUS

INCOME PAYMENTS
--------------------------------------------------------------------------------


PAYOUT START DATE
The Payout Start Date is the day that we apply your Contract Value adjusted by any applicable Market Value Adjustment and less applicable taxes to an Income Plan. The first income payment must occur at least 30 days after the Issue Date. The Payout Start Date may be no later than:

..   the Annuitant's 99th birthday, or

..   the 10th Contract Anniversary, if later.

You may change the Payout Start Date at any time by notifying us in writing of the change at least 30 days before the scheduled Payout Start Date. Absent a change, we will use the Payout Start Date stated in your Contract.

INCOME PLANS
An "Income Plan" is a series of payments made on a scheduled basis to you or to another person designated by you. You may select more than one Income Plan. If you choose more than one Income Plan, you must specify what proportions of your Contract Value, adjusted by any Market Value Adjustment and less any applicable taxes, should be allocated to each such Income Plan. For tax reporting purposes, your cost basis and any gain on the Contract will be allocated proportionally to each Income Plan you select based on the proportion of your Contract Value applied to each such Income Plan. We reserve the right to limit the number of Income Plans that you may select. If you choose to add the Income Protection Benefit Option, certain restrictions may apply as described under "Income Protection Benefit Option," below. If you do not select an Income Plan, we will make income payments in accordance with Income Plan 1 with a Guaranteed Payment Period of 10 years. If any Contract Owner dies during the Payout Phase, the new Contract Owner will be the surviving Contract Owner. If there is no surviving Contract Owner, the new Contract Owner will be the Beneficiary(ies) as described in the "Beneficiary" section of this prospectus. Any remaining income payments will be paid to the new Contract Owner as scheduled. Income payments to Beneficiaries may be subject to restrictions established by the Contract Owner. After the Payout Start Date, you may not make withdrawals (except as described below) or change your choice of Income Plan.

Currently seven Income Plans are available. Depending on the Income Plan(s) you choose, you may receive:

..   fixed income payments;

..   variable income payments; or

..   a combination of the two.

A portion of each payment will be considered taxable and the remaining portion will be a non-taxable return of your investment in the Contract, which is also called the "basis." Once the basis in the Contract is depleted, all remaining payments will be fully taxable. If the Contract is tax-qualified, generally, all payments will be fully taxable. Taxable payments taken prior to age 59 1/2, may be subject to an additional 10% federal tax penalty.

The seven Income Plans are:

INCOME PLAN 1 - LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as the Annuitant lives. If the Annuitant dies in the Payout Phase, we will continue to pay income payments until the guaranteed number of payments has been paid. The number of months guaranteed ("Guaranteed Payment Period") may range from 0 to 360 months. If the Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months.

INCOME PLAN 2 - JOINT AND SURVIVOR LIFE INCOME WITH GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for at least as long as either the Annuitant or the joint Annuitant, named at the time the Income Plan was selected, lives. If both the Annuitant and joint Annuitant die in the Payout Phase, we will continue to pay the income payments until the guaranteed number of payments has been paid. The Guaranteed Payment Period may range from 0 to 360 months. If either the Annuitant or joint Annuitant is age 90 or older as of the Payout Start Date, the Guaranteed Payment Period may range from 60 to 360 months. You may elect a reduced survivor plan of 50%, 66% or 75% of the payment amount. If you do not elect a reduced survivor amount, the payments will remain at 100%. If you elect a reduced survivor payment plan, the amount of each income payment initially will be higher but a reduction will take place at the later of 1) the death of an Annuitant; or 2) at the end of the guaranteed payment period.

INCOME PLAN 3 - GUARANTEED NUMBER OF PAYMENTS. Under this plan, we make periodic income payments for the period you have chosen. These payments do not depend on the Annuitant's life. The shortest number of months guaranteed is 60 (120 if the Payout Start Date occurs prior to the third Contract Anniversary). The longest number of months guaranteed is 360 or the number of months between the Payout Start Date and the date that the Annuitant reaches age 100, if greater. In no event may the number of months guaranteed exceed 600.

We will deduct the mortality and expense risk charge from the assets of the Variable Sub-Account supporting this Income Plan even though we may not bear any mortality risk. You may make withdrawals, change the length of the guaranteed payment period, or change the frequency of income payments under Income Plan 3. See "Modifying Payments" and "Payout Withdrawals" below for more details.

INCOME PLAN 4 - LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the death of the Annuitant. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Payments under this plan are available only as fixed income payments.

INCOME PLAN 5 - JOINT LIFE INCOME WITH CASH REFUND. Under this plan, we make periodic income payments until the deaths of both the Annuitant and joint Annuitant. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will pay a lump sum payment of the remaining amount. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

                               61     PROSPECTUS

INCOME PLAN 6 - LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the death of the Annuitant; or
(2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the death of the Annuitant occurs before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Payments under this plan are available only as fixed income payments.

INCOME PLAN 7 - JOINT LIFE INCOME WITH INSTALLMENT REFUND. Under this plan, we make periodic income payments until the later of: (1) the deaths of both the Annuitant and joint Annuitant; or (2) the total amount paid out under the annuity is equal to the total amount applied to the Income Plan. If the deaths of both the Annuitant and joint Annuitant occur before the total amount applied to an Income Plan is paid out, we will continue to make payments in the same manner until any remaining payments are paid out. Currently, a reduced survivor plan is not available. Payments under this plan are available only as fixed income payments.

If you choose an Income Plan with payments that continue for the life of the Annuitant or joint Annuitant, we may require proof of age and sex of the Annuitant or joint Annuitant before starting income payments, and proof that the Annuitant or joint Annuitant is alive before we make each payment. Please note that under Income Plans 1 and 2, if you do not select a Guaranteed Payment Period, it is possible that the payee could receive only one income payment if the Annuitant and any joint Annuitant both die before the second income payment, or only two income payments if they die before the third income payment, and so on.

The length of any Guaranteed Payment Period under your selected Income Plan generally will affect the dollar amounts of each income payment. As a general rule, longer Guarantee Payment Periods result in lower income payments, all other things being equal. For example, if you choose an Income Plan with payments that depend on the life of the Annuitant but with no guaranteed payments, the income payments generally will be greater than the income payments made under the same Income Plan with a specified Guaranteed Payment Period.

MODIFYING PAYMENTS

After the Payout Start Date, you may make the following changes under Income Plan 3:

..   You may request to modify the length of the Guaranteed Payment Period. If you elect to change the length of the Guaranteed Payment Period, the new Guaranteed Payment Period must be within the original minimum and maximum period you would have been permitted to select on the Payout Start Date. However, the maximum payment period permitted will be shortened by the period elapsed since the original Guaranteed Payment Period began. If you change the length of your Guaranteed Payment Period, we will compute the present value of your remaining payments, using the same assumptions we would use if you were terminating the income payments, as described in Payout Withdrawal. We will then adjust the remaining payments to equal what that value would support based on those same assumptions and based on the revised Guaranteed Payment Period.

..   You may request to change the frequency of your payments.

We currently allow you to make the changes described above once each Contract Year; on that single occasion you may make either change alone, or both simultaneously. We reserve the right to change this practice at any time without prior notice.

Changes to either the frequency of payments or length of the Guaranteed Payment Period will result in a change to the payment amount and may change the amount of each payment that is taxable to you.

Modifying payments of this Contract may not be allowed under Qualified Contracts. In order to satisfy required minimum distributions ("RMD") under current Treasury regulations, once income payments have begun over a Guaranteed Payment Period, the Guaranteed Payment Period may not be changed even if the new period is shorter than the maximum permitted. Please consult with a competent tax advisor prior to making a request to modify payments if your Contract is subject to RMD requirements.

Any change to either the frequency of payments or length of a Guaranteed Payment Period will take effect on the next payment date after we accept the requested change.

PAYOUT WITHDRAWAL

You may terminate all or a portion of the income payments being made under Income Plan 3 at any time and withdraw their present value ("withdrawal value"), subject to a Payout Withdrawal Charge, by writing to us ("Payout Withdrawal"). For variable income payments, the withdrawal value is equal to the present value of the variable income payments being terminated, calculated using a discount rate equal to the assumed investment rate that was used in determining the initial variable payment. For fixed income payments, the withdrawal value is equal to the present value of the fixed income payments being terminated, calculated using a discount rate equal to the applicable current interest rate (this may be the initial interest rate in some states.) The applicable current interest rate is the rate we are using on the date we receive your Payout Withdrawal request to determine income payments for a new annuitization with a payment period equal to the remaining payment period of the income payments being terminated.

                               62     PROSPECTUS

A Payout Withdrawal must be at least $50. If any Payout Withdrawal reduces the value of the remaining income payments to an amount not sufficient to provide an initial payment of at least $20, we reserve the right to terminate the Contract and pay you the present value of the remaining income payments in a lump sum. If you withdraw the entire value of the remaining income payments, the Contract will terminate.

You must specify the investment alternative(s) from which you wish to make a Payout Withdrawal. If you withdraw a portion of the value of your remaining income payments, the payment period will remain unchanged and your remaining payment amounts will be reduced proportionately.

PAYOUT WITHDRAWAL CHARGE

To determine the Payout Withdrawal Charge, we assume that purchase payments are withdrawn first, beginning with the oldest payment. When an amount equal to all purchase payments has been withdrawn, additional withdrawals will not be assessed a Payout Withdrawal Charge.

Payout Withdrawals will be subject to a Payout Withdrawal Charge for each Contract as follows:

                                         Number of Complete Years Since We Received the Purchase
                                         Payment Being Withdrawn/Applicable Charge:
    CONTRACT:                            0       1       2      3      4      5      6      7      8+
    -----------------------------------------------------------------------------------------------------
    Allstate Variable Annuity            7%      7%      6%     5%     4%     3%     2%     0%     0%
    Allstate Variable Annuity - L Share  7%      6%      5%     0%

ADDITIONAL INFORMATION. We may make other Income Plans available. You may obtain information about them by writing or calling us. On the Payout Start Date, you must specify the portion of the Contract Value to be applied to variable income payments and the portion to be applied to fixed income payments. For the portion of your Contract Value to be applied to variable income payments, you must also specify the Variable Sub-Accounts on which to base the variable income payments as well as the allocation among those Variable Sub-Accounts. If you do not choose how the Contract Value is to be applied, then the portion of the Contract Value in the Variable Account on the Payout Start Date will be applied to variable income payments, according to the Variable Sub-Account allocations as of the Payout Start Date, and the remainder of the Contract Value will be applied to fixed income payments.

We will apply your Contract Value, adjusted by any applicable Market Value Adjustment, less applicable taxes, to your Income Plan(s) on the Payout Start Date. We can make income payments in monthly, quarterly, semi-annual or annual installments, as you select. If the Contract Value is less than $2,000 when it is applied to the Income Plan(s) you choose, or not enough to provide an initial payment of at least $20 when it is applied to the Income Plan(s) you choose, and state law permits, we may:

..   terminate the Contract and pay you the Contract Value, adjusted by any applicable Market Value Adjustment and less any applicable taxes, in a lump sum instead of the periodic payments you have chosen, or

..   reduce the frequency of your payments so that each payment will be at least
    $20.

VARIABLE INCOME PAYMENTS
The amount of your variable income payments depends upon the investment results of the Variable Sub-Accounts you select, the premium taxes you pay, the age and sex of the Annuitant, and the Income Plan you choose. We guarantee that the payments will not be affected by: (a) company mortality experience; or (b) the amount of our administration expenses.

We cannot predict the total amount of your variable income payments, which may be more or less than your total purchase payments because (a) variable income payments vary with the investment results of the underlying Portfolios; and
(b) under some of the Income Plans, we make income payments only so long as an Annuitant is alive or any applicable Guaranteed Payment Period has not yet expired.

In calculating the amount of the periodic payments in the annuity tables in the Contracts, we used an assumed investment rate ("AIR", also known as benchmark rate) of 3%. Currently, you may choose either a 6%, 5%, or 3% AIR per year. If you select the Income Protection Benefit Option, however, the 3% AIR must apply. The 6% and 5% AIR may not be available in all states (check with your representative for availability). Currently, if you do not choose one, the 5% AIR will automatically apply (except in states in which the 5% AIR is not available; in those states, the 3% AIR will automatically apply). You may not change the AIR after you have selected an Income Plan.

We reserve the right to offer other assumed investment rates. If the actual net investment return of the Variable Sub-Accounts you choose is less than the AIR, then the dollar amount of your variable income payments will decrease. The dollar amount of your variable income payments will increase, however, if the actual net investment return exceeds the AIR. The dollar amount of the variable income payments stays level if the net investment return equals the AIR. With a higher AIR, your initial income payment will be larger than with a lower AIR. While income payments continue to be

                               63     PROSPECTUS
made, however, this disparity will become smaller and, if the payments have continued long enough, each payment will be smaller than if you had initially chosen a lower AIR.

Please refer to the Statement of Additional Information for more detailed information as to how we determine variable income payments.

You may also elect a variable income payment stream consisting of level monthly, quarterly or semi-annual payments. If you elect to receive level monthly, quarterly or semi-annual payments, the payments must be recalculated annually. You may only elect to receive level payments at or before the Payout Start Date. If you have elected level payments for an Income Plan(s), you may not make any variable to fixed payment transfers within such Income Plan(s). We will determine the amount of each annual payment as described above, place this amount in our general account, and then distribute it in level monthly, quarterly or semi-annual payments. The sum of the level payments will exceed the annual calculated amount because of an interest rate factor we use, which may vary from year to year, but will not be less than 2% per year. We do not allow withdrawals of the annual amount unless you make a full or partial withdrawal request of the value of the remaining payments under Income Plan 3. Withdrawals will be assessed a Payout Withdrawal Charge, if applicable. If the Annuitant dies while you are receiving level payments, you will not be entitled to receive any remaining level payments for that year (unless the Annuitant dies before the end of the Guaranteed Payment Period). For example, if you have selected Income Plan 1 with no Guaranteed Payment Period and the Annuitant dies during the year, the Beneficiary will not be entitled to receive the remaining level payments for that year.

INCOME PROTECTION BENEFIT OPTION
We offer an Income Protection Benefit Option, which may be added to your Contract on the Payout Start Date for an additional mortality and expense risk charge if you have selected variable income payments subject to the following conditions:

..   The Annuitant and joint Annuitant, if applicable, must be age 75 or younger on the Payout Start Date.

..   You must choose Income Plan 1 or 2, and the Guaranteed Payment Period must be for at least 120 months, unless the Internal Revenue Service requires a different payment period.

..   You may apply the Income Protection Benefit Option to more than one Income
    Plan.

..   The AIR must be 3% for the Income Plan(s) to which you wish to apply this benefit.

..   You may only add the Income Protection Benefit Option on the Payout Start
    Date and, once added, the option cannot be cancelled.

..   You may not add the Income Protection Benefit Option without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Income Protection Benefit Option.

..   You may not convert variable income payments to fixed income payments.

If you select the Income Protection Benefit Option, we guarantee that your variable income payments under each of the Income Plans to which the option is applied will never be less that 85% of the initial variable amount income value ("Income Protection Benefit"), as calculated on the Payout Start Date under such Income Plans, unless you have elected a reduced survivor payment plan under Income Plan 2. If you have elected a reduced survivor payment plan, we guarantee that your variable income payments to which the option is applied will never be less than 85% of the initial variable amount income value prior to the later of 1) the death of an Annuitant; or 2) the end of the guaranteed payment period. On or after the later of these events, we guarantee that your variable income payments will never be less than 85% of the initial variable amount income value multiplied by the percentage you elected for your reduced survivor plan. See Appendix C for numerical examples that illustrate how the Income Protection Benefit is calculated.

If you add the Income Protection Benefit Option to your Contract, the mortality and expense risk charge during the Payout Phase will be increased. The charge for the Income Protection Benefit Option will apply only to the Income Plan(s) to which the Option has been applied. Currently, the charge for this option is 0.50% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. We may change the amount we charge, but it will not exceed 0.75% of the average daily net Variable Account assets supporting the variable income payments to which the Income Protection Benefit Option applies. Once the option is issued, we will not increase what we charge you for the benefit.

In order to ensure that we achieve adequate investment diversification ("INCOME PROTECTION DIVERSIFICATION REQUIREMENT"), we reserve the right, in our sole discretion, to impose limitations on the investment alternatives in which you may invest during the Payout Phase with respect to the assets supporting the variable income payments to which the Income Protection Benefit Option applies. These limitations may include, but are not limited to, maximum investment limits on certain Variable Sub-Accounts, exclusion of certain Variable Sub-Accounts, required minimum allocations to certain Variable Sub-Accounts, and/or the required use of Automatic Portfolio Rebalancing.

To achieve our Income Protection Diversification Requirement, we have divided the Variable

                               64     PROSPECTUS

Sub-Accounts into three separate categories: "unrestricted," "restricted" and "excluded." Currently, we require that you allocate between 30% to 100% of the assets supporting your variable income payments to the unrestricted Variable Sub-Accounts in any manner you choose. You may allocate up to 70% of the assets supporting your variable income payments to the restricted Variable Sub-Accounts. You may not, however, allocate more than 20% of the assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts. You may not allocate ANY PORTION of the assets supporting your variable income payments to the excluded Variable Sub-Accounts.

In the following three tables, we list our current Income Protection Diversification Requirement:

UNRESTRICTED VARIABLE SUB-ACCOUNTS. There is no limit to the amount of assets supporting your variable income payments that you may allocate to any one or more of the following Variable Sub-Accounts. Currently, we require that you allocate AT LEAST 30% of the assets supporting your variable income payments to this category.

Morgan Stanley VIS Income Plus - Class Y Sub-Account
Morgan Stanley VIS Limited Duration - Class Y Sub-Account/(4)/
Morgan Stanley VIS Money Market - Class Y Sub-Account
Fidelity VIP Money Market - Service Class 2 Sub-Account
PIMCO VIT Real Return - Advisor Shares Sub-Account
PIMCO VIT Total Return - Advisor Shares Sub-Account

RESTRICTED VARIABLE SUB-ACCOUNTS. You may allocate up to 70% of the amount of assets supporting your variable income payments to the following Variable Sub-Accounts. Currently, you may not allocate more than 20% of the amount of assets supporting your variable income payments to any one of the restricted Variable Sub-Accounts.

Morgan Stanley VIS Aggressive Equity - Class Y Sub-Account
Morgan Stanley Multi Cap Growth - Class Y Sub-Account (formerly, Morgan Stanley VIS Capital Opportunities - Class Y Sub-Account)
Invesco V. I Dividend Growth - Series II Sub-Account
Morgan Stanley VIS European Equity - Class Y Sub-Account/(4)/
Invesco Van Kampen V.I. Global Value Equity - Series II Sub-Account/(6)/ Invesco V. I. High Yield - Series II Sub-Account/(1)/
Invesco Van Kampen V.I. Equity and Income - Series II Sub-Account/(1)(6)/ Invesco V.I. S&P 500 Index - Series II Sub-Account
Morgan Stanley VIS Strategist - Class Y Sub-Account
Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account/(1)/
Invesco V.I. Basic Value - Series II Sub-Account/(1)/
Invesco V.I. Core Equity - Series II Sub-Account/(5)/
AllianceBernstein VPS Growth - Class B Sub-Account
AllianceBernstein VPS Growth and Income - Class B Sub-Account/(1)/ AllianceBernstein VPS International Value - Class B Sub-Account AllianceBernstein VPS Large Cap Growth - Class B Sub-Account/(1)/ AllianceBernstein VPS Small/Mid Cap Value - Class B Sub-Account AllianceBernstein VPS Value - Class B Sub-Account
Fidelity VIP Contrafund(R) - Service Class 2 Sub-Account
Fidelity VIP Growth & Income - Service Class 2 Sub-Account
Fidelity VIP High Income - Service Class 2 Sub-Account
Fidelity VIP Mid Cap - Service Class 2 Sub-Account
FTVIP Franklin High Income Securities - Class 2 Sub-Account/(1)/
FTVIP Franklin Income Securities - Class 2 Sub-Account
FTVIP Mutual Global Discovery Securities - Class 2 Sub-Account
FTVIP Mutual Shares Securities - Class 2 Sub-Account
FTVIP Templeton Foreign Securities - Class 2 Sub-Account
Goldman Sachs VIT Structured U.S. Equity Sub-Account
Goldman Sachs VIT Large Cap Value Sub-Account
Goldman Sachs VIT Mid Cap Value Sub-Account/(4)/
PIMCO VIT CommodityRealReturn(TM) Strategy - Advisor Shares
Sub-Account
PIMCO VIT Emerging Markets Bond - Advisor Shares Sub-Account
Putnam VT Equity Income - Class IB Sub-Account
Putnam VT George Putnam Balanced Fund - Class IB Sub-Account (formerly, Putnam VT The George Putnam of Boston Fund - Class IB Sub-Account)
Putnam VT Growth and Income - Class IB Sub-Account/(1)/
Putnam VT International Equity - Class IB Sub-Account
Putnam VT Investors - Class IB Sub-Account/(3)/
Putnam VT Voyager - Class IB Sub-Account
UIF Growth, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Equity and Income, Series II Sub-Account
UIF Global Franchise, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. Mid Cap Value, Series II Sub-Account
UIF U.S. Real Estate, Class II Sub-Account/(2)/
Invesco Van Kampen V.I. International Growth Equity, Series II Sub-Account Invesco Van Kampen V.I. Comstock, Series II Sub-Account
Invesco Van Kampen V.I. Growth and Income, Series II Sub-Account

EXCLUDED VARIABLE SUB-ACCOUNTS. Currently, none of the following Variable Sub-Accounts are available to support variable income payments.

Invesco V.I. Capital Appreciation - Series II Sub-Account/(1)/ Invesco V.I. Mid Cap Core Equity - Series II Sub-Account/(1)/ FTVIP Franklin Flex Cap Growth Securities - Class 2 Sub-Account Goldman Sachs VIT Structured Small Cap Equity Sub-Account
UIF Small Company Growth, Class II Sub-Account/(2)/
UIF Emerging Markets Equity, Class II Sub-Account/(2)/
UIF Mid Cap Growth, Class II Sub-Account/(2)/
UIF Emerging Markets Debt, Class II Sub-Account/(1)(2)/
Invesco Van Kampen V.I. Capital Growth, Series II Sub-Account Invesco Van Kampen V.I. Mid Cap Growth, Series II Sub-Account

1)Effective May 1, 2005, the following Variable Sub-Accounts closed to new investments: the Invesco V.I. Basic Value - Series II Sub-Account, the Invesco V.I. Mid Cap Core Equity - Series II Sub-Account, the AllianceBernstein VPS Growth and Income -Class B Sub-Account, the AllianceBernstein VPS Large Cap Growth - Class B Sub-Account, the FTVIP Franklin High Income Securities - Class 2 Sub-Account, the Invesco V. I. High Yield - Series II Sub-Account, the Invesco Van Kampen V.I. Equity and Income
  - Series II Sub-Account, the Morgan Stanley VIS Global Infrastructure - Class Y Sub-Account, the Putnam VT Growth and Income - Class IB Sub-Account and the UIF Emerging Markets Debt, Class II Sub-Account.*

  Effective November 19, 2010, the Invesco V. I. Capital Appreciation - Series II Sub-Account is closed to all Contract Owners except those Contract Owners who have contract value invested in the Variable Sub-Account as of the closure date. Contract owners who have contract value invested in the Variable Sub-Account as of the closure date may continue to submit additional investments into the Variable Sub-Account thereafter, although they will not be permitted to invest in the Variable Sub-Account if they withdraw or otherwise transfer their entire contract value from the Variable Sub-Account following the closure date. Contract Owners who do not have contract value invested in the Variable Sub-Account as of the closure date will not be permitted to invest in the Variable Sub-Account thereafter.

2)Morgan Stanley Investment Management Inc., the adviser to the UIF Portfolios, does business in certain instances using the name Van Kampen.

3)Effective May 1, 2004, the Putnam VT Investors - Class IB Sub-Account closed to new investments.*

                               65     PROSPECTUS

4)Effective May 1, 2006, the following Variable Sub-Accounts closed to new investments: the Goldman Sachs VIT Mid Cap Value Sub-Account, the Morgan Stanley VIS European Equity - Class Y Sub-Account and the Morgan Stanley VIS Limited Duration - Class Y Sub-Account.*

5)Effective May 1, 2006, the Invesco V.I. Core Equity - Series II Sub-Account is no longer available for new investments. If you are currently invested in the Invesco V.I. Core Equity - Series II Sub-Account you may continue your investment. If, prior to May 1, 2005, you enrolled in one of our automatic transaction programs, through the Invesco V.I. Premier Equity - Series II Sub-Account (the predecessor of the Invesco V.I. Core Equity - Series II Sub-Account), such as automatic additions, portfolio rebalancing, or dollar cost averaging, we will continue to effect automatic transactions into the Invesco V.I. Core Equity - Series II Sub-Account in accordance with that program. Outside of these automatic transaction programs, additional allocations will not be allowed.*

6)Subject to shareholder approval, it is anticipated that on or about May 1, 2011, the portfolios listed below will have reorganized and acquired by merger the indicated Acquired Portfolios which were formerly available to Contract Owners:

 ACQUIRING PORTFOLIO                    ACQUIRED PORTFOLIO
 -----------------------------------------------------------------------------
 Invesco Van Kampen V.I. Equity and     Invesco V.I. Income Builder - Series
 Income - Series II                     II
 Invesco Van Kampen V.I. Global Value   Invesco V.I. Global Dividend Growth -
 Equity - Series II                     Series II
 -----------------------------------------------------------------------------

* AS NOTED ABOVE, CERTAIN VARIABLE SUB-ACCOUNTS ARE CLOSED TO NEW INVESTMENTS. IF YOU INVESTED IN THESE VARIABLE SUB-ACCOUNTS PRIOR TO THE EFFECTIVE CLOSE DATE, YOU MAY CONTINUE YOUR INVESTMENTS. IF PRIOR TO THE EFFECTIVE CLOSE DATE, YOU ENROLLED IN ONE OF OUR AUTOMATIC TRANSACTION PROGRAMS, SUCH AS AUTOMATIC ADDITIONS, PORTFOLIO REBALANCING OR DOLLAR COST AVERAGING, WE WILL CONTINUE TO EFFECT AUTOMATIC TRANSACTIONS TO THESE VARIABLE SUB-ACCOUNTS IN ACCORDANCE WITH THAT PROGRAM. OUTSIDE OF THESE AUTOMATIC TRANSACTION PROGRAMS, ADDITIONAL ALLOCATIONS WILL NOT BE ALLOWED. IF YOU CHOOSE TO ADD THIS TRUERETURN OPTION ON OR AFTER THE EFFECTIVE CLOSE DATE, YOU MUST TRANSFER ANY PORTION OF YOUR CONTRACT VALUE THAT IS ALLOCATED TO THESE VARIABLE SUB-ACCOUNTS TO ANY OF THE REMAINING VARIABLE SUB-ACCOUNTS AVAILABLE WITH THIS TRUERETURN OPTION PRIOR TO ADDING IT TO YOUR CONTRACT.

You must use quarterly Automatic Portfolio Rebalancing to meet our Income Protection Diversification Requirement. On the date of each rebalancing, we will reallocate the amount of the assets supporting your variable income payments according to the rebalancing percentages you have selected, subject to the then current restrictions and exclusions in effect. We expect that the restrictions and exclusions for each category will change from time to time. Any change in these restrictions and exclusions will become effective no later than the next regularly scheduled rebalancing of your Variable Sub-Account choices on or immediately after the date of change.

The Income Protection Diversification Requirement is based on a model. We may use a model developed and maintained by us or we may elect to use a model developed or provided by an independent third party. We will notify you at least 30 days before we make any change to our Income Protection
Diversification Requirement.

We may determine which Variable Sub-Accounts are eligible for each category or we may elect to follow the recommendations of an independent third party. We may at any time make new determinations as to which Variable Sub-Accounts are unrestricted, restricted or excluded. We may do so for a variety of reasons including, but not limited to, a change in the investment objectives or policies of a Portfolio, or the failure, in our sole determination, of such Portfolio to invest in accordance with its stated investment objective or policies.

Transfers made for purposes of meeting the Income Protection Diversification Requirement will not count towards the number of free transfers you may make each Contract Year. See "Investment Alternatives: Transfers," above, for additional information.

FIXED INCOME PAYMENTS
We guarantee income payment amounts derived from any Fixed Account Option for the duration of the Income Plan. The guaranteed income payment amounts will change if the frequency of payments or the length of the payment period changes.

We calculate the fixed income payments by:

..   adjusting the portion of the Contract Value in any Fixed Account Option on the Payout Start Date by any applicable Market Value Adjustment;

..   deducting any applicable taxes; and

..   applying the resulting amount to the greater of: (a) the appropriate income payment factor for the selected Income Plan from the Income Payment Table in your Contract; or (b) such other income payment factor as we are offering on the Payout Start Date.

We may defer your request to make a withdrawal from fixed income payments for a period of up to 6 months or whatever shorter time state law may require. If we defer payments for 30 days or more, we will pay interest as required by law from the date we receive the withdrawal request to the date we make payment.

RETIREMENT INCOME GUARANTEE OPTIONS
Effective January 1, 2004, we ceased offering the Retirement Income Guarantee Options ("RIG 1" and "RIG 2"), except in a limited number of states. Effective May 1, 2004, the RIG 1 and RIG 2 Options are no longer available in any state. If you added a Retirement Income Guarantee Option to your Contract prior to January 1, 2004 (up to May 1, 2004 in certain states), your Option will continue to apply to your Contract. Also, effective January 1, 2004, we discontinued the Trade-In Program. If you previously elected a RIG Option, you may cancel your RIG 1 or RIG 2 Option during the 60-day period following your next 3rd Contract Anniversary after January 1, 2004. If you do not cancel the Option during this 60-day period, you will not be permitted to cancel it later. Please check with your Morgan Stanley Financial Advisor for details.

                               66     PROSPECTUS

The following describes the Retirement Income Guarantee Options for Contract Owners who elected the Option prior to May 1, 2004.

We refer to the issue date of the option as the "RIDER DATE." You may add only one Retirement Income Guarantee Option to your Contract. The oldest Contract Owner and oldest Annuitant must be age 75 or younger on the Rider Application Date. Once you add a rider to your Contract, it may not be cancelled except during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004, as described above.

WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

For each option, an "INCOME BASE" is calculated, which is used only for the purpose of calculating the "GUARANTEED RETIREMENT INCOME BENEFIT" and the appropriate "RIDER FEE," all defined below. The Income Base does not provide a Contract Value or guarantee performance of any investment option. The Income Base for RIG 1 and RIG 2 are described in more detail below.

You may apply the Income Base less applicable taxes to an Income Plan on the Payout Start Date and receive the Guaranteed Retirement Income Benefit if all of the following conditions are satisfied:

..   The Payout Start Date must be on or after the 10th Contract Anniversary of the Rider Date.

..   The Payout Start Date must occur during the 30-day period following a
    Contract Anniversary.

..   The oldest Annuitant must be age 99 or younger as of the Payout Start Date.

..   You must select Fixed Amount Income Payments only.

..   You must select Income Plan 1 or 2, with a Guaranteed Payment Period of at least:

   . 120 months, if the youngest Annuitant is age 80 or younger as of the Payout Start Date; or

   . 60 months, if the youngest Annuitant is older than age 80 as of the Payout Start Date.

The "GUARANTEED RETIREMENT INCOME BENEFIT" is determined by applying the Income Base, less any applicable taxes, to the appropriate monthly income payment factor shown in the Income Payment Tables in your Contract for the selected Income Plan.

If a different payment frequency (quarterly, semi-annual, or annual) or different Income Plan is selected, an income payment factor for the selected payment frequency and Income Plan is determined on the same mortality and interest rate basis as the Income Payment Tables shown in your Contract.

On the Payout Start Date, the income payments for the selected Income Plan will be the greater of:

..   The Guaranteed Retirement Income Benefit; or

..   For fixed income payments, the Contract Value, adjusted by any applicable
    Market Value Adjustment, less any applicable taxes is applied to the greater of: the appropriate income payment factor for the selected Income Plan from the income payment tables in your Contract, or an income payment factor for the selected Income Plan that we are offering on the Payout Start Date.

We assess an annual Rider Fee if you selected one of the Retirement Income Guarantee Options. The Rider Fee is deducted on each Contract Anniversary on a pro rata basis from each of the Variable Sub-Accounts in which your Contract Value is invested on that date. The Rider Fee will decrease the number of Accumulation Units in each Variable Sub-Account. The Rider Fee is deducted only during the Accumulation Phase of the Contract. For the first Contract Anniversary following the Rider Date, the Rider Fee will be prorated to cover the period between the Rider Date and the first Contract Anniversary after the Rider Date. In the case of a full withdrawal of the Contract Value, the Rider Fee is prorated to cover the period between the Contract Anniversary immediately prior to the withdrawal and the date of the withdrawal.

The Rider Fee for RIG 1 is 0.40% of the Income Base on each Contract Anniversary. The Rider Fee for RIG 2 is 0.55% of the Income Base on each Contract Anniversary.

These options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   The date the Contract is terminated;

..   If the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The option will terminate on the date we determine the Death Proceeds;

..   The Payout Start Date; or

..   You elect to cancel your RIG 1 or RIG 2 Option during the 60-day period following the next 3rd Contract Anniversary after January 1, 2004 (since we discontinued offering the Trade-In Program as of that date).

Otherwise, the options may not be terminated or cancelled.

CALCULATION OF INCOME BASE.

On the Rider Date, the "RIG 1 INCOME BASE" is equal to the Contract Value. The RIG 1 Income Base, plus purchase payments made after the Rider Date and less RIG 1 withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily

                               67     PROSPECTUS
basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first. After the 5% interest accumulation ends (3% in certain states), the RIG 1 Income Base will continue to be increased by purchase payments and reduced by RIG 1 withdrawal adjustments for withdrawals until the option terminates. The "RIG 1 WITHDRAWAL ADJUSTMENT" is defined below.

The RIG 1 Income Base will not exceed a Cap equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the Payout Start Date; minus

..   RIG 1 Withdrawal Adjustments for any withdrawals made after the Rider Date.

RIG 1 WITHDRAWAL ADJUSTMENT. Prior to the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or oldest Annuitant, whichever is earlier, the withdrawal adjustment is as follows:

..   In each Contract Year, for the portion of withdrawals that do not cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the amount withdrawn (or portion thereof) multiplied by a discount factor. The discount factor is calculated using a 5% annual interest rate (3% in certain states) and the portion of the Contract Year between the withdrawal date and the end of the Contract Year. This withdrawal adjustment has the effect of reducing the RIG 1 Income Base at the end of the Contract Year by the actual amount of the withdrawal. In other words, for purposes of calculating the RIG 1 Income Base, the withdrawal is treated as if it occurred at the end of the Contract Year.

..   In each Contract Year, for the portion of withdrawals that cumulatively exceed 5% (3% in certain states) of the RIG 1 Income Base as of the beginning of the Contract Year (or as of the Rider Date for the first Contract Year in which RIG 1 is added), the withdrawal adjustment is equal to the withdrawal amount (or portion thereof), divided by the Contract Value immediately prior to the withdrawal and reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states), and the result multiplied by the most recently calculated RIG 1 Income Base, reduced for the portion of withdrawals that does not cumulatively exceed 5% (3% in certain states).

On or after the first Contract Anniversary following the 85th birthday of the oldest Contract Owner or the Annuitant, all withdrawal adjustments are equal to the withdrawal amount, divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated RIG 1 Income Base.

See Appendix D for numerical examples that illustrate how the RIG 1 Withdrawal Adjustment is applied.

The "RIG 2 INCOME BASE" is defined as the greater of "INCOME BASE A" or "INCOME BASE B."

"INCOME BASE A" and its corresponding Withdrawal Adjustment are calculated in the same manner as the RIG 1 Income Base and RIG 1 Withdrawal Adjustment.

On the Rider Date, "INCOME BASE B" is equal to the Contract Value. After the Rider Date and prior to the Payout Start Date, Income Base B is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, Income Base B is increased by the amount of the purchase payment.

..   Each time a withdrawal is made, Income Base B is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated Income Base B.

..   On each Contract Anniversary until the first Contract Anniversary following the 85/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, Income Base B is equal to the greater of the Contract Value on that date or the most recently calculated Income Base B.

If no purchase payments or withdrawals are made after the Rider Date, Income Base B will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary until the earlier of the Payout Start Date or the Contract Anniversary following the 85th birthday of the oldest Contact Owner or oldest Annuitant, whichever occurs first.

CERTAIN EMPLOYEE BENEFIT PLANS
The Contracts offered by this prospectus contain income payment tables that provide for different payments to men and women of the same age, except in states that require unisex tables. We reserve the right to use income payment tables that do not distinguish on the basis of sex to the extent permitted by applicable law. In certain employment-related situations, employers are required by law to use the same income payment tables for men and women. Accordingly, if the Contract is used in connection with an employment-related retirement or benefit plan and we do not offer unisex annuity tables in your state, you should consult with legal counsel as to whether the Contract is appropriate.

                               68     PROSPECTUS

DEATH BENEFITS
--------------------------------------------------------------------------------


DEATH PROCEEDS
Under certain conditions, described below, we will pay Death Proceeds for this Contract on the death of the Contract Owner, Annuitant, or Co-Annuitant if the death occurs prior to the Payout Start Date. If the Owner or Annuitant dies after the Payout Start Date, we will pay remaining income payments as described in the "Payout Phase" section of your Contract. See "Income Payments" for more information.

We will determine the value of the Death Proceeds as of the end of the Valuation Date during which we receive the first Complete Request for Settlement (the next Valuation Date, if we receive the request after 3:00 p.m. Central Time). In order to be considered a "COMPLETE REQUEST FOR SETTLEMENT," a claim for distribution of the Death Proceeds must include "DUE PROOF OF DEATH" in any of the following forms of documentation:

..   A certified copy of the death certificate;

..   A certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

..   Any other proof acceptable to us.

"DEATH PROCEEDS" are determined based on when we receive a Complete Request for
Settlement:

..   If we receive a Complete Request for Settlement within 180 days of the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the "DEATH BENEFIT."

..   If we receive a Complete Request for Settlement more than 180 days after the death of the Contract Owner, Annuitant, or Co-Annuitant, as applicable, the Death Proceeds are equal to the greater of the Contract Value or Settlement Value. We reserve the right to waive or extend, in a nondiscriminatory manner, the 180-day period in which the Death Proceeds will equal the Death Benefit.

Where there are multiple Beneficiaries, we will only value the Death Proceeds at the time the first Beneficiary submits the necessary documentation in good order. Any Death Proceeds amounts attributable to any Beneficiary which remain in the Variable Sub-Accounts are subject to investment risk.

DEATH BENEFIT OPTIONS
In addition to the ROP Death Benefit included in your Contract, we offer the following death benefit options which may be added to your Contract:

..   MAV Death Benefit Option

..   Enhanced Beneficiary Protection (Annual Increase) Option

..   Earnings Protection Death Benefit Option

The SureIncome Plus Option and SureIncome For Life Option also include a death benefit option, the SureIncome Return of Premium Death Benefit ("SureIncome ROP Death Benefit.")

The amount of the Death Benefit depends on which death benefit option(s) you select. Not all death benefit options are available in all states.

You may select any combination of death benefit options on the Issue Date of your Contract or at a later date, subject to state availability and issue age restrictions. You may not add any of the death benefit option(s) to your Contract after Contract issue without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add an option(s).

The "DEATH BENEFIT" is equal to the Earnings Protection Death Benefit (if selected) plus the greatest of:

..   The Contract Value;

..   The Settlement Value;

..   The ROP Death Benefit;

..   The MAV Death Benefit Option (if selected);

..   The Enhanced Beneficiary Protection (Annual Increase) Option (if selected);
    or

..   The SureIncome ROP Death Benefit.*

The "Settlement Value" is the amount that would be paid in the event of a full withdrawal of the Contract Value.

* The SureIncome ROP Death Benefit under the SureIncome For Life Option is only included in the calculation of the Death Benefit upon the death of the SureIncome Covered Life. If a Contract Owner, Annuitant or Co-Annuitant who is not the SureIncome Covered Life dies, the SureIncome ROP Death Benefit is not applicable.

The "ROP DEATH BENEFIT" is equal to the sum of all purchase payments, reduced by a proportional withdrawal adjustment for each withdrawal. The withdrawal adjustment is equal to the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result is multiplied by:

  The sum of all purchase payments made prior to the withdrawal, less any prior withdrawal adjustments.

MAXIMUM ANNIVERSARY VALUE DEATH BENEFIT OPTION.

The "MAV DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.20%. We may change what we charge for this death benefit option, but

                               69     PROSPECTUS
it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the MAV DEATH BENEFIT is equal to the Contract Value. After the Rider Date and prior to the date we determine the Death Proceeds (see "Death Proceeds," above), the MAV Death Benefit is recalculated each time a purchase payment or withdrawal is made as well as on each Contract Anniversary as follows:

..   Each time a purchase payment is made, the MAV Death Benefit is increased by the amount of the purchase payment.

..   Each time a withdrawal is made, the MAV Death Benefit is reduced by a proportional withdrawal adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the most recently calculated MAV Death Benefit.

..   On each Contract Anniversary until the first Contract Anniversary following the 80th birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first, the MAV Death Benefit is recalculated as the greater of the Contract Value on that date or the most recently calculated MAV Death Benefit.

If no purchase payments or withdrawals are made after the Rider Date, the MAV Death Benefit will be equal to the greatest of the Contract Value on the Rider Date and the Contract Values on each subsequent Contract Anniversary after the Rider Date, but before the date we determine the Death Proceeds. If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 73 below, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the MAV Death Benefit Option will continue. The MAV Death Benefit will continue to be recalculated for purchase payments, withdrawals, and on each Contract Anniversary after the date we determine the Death Proceeds until the earlier of:

..   The first Contract Anniversary following the 80/th/ birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier, the MAV Death Benefit will be recalculated only for purchase payments and withdrawals); or

..   The date we next determine the Death Proceeds.

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) OPTION.

The Enhanced Beneficiary Protection (Annual Increase) Option is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to 0.30%. We may change what we charge for this death benefit option, but it will never exceed 0.30%. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option.

On the date we issue the rider for this benefit ("Rider Date"), the Enhanced Beneficiary Protection (Annual Increase) Benefit is equal to the Contract Value. The Enhanced Beneficiary Protection (Annual Increase) Benefit, plus purchase payments made after the Rider Date and less withdrawal adjustments for withdrawals made after the Rider Date, will accumulate interest on a daily basis at a rate equivalent to 5% per year (3% in certain states), subject to the "CAP" defined below. This accumulation will continue until the earlier of:

   (a) the first Contract Anniversary following the 80/th/ birthday of the oldest Contract Owner or oldest Annuitant, whichever occurs first; or

   (b) the date we determine the Death Proceeds.

After the 5% interest accumulation ends (3% in certain states), the Enhanced Beneficiary Protection (Annual Increase) Benefit will continue to be increased by purchase payments and reduced by withdrawal adjustments for withdrawals until the death benefit option terminates. The withdrawal adjustment is a proportional adjustment, defined as the withdrawal amount divided by the Contract Value immediately prior to the withdrawal, and the result multiplied by the amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit immediately prior to the withdrawal.

The Enhanced Beneficiary Protection (Annual Increase) Benefit CAP is equal to:

..   200% of the Contract Value as of the Rider Date; plus

..   200% of purchase payments made after the Rider Date, but excluding any purchase payments made in the 12-month period immediately prior to the death of the Contract Owner or the Annuitant; minus

..   Withdrawal adjustments for any withdrawals made after the Rider Date. Refer to Appendix E for withdrawal adjustment examples.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 73, and if the oldest New Contract Owner and the oldest Annuitant are age 80 or younger on the date we determine the Death Proceeds, then the Enhanced Beneficiary Protection (Annual Increase) Option will continue. The amount of the Enhanced Beneficiary Protection (Annual Increase) Benefit as of the date we determine the Death Proceeds, plus subsequent purchase payments, less withdrawal adjustments for any subsequent withdrawals, will accumulate daily at a rate equivalent to 5% per year

                               70     PROSPECTUS

(3% in certain states) from the date we determine the Death Proceeds, until the earlier of:

..   The first Contract Anniversary following the 80th birthday of either the oldest New Contract Owner or the oldest Annuitant, whichever is earlier. (After the 80th birthday of either the oldest New Owner or the oldest Annuitant, whichever is earlier, the Enhanced Beneficiary Protection (Annual Increase) Benefit will be recalculated only for purchase payments and withdrawals); or

..   The date we next determine the Death Proceeds.

EARNINGS PROTECTION DEATH BENEFIT OPTION.

The "EARNINGS PROTECTION DEATH BENEFIT OPTION" is only available if the oldest Contract Owner and oldest Annuitant are age 79 or younger on the Rider Application Date. There is an additional mortality and expense risk charge for this death benefit option, currently equal to:

..   0.25%, if the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date; and

..   0.40%, if the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date.

We may change what we charge for this death benefit option, but it will never exceed 0.35% for issue ages 0-70 and 0.50% for issue ages 71-79. Once added to your Contract, we guarantee that we will not increase the mortality and expense risk charge you pay for this death benefit option. However, if your spouse elects to continue the Contract in the event of your death and if he or she elects to continue the Earnings Protection Death Benefit Option, the mortality and expense risk charge for the death benefit option will be based on the ages of the oldest new Contract Owner and the oldest Annuitant at the time the Contract is continued.

If the oldest Contract Owner and oldest Annuitant are age 70 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

..   100% of "IN-FORCE PREMIUM" (excluding purchase payments made after the date we issue the rider for this benefit ("Rider Date") and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   40% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

If the oldest Contract Owner or oldest Annuitant is over age 70 and all are age 79 or younger on the Rider Application Date, the EARNINGS PROTECTION DEATH BENEFIT is equal to the lesser of:

..   50% of "IN-FORCE PREMIUM" (excluding purchase payments made after the Rider
    Date and during the twelve-month period immediately prior to the death of the Contract Owner or Annuitant); or

..   25% of "IN-FORCE EARNINGS"

calculated as of the date we determine the Death Proceeds.

IN-FORCE EARNINGS are equal to the current Contract Value less In-Force
Premium. If this quantity is negative, then In-Force Earnings are equal to zero.

IN-FORCE PREMIUM is equal to the Contract Value on the Rider Date, plus the sum of all purchase payments made after the Rider Date, less the sum of all "EXCESS-OF-EARNINGS WITHDRAWALS" made after the Rider Date.

An EXCESS-OF-EARNINGS WITHDRAWAL is equal to the excess, if any, of the amount of the withdrawal over the amount of the In-Force Earnings immediately prior to the withdrawal.

Refer to Appendix F for numerical examples that illustrate how the Earnings Protection Death Benefit Option is calculated.

If, upon death of the Contract Owner, the Contract is continued under Option D as described on page 73 below, and if the oldest new Owner and the oldest Annuitant are younger than age 80 on the date we determine the Death Proceeds, then this death benefit option will continue unless the New Contract Owner elects to terminate the death benefit option. If the death benefit option is continued, the following will apply as of the date we determine the Death Proceeds upon continuation:

..   The Rider Date will be changed to the date we determine the Death Proceeds;

..   The In-Force Premium is equal to the Contract Value as of the new Rider
    Date plus all purchase payments made after the Rider Date, less the sum of all the Excess-of-Earnings Withdrawals made after the Rider Date;

..   The Earnings Protection Death Benefit after the new Rider Date will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

..   The mortality and expense risk charge, for this rider, will be determined as described above, but using the ages of the oldest new Contract Owner and the oldest Annuitant as of the new Rider Date.

If either the Contract Owner's or the Annuitant's age is misstated, the Earnings Protection Death Benefit and the mortality and expense risk charge for this death benefit option will be calculated according to the corrected age as of the Rider Date. Your Contract Value will be adjusted to reflect the mortality and expense risk charge for this death benefit option that should have been assessed based on the corrected age.

                               71     PROSPECTUS

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ALL OPTIONS.
WE RESERVE THE RIGHT TO IMPOSE LIMITATIONS ON THE INVESTMENT ALTERNATIVES IN WHICH YOU MAY INVEST AS A CONDITION OF THESE OPTIONS. THESE RESTRICTIONS MAY INCLUDE, BUT ARE NOT LIMITED TO, MAXIMUM INVESTMENT LIMITS ON CERTAIN INVESTMENT ALTERNATIVES, EXCLUSION OF CERTAIN INVESTMENT ALTERNATIVES, REQUIRED MINIMUM ALLOCATIONS TO CERTAIN VARIABLE SUB-ACCOUNTS AND/OR THE REQUIRED USE OF AUTOMATIC PORTFOLIO REBALANCING. CURRENTLY, NO SUCH RESTRICTIONS ARE BEING IMPOSED.

These death benefit options will terminate and the corresponding Rider Fee will cease on the earliest of the following to occur:

..   the date the Contract is terminated;

..   if, upon the death of the Contract Owner, the Contract is continued under
    Option D as described in the Death of Owner section on page 73, and either the oldest New Owner or the oldest Annuitant is older than age 80 (age 80 or older for the Earnings Protection Death Benefit Option) on the date we determine the Death Proceeds. The death benefit option will terminate on the date we determine the Death Proceeds;

..   if the Contract is not continued in the Accumulation Phase under either the
    Death of Owner or Death of Annuitant provisions of the Contract. The death benefit option will terminate on the date we determine the Death Proceeds;

..   on the date the Contract Owner (if the current Contract Owner is a living person) is changed for any reason other than death unless the New Contract Owner is a trust and the Annuitant is the current Contract Owner;

..   on the date the Contract Owner (if the current Contract Owner is a non-living person) is changed for any reason unless the New Contract Owner is a non-living person or is the current Annuitant; or

..   the Payout Start Date.

Notwithstanding the preceding, in the event of the Contract Owner's death, if the Contract Owner's spouse elects to continue the Contract (as permitted in the Death of Owner provision below) he or she may terminate the Earnings Protection Death Benefit at that time.

DEATH BENEFIT PAYMENTS
DEATH OF CONTRACT OWNER

If a Contract Owner dies prior to the Payout Start Date, then the surviving Contract Owners will be "NEW CONTRACT OWNERS". If there are no surviving Contract Owners, then subject to any restrictions previously placed upon them, the Beneficiaries will be the New Contract Owners.

If there is more than one New Contract Owner taking a share of the Death Proceeds, each New Contract Owner will be treated as a separate and independent Contract Owner of his or her respective share of the Death Proceeds. Each New Contract Owner will exercise all rights related to his or her share of the Death Proceeds, including the sole right to elect one of the Option(s) below, subject to any restrictions previously placed upon the New Contract Owner. Each New Contract Owner may designate a Beneficiary(ies) for his or her respective share, but that designated Beneficiary(ies) will be restricted to the Option chosen by the original New Contract Owner.

The Options available to the New Contract Owner will be determined by the applicable following Category in which the New Contract Owner is defined. An Option will be deemed to have been chosen on the day we receive written notification in a form satisfactory to us.

NEW CONTRACT OWNER CATEGORIES

CATEGORY 1. If your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract) is the sole New Contract Owner of the entire Contract, your spouse must choose from among the death settlement Options A, B, C, D, or E described below. If he or she does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the New Contract Owner is a living person who is not your spouse (or Annuitant's spouse in the case of a grantor trust-owned Contract), or there is more than one New Contract Owner, all of whom are living persons, each New Contract Owner must choose from among the death settlement Options A, B, C, or E described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

CATEGORY 3. If there are one or more New Contract Owner(s) and at least one of the New Contract Owners is a non-living person such as a corporation or a trust, all New Contract Owners are considered to be non-living persons for purposes of the death settlement options. Each New Contract Owner must choose death settlement Option A or C described below. If a New Contract Owner does not choose one of these Options, then Option C will apply for that New Contract Owner.

The death settlement options we currently offer are:

OPTION A. The New Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The New Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death and must be payable:

..   Over the life of the New Contract Owner; or

..   For a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner; or

                               72     PROSPECTUS

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..   Over the life of the New Contract Owner with a guaranteed payment period of at least 5 years (60 months), but not to exceed the life expectancy of the New Contract Owner.

OPTION C. The New Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the New Contract Owner provides other allocation instructions.

The New Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The New Contract Owner may exercise all rights set forth in the Transfers provision.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the New Contract Owner's Beneficiary(ies) will receive the greater of the remaining Settlement Value or the remaining Contract Value within 5 years of the date of the original Contract Owner's death.

OPTION D. The New Contract Owner may elect to continue the Contract in the Accumulation Phase. If the Contract Owner was also the Annuitant, then the New Contract Owner will be the new Annuitant. This Option may only be exercised once per Contract. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date.

Unless otherwise instructed by the continuing spouse, the excess, if any, of the Death Proceeds over the Contract Value will be allocated to the Sub-Accounts of the Variable Account. This excess will be allocated in proportion to your Contract Value in those Sub-Accounts as of the end of the Valuation Date that we receive the complete request for settlement except that any portion of this excess attributable to the Fixed Account Options will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account.

Within 30 days after the date we determine the Death Proceeds, the New Contract Owner may make a one-time transfer of all or a portion of the excess of the Death Proceeds, if any, into any combination of Variable Sub-Accounts, the Standard Fixed Account and the Market Value Adjusted Fixed Account without incurring a transfer fee, provided the investment alternative is available with the Contract at that time. Any such transfer does not count as one of the free transfers allowed each Contract Year and is subject to any minimum allocation amount specified in this Contract.

The New Contract Owner may make a single withdrawal of any amount within one year of the date of your death without incurring a Withdrawal Charge; however, the amount withdrawn may be subject to a Market Value Adjustment and a 10% tax penalty if the New Contract Owner is under age 59 1/2.

OPTION E. For Nonqualified Contracts, the New Contract Owner may elect to make withdrawals at least annually of amounts equal to the "ANNUAL REQUIRED DISTRIBUTION" calculated for each calendar year. The first such withdrawal must occur within:

..   One year of the date of death;

..   The same calendar year as the date we receive the first Complete Request for Settlement; and

..   One withdrawal frequency.

The New Contract Owner must select the withdrawal frequency (monthly, quarterly, semi-annual, or annual). Once this option is elected and frequency of withdrawals is chosen, they cannot be changed by the New Contract Owner and become irrevocable.

In the calendar year in which the Death Proceeds are determined, the ANNUAL REQUIRED DISTRIBUTION is equal to the Contract Value on the date of the first distribution divided by the "Life Expectancy" of the New Contract Owner and the result multiplied by a fraction that represents the portion of the calendar year remaining after the date of the first distribution. (The Contract Value, as of the date we receive the Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. The Contract Value on the date of the first distribution may be more or less than the Contract Value as of the date we receive the Complete Request for Settlement.) The Life Expectancy in that calendar year is equal to the life expectancy value from IRS Tables based on the age of the New Contract Owner as of his or her birthday in the same calendar year.

In any subsequent calendar year, the Annual Required Distribution is equal to the Contract Value as of December 31 of the prior year divided by the remaining Life Expectancy of the New Contract Owner. In each calendar year after the calendar year in which the first distribution occurred, the Life Expectancy of the New Contract Owner is the Life Expectancy calculated in the previous calendar year minus one (1) year. If the Life Expectancy is less than one (1), the Annual Required Distribution is equal to the Contract Value.

If the New Contract Owner dies before the Contract Value is completely withdrawn, the scheduled withdrawals will continue to be paid to the New Contract Owner's Beneficiary(ies). The Contract Value invested in the Variable Sub-Accounts will be subject to investment risk until it is withdrawn.

We reserve the right to offer additional death settlement options.

                               73     PROSPECTUS

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DEATH OF ANNUITANT

If the Annuitant dies prior to the Payout Start Date, then the surviving Contract Owners will have the Options available to the New Contract Owner, determined by the applicable following category in which the New Contract Owner is defined, unless:

..   The Annuitant was also the Contract Owner, in which case the Death of Owner provisions above apply; or

..   The Contract Owner is a grantor trust not established by a business, in which case the Beneficiary(ies) will be deemed the New Contract Owners and the Death of Contract Owner provisions above will apply.

SURVIVING CONTRACT OWNER CATEGORIES

CATEGORY 1. If the Contract Owner is a living person, prior to the Annuitant's death, the Contract Owner must choose from among the death settlement Options A, B, or D described below. If the Contract Owner does not choose one of these Options, then Option D will apply.

CATEGORY 2. If the Contract Owner is a non-living person such as a corporation or a trust, the Contract Owner must choose from death settlement Options A or C described below. If the Contract Owner does not choose one of these Options, then Option C will apply.

The death settlement options we currently offer are:

OPTION A. The Contract Owner may elect to receive the Death Proceeds in a lump sum.

OPTION B. The Contract Owner may elect to apply the Death Proceeds to one of the Income Plans described above. Such income payments must begin within one year of the date of death.

OPTION C. The Contract Owner may elect to receive the Contract Value payable within 5 years of the date of death. The Contract Value, as of the date we receive the first Complete Request for Settlement, will be reset to equal the Death Proceeds as of that date. Any excess amount of the Death Proceeds over the Contract Value on that date will be allocated to the Morgan Stanley VIS Money Market - Class Y Sub-Account unless the Contract Owner provides other allocation instructions.

The Contract Owner may not make any additional purchase payments under this option. Withdrawal charges will be waived for any withdrawals made during the 5-year period after the date of death; however, amounts withdrawn may be subject to Market Value Adjustments. The Contract Owner may exercise all rights set forth in the Transfers provision.

OPTION D. The Contract Owner may elect to continue the Contract and the youngest Contract Owner will become the new Annuitant. The Contract Value of the continued Contract will not be adjusted to equal the Death Proceeds.

We reserve the right to offer additional death settlement options.

QUALIFIED CONTRACTS

The death settlement options for Qualified Contracts, including IRAs, may be different to conform with the individual tax requirements of each type of Qualified Contract. Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option that may be added to your Contract subject to the following conditions:

..   The individually owned Contract must be either a traditional, Roth, or
    Simplified Employee Pension IRA.

..   The Contract Owner's spouse must be the sole Primary Beneficiary of the
    Contract and will be the named Co-Annuitant.

..   The Contract Owner must be age 90 or younger on the Rider Application Date;
    and the Co-Annuitant must be age 79 or younger on the Rider Application
    Date.

..   On or after May 1, 2005, the Option may be added only when we issue the
    Contract or within 6 months of the Contract Owner's marriage. You may not add the Option to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the Option. We may require proof of marriage in a form satisfactory to us.

Under the Spousal Protection Benefit Option, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that the "Death of Annuitant" provision does not apply on the death of the Co-Annuitant, and the latest Payout Start Date will be based solely on the Contract Owner's age.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may be only one Co-Annuitant under your Contract.

There is an annual Rider Fee of 0.10% of the Contract Value for new Options added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual

                               74     PROSPECTUS

Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts purchased on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option at any time prior to the time you elect to receive it.

The option will terminate upon the date termination is accepted by us or will terminate on the earliest of the following occurrences:

..   upon the death of the Co-Annuitant (as of the date we determine the Death
    Proceeds);

..   upon the death of the Contract Owner (as of the date we determine the Death
    Proceeds);

..   on the date the Contract is terminated;

..   on the Payout Start Date; or

..   on the date you change the beneficiary of the Contract and the change is accepted by us;

..   for options added on or after January 1, 2005, the Owner may terminate the option upon the divorce of the Owner and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us;

..   for options added prior to January 1, 2005, the Owner may terminate this option at anytime by written notice in a form satisfactory to us.

Once terminated, a new Spousal Protection Benefit (Co-Annuitant) Option cannot be added to the Contract unless the last Option attached to the Contract was terminated due to divorce or a change of beneficiary.

DEATH OF CO-ANNUITANT. If the Co-Annuitant dies prior to the Payout Start Date, subject to the following conditions, the Contract will be continued according to Option D under the "Death of Owner" provision of your Contract:

..   The Co-Annuitant must have been your legal spouse on the date of his or her death; and

..   Option D of the "Death of Owner" provision of your Contract has not previously been exercised.

The Contract may only be continued once under Option D under the "Death of Owner" provision. For a description of Option D, see the "Death of Owner" section of this prospectus.

SPOUSAL PROTECTION BENEFIT (CO-ANNUITANT) OPTION FOR CUSTODIAL INDIVIDUAL RETIREMENT ACCOUNTS AND DEATH OF CO-ANNUITANT

We offer a Spousal Protection Benefit (Co-Annuitant) Option for certain Custodial Individual Retirement Accounts established under Code Section 408(a) that may be added to your Contract. CSP may not be available in all states. CSP is subject to the following conditions ("CSP Conditions"):

..   The beneficially owned Contract must be a Custodial traditional IRA,
    Custodial Roth IRA, or a Custodial Simplified Employee Pension IRA.

..   The Annuitant must be the beneficial owner of the Custodial traditional
    IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

..   The Co-Annuitant must be the legal spouse of the Annuitant. Only one
    Co-Annuitant may be named.

..   The Co-Annuitant must be the sole beneficiary of the Custodial traditional
    IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

..   The Annuitant must be age 90 or younger on the CSP Application Date.

..   The Co-Annuitant must be age 79 or younger on the CSP Application Date.

..   On or after May 1, 2005, the CSP may be added only when we issue the
    Contract or within 6 months of the beneficial owner's marriage. You may not add the CSP to your Contract without our prior approval if your Contract Value is greater than $1,000,000 at the time you choose to add the CSP. We may require proof of marriage in a form satisfactory to us.

..   We have made no payments under any Income Plan.

..   There is an annual Rider Fee of 0.10% of the Contract Value for new Options
    added on or after January 1, 2005. For Options added prior to this date, there is no charge for this Option. We reserve the right to increase the annual Rider Fee to up to 0.15% of the Contract Value.

Under CSP, the Co-Annuitant will be considered to be an Annuitant under the Contract during the Accumulation Phase except that:

..   The Co-Annuitant will not be considered to be an Annuitant for purposes of determining the Payout Start Date.

..   The "Death of Annuitant" provision of the Contract does not apply on the death of the Co-Annuitant.

..   The Co-Annuitant is not considered the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or the Custodial Simplified Employee Pension IRA.

You may change the Co-Annuitant to a new spouse only if you provide proof of remarriage in a form satisfactory to us. Once we accept a change, the change will take effect on the date you signed the request. Each change is subject to any payment we make or other action we take before we accept it. At any time, there may only be one Co-Annuitant under your Contract.

For Spousal Protection Benefit (Co-Annuitant) Options for Custodial Individual Retirement Accounts added on or after January 1, 2005, there is an annual Rider Fee of

                               75     PROSPECTUS

0.10% of the Contract Value for this Option. For Options added prior to this date, there is no charge for this Option. We reserve the right to assess an annual Rider Fee not to exceed 0.15% for Options added in the future. Once this Option is added to your Contract, we guarantee that we will not increase what we charge you for this Option. For Contracts issued on or after January 1, 2005, we may discontinue offering the Spousal Protection Benefit (Co-Annuitant) Option for Custodial Individual Retirement Accounts at any time to new Contract Owners and to existing Contract Owners who did not elect the Option prior to the date of discontinuance.

The Owner may terminate CSP upon the divorce of the Annuitant and the Co-Annuitant by providing written notice and proof of divorce in a form satisfactory to us. The Owner may also terminate CSP upon a change in the beneficiary of the IRA by providing written notice and proof of the change in a form satisfactory to us. CSP will terminate upon the date termination is accepted by us or on the earliest of the following occurrences:

..   On the date CSP is terminated as described above; or

..   Upon the death of the Annuitant; or

..   Upon the death of the Co-Annuitant; or

..   On the date the Contract is terminated; or

..   On the Payout Start Date.

Once terminated, a new CSP cannot be added to the Contract unless the last option attached to the Contract was terminated due to divorce or change of beneficiary of the IRA.

DEATH OF CO-ANNUITANT.  This section applies if:

..   The CSP Conditions are met.

..   The Annuitant was, at the time of the Co-Annuitant's death, the beneficial owner of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA.

..   We have received proof satisfactory to us that the Co-Annuitant has died.

..   The Co-Annuitant was, at the time of the Co-Annuitant's death, the sole beneficiary of the Custodial traditional IRA, Custodial Roth IRA, or Custodial Simplified Employee Pension IRA, and

..   the Co-Annuitant was, at the time of the Co-Annuitant's death, the legal spouse of the Annuitant.

If this section applies and if the Co-Annuitant dies prior to the Payout Start Date, then, subject to the following conditions, the Contract may be continued according to Option D under the "Death of Owner" provisions under the same terms and conditions that would apply if the Co-Annuitant were the Owner of the Contract before death and the sole new Owner of the Contract were the Annuitant provided that:

..   The Co-Annuitant was the legal spouse of the Annuitant on the date of
    Annuitant's death.

..   The Owner does not thereafter name a new Co-Annuitant; and

..   The Owner of the Custodial traditional IRA, Custodial Roth IRA, or
    Custodial Simplified Employee Pension IRA remains the Custodian; and

..   The Contract may only be continued once.


MORE INFORMATION
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ALLSTATE
Allstate Life is the issuer of the Contract. Allstate Life was organized in 1957 as a stock life insurance company under the laws of the State of Illinois.

Allstate Life is a wholly owned subsidiary of Allstate Insurance Company, a stock property-liability insurance company organized under the laws of the State of Illinois. All of the capital stock issued and outstanding of Allstate Insurance Company is owned by Allstate Insurance Holdings, LLC, which is wholly owned by The Allstate Corporation.

Allstate Life is licensed to operate in the District of Columbia, Puerto Rico, and all jurisdictions except the State of New York. We intend to offer the Contract in those jurisdictions in which we are licensed. Our home office is located at 3100 Sanders Road, Northbrook, Illinois, 60062.

Effective June 1, 2006, Allstate Life entered into an agreement ("the Agreement") with Prudential Financial, Inc. and its subsidiary, The Prudential Insurance Company of America ("PICA") pursuant to which Allstate Life sold, through a combination of coinsurance and modified coinsurance reinsurance, substantially all of its variable annuity business. Pursuant to the Agreement Allstate Life and PICA also entered into an administrative services agreement which provides that PICA or an affiliate administer the Variable Account and the Contracts. The benefits and provisions of the Contracts have not been changed by these transactions and agreements. None of the transactions or agreements have changed the fact that we are primarily liable to you under your Contract.

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VARIABLE ACCOUNT
Allstate Life established the Allstate Financial Advisors Separate Account I in 1999. We have registered the Variable Account with the SEC as a unit investment trust. The SEC does not supervise the management of the Variable Account or Allstate Life.

We own the assets of the Variable Account. The Variable Account is a segregated asset account under Illinois law. That means we account for the Variable Account's income, gains and losses separately from the results of our other operations. It also means that only the assets of the Variable Account that are in excess of the reserves and other Contract liabilities with respect to the Variable Account are subject to liabilities relating to our other operations. Our obligations arising under the Contracts are general corporate obligations of Allstate Life.

The Variable Account consists of multiple Variable Sub-Accounts, each of which invests in a corresponding Portfolio. We may add new Variable Sub-Accounts or eliminate one or more of them, if we believe marketing, tax, or investment conditions so warrant. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. We may use the Variable Account to fund our other annuity contracts. We will account separately for each type of annuity contract funded by the Variable Account.

THE PORTFOLIOS
DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolios at their net asset value.

VOTING PRIVILEGES. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-Accounts to which you have allocated your Contract Value. Under current law, however, you are entitled to give us instructions on how to vote those shares on certain matters. Based on our present view of the law, we will vote the shares of the Portfolios that we hold directly or indirectly through the Variable Account in accordance with instructions that we receive from Contract Owners entitled to give such instructions.

As a general rule, before the Payout Start Date, the Contract Owner or anyone with a voting interest is the person entitled to give voting instructions. The number of shares that a person has a right to instruct will be determined by dividing the Contract Value allocated to the applicable Variable Sub-Account by the net asset value per share of the corresponding Portfolio as of the record date of the meeting. After the Payout Start Date the person receiving income payments has the voting interest. The payee's number of votes will be determined by dividing the reserve for such Contract allocated to the applicable Sub-Account by the net asset value per share of the corresponding Portfolio. The votes decrease as income payments are made and as the reserves for the Contract decrease.

We will vote shares attributable to Contracts for which we have not received instructions, as well as shares attributable to us, in the same proportion as we vote shares for which we have received instructions, unless we determine that we may vote such shares in our own discretion. We will apply voting instructions to abstain on any item to be voted upon on a pro-rata basis to reduce the votes eligible to be cast.

We reserve the right to vote Portfolio shares as we see fit without regard to voting instructions to the extent permitted by law. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report we send to you.

CHANGES IN PORTFOLIOS. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in such shares is no longer desirable in view of the purposes of the Contract, we may eliminate that Portfolio and substitute shares of another eligible investment fund. Any substitution of securities will comply with the requirements of the Investment Company Act of 1940. We also may add new Variable Sub-Accounts that invest in additional underlying funds. We will notify you in advance of any change.

CONFLICTS OF INTEREST. Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. The board of directors/trustees of these Portfolios monitors for possible conflicts among separate accounts buying shares of the Portfolios. Conflicts could develop for a variety of reasons. For example, differences in treatment under tax and other laws or the failure by a separate account to comply with such laws could cause a conflict. To eliminate a conflict, the Portfolio's board of directors/trustees may require a separate account to withdraw its participation in a Portfolio. A Portfolio's net asset value could decrease if it had to sell investment securities to pay redemption proceeds to a separate account withdrawing because of a conflict.

THE CONTRACT
DISTRIBUTION. The Contracts are distributed exclusively by their principal underwriter, Morgan Stanley & Co. Incorporated ("Morgan Stanley & Co."). Morgan Stanley & Co., a wholly owned subsidiary of Morgan Stanley, is located at 1585 Broadway, New York, New York 10036. Morgan Stanley & Co. is a registered broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the New York Stock Exchange and FINRA. Contracts are sold through the registered representatives of Morgan Stanley & Co. Inc. These registered representatives are also licensed as insurance agents by applicable state insurance authorities and appointed as agents of Allstate Life in order to sell the Contracts.

                               77     PROSPECTUS

We will pay commissions to Morgan Stanley & Co. for selling the Contracts. We may pay to Morgan Stanley & Co. up to a maximum sales commission of 6.0% of purchase payments. In addition, we may pay ongoing annual compensation of up to 1.40% of Contract value. To compensate Morgan Stanley for the costs of distribution, insurance licensing, due diligence and other home office services, we pay Morgan Stanley an additional percentage of purchase payments not exceeding 0.80% and a percentage of Contract Value not exceeding 0.20%. Commissions and annual compensation, when combined, could exceed 8.5% of total premium payments. Individual representatives receive a portion of compensation paid to Morgan Stanley & Co. in accordance with Morgan Stanley & Co.'s practices.

We also make additional payments to Morgan Stanley & Co. for promotional marketing and educational expenses and to reimburse certain expenses of registered representatives relating to sales of Contracts. For more information on the exact compensation arrangement associated with this Contract, please consult your registered representative.

In addition, Morgan Stanley & Co. may pay annually to its representatives, from its profits, a persistency bonus that will take into account, among other things, the length of time purchase payments have been held under the Contract and Contract Value.

The Contracts are no longer sold to new customers, however, existing customers can continue to hold the Contracts and make additional purchase payments. The Contracts were sold exclusively by Morgan Stanley & Co. Incorporated ("MS&Co") and its affiliates to its clients.

MS&Co does not receive compensation for its role as principal underwriter.

Effective June 1, 2009, Morgan Stanley and Citigroup Inc. ("Citi") established a new broker dealer, Morgan Stanley Smith Barney LLC ("MSSB"), as part of a joint venture that included the Global Wealth Management Group within MS&Co. In furtherance of this joint venture, effective June 1, 2009, Morgan Stanley Smith Barney LLC was added as an additional party to the General Agency/Selling Agreement related to sales of the Contracts through the Morgan Stanley channel of MSSB. Compensation amounts previously paid to MS&Co are now paid to MSSB.

ADMINISTRATION. We have primary responsibility for all administration of the Contracts and the Variable Account. We entered into an administrative services agreement with The Prudential Insurance Company of America ("PICA") whereby, PICA or an affiliate provides administrative services to the Variable Account and the Contracts on our behalf. In addition, PICA entered into a master services agreement with se/2/, inc., of 5801 SW 6/th/ Avenue, Topeka, Kansas 66636, whereby se/2/, inc. provides certain business process outsourcing services with respect to the Contracts. se/2/, inc. may engage other service providers to provide certain administrative functions. These service providers may change over time, and as of December 31, 2010, consisted of the following:
Keane BPO, LLC (administrative services) located at 625 North Michigan Avenue, Suite 1100, Chicago, IL 60611; RR Donnelly Global Investment Markets (compliance printing and mailing) located at 111 South Wacker Drive, Chicago, IL 60606; Jayhawk File Express, LLC (file storage and document destruction) located at 601 E. 5/th/ Street, Topeka, KS 66601-2596; Co-Sentry.net, LLC (back-up printing and disaster recovery) located at 9394 West Dodge Rd, Suite 100, Omaha, NE 68114; Convey Compliance Systems, Inc. (withholding calculations and tax statement mailing) located at 3650 Annapolis Lane, Suite 190, Plymouth, MN 55447; Spangler Graphics, LLC (compliance mailings) located at 29305 44/th/ Street, Kansas City, KS 66106; Veritas Document Solutions, LLC (compliance mailings) located at 913 Commerce Ct, Buffalo Grove, IL 60089; Records Center of Topeka, a division of Underground Vaults & Storage, Inc. (back-up tapes storage) located at 1540 NW Gage Blvd. #6, Topeka, KS 66618; EquiSearch Services, Inc. (lost shareholder search) located at 11 Martime Avenue, Suite 665, White Plains, NY 10606; ZixCorp Systems, Inc. (email encryption) located at 2711 N. Haskell Ave., Suite 2300, Dallas, TX 75204; DST Systems, Inc. (FAN mail, positions, prices) located at 333 West 11 Street, 5/th/ Floor, Kansas City, MO 64105.

In administering the Contracts, the following services are provided, among others:

..   maintenance of Contract Owner records;

..   Contract Owner services;

..   calculation of unit values;

..   maintenance of the Variable Account; and

..   preparation of Contract Owner reports.

We will send you Contract statements at least annually. We will also send you transaction confirmations. You should notify us promptly in writing of any address change. You should read your statements and confirmations carefully and verify their accuracy. You should contact us promptly if you have a question about a periodic statement or a confirmation. We will investigate all complaints and make any necessary adjustments retroactively, but you must notify us of a potential error within a reasonable time after the date of the questioned statement. If you wait too long, we will make the adjustment as of the date that we receive notice of the potential error.

We will also provide you with additional periodic and other reports, information and prospectuses as may be required by federal securities laws.

                               78     PROSPECTUS

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ANNUITIES HELD WITHIN A QUALIFIED PLAN
If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waivers of withdrawal charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

LEGAL MATTERS
All matters of Illinois law pertaining to the Contracts, including the validity of the Contracts and Allstate Life's right to issue such Contracts under Illinois insurance law, have been passed upon by Susan L. Lees, General Counsel of Allstate Life.

TAXES
--------------------------------------------------------------------------------


THE FOLLOWING DISCUSSION IS GENERAL AND IS NOT INTENDED AS TAX ADVICE. ALLSTATE LIFE MAKES NO GUARANTEE REGARDING THE TAX TREATMENT OF ANY CONTRACT OR TRANSACTION INVOLVING A CONTRACT.

Federal, state, local and other tax consequences of ownership or receipt of distributions under an annuity contract depend on your individual circumstances. If you are concerned about any tax consequences with regard to your individual circumstances, you should consult a competent tax adviser.

TAXATION OF ALLSTATE LIFE INSURANCE COMPANY
Allstate Life is taxed as a life insurance company under Part I of Subchapter L of the Code. Since the Variable Account is not an entity separate from Allstate Life, and its operations form a part of Allstate Life, it will not be taxed separately. Investment income and realized capital gains of the Variable Account are automatically applied to increase reserves under the Contract. Under existing federal income tax law, Allstate Life believes that the Variable Account investment income and capital gains will not be taxed to the extent that such income and gains are applied to increase the reserves under the Contract. Accordingly, Allstate Life does not anticipate that it will incur any federal income tax liability attributable to the Variable Account, and therefore Allstate Life does not intend to make provisions for any such taxes. If Allstate Life is taxed on investment income or capital gains of the Variable Account, then Allstate Life may impose a charge against the Variable Account in order to make provision for such taxes.

TAXATION OF VARIABLE ANNUITIES IN GENERAL
TAX DEFERRAL. Generally, you are not taxed on increases in the Contract Value until a distribution occurs. This rule applies only where:

..   the Contract Owner is a natural person,

..   the investments of the Variable Account are "adequately diversified"
    according to Treasury Department regulations, and

..   Allstate Life is considered the owner of the Variable Account assets for federal income tax purposes.

NON-NATURAL OWNERS. Non-natural owners are also referred to as Non Living Owners in this prospectus. As a general rule, annuity contracts owned by non-natural persons such as corporations, trusts, or other entities are not treated as annuity contracts for federal income tax purposes. The income on such contracts does not enjoy tax deferral and is taxed as ordinary income received or accrued by the non-natural owner during the taxable year.

EXCEPTIONS TO THE NON-NATURAL OWNER RULE. There are several exceptions to the general rule that annuity contracts held by a non-natural owner are not treated as annuity contracts for federal income tax purposes. Contracts will generally be treated as held by a natural person if the nominal owner is a trust or other entity which holds the contract as agent for a natural person. However, this special exception will not apply in the case of an employer who is the nominal owner of an annuity contract under a non-Qualified deferred compensation arrangement for its employees. Other exceptions to the non-natural owner rule are: (1) contracts acquired by an estate of a decedent by reason of the death of the decedent; (2) certain qualified contracts; (3) contracts purchased by employers upon the termination of certain Qualified Plans; (4) certain contracts used in connection with structured settlement agreements; and
(5) immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

GRANTOR TRUST OWNED ANNUITY. Contracts owned by a grantor trust are considered owned by a non-natural owner. Grantor trust owned contracts receive tax deferral as described in the Exceptions to the Non-Natural Owner Rule section. In accordance with the Code, upon the death of the annuitant, the death benefit must be paid. According to your Contract, the Death Benefit is paid to the beneficiary. A trust named beneficiary, including a grantor trust, has two options for receiving any death benefits: 1) a lump sum payment, or 2) payment deferred up to five years from date of death.

DIVERSIFICATION REQUIREMENTS. For a Contract to be treated as an annuity for federal income tax purposes, the

                               79     PROSPECTUS
investments in the Variable Account must be "adequately diversified" consistent with standards under Treasury Department regulations. If the investments in the Variable Account are not adequately diversified, the Contract will not be treated as an annuity contract for federal income tax purposes. As a result, the income on the Contract will be taxed as ordinary income received or accrued by the Contract owner during the taxable year. Although Allstate Life does not have control over the Portfolios or their investments, we expect the Portfolios to meet the diversification requirements.

OWNERSHIP TREATMENT. The IRS has stated that a contract owner will be considered the owner of separate account assets if he possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. At the time the diversification regulations were issued, the Treasury Department announced that the regulations do not provide guidance concerning circumstances in which investor control of the separate account investments may cause a Contract owner to be treated as the owner of the separate account. The Treasury Department also stated that future guidance would be issued regarding the extent that owners could direct sub-account investments without being treated as owners of the underlying assets of the separate account.

Your rights under the Contract are different than those described by the IRS in private and published rulings in which it found that Contract owners were not owners of separate account assets. For example, if your contract offers more than twenty (20) investment alternatives you have the choice to allocate premiums and contract values among a broader selection of investment alternatives than described in such rulings. You may be able to transfer among investment alternatives more frequently than in such rulings. These differences could result in you being treated as the owner of the Variable Account. If this occurs, income and gain from the Variable Account assets would be includible in your gross income. Allstate Life does not know what standards will be set forth in any regulations or rulings which the Treasury Department may issue. It is possible that future standards announced by the Treasury Department could adversely affect the tax treatment of your Contract. We reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the federal tax owner of the assets of the Variable Account. However, we make no guarantee that such modification to the Contract will be successful.

TAXATION OF PARTIAL AND FULL WITHDRAWALS. If you make a partial withdrawal under a Non-Qualified Contract, amounts received are taxable to the extent the Contract Value, without regard to surrender charges, exceeds the investment in the Contract. The investment in the Contract is the gross premium paid for the contract minus any amounts previously received from the Contract if such amounts were properly excluded from your gross income. If you make a full withdrawal under a Non-Qualified Contract, the amount received will be taxable only to the extent it exceeds the investment in the Contract.

TAXATION OF ANNUITY PAYMENTS. Generally, the rule for income taxation of annuity payments received from a Non-Qualified Contract provides for the return of your investment in the Contract in equal tax-free amounts over the payment period. The balance of each payment received is taxable. For fixed annuity payments, the amount excluded from income is determined by multiplying the payment by the ratio of the investment in the Contract (adjusted for any refund feature or period certain) to the total expected value of annuity payments for the term of the Contract. If you elect variable annuity payments, the amount excluded from taxable income is determined by dividing the investment in the Contract by the total number of expected payments. The annuity payments will be fully taxable after the total amount of the investment in the Contract is excluded using these ratios. If any variable payment is less than the excludable amount you should contact a competent tax advisor to determine how to report any unrecovered investment. The federal tax treatment of annuity payments is unclear in some respects. As a result, if the IRS should provide further guidance, it is possible that the amount we calculate and report to the IRS as taxable could be different. If you die, and annuity payments cease before the total amount of the investment in the Contract is recovered, the unrecovered amount will be allowed as a deduction for your last taxable year.

PARTIAL ANNUITIZATION
Effective January 1, 2011, an individual may partially annuitize their non-qualified annuity if the contract so permits. The Small Business Jobs Act of 2010 included a provision which allows for a portion of a non-qualified annuity, endowment or life insurance contract to be annuitized while the balance is not annuitized. The annuitized portion must be paid out over 10 or more years or over the lives of one or more individuals. The annuitized portion of the contract is treated as a separate contract for purposes of determining taxability of the payments under IRC section 72. We do not currently permit partial annuitization.

TAXATION OF LEVEL MONTHLY VARIABLE ANNUITY PAYMENTS. You may have an option to elect a variable income payment stream consisting of level monthly payments that are recalculated annually. Although we will report your levelized payments to the IRS in the year distributed, it is possible the IRS could determine that receipt of the first monthly payout of each annual amount is constructive receipt of the entire annual amount. If the IRS were to take this position, the taxable amount of your levelized payments would be accelerated to the time of the first monthly payout and reported in the tax year in which the first monthly payout is received.

WITHDRAWALS AFTER THE PAYOUT START DATE. Federal tax law is unclear regarding the taxation of any additional

                               80     PROSPECTUS
withdrawal received after the Payout Start Date. It is possible that a greater or lesser portion of such a payment could be taxable than the amount we determine.

DISTRIBUTION AT DEATH RULES. In order to be considered an annuity contract for federal income tax purposes, the Contract must provide:

..   if any Contract Owner dies on or after the Payout Start Date but before the entire interest in the Contract has been distributed, the remaining portion of such interest must be distributed at least as rapidly as under the method of distribution being used as of the date of the Contract Owner's death;

..   if any Contract Owner dies prior to the Payout Start Date, the entire interest in the Contract will be distributed within 5 years after the date of the Contract Owner's death. These requirements are satisfied if any portion of the Contract Owner's interest that is payable to (or for the benefit of) a designated Beneficiary is distributed over the life of such Beneficiary (or over a period not extending beyond the life expectancy of the Beneficiary) and the distributions begin within 1 year of the Contract Owner's death. If the Contract Owner's designated Beneficiary is the surviving spouse of the Contract Owner, the Contract may be continued with the surviving spouse as the new Contract Owner;

..   if the Contract Owner is a non-natural person, then the Annuitant will be treated as the Contract Owner for purposes of applying the distribution at death rules. In addition, a change in the Annuitant on a Contract owned by a non-natural person will be treated as the death of the Contract Owner.

We administer certain spousal rights under the Contract and related tax reporting in accordance with our understanding of the Defense of Marriage Act (which defines a "marriage" as a legal union between a man and a woman and a "spouse" as a person of the opposite sex). Depending on the state in which your Contract is issued, we may offer certain spousal benefits to civil union couples or same-sex marriage spouses. You should be aware, however, that federal tax law does not recognize civil unions or same-sex marriages. Therefore, we cannot permit a civil union partner or same-sex spouse to continue the Contract within the meaning of the tax law upon the death of the first partner under the Contract's "spousal continuance" provision. Please note there may be federal tax consequences at the death of the first civil union or same-sex marriage partner. Civil union couples and same-sex marriage spouses should consider that limitation before selecting a spousal benefit under the Contract.

TAXATION OF ANNUITY DEATH BENEFITS. Death Benefit amounts are included in income as follows:

..   if distributed in a lump sum, the amounts are taxed in the same manner as a total withdrawal, or

..   if distributed under an Income Plan, the amounts are taxed in the same manner as annuity payments.

PENALTY TAX ON PREMATURE DISTRIBUTIONS. A 10% penalty tax applies to the taxable amount of any premature distribution from a non-Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or becoming totally disabled,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made under an immediate annuity, or

..   attributable to investment in the Contract before August 14, 1982.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS. With respect to non-Qualified Contracts using substantially equal periodic payments or immediate annuity payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the Contract Owner's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

TAX FREE EXCHANGES UNDER INTERNAL REVENUE CODE SECTION 1035. A 1035 exchange is a tax-free exchange of a non-Qualified life insurance contract, endowment contract or annuity contract into a non-Qualified annuity contract. The contract owner(s) must be the same on the old and new contract. Basis from the old contract carries

                               81     PROSPECTUS
over to the new contract so long as we receive that information from the relinquishing company. If basis information is never received, we will assume that all exchanged funds represent earnings and will allocate no cost basis to them.

PARTIAL EXCHANGES.   The IRS has issued rulings that permit partial exchanges
of annuity contracts. Effective June 30, 2008, a partial exchange, of a deferred annuity contract for another deferred annuity contract, will qualify for tax-deferral only if no amount is withdrawn or surrendered from either contract for a period of 12 months. The 12 month period begins on the date when exchange proceeds are treated as premiums paid for the recipient contract. Withdrawals from, annuitizations, taxable Owner or Annuitant changes, or surrenders of either contract within the 12 month period will retroactively negate the partial exchange, unless one of the following applies:

..   the contract owner is at least 591/2 or dies; or becomes totally disabled or obtains a divorce or suffers a loss of employment after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change, or surrender;

..   if the annuity is owned by an entity, the annuitant dies after the partial exchange was completed and prior to the withdrawal, annuitization, Owner or Annuitant change or surrender;

..   the withdrawal is allocable to investment in the Contract before August 14,
    1982; or,

..   the annuity is a qualified funding asset within the meaning of Code section
    130(d).

If a partial exchange is retroactively negated, the amount originally transferred to the recipient contract is treated as a withdrawal from the source contract, taxable to the extent of any gain in that contract on the date of the exchange. An additional 10% tax penalty may also apply if the Contract Owner is under age 59 1/2. Your Contract may not permit partial exchanges.

TAXATION OF OWNERSHIP CHANGES. If you transfer a non-Qualified Contract without full and adequate consideration to a person other than your spouse (or to a former spouse incident to a divorce), you will be taxed on the difference between the Contract Value and the investment in the Contract at the time of transfer. Any assignment or pledge (or agreement to assign or pledge) of the Contract Value is taxed as a withdrawal of such amount or portion and may also incur the 10% penalty tax.

AGGREGATION OF ANNUITY CONTRACTS. The Code requires that all non-Qualified deferred annuity contracts issued by Allstate Life (or its affiliates) to the same Contract Owner during any calendar year be aggregated and treated as one annuity contract for purposes of determining the taxable amount of a distribution.

INCOME TAX WITHHOLDING
Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or no U.S. taxpayer identification number is provided we will automatically withhold the required 10% of the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory.

Allstate Life is required to withhold federal income tax using the wage withholding rates for all annuitized distributions. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

TAX QUALIFIED CONTRACTS
The income on tax sheltered annuity (TSA) and IRA investments is tax deferred, and the income from annuities held by such plans does not receive any additional tax deferral. You should review the annuity features, including all benefits and expenses, prior to purchasing an annuity as a TSA or IRA. Tax Qualified Contracts are contracts purchased as or in connection with:

..   Individual Retirement Annuities (IRAs) under Code Section 408(b);

..   Roth IRAs under Code Section 408A;

..   Simplified Employee Pension (SEP IRA) under Code Section 408(k);

                               82     PROSPECTUS

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..   Savings Incentive Match Plans for Employees (SIMPLE IRA) under Code
    Section 408(p);

..   Tax Sheltered Annuities under Code Section 403(b);

..   Corporate and Self Employed Pension and Profit Sharing Plans under Code
    Section 401; and

..   State and Local Government and Tax-Exempt Organization Deferred
    Compensation Plans under Code Section 457.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the retirement plans listed above or to modify the Contract to conform with tax requirements. If you use the Contract within an employer sponsored qualified retirement plan, the plan may impose different or additional conditions or limitations on withdrawals, waiver of charges, death benefits, Payout Start Dates, income payments, and other Contract features. In addition, adverse tax consequences may result if Qualified Plan limits on distributions and other conditions are not met. Please consult your Qualified Plan administrator for more information. Allstate Life no longer issues deferred annuities to employer sponsored qualified retirement plans.

The tax rules applicable to participants with tax qualified annuities vary according to the type of contract and the terms and conditions of the endorsement. Adverse tax consequences may result from certain transactions such as excess contributions, premature distributions, and, distributions that do not conform to specified commencement and minimum distribution rules. Allstate Life can issue an individual retirement annuity on a rollover or transfer of proceeds from a decedent's IRA, TSA, or employer sponsored retirement plan under which the decedent's surviving spouse is the beneficiary. Allstate Life does not offer an individual retirement annuity that can accept a transfer of funds for any other, non-spousal, beneficiary of a decedent's IRA, TSA, or employer sponsored qualified retirement plan.

Please refer to your Endorsement for IRAs or 403(b) plans, if applicable, for additional information on your death settlement options. In the case of certain Qualified Plans, the terms of the Qualified Plan Endorsement and the plans may govern the right to benefits, regardless of the terms of the Contract.

TAXATION OF WITHDRAWALS FROM AN INDIVIDUALLY OWNED TAX QUALIFIED CONTRACT. If you make a partial withdrawal under a Tax Qualified Contract other than a Roth IRA, the portion of the payment that bears the same ratio to the total payment that the investment in the Contract (i.e., nondeductible IRA contributions) bears to the Contract Value, is excluded from your income. We do not keep track of nondeductible contributions, and generally all tax reporting of distributions from Tax Qualified Contracts other than Roth IRAs will indicate that the distribution is fully taxable.

"Qualified distributions" from Roth IRAs are not included in gross income. "Qualified distributions" are any distributions made more than five taxable years after the taxable year of the first contribution to any Roth IRA and which are:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made to a beneficiary after the Contract Owner's death,

..   attributable to the Contract Owner being disabled, or

..   made for a first time home purchase (first time home purchases are subject to a lifetime limit of $10,000).

"Nonqualified distributions" from Roth IRAs are treated as made from contributions first and are included in gross income only to the extent that distributions exceed contributions.

REQUIRED MINIMUM DISTRIBUTIONS. Generally, Tax Qualified Contracts (excluding Roth IRAs) require minimum distributions upon reaching age 70 1/2. Failure to withdraw the required minimum distribution will result in a 50% tax penalty on the shortfall not withdrawn from the Contract. Effective December 31, 2005, the IRS requires annuity contracts to include the actuarial present value of other benefits for purposes of calculating the required minimum distribution amount. These other benefits may include accumulation, income, or death benefits. Not all income plans offered under the Contract satisfy the requirements for minimum distributions. Because these distributions are required under the Code and the method of calculation is complex, please see a competent tax advisor.

THE DEATH BENEFIT AND TAX QUALIFIED CONTRACTS. Pursuant to the Code and IRS regulations, an IRA (e.g., traditional IRA, Roth IRA, SEP IRA and SIMPLE IRA) may not invest in life insurance contracts. However, an IRA may provide a death benefit that equals the greater of the purchase payments or the Contract Value. The Contract offers a death benefit that in certain circumstances may exceed the greater of the purchase payments or the Contract Value. We believe that the Death Benefits offered by your Contract do not constitute life insurance under these regulations.

It is also possible that certain death benefits that offer enhanced earnings could be characterized as an incidental death benefit. If the death benefit were so characterized, this could result in current taxable income to a Contract Owner. In addition, there are limitations on the amount of incidental death benefits that may be provided under Qualified Plans, such as in connection with a TSA or employer sponsored qualified retirement plan.

Allstate Life reserves the right to limit the availability of the Contract for use with any of the Qualified Plans listed above.

                               83     PROSPECTUS

PENALTY TAX ON PREMATURE DISTRIBUTIONS FROM TAX QUALIFIED CONTRACTS. A 10% penalty tax applies to the taxable amount of any premature distribution from a Tax Qualified Contract. The penalty tax generally applies to any distribution made prior to the date you attain age 59 1/2. However, no penalty tax is incurred on distributions:

..   made on or after the date the Contract Owner attains age 59 1/2,

..   made as a result of the Contract Owner's death or total disability,

..   made in substantially equal periodic payments (as defined by the Code) over the Contract Owner's life or life expectancy, or over the joint lives or joint life expectancies of the Contract Owner and the Beneficiary,

..   made after separation from service after age 55 (does not apply to IRAs),

..   made pursuant to an IRS levy,

..   made for certain medical expenses,

..   made to pay for health insurance premiums while unemployed (applies only for IRAs),

..   made for qualified higher education expenses (applies only for IRAs)

..   made for a first time home purchase (up to a $10,000 lifetime limit and applies only for IRAs), and

..   from an IRA or attributable to elective deferrals under a 401(k) plan,
    403(b) annuity, or certain similar arrangements made to individuals who (because of their being members of a reserve component) are ordered or called to active duty after Sept. 11, 2001, for a period of more than 179 days or for an indefinite period; and made during the period beginning on the date of the order or call to duty and ending at the close of the active duty period.

During the first 2 years of the individual's participation in a SIMPLE IRA, distributions that are otherwise subject to the premature distribution penalty, will be subject to a 25% penalty tax.

You should consult a competent tax advisor to determine how these exceptions may apply to your situation.

SUBSTANTIALLY EQUAL PERIODIC PAYMENTS ON TAX QUALIFIED CONTRACTS. With respect to Tax Qualified Contracts using substantially equal periodic payments as an exception to the penalty tax on premature distributions, any additional withdrawal or other material modification of the payment stream would violate the requirement that payments must be substantially equal. Failure to meet this requirement would mean that the income portion of each payment received prior to the later of 5 years or the taxpayer's attaining age 59 1/2 would be subject to a 10% penalty tax unless another exception to the penalty tax applied. The tax for the year of the modification is increased by the penalty tax that would have been imposed without the exception, plus interest for the years in which the exception was used. A material modification does not include permitted changes described in published IRS rulings. You should consult a competent tax advisor prior to creating or modifying a substantially equal periodic payment stream.

INCOME TAX WITHHOLDING ON TAX QUALIFIED CONTRACTS. Generally, Allstate Life is required to withhold federal income tax at a rate of 10% from all non-annuitized distributions that are not considered "eligible rollover distributions." The customer may elect out of withholding by completing and signing a withholding election form. If no election is made or if no U.S. taxpayer identification number is provided, we will automatically withhold the required 10% from the taxable amount. In certain states, if there is federal withholding, then state withholding is also mandatory. Allstate Life is required to withhold federal income tax at a rate of 20% on all "eligible rollover distributions" unless you elect to make a "direct rollover" of such amounts to an IRA or eligible retirement plan. Eligible rollover distributions generally include all distributions from Tax Qualified Contracts, including TSAs but excluding IRAs, with the exception of:

..   required minimum distributions, or,

..   a series of substantially equal periodic payments made over a period of at least 10 years, or,

..   a series of substantially equal periodic payments made over the life (joint lives) of the participant (and beneficiary), or,

..   hardship distributions.

With respect to any Contract held under a Section 457 plan or by the trustee of a Section 401 Pension or Profit Sharing Plan, we will not issue payments directly to a plan participant or beneficiary. Consequently, the obligation to comply with the withholding requirements described above will be the responsibility of the plan.

For all annuitized distributions that are not subject to the 20% withholding requirement, Allstate Life is required to withhold federal income tax using the wage withholding rates. The customer may elect out of withholding by completing and signing a withholding election form. If no election is made, we will automatically withhold using married with three exemptions as the default. If no U.S. taxpayer identification number is provided, we will automatically withhold using single with zero exemptions as the default. In certain states, if there is federal withholding, then state withholding is also mandatory.

Election out of withholding is valid only if the customer provides a U.S. residence address and taxpayer identification number.

Generally, Code Section 1441 provides that Allstate Life as a withholding agent must withhold 30% of the taxable

                               84     PROSPECTUS
amounts paid to a non-resident alien. A non-resident alien is someone other than a U.S. citizen or resident alien. We require an original IRS Form W-8BEN at issue to certify the owners' foreign status. Withholding may be reduced or eliminated if covered by an income tax treaty between the U.S. and the non-resident alien's country of residence if the payee provides a U.S. taxpayer identification number on a fully completed Form W-8BEN. A U.S. taxpayer identification number is a social security number or an individual taxpayer identification number ("ITIN"). ITINs are issued by the IRS to non-resident alien individuals who are not eligible to obtain a social security number. The U.S. does not have a tax treaty with all countries nor do all tax treaties provide an exclusion or lower withholding rate for annuities.

CHARITABLE IRA DISTRIBUTIONS. The Pension Protection Act of 2006 included a charitable giving incentive permitting tax-free IRA distributions for charitable purposes. The Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010 extended this provision until the end of 2011.

For distributions in tax years beginning after 2005 and before 2012, the Act provides an exclusion from gross income, up to $100,000, for otherwise taxable IRA distributions from a traditional or Roth IRA that are qualified charitable distributions. To constitute a qualified charitable distribution, the distribution must be made (1) directly by the IRA trustee to certain qualified charitable organizations and (2) on or after the date the IRA owner attains age 70 1/2. Distributions that are excluded from income under this provision are not taken into account in determining the individual's deduction, if any, for charitable contributions.

The IRS has indicated that an IRA trustee is not responsible for determining whether a distribution to a charity is one that satisfies the requirements for the new income tax exclusion added by the Pension Protection Act. As a result the general rules for reporting IRA distributions apply.

INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (IRA). Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence. Certain distributions from other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an Individual Retirement Annuity.

ROTH INDIVIDUAL RETIREMENT ANNUITIES. Code Section 408A permits eligible individuals to make nondeductible contributions to an individual retirement program known as a Roth Individual Retirement Annuity. Roth Individual Retirement Annuities are subject to limitations on the amount that can be contributed and on the time when distributions may commence.

A traditional Individual Retirement Account or Annuity may be converted or "rolled over" to a Roth Individual Retirement Annuity. For distributions after 2007, the Pension Protection Act of 2006 allows distributions from qualified retirement plans including tax sheltered annuities and governmental Section 457 plans to be rolled over directly into a Roth IRA, subject to the usual rules that apply to conversions from a traditional IRA into a Roth IRA. The income portion of a conversion or rollover distribution is taxable currently, but is exempted from the 10% penalty tax on premature distributions. Prior to January 1, 2010, income and filing status limitations applied to rollovers from non-Roth accounts to a Roth IRA. Effective January 1, 2005, the IRS requires conversions of annuity contracts to include the actuarial present value of other benefits for purposes of valuing the taxable amount of the conversion.

ANNUITIES HELD BY INDIVIDUAL RETIREMENT ACCOUNTS (COMMONLY KNOWN AS CUSTODIAL
IRAS). Code Section 408 permits a custodian or trustee of an Individual Retirement Account to purchase an annuity as an investment of the Individual Retirement Account. If an annuity is purchased inside of an Individual Retirement Account, then the Annuitant must be the same person as the beneficial owner of the Individual Retirement Account.

If you have a contract issued as an IRA under Code Section 408(b) and request to change the ownership to an IRA custodian permitted under Section 408, we will treat a request to change ownership from an individual to a custodian as an indirect rollover. We will send a Form 1099R to report the distribution and the custodian should issue a Form 5498 for the contract value contribution.

Generally, the death benefit of an annuity held in an Individual Retirement Account must be paid upon the death of the Annuitant. However, in most states, the Contract permits the custodian or trustee of the Individual Retirement Account to continue the Contract in the accumulation phase, with the Annuitant's surviving spouse as the new Annuitant, if the following conditions are met:

1) The custodian or trustee of the Individual Retirement Account is the owner of the annuity and has the right to the death proceeds otherwise payable under the Contract;

2) The deceased Annuitant was the beneficial owner of the Individual Retirement Account;

3) We receive a complete request for settlement for the death of the Annuitant; and

4) The custodian or trustee of the Individual Retirement Account provides us with a signed certification of the following:

   (a) The Annuitant's surviving spouse is the sole beneficiary of the Individual Retirement Account;

                               85     PROSPECTUS

   (b) The Annuitant's surviving spouse has elected to continue the Individual Retirement Account as his or her own Individual Retirement Account; and

   (c) The custodian or trustee of the Individual Retirement Account has continued the Individual Retirement Account pursuant to the surviving spouse's election.

SIMPLIFIED EMPLOYEE PENSION IRA (SEP IRA). Code Section 408(k) allows eligible employers to establish simplified employee pension plans for their employees using individual retirement annuities. These employers may, within specified limits, make deductible contributions on behalf of the employees to the individual retirement annuities. Employers intending to use the Contract in connection with such plans should seek competent tax advice.

SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA). Code Section 408(p) allows eligible employers with 100 or fewer employees to establish SIMPLE retirement plans for their employees using individual retirement annuities. In general, a SIMPLE IRA consists of a salary deferral program for eligible employees and matching or nonelective contributions made by employers. Employers intending to purchase the Contract as a SIMPLE IRA should seek competent tax and legal advice. SIMPLE IRA plans must include the provisions of the Economic Growth and Tax Relief Reconciliation Act of 2007 (EGTRRA) to avoid adverse tax consequences. If your current SIMPLE IRA plan uses IRS Model Form 5304-SIMPLE with a revision date of March 2002 or later, then your plan is up to date. If your plan has a revision date prior to March 2002, please consult with your tax or legal advisor to determine the action you need to take in order to comply with this requirement.

TO DETERMINE IF YOU ARE ELIGIBLE TO CONTRIBUTE TO ANY OF THE ABOVE LISTED IRAS (TRADITIONAL, ROTH, SEP, OR SIMPLE), PLEASE REFER TO IRS PUBLICATION 590 AND YOUR COMPETENT TAX ADVISOR.

TAX SHELTERED ANNUITIES. Code Section 403(b) provides tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. Under Section 403(b), any contract used for a 403(b) plan must provide that distributions attributable to salary reduction contributions made after 12/31/88, and all earnings on salary reduction contributions, may be made only on or after the date the employee:

..   attains age 59 1/2,

..   severs employment,

..   dies,

..   becomes disabled, or

..   incurs a hardship (earnings on salary reduction contributions may not be distributed on account of hardship).

These limitations do not apply to withdrawals where Allstate Life is directed to transfer some or all of the Contract Value to another 403(b) plan. Generally, we do not accept funds in 403(b) contracts that are subject to the Employee Retirement Income Security Act of 1974 (ERISA).

CAUTION: Under IRS regulations we can accept contributions, transfers and rollovers only if we have entered into an information-sharing agreement, or its functional equivalent, with the applicable employer or its plan administrator. Unless your contract is grandfathered from certain provisions in these regulations, we will only process certain transactions (e.g, transfers, withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if you request one of these transactions we will not consider your request to be in good order, and will not therefore process the transaction, until we receive the employer's approval in written or electronic form.

CORPORATE AND SELF-EMPLOYED PENSION AND PROFIT SHARING PLANS. Section 401(a) of the Code permits corporate employers to establish various types of tax favored retirement plans for employees. Self-employed individuals may establish tax favored retirement plans for themselves and their employees (commonly referred to as "H.R.10" or "Keogh"). Such retirement plans may permit the purchase of annuity contracts. Allstate Life no longer issues annuity contracts to employer sponsored qualified retirement plans.

There are two owner types for contracts intended to qualify under
Section 401(a): a qualified plan fiduciary or an annuitant owner.

..   A qualified plan fiduciary exists when a qualified plan trust that is intended to qualify under Section 401(a) of the Code is the owner. The qualified plan trust must have its own tax identification number and a named trustee acting as a fiduciary on behalf of the plan. The annuitant should be the person for whose benefit the contract was purchased.

..   An annuitant owner exists when the tax identification number of the owner and annuitant are the same, or the annuity contract is not owned by a qualified plan trust. The annuitant should be the person for whose benefit the contract was purchased.

If a qualified plan fiduciary is the owner of the contract, the qualified plan must be the beneficiary so that death benefits from the annuity are distributed in accordance with the terms of the qualified plan. Annuitant owned contracts require that the beneficiary be the annuitant's spouse (if applicable), which is consistent with the required IRS language for qualified plans under
Section 401(a). A completed Annuitant Owned Qualified Plan Designation of Beneficiary form is required in order to change the beneficiary of an annuitant owned Qualified Plan contract.

                               86     PROSPECTUS

STATE AND LOCAL GOVERNMENT AND TAX-EXEMPT ORGANIZATION DEFERRED COMPENSATION PLANS. Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. In eligible governmental plans, all assets and income must be held in a trust/custodial account/annuity contract for the exclusive benefit of the participants and their beneficiaries. To the extent the Contracts are used in connection with a non-governmental eligible plan, employees are considered general creditors of the employer and the employer as owner of the Contract has the sole right to the proceeds of the Contract. Under eligible 457 plans, contributions made for the benefit of the employees will not be includible in the employees' gross income until distributed from the plan. Allstate Life no longer issues annuity contracts to 457 plans.

ANNUAL REPORTS AND OTHER DOCUMENTS
--------------------------------------------------------------------------------

Allstate Life's Annual Report on Form 10-K for the year ended December 31, 2010, is incorporated herein by reference, which means that it is legally a part of this prospectus.

All other reports filed with the SEC under the Exchange Act since the Form 10-K Annual Report, including filings made on Form 10-Q and Form 8-K, and all documents or reports we file with the SEC under the Exchange Act after the date of this prospectus and before we terminate the offering of the securities under this prospectus are also incorporated herein by reference, which means that they are legally a part of this prospectus.

Statements in this prospectus, or in documents that we file later with the SEC and that legally become a part of this prospectus, may change or supersede statements in other documents that are legally part of this prospectus. Accordingly, only the statement that is changed or replaced will legally be a part of this prospectus.

We file our Exchange Act documents and reports, including our annual report on Form 10-K quarterly reports on Form 10-Q and current reports on Form 8-K electronically on the SEC's "EDGAR" system using the identifying number CIK No. 0000352736. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov. You also can view these materials at the SEC's Public Reference Room at 100 F Street NE, Room 1580, Washington, DC 20549-2001. For more information on the operations of SEC's Public Reference Room, call 1-202-551-8090.

If you have received a copy of this prospectus, and would like a free copy of any document incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents), please write or call us at P.O. Box 758565, Topeka, KS 66675-8565 or 1-800-457-7617.

                               87     PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS
--------------------------------------------------------------------------------

     ADDITIONS, DELETIONS, OR SUBSTITUTIONS OF INVESTMENTS
     ------------------------------------------------------------------------
     THE CONTRACTS
     ------------------------------------------------------------------------
        Purchase of Contracts
     ------------------------------------------------------------------------
        Tax-Free Exchange (1035 Exchanges, Rollovers and Transfers)
     ------------------------------------------------------------------------
     CALCULATION OF ACCUMULATION UNIT VALUES
     ------------------------------------------------------------------------
        Net Investment Factor
     ------------------------------------------------------------------------
     CALCULATION OF VARIABLE INCOME PAYMENTS
     ------------------------------------------------------------------------
     CALCULATION OF ANNUITY UNIT VALUES
     ------------------------------------------------------------------------
     GENERAL MATTERS
     ------------------------------------------------------------------------

                Incontestability
             ---------------------------------------------------------
                Settlements
             ---------------------------------------------------------
                Safekeeping of the Variable Account's Assets
             ---------------------------------------------------------
                   Premium Taxes
             ---------------------------------------------------------
                   Tax Reserves
             ---------------------------------------------------------
             EXPERTS
             ---------------------------------------------------------
             FINANCIAL STATEMENTS
             ---------------------------------------------------------
             APPENDIX A - ACCUMULATION UNIT VALUES
             ---------------------------------------------------------

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. WE DO NOT AUTHORIZE ANYONE TO PROVIDE ANY INFORMATION OR REPRESENTATIONS REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

                               88     PROSPECTUS

APPENDIX A
CONTRACT COMPARISON CHART
--------------------------------------------------------------------------------

                                                   Allstate
                                   Allstate        Variable
                                   Variable      Annuity - L
                Feature            Annuity          Share
                --------------- --------------  --------------
                                 3 to 6 month    3 to 6 month
                                   transfer        transfer
                                   periods         periods
                                7 to 12 month   7 to 12 month
                DCA Fixed          transfer        transfer
                Account Option     periods         periods
                -----------------------------------------------
                                1-, 3-*, 5-*,
                                 and 7-* year
                Standard Fixed    guarantee
                Account Option     periods           N/A
                -----------------------------------------------
                                 3-, 5-, 7-,     3-, 5-, 7-,
                MVA Fixed        and 10- year    and 10- year
                Account           guarantee       guarantee
                Option**           periods         periods
                -----------------------------------------------
                Mortality and
                Expense
                Risk Charge
                (Base Contract)     1.10%           1.50%
                -----------------------------------------------
                Withdrawal
                Charge
                (% of purchase  7/ 7/ 6/ 5/ 4/
                payment)             3/ 2          7/ 6/ 5
                -----------------------------------------------
                                Confinement,    Confinement,
                Withdrawal      Terminal        Terminal
                Charge          Illness,        Illness,
                Waivers         Unemployment    Unemployment
                -----------------------------------------------

The Fixed Account Options available depend on the type of Contract you have purchased and the state in which your Contract was issued. The table summarizes the availability of the Fixed Account Options in general. Please check with your Morgan Stanley Financial Advisor for specific details for your state.

* Available only in states in which the MVA Fixed Account Option is not offered.

**Not available in states in which the 3-, 5-, or 7-year Standard Fixed Account
  Options are offered.

                               89     PROSPECTUS

APPENDIX B - MARKET VALUE ADJUSTMENT
--------------------------------------------------------------------------------

The Market Value Adjustment is based on the following:

I   =   the Treasury Rate for a maturity equal to the term length of the
        Guarantee Period Account for the week preceding the establishment of the Market Value Adjusted Fixed Guarantee Period Account;

J   =   the Treasury Rate for a maturity equal to the term length of the Market
        Value Adjusted Fixed Guarantee Period Account for the week preceding the date amounts are transferred or withdrawn from the Market Value
        Adjusted Fixed Guarantee Period Account, the date we determine the
        Death Proceeds, or the Payout Start Date, as the case may be ("Market
        Value Adjustment Date").

N   =   the number of whole and partial years from the Market Value Adjustment
        Date to the expiration of the term length of the Market Value Adjusted
        Fixed Guarantee Period Account.

Treasury Rate means the U.S. Treasury Note Constant Maturity yield as reported in Federal Reserve Board Statistical Release H.15. If such yields cease to be available in Federal Reserve Board Statistical Release H.15, then we will use an alternate source for such information in our discretion.

The Market Value Adjustment factor is determined from the following formula:

                           .9 X [I-(J + .0025)] X N

To determine the Market Value Adjustment, we will multiply the Market Value Adjustment factor by the amount transferred, withdrawn, paid as Death Proceeds, or applied to an Income Plan from a Market Value Adjusted Fixed Guarantee Period Account at any time other than during the 30 day period after such Guarantee Period Account expires. NOTE: These examples assume that premium taxes are not applicable.

                EXAMPLES OF MARKET VALUE ADJUSTMENT
Purchase Payment:  $10,000 allocated to a Market Value Adjusted
                   Fixed Guarantee Period Account
Guarantee Period:  5 years
Interest Rate:     4.50%
Full Withdrawal:   End of Contract Year 3
Contract:          Allstate Variable Annuity*

                        EXAMPLE 1: (ASSUMES DECLINING INTEREST RATES)
Step 1:  Calculate Contract Value at End of Contract Year 3: =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate the Free Withdrawal Amount:               =   .15 X $10,000 = $1500
Step 3:  Calculate the Withdrawal Charge:                    =   .06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment:              I   =   4.50%
                                                             J   =   4.20%
                                                                     730 DAYS
                                                             N   =             = 2
                                                                     365 DAYS
                                                             Market Value Adjustment Factor: .9 X [I - (J +
                                                             .0025)] X N
                                                             =   .9 X [.045 - (.042 + .0025)] X 2 = .0009
                                                             Market Value Adjustment = Market Value
                                                             Adjustment Factor X Amount
                                                             Subject To Market Value Adjustment:
                                                             =   .0009 X $11,411.66 = $10.27
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                             =   $11,411.66 - $510 + $10.27 = $10,911.93

                               90     PROSPECTUS

                          EXAMPLE 2: (ASSUMES RISING INTEREST RATES)
Step 1:  Calculate Contract Value at End of Contract Year 3: =   $10,000.00 X (1.045)/3/ = $11,411.66
Step 2:  Calculate The Free Withdrawal Amount:               =   .15 X $10,000 = $1,500
Step 3:  Calculate the Withdrawal Charge:                    =   0.06 X ($10,000 - $1,500) = $510
Step 4:  Calculate the Market Value Adjustment:              I   =   4.50%
                                                             J   =   4.80%
                                                                     730 DAYS
                                                             N   =             = 2
                                                                     365 DAYS
                                                             Market Value Adjustment Factor: .9 X [I - (J +
                                                             .0025)] X N
                                                             =   .9 X [(.045 - (.048 + .0025)] X (2) = -.0099
                                                             Market Value Adjustment = Market Value
                                                             Adjustment Factor X Amount Subject To Market
                                                             Value Adjustment:
                                                             =   -.0099 X $11,411.66 = -$112.98
Step 5:  Calculate the amount received by
         Contract owner as a result of full
         withdrawal at the end of Contract
         Year 3:                                             =   $11,411.66 - $510 - $112.98 = $10,788.68

* These examples assume the election of the ALLSTATE VARIABLE ANNUITY CONTRACT for the purpose of illustrating the Market Value Adjustment calculation. The amounts would be different under the ALLSTATE VARIABLE ANNUITY - L SHARE CONTRACT, which has different expenses and withdrawal charges.

                               91     PROSPECTUS

APPENDIX C
EXAMPLE OF CALCULATION OF INCOME PROTECTION BENEFIT
--------------------------------------------------------------------------------

Appendix C illustrates how we calculate the amount guaranteed under the Income Protection Benefit Option. Please remember that you are looking at an example only. Please also remember that the Income Protection Benefit Option may only be added to Income Plans 1 and/or 2, and only to those Income Plans for which you have selected variable income payments.

To illustrate the calculation of the amount guaranteed under the Income Protection Benefit Option, we assume the following:

              Adjusted age of
              Annuitant on the Payout
              Start Date:               65
              ---------------------------------------------------
              Sex of Annuitant:         male
              ---------------------------------------------------
              Income Plan selected:     1
              ---------------------------------------------------
              Payment frequency:        monthly
              ---------------------------------------------------
              Amount applied to
              variable income payments
              under the Income Plan:    $100,000.00
              ---------------------------------------------------

The example assumes that the withdrawal charge period has expired for all purchase payments. In accordance with the terms of the Contract, the following additional assumptions apply:

              Assumed investment rate:  3%
              ---------------------------------------------------
              Guaranteed minimum        85% of the initial
              variable income payment:  variable amount income
                                        value
              ---------------------------------------------------

STEP 1 - CALCULATION OF THE INITIAL VARIABLE AMOUNT INCOME VALUE:

Using the assumptions stated above, the initial monthly income payment is $5.49 per $1,000 applied to variable income payments under Income Plan 1. Therefore, the initial variable amount income value = $100,000 X $5.49/1000 = $549.00.

STEP 2 - CALCULATION OF THE AMOUNT GUARANTEED UNDER THE INCOME PROTECTION BENEFIT OPTION:

guaranteed minimum variable income payment = 85% X initial variable amount income value = 85% X $549.00 = $466.65.

STEP 3 - ILLUSTRATION OF THE EFFECT OF THE MINIMUM PAYMENT GUARANTEE UNDER THE INCOME PROTECTION BENEFIT OPTION:

If in any month your variable income payments would fall below the amount guaranteed under the Income Protection Benefit Option, your payment for that month will equal the guaranteed minimum variable income payment. For example, you would receive $466.65 even if the amount of your monthly income payment would have been less than that as a result of declining investment experience. On the other hand, if your monthly income payment is greater than the minimum guaranteed $466.65, you would receive the greater amount.

                               92     PROSPECTUS

APPENDIX D
WITHDRAWAL ADJUSTMENT EXAMPLE - INCOME BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2003

Initial Purchase Payment: $50,000.

                                                           Income Benefit Amount
                                                  ---------------------------------------
                            Beginning              Contract     Maximum
             Type of        Contract  Transaction Value After Anniversary       5%
 Date       Occurrence        Value     Amount    Occurrence     Value    Roll-Up Value**
-----------------------------------------------------------------------------------------
1/1/04 Contract Anniversary  $55,000          _     $55,000     $55,000       $52,500
-----------------------------------------------------------------------------------------
7/1/04  Partial Withdrawal   $60,000    $15,000     $45,000     $41,250       $40,176
-----------------------------------------------------------------------------------------

The following shows how we compute the adjusted income benefits in the example above. Please note that the withdrawal adjustment reduces the Maximum Anniversary Value by the same proportion as the withdrawal reduces the Contract Value. The withdrawal adjustment reduces the 5% Roll-Up Value part dollar-for-dollar and part proportionally.

MAXIMUM ANNIVERSARY VALUE INCOME BENEFIT
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                                 (a)            $15,000
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                    (b)            $60,000
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal                    (c)            $55,000
----------------------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                                [(a)/(b)]*(c)       $13,750
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit                                                                                  $41,250
----------------------------------------------------------------------------------------------------------------

5 % ROLL-UP VALUE INCOME BENEFIT**
----------------------------------------------------------------------------------------------------------------
Total Partial Withdrawal Amount                                                           (a)            $15,000
----------------------------------------------------------------------------------------------------------------
STEP I - DOLLAR FOR DOLLAR PORTION
----------------------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                                    (b)            $60,000
----------------------------------------------------------------------------------------------------------------
Value of Income Benefit Amount Immediately Prior to Partial Withdrawal (assumes
181 days worth of interest on $52,500 and $54,600, respectively)                          (c)            $53,786
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount (Corridor = 5% of Roll-Up Value on 1/1/04)                      (d)            $ 2,625
----------------------------------------------------------------------------------------------------------------
Dollar for Dollar Withdrawal Adjustment (discounted for a half year's worth of
interest)                                                                        (e) = (d) * 1.05 ^-0.5  $ 2,562
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 1                                                         (b') = (b) - (d)     $57,375
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 1                                                (c') = (c) - (e)     $51,224
----------------------------------------------------------------------------------------------------------------
STEP 2 - PROPORTIONAL PORTION
----------------------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                           (a') = (a) - (d)     $12,375
----------------------------------------------------------------------------------------------------------------
Proportional Adjustment                                                            (a') /(b') * (c')     $11,048
----------------------------------------------------------------------------------------------------------------
Contract Value After Step 2                                                           (b') - (a')        $45,000
----------------------------------------------------------------------------------------------------------------
Adjusted Income Benefit After Step 2                                                                     $40,176
----------------------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual income benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**In certain states, the Roll-Up Value Income Benefit accumulates interest on a daily basis at a rate equivalent to 3% per year rather than 5%. If calculations assumed an interest rate of 3% per year, the adjusted income benefit would be lower.

                               93     PROSPECTUS

APPENDIX E
WITHDRAWAL ADJUSTMENT EXAMPLE - DEATH BENEFITS*
--------------------------------------------------------------------------------

Issue Date: January 1, 2007

Initial Purchase Payment: $50,000

                                                                      Death Benefit Amount
                                                                --------------------------------
                              Beginning              Contract   Purchase   Maximum    Enhanced
               Type of        Contract  Transaction Value After Payment  Anniversary Beneficiary
  Date        Occurrence        Value     Amount    Occurrence   Value      Value      Value**
------------------------------------------------------------------------------------------------
1/1/2008 Contract Anniversary  $55,000          _     $55,000   $50,000    $55,000     $52,500
------------------------------------------------------------------------------------------------
7/1/2008  Partial Withdrawal   $60,000    $15,000     $45,000   $37,500    $41,250     $40,339
------------------------------------------------------------------------------------------------

The following shows how we compute the adjusted death benefits in the example above. Please note that the withdrawal reduces the Purchase Payment Value, the Maximum Anniversary Value, and the Enhanced Beneficiary Value by the same proportion as the withdrawal reduces the Contract Value.

PURCHASE PAYMENT VALUE DEATH BENEFIT
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                       (a)       $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)       $60,000
-------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal           (c)       $50,000
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)  $12,500
-------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                    $37,500
-------------------------------------------------------------------------------------------------

MAV DEATH BENEFIT
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                       (a)       $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)       $60,000
-------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal           (c)       $55,000
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)  $13,750
-------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                    $41,250
-------------------------------------------------------------------------------------------------

ENHANCED BENEFICIARY PROTECTION (ANNUAL INCREASE) BENEFIT**
-------------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                       (a)       $15,000
-------------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                          (b)       $60,000
-------------------------------------------------------------------------------------------------
Value of Death Benefit Amount Immediately Prior to Partial Withdrawal
(assumes 181 days worth of interest on $52,500 and $54,600, respectively)       (c)       $53,786
-------------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                      [(a)/(b)]*(c)  $13,446
-------------------------------------------------------------------------------------------------
Adjusted Death Benefit                                                                    $40,339
-------------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values and Maximum Anniversary Value for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

**Calculations for the Enhanced Beneficiary Protection (Annual Increase)
  Benefit assumed that interest accumulates on a daily basis at a rate equivalent to 5% per year. In certain states, the benefit provides for interest that accumulates at a rate of 3% per year. If calculations assumed an interest rate of 3% per year, the adjusted death benefit would be lower.

                               94     PROSPECTUS

APPENDIX F
CALCULATION OF EARNINGS PROTECTION DEATH BENEFIT*
--------------------------------------------------------------------------------

The following are examples of the Earnings Protection Death Benefit Option. For illustrative purposes, the examples assume Earnings in each case. Please remember that you are looking at examples and that your investment performance may be greater or lower than the figures shown.

EXAMPLE 1: ELECTED WHEN CONTRACT WAS ISSUED WITHOUT ANY SUBSEQUENT ADDITIONS OR WITHDRAWALS

In this example, assume that the oldest Contract Owner is age 55 on the Rider Application Date and elects the Earnings Protection Death Benefit Option when the Contract is issued. The Contract Owner makes an initial purchase payment of $100,000. After four years, the Contract Owner dies. On the date Allstate Life receives a Complete Request for Settlement, the Contract Value is $125,000. Prior to his death, the Contract Owner did not make any additional purchase payments or take any withdrawals.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+ $0 - $0)
In-Force Earnings                                  =   $25,000
                                                       ($125,000- $100,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40% * $25,000 = $10,000

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($6,250.00).

EXAMPLE 2: ELECTED WHEN CONTRACT WAS ISSUED WITH SUBSEQUENT WITHDRAWALS

In this example, assume the same facts as above, except that the Contract Owner has taken a withdrawal of $10,000 during the second year of the Contract. Immediately prior to the withdrawal, the Contract Value is $105,000. Here, $5,000 of the withdrawal is in excess of the In-Force Earnings at the time of the withdrawal. The Contract Value on the date Allstate Life receives a Complete Request for Settlement will be assumed to be $114,000.

Excess of Earnings Withdrawals                     =   $5,000
                                                       ($10,000-$5,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $95,000
                                                       ($100,000+$0-$5,000)
In-Force Earnings                                  =   $19,000
                                                       ($114,000-$95,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   40%*$19,000=$7,600

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($4,750.00).

EXAMPLE 3: ELECTED AFTER CONTRACT WAS ISSUED WITH SUBSEQUENT ADDITIONS AND WITHDRAWALS

This example is intended to illustrate the effect of adding the Earnings Protection Death Benefit Option after the Contract has been issued and the effect of later purchase payments. In this example, assume that the oldest Contract Owner is age 72 on the Rider Application Date. At the time the Contract is issued, the Contract Owner makes a purchase payment of $100,000. After two years pass, the Contract Owner elects to add the Earnings Protection Death Benefit Option. On the date this Rider is added, the Contract Value is $110,000. Two years later, the Contract Owner withdraws $50,000. Immediately prior to the withdrawal, the Contract Value is $130,000. Another two years later, the

                               95     PROSPECTUS

Contract Owner makes an additional purchase payment of $40,000. Immediately after the additional purchase payment, the Contract Value is $130,000. Two years later, the Contract Owner dies with a Contract Value of $140,000 on the date Allstate Life receives a Complete Request for Settlement.

Excess of Earnings Withdrawals                     =   $30,000
                                                       ($50,000-$20,000)
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $120,000
                                                       ($110,000+$40,000-$30,000)
In-Force Earnings                                  =   $20,000
                                                       .($140,000-$120,000)
EARNINGS PROTECTION DEATH BENEFIT**                =   25%*$20,000=$5,000

In this example, In-Force Premium is equal to the Contract Value on Rider Application Date plus the additional purchase payment and minus the Excess-of-Earnings Withdrawal.

Since 25% of In-Force Earnings is less than 50% of the In-Force Premium (excluding purchase payments in the 12 months prior to death ), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been age 70 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 40% of the In-Force Earnings ($8,000.00).

EXAMPLE 4: SPOUSAL CONTINUATION

This example is intended to illustrate the effect of a surviving spouse electing to continue the Contract upon the death of the Contract Owner on a Contract with the Earnings Protection Death Benefit Option. In this example, assume that the oldest Contract Owner is age 60 at the time the Contract is purchased (with the Earnings Protection Death Benefit Option and MAV Death Benefit Option) with a $100,000 purchase payment. Five years later the Contract Owner dies and the surviving spouse elects to continue the Contract. The Contract Value and Maximum Anniversary Value at this time are $150,000 and $160,000, respectively.

Excess of Earnings Withdrawals                     =   $0
Purchase Payments in the 12 months prior to death  =   $0
In-Force Premium                                   =   $100,000
                                                       ($100,000+$0-$0)
In-Force Earnings                                  =   $50,000
                                                       ($150,000-$100,000)
Earnings Protection Death Benefit**                =   40%*$50,000=$20,000
Contract Value                                     =   $150,000
Death Benefit                                      =   $160,000
Earnings Protection Death Benefit                  =   $20,000
Continuing Contract Value                          =   $180,000
                                                       ($160,000+$20,000)

Since 40% of In-Force Earnings is less than 100% of the In-Force Premium (excluding purchase payments in the 12 months prior to death), the In-Force Earnings are used to compute the Earnings Protection Death Benefit amount.

Assume the surviving spouse is age 72 when the Contract is continued. At this time, the surviving spouse has the option to continue the Earnings Protection Death Benefit Option at an additional mortality and expense risk charge of 0.40% and with an In-Force Premium amount equal to the Contract Value and the Rider Date reset to the date the Contract is continued. If this selection is made, the Earnings Protection Death Benefit will be equal to the lesser of 25% of the In-Force Earnings and 50% of In-Force Premium. Otherwise, the surviving spouse may elect to terminate the Earnings Protection Death Benefit Option at the time of continuation.

* For purposes of illustrating the calculation of Earnings Protection Death Benefit Option, the example assumes the same hypothetical Contract Values and Maximum Anniversary Values for all Contracts, net of applicable fees and charges. Actual death benefit amounts will differ due to the different fees and charges under each Contract.

**If the oldest Contract Owner or Annuitant had been over age 70, and both were age 79 or younger on the Rider Application Date, the Earnings Protection Death Benefit would be 25% of the In-Force Earnings ($12,500.00).

                               96     PROSPECTUS

APPENDIX G
WITHDRAWAL ADJUSTMENT EXAMPLE - TRUERETURN ACCUMULATION BENEFIT*
--------------------------------------------------------------------------------

Issue Date: January 2, 2007

Initial Purchase Payment: $50,000

Initial Benefit Base: $50,000

                                  Beginning              Contract
                   Type of        Contract  Transaction Value After Benefit
      Date        Occurrence        Value     Amount    Occurrence   Base
    -----------------------------------------------------------------------
    1/2/2008 Contract Anniversary  $55,000          _     $55,000   $50,000
    -----------------------------------------------------------------------
    7/2/2008  Partial Withdrawal   $60,000    $15,000     $45,000   $37,500
    -----------------------------------------------------------------------

The following shows how we compute the adjusted Benefit Bases in the example above. Please note the withdrawal reduces the Benefit Bases by the same proportion as the withdrawal reduces the Contract Value.

-------------------------------------------------------------------------------------------
BENEFIT BASE
-------------------------------------------------------------------------------------------
Partial Withdrawal Amount                                                  (a)      $15,000
-------------------------------------------------------------------------------------------
Contract Value Immediately Prior to Partial Withdrawal                     (b)      $60,000
-------------------------------------------------------------------------------------------
Value of Benefit Base Amount Immediately Prior to Partial Withdrawal       (c)      $50,000
-------------------------------------------------------------------------------------------
Withdrawal Adjustment                                                 [(a)/(b)]*(c) $12,500
-------------------------------------------------------------------------------------------
Adjusted Benefit Base                                                               $37,500
-------------------------------------------------------------------------------------------

* For purpose of illustrating the withdrawal adjustment calculation, the example assumes the same hypothetical Contract Values, net of applicable fees and charges for all Contracts. Actual Contract Values will differ due to the different fees and charges under each Contract. Please remember that you are looking at an example and that your investment performance may be greater or lower than the figures shown.

                               97     PROSPECTUS

APPENDIX H - SUREINCOME WITHDRAWAL BENEFIT OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000. Your Benefit Payment is $8,000, which is 8% of your initial purchase payment. Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000). The Benefit Payment is unchanged and remains $8,000. The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000. The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% x ($130,000 - $25,000)) = $8,000.
There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.
The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% x ($60,000 - $5,000)) = $4,400. The Benefit
Payment Remaining is unchanged at $0.

Example 6: Assume example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000). The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000). The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200). The Benefit Payment is unchanged and remains $7,600. The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

                               98     PROSPECTUS

APPENDIX I - SUREINCOME PLUS WITHDRAWAL BENEFIT
OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Variable Annuity contract with a $100,000 initial purchase payment and add the SureIncome Plus Option at issue.

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $8,000, which is 8% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $8,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $11,200, which is your prior Benefit Payment ($8,000) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $11,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($8,000) plus 8% of your additional purchase payment ($40,000).

Example 3: Assume Example 1 is continued and a withdrawal of $8,000 is made during the first Benefit Year.

The Benefit Base is reduced to $92,000, which is your prior Benefit Base ($100,000) less your withdrawal ($8,000).

The SureIncome ROP Death Benefit is reduced to $92,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($8,000).

The Benefit Payment is unchanged and remains $8,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($8,000) less your withdrawal ($8,000).

Example 4: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment remains $8,000, determined by the following calculation: the lesser of ($8,000) and (8% X ($130,000 - $25,000)) = $8,000

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Example 5: Assume Example 3 is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($92,000 - $5,000) = $55,000.

                               99     PROSPECTUS

The Benefit Payment is reduced to $4,400, determined by the following formula: the lesser of ($8,000) and ((8% X ($60,000 - $5,000)) = $4,400.

The Benefit Payment Remaining is unchanged at $0.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $7,600, which is your prior Benefit Payment ($4,400) plus 8% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $3,200, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 8% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $3,200 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $91,800, which is your prior Benefit Base ($95,000) less your withdrawal ($3,200).

The SureIncome ROP Death Benefit is reduced to $91,800, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($3,200).

The Benefit Payment is unchanged, because the amount withdrawn does not exceed the Benefit Payment Remaining, and remains $7,600.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($3,200) less your withdrawal ($3,200).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome Plus Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $12,748, which is the greater of your current Benefit Payment ($8,000) and 8% X the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome Plus Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome Plus Option Fee is the only annual fee applicable).

The Benefit Base remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $12,748, which is the greater of your current Benefit Payment $12,748 and 8% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $12,748, which is the Benefit Payment on the Contract Anniversary.

                              100     PROSPECTUS

APPENDIX J - SUREINCOME FOR LIFE WITHDRAWAL BENEFIT
OPTION CALCULATION EXAMPLES
--------------------------------------------------------------------------------

Example 1: Assume you purchase an Allstate Variable Annuity contract with $100,000 initial purchase payment, are attained age 55 at issue, and add the SureIncome For Life Option at issue (you are the SureIncome Covered Life).

Your Benefit Base is $100,000, which is your initial purchase payment of $100,000.

Your SureIncome ROP Death Benefit is $100,000, which is your initial purchase payment of $100,000.

Your Benefit Payment is $4,000, which is 4% of your initial purchase payment.

Your Benefit Payment Remaining for this Benefit Year is $4,000, which is equal to your Benefit Payment at the beginning of this Benefit Year.

Note: The Benefit Payment remains $4,000 until you turn age 60 (as long as the Contract Value on any of the prior Contract Anniversaries have not caused any of the guarantees under the Option to be updated). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($5,000 = 5% X $100,000, assuming your Benefit Base is still $100,000).

Example 2: Assume Example 1 is continued and an additional purchase payment of $40,000 is made in the first Benefit Year.

The Benefit Base is increased to $140,000, which is your prior Benefit Base ($100,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $140,000, which is your prior SureIncome ROP Death Benefit ($100,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $5,600, which is your prior Benefit Payment ($4,000) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $5,600, which is your prior Benefit Payment Remaining ($4,000) plus 4% of your additional purchase payment ($40,000).

Note: The Benefit Payment remains $5,600 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment & Benefit Payment Remaining are updated to 5% x current Benefit Base ($7,000 = 5% X $140,000, assuming your Benefit Base is still $140,000).

Example 3a: Assume Example 1 is continued and the first withdrawal, equal to $4,000, is made during the first Benefit Year.

The Benefit Base is reduced to $96,000, which is your prior Benefit Base ($100,000) less your withdrawal ($4,000).

The SureIncome ROP Death Benefit is reduced to $96,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($4,000).

The Benefit Payment is unchanged and remains $4,000.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($4,000) less your withdrawal ($4,000).

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 3b: Assume Example 1 is continued and the first withdrawal, equal to $5,000, is made during the sixth Benefit Year and you have attained age 60 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $95,000, which is your prior Benefit Base ($100,000) less your withdrawal ($5,000).

The SureIncome ROP Death Benefit is reduced to $95,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($5,000).

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% x current Benefit Base (5% X $100,000 = $5,000).

The Benefit Payment remains $5,000 after withdrawal.

                              101     PROSPECTUS

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($5,000) less your withdrawal ($5,000).

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 3c: Assume Example 1 is continued and the first withdrawal, equal to $6,000, is made during the sixteenth Benefit Year and you have attained age 70 (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries).

The Benefit Base is reduced to $94,000, which is your prior Benefit Base ($100,000) less your withdrawal ($6,000).

The SureIncome ROP Death Benefit is reduced to $94,000, which is your prior SureIncome ROP Death Benefit ($100,000) less your withdrawal ($6,000).

Because the first withdrawal occurs at attained age 70, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 6% X current Benefit Base (6% X $100,000 = $6,000).

The Benefit Payment remains $6,000 after withdrawal.

The Benefit Payment Remaining in the first Benefit Year is $0, which is your Benefit Payment Remaining prior to your withdrawal ($6,000) less your withdrawal ($6,000).

Note: The Withdrawal Benefit Factor is locked at 6% because the age at first withdrawal is age 70.

Example 4a: Assume Example 1 is continued and a withdrawal of $25,000 is made during the first Benefit Year. Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

The Benefit Payment is reduced to $3,000, determined by the following calculation: the lesser of ($4,000) and (4% X $75,000) = $3,000.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 4% because the age at first withdrawal is age 55.

Example 4b: Assume Example 1 is continued and a withdrawal of $25,000 is made during the sixth Benefit Year (assume the Contract Values have not increased any SureIncome For Life Option guarantees on any prior Contract Anniversaries). Assume the Contract Value prior to the withdrawal was $130,000. Because the $25,000 withdrawal is larger than the Benefit Payment Remaining, the Benefit Base, the SureIncome ROP Death Benefit and Benefit Payment will be recalculated according to applicable formulas.

The Benefit Base is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) =
$75,000.

The SureIncome ROP Death Benefit is reduced to $75,000, determined by the following calculation: the lesser of ($130,000 - $25,000) and ($100,000 - $25,000) = $75,000.

Because the first withdrawal occurs at attained age 60, the Benefit Payment and Benefit Payment Remaining prior to the withdrawal are updated to 5% X current Benefit Base prior to the withdrawal (5% X $100,000 = $5,000).

The Benefit Payment is reduced to $3,750, determined by the following calculation: the lesser of ($5,000) and (5% X $75,000) = $3,750.

There is no Benefit Payment Remaining because the withdrawal has reduced it to $0.

Note: The Withdrawal Benefit Factor is locked at 5% because the age at first withdrawal is age 60.

Example 5: Assume Example 3a is continued and an additional withdrawal of $5,000 is taken in the same year (the first Benefit Year). Assume the Contract Value prior to the additional withdrawal was $60,000. Because the $5,000 withdrawal is larger than the Benefit Payment Remaining ($0), the Benefit Base and Benefit Payment will be recalculated according to applicable formulas.

                              102     PROSPECTUS

The Benefit Base is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The SureIncome ROP Death Benefit is reduced to $55,000, determined by the following calculation: the lesser of ($60,000 - $5,000) and ($96,000 - $5,000) = $55,000.

The Benefit Payment is reduced to $2,200, determined by the following formula: the lesser of ($4,000) and (4% X $55,000) = $2,200.

Example 6: Assume Example 5 is continued and an additional Purchase Payment of 40,000 is made in the same year (the first Benefit Year).

The Benefit Base is increased to $95,000, which is your prior Benefit Base ($55,000) plus your additional purchase payment ($40,000).

The SureIncome ROP Death Benefit is increased to $95,000, which is your prior SureIncome ROP Death Benefit ($55,000) plus your additional purchase payment ($40,000).

The Benefit Payment is increased to $3,800, which is your prior Benefit Payment ($2,200) plus 4% of your additional purchase payment ($40,000).

The Benefit Payment Remaining is increased to $1,600, which is your Benefit Payment Remaining prior to your additional purchase payment ($0) plus 4% of your additional purchase payment ($40,000).

Example 7: Assume Example 6 is continued and an additional withdrawal of $1,600 is taken in the same year (the first Benefit Year).

The Benefit Base is reduced to $93,400, which is your prior Benefit Base ($95,000) less your withdrawal ($1,600).

The SureIncome ROP Death Benefit is reduced to $93,400, which is your prior SureIncome ROP Death Benefit ($95,000) less your withdrawal ($1,600).

The Benefit Payment is unchanged and remains $3,800.

The Benefit Payment Remaining is reduced to $0, which is your Benefit Payment Remaining prior to your withdrawal ($1,600) less your withdrawal ($1,600).

Example 8: Assume Example 1 is continued and on the first Contract Anniversary the Contract Value prior to deduction of annual fees is $160,000.

The SureIncome For Life Option Fee is $650, which is 0.65% X the Benefit Base ($100,000) prior to updating the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $159,350, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

The Benefit Base is increased to $159,350, which is the greater of your current Benefit Base ($100,000) and the final Contract Value on the Contract Anniversary ($159,350).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is increased to $6,374, which is the greater of your current Benefit Payment ($4,000) and 4% of the final Contract Value on the Contract Anniversary ($159,350).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

Note: The Benefit Payment remains $6,374 until you turn age 60 (for the purposes of this example it is assumed the maximum anniversary value on any of the prior Contract Anniversaries has not increased the Benefit Payment). At that point, if no withdrawals have been taken, your Benefit Payment and Benefit Payment Remaining are updated to 5% X current Benefit Base ($7,967.50 = 5% X $159,350, assuming your Benefit Base is still $159,350).

Example 9: Assume Example 8 is continued, no withdrawals or purchase payments are applied during the second Contract Year and on the second Contract Anniversary the Contract Value prior to deduction of annual fees is $60,000.

The SureIncome For Life Option Fee is $1,035.78, which is 0.65% X the Benefit Base ($159,350) prior to updating for the Benefit Base based on the Contract Value on the Contract Anniversary.

The final Contract Value is $58,964.22, which the Contract Value on the Contract Anniversary after deduction of annual fees (assume SureIncome For Life Option Fee is the only annual fee applicable).

                              103     PROSPECTUS

The Benefit Base is remains $159,350, which is the greater of your current Benefit Base ($159,350) and the final Contract Value on the Contract Anniversary ($58,964.22).

The SureIncome ROP Death Benefit remains $100,000.

The Benefit Payment is remains $6,374, which is the greater of your current Benefit Payment $6,374 and 4% X the final Contract Value on the Contract Anniversary ($58,964.22).

The Benefit Payment Remaining is updated to $6,374, which is the Benefit Payment on the Contract Anniversary.

                              104     PROSPECTUS

APPENDIX K - ACCUMULATION UNIT VALUES
--------------------------------------------------------------------------------

Appendix K presents the Accumulation Unit Values and number of Accumulation Units outstanding for each Variable Sub-Account since the Variable Sub-Accounts were first offered under the Contracts. This Appendix includes Accumulation Unit Values representing the highest and lowest available combinations of Contract charges that affect Accumulation Unit Values for each Contract. The Statement of Additional Information, which is available upon request without charge, contains the Accumulation Unit Values for all other available combinations of Contract charges that affect Accumulation Unit Values for each Contract. Please contact us at 1-800-457-7617 to obtain a copy of the Statement of Additional Information.

In addition, no Accumulation Unit Values are shown for Contracts with administrative expense charges of 0.30% which applies to Contracts purchased on or after January 1, 2005, and prior to October 17, 2005; effective October 17, 2005, and thereafter, the administrative expense charge applied to such Contracts is 0.19%.

The Allstate Variable Annuity Contracts, the Allstate Variable Annuity-L Share Contracts and all available Benefit Options were first offered on May 1, 2003. All of the Variable Sub-Accounts shown below were first offered under the Contracts on May 1, 2003 except for the Invesco V.I. Mid Cap Core Equity Fund--Series II Sub-Account, FTVIP Franklin High Income Securities--Class 2 Sub-Account, FTVIP Franklin Income Securities--Class 2 Sub-Account, FTVIP Mutual Shares Securities--Class 2 Sub-Account, and FTVIP Templeton Foreign Securities--Class 2 Sub-Account, which were first offered under the Contracts on May 1, 2004, and the AllianceBernstein VPS International Value--Class B Sub-Account, the AllianceBernstein VPS Utility Income--Class B Sub-Account, the AllianceBernstein VPS Value--Class B Sub-Account, the Fidelity VIP Contrafund--Service Class 2 Sub-Account, the Fidelity VIP Growth & Income--Service Class 2 Sub-Account, the Fidelity VIP High Income - Service Class 2 Sub-Account, the Fidelity VIP Mid Cap - Service Class 2 Sub-Account, the FTVIP Franklin Flex Cap Growth Securities--Class 2 Sub-Account, the FTVIP Mutual Global Discovery Securities Fund--Class 2 Sub-Account, the Goldman Sachs VIT Structured Small Cap Equity Sub-Account, the Goldman Sachs VIT Structured U.S. Equity Sub-Account, the Goldman Sachs VIT Large Cap Value Fund Sub-Account, the Goldman Sachs VIT Mid Cap Value Sub-Account and the Putnam VT New Value--Class IB Sub-Account which were first offered under the Contracts on April 30, 2005, and the Invesco V.I. Core Equity--Series II Sub-Account, the Fidelity VIP Money Market--Service Class 2 Sub-Account, the PIMCO VIT CommodityRealReturn Strategy--Advisor Shares Sub-Account, PIMCO VIT Emerging Markets Bond--Advisor Shares Sub-Account, PIMCO VIT Real Return - Advisor Shares Sub-Account, PIMCO VIT Total Return--Advisor Shares Sub-Account and the Invesco Van Kampen V.I. International Growth Equity Fund--Series II Sub-Account which were first offered under the Contracts on May 1, 2006 and the Putnam VT Equity Income Fund - Class IB Sub-Account which was first offered under the Contracts on February 13, 2009.

  SUB-ACCOUNT NAME AS OF DECEMBER 31,
   2010 (AS APPEARS IN THE FOLLOWING
  TABLES OF ACCUMULATION UNIT VALUES)    SUB-ACCOUNT NAME AS OF MAY 1, 2011
 -----------------------------------------------------------------------------
 Morgan Stanley VIS Capital             Morgan Stanley VIS Multi Cap Growth -
 Opportunities - Class Y                Class Y
 Invesco V. I. Global Dividend Growth   Invesco Van Kampen V.I. Global Value
 - Series II                            Equity - Series II
 Invesco V. I. Income Builder - Series  Invesco Van Kampen V. I. Equity and
 II                                     Income - Series II
 UIF Capital Growth - Class II          UIF Growth - Class II
 -----------------------------------------------------------------------------

                              105     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.313      186,043
                                                                  2004       $12.313      $13.518      415,731
                                                                  2005       $13.518      $13.957      444,440
                                                                  2006       $13.957      $16.118      392,648
                                                                  2007       $16.118      $16.682      336,404
                                                                  2008       $16.682       $9.766      303,800
                                                                  2009        $9.766      $11.601      269,512
                                                                  2010       $11.601      $12.917      234,256
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.479       84,678
                                                                  2004       $12.479      $14.108      170,808
                                                                  2005       $14.108      $15.547      369,989
                                                                  2006       $15.547      $15.157      387,737
                                                                  2007       $15.157      $16.855      356,669
                                                                  2008       $16.855       $9.550      305,855
                                                                  2009        $9.550      $12.525      289,591
                                                                  2010       $12.525      $14.193      243,621
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $11.902      347,354
                                                                  2006       $11.902      $15.875      662,259
                                                                  2007       $15.875      $16.544      645,090
                                                                  2008       $16.544       $7.629      670,721
                                                                  2009        $7.629      $10.118      567,122
                                                                  2010       $10.118      $10.417      530,629
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $11.511       61,318
                                                                  2004       $11.511      $12.311      104,368
                                                                  2005       $12.311      $13.956      129,269
                                                                  2006       $13.956      $13.688      116,723
                                                                  2007       $13.688      $15.350      109,489
                                                                  2008       $15.350       $9.118       91,770
                                                                  2009        $9.118      $12.341       77,990
                                                                  2010       $12.341      $13.379       53,765
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                  2003       $10.000      $13.642      128,236
                                                                  2004       $13.642      $16.034      220,201
                                                                  2005       $16.034      $16.877      394,485
                                                                  2006       $16.877      $19.026      422,123
                                                                  2007       $19.026      $19.066      377,632
                                                                  2008       $19.066      $12.092      342,681
                                                                  2009       $12.092      $17.028      285,949
                                                                  2010       $17.028      $21.278      246,911

                              106     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.978       46,526
                                                             2006       $10.978      $13.383       85,825
                                                             2007       $13.383      $16.121       86,127
                                                             2008       $16.121      $10.064       59,080
                                                             2009       $10.064      $10.904            0
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.757       58,921
                                                             2006       $10.757      $12.852      107,014
                                                             2007       $12.852      $12.157       92,965
                                                             2008       $12.157       $7.078       73,569
                                                             2009        $7.078       $8.456       67,766
                                                             2010        $8.456       $9.301       55,429
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.917      557,027
                                                             2006       $11.917      $13.108      934,340
                                                             2007       $13.108      $15.177      953,870
                                                             2008       $15.177       $8.586      906,812
                                                             2009        $8.586      $11.481      842,828
                                                             2010       $11.481      $13.251      782,880
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.114      148,705
                                                             2006       $11.114      $12.382      257,982
                                                             2007       $12.382      $13.670      244,669
                                                             2008       $13.670       $7.840      250,198
                                                             2009        $7.840       $9.830      230,522
                                                             2010        $9.830      $11.114      221,910
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $10.498      130,227
                                                             2006       $10.498      $11.506      227,510
                                                             2007       $11.506      $11.645      234,374
                                                             2008       $11.645       $8.605      210,481
                                                             2009        $8.605      $12.186      179,059
                                                             2010       $12.186      $13.673      158,631
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $12.136      226,223
                                                             2006       $12.136      $13.466      356,831
                                                             2007       $13.466      $15.330      369,677
                                                             2008       $15.330       $9.139      324,260
                                                             2009        $9.139      $12.607      321,406
                                                             2010       $12.607      $16.000      308,116
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                             2006       $10.000      $10.235      114,860
                                                             2007       $10.235      $10.603      159,940
                                                             2008       $10.603      $10.755      520,911
                                                             2009       $10.755      $10.667      464,222
                                                             2010       $10.667      $10.537      375,839

                              107     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.178       40,690
                                                             2006       $11.178      $11.608       94,418
                                                             2007       $11.608      $13.099       92,942
                                                             2008       $13.099       $8.364       90,854
                                                             2009        $8.364      $10.978       87,018
                                                             2010       $10.978      $12.591       86,487
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.717      126,010
                                                             2005       $10.717      $10.930      201,704
                                                             2006       $10.930      $11.800      182,881
                                                             2007       $11.800      $11.963      173,502
                                                             2008       $11.963       $9.048      157,840
                                                             2009        $9.048      $12.745      126,761
                                                             2010       $12.745      $14.248      120,554
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $11.263      117,847
                                                             2005       $11.263      $11.297      701,458
                                                             2006       $11.297      $13.185      908,698
                                                             2007       $13.185      $13.503      885,514
                                                             2008       $13.503       $9.376      810,005
                                                             2009        $9.376      $12.550      729,159
                                                             2010       $12.550      $13.958      645,367
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.405       76,341
                                                             2006       $11.405      $13.854      155,329
                                                             2007       $13.854      $15.294      183,230
                                                             2008       $15.294      $10.801      172,918
                                                             2009       $10.801      $13.148      162,316
                                                             2010       $13.148      $14.530      159,207
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.974       89,975
                                                             2005       $10.974      $11.976      415,887
                                                             2006       $11.976      $13.995      488,856
                                                             2007       $13.995      $14.294      445,687
                                                             2008       $14.294       $8.874      404,303
                                                             2009        $8.874      $11.041      333,595
                                                             2010       $11.041      $12.119      277,117
-----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $11.543       91,246
                                                             2005       $11.543      $12.553      664,497
                                                             2006       $12.553      $15.049      828,191
                                                             2007       $15.049      $17.150      745,295
                                                             2008       $17.150      $10.093      641,464
                                                             2009       $10.093      $13.653      575,128
                                                             2010       $13.653      $14.610      506,308

                              108     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
 FORMERLY, GOLDMAN SACHS VIT GROWTH AND INCOME FUND
                                                         2005       $10.000      $10.546      109,697
                                                         2006       $10.546      $12.766      149,560
                                                         2007       $12.766      $12.633      161,324
                                                         2008       $12.633       $8.266      137,300
                                                         2009        $8.266       $9.654      160,660
                                                         2010        $9.654      $10.596      115,320
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                         2005       $10.000      $11.401      203,640
                                                         2006       $11.401      $13.074      222,560
                                                         2007       $13.074      $13.247      203,257
                                                         2008       $13.247       $8.275      163,375
                                                         2009        $8.275      $10.876      148,557
                                                         2010       $10.876      $13.420      128,149
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                         2005       $10.000      $11.367      347,710
                                                         2006       $11.367      $12.598      450,996
                                                         2007       $12.598      $10.356      463,960
                                                         2008       $10.356       $6.763      422,890
                                                         2009        $6.763       $8.523      384,856
                                                         2010        $8.523      $10.948      336,667
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                         2005       $10.000      $11.295      154,801
                                                         2006       $11.295      $12.587      252,665
                                                         2007       $12.587      $12.132      262,920
                                                         2008       $12.132       $7.600      251,425
                                                         2009        $7.600       $9.089      221,142
                                                         2010        $9.089      $10.124      201,152
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                         2003       $10.000      $12.922       93,006
                                                         2004       $12.922      $14.138      197,926
                                                         2005       $14.138      $14.713      205,195
                                                         2006       $14.713      $16.404      175,011
                                                         2007       $16.404      $16.412      160,793
                                                         2008       $16.412       $7.791      177,479
                                                         2009        $7.791      $11.363      148,519
                                                         2010       $11.363      $11.995      127,880

                              109     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                                      2003       $10.000      $12.268       41,151
                                                                      2004       $12.268      $12.876       74,440
                                                                      2005       $12.876      $13.801       78,672
                                                                      2006       $13.801      $14.449       66,299
                                                                      2007       $14.449      $15.935       62,808
                                                                      2008       $15.935       $9.024       55,950
                                                                      2009        $9.024      $10.753       53,464
                                                                      2010       $10.753      $12.229       46,413
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                                      2006       $10.000      $10.804       59,634
                                                                      2007       $10.804      $11.504       52,025
                                                                      2008       $11.504       $7.913       49,165
                                                                      2009        $7.913       $9.996       44,333
                                                                      2010        $9.996      $10.780       40,181
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS DIVIDEND GROWTH PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $12.260      237,797
                                                                      2004       $12.260      $13.095      556,690
                                                                      2005       $13.095      $13.619      590,383
                                                                      2006       $13.619      $14.900      513,182
                                                                      2007       $14.900      $15.280      433,504
                                                                      2008       $15.280       $9.584      394,305
                                                                      2009        $9.584      $11.725      311,712
                                                                      2010       $11.725      $12.754      273,597
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS GLOBAL DIVIDEND GROWTH PORTFOLIO--
 CLASS Y
                                                                      2003       $10.000      $12.971      150,827
                                                                      2004       $12.971      $14.679      331,007
                                                                      2005       $14.679      $15.385      355,868
                                                                      2006       $15.385      $18.468      304,398
                                                                      2007       $18.468      $19.462      274,405
                                                                      2008       $19.462      $11.317      240,021
                                                                      2009       $11.317      $12.972      199,739
                                                                      2010       $12.972      $14.326      177,987
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS HIGH YIELD PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $11.331       95,060
                                                                      2004       $11.331      $12.255      191,354
                                                                      2005       $12.255      $12.330      181,345
                                                                      2006       $12.330      $13.268      165,461
                                                                      2007       $13.268      $13.607      142,464
                                                                      2008       $13.607      $10.315      111,487
                                                                      2009       $10.315      $14.690       90,257
                                                                      2010       $14.690      $15.944       74,319

                              110     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS INCOME BUILDER PORTFOLIO--CLASS Y
                                                                     2003       $10.000      $11.666        83,633
                                                                     2004       $11.666      $12.750       132,998
                                                                     2005       $12.750      $13.430       130,194
                                                                     2006       $13.430      $15.108       112,840
                                                                     2007       $15.108      $15.339        84,148
                                                                     2008       $15.339      $11.137        66,790
                                                                     2009       $11.137      $13.731        59,867
                                                                     2010       $13.731      $15.199        48,617
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                                     2004       $10.000      $10.826        41,968
                                                                     2005       $10.826      $11.463        87,736
                                                                     2006       $11.463      $12.559        75,209
                                                                     2007       $12.559      $13.547        66,771
                                                                     2008       $13.547       $9.537        63,651
                                                                     2009        $9.537      $12.224        58,380
                                                                     2010       $12.224      $13.729        53,132
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS S&P 500 INDEX PORTFOLIO--CLASS Y
                                                                     2003       $10.000      $12.114       380,784
                                                                     2004       $12.114      $13.188       779,233
                                                                     2005       $13.188      $13.596     1,205,985
                                                                     2006       $13.596      $15.462     1,252,976
                                                                     2007       $15.462      $16.026     1,151,976
                                                                     2008       $16.026       $9.923     1,135,623
                                                                     2009        $9.923      $12.348     1,011,779
                                                                     2010       $12.348      $13.967       900,102
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                     2003       $10.000      $11.853       105,623
                                                                     2004       $11.853      $12.493       143,473
                                                                     2005       $12.493      $13.275       181,523
                                                                     2006       $13.275      $13.448       174,613
                                                                     2007       $13.448      $15.483       157,178
                                                                     2008       $15.483       $7.777       145,869
                                                                     2009        $7.777      $12.715       140,339
                                                                     2010       $12.715      $15.007       122,371
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                     2003       $10.000      $12.525       611,638
                                                                     2004       $12.525      $14.519     1,368,363
                                                                     2005       $14.519      $14.921     2,024,042
                                                                     2006       $14.921      $17.092     2,064,458
                                                                     2007       $17.092      $16.478     1,899,584
                                                                     2008       $16.478      $10.442     1,630,400
                                                                     2009       $10.442      $13.235     1,426,710
                                                                     2010       $13.235      $15.115     1,220,309

                              111     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $11.622       125,143
                                                                         2004       $11.622      $12.793       215,383
                                                                         2005       $12.793      $13.561       424,921
                                                                         2006       $13.561      $15.070       488,356
                                                                         2007       $15.070      $15.374       463,892
                                                                         2008       $15.374      $11.734       366,052
                                                                         2009       $11.734      $14.187       339,381
                                                                         2010       $14.187      $15.689       287,074
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.423       346,255
                                                                         2004       $12.423      $13.994       706,160
                                                                         2005       $13.994      $15.157       998,766
                                                                         2006       $15.157      $17.352     1,008,188
                                                                         2007       $17.352      $17.559       900,886
                                                                         2008       $17.559      $11.750       780,887
                                                                         2009       $11.750      $14.394       719,108
                                                                         2010       $14.394      $15.941       593,027
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
 FORMERLY, UIF INTERNATIONAL GROWTH EQUITY PORTFOLIO, CLASS II
                                                                         2006       $10.000      $10.761        66,650
                                                                         2007       $10.761      $12.136        72,239
                                                                         2008       $12.136       $6.166        96,162
                                                                         2009        $6.166       $8.311        86,149
                                                                         2010        $8.311       $9.016        84,235
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.864        64,393
                                                                         2004       $12.864      $14.589        91,273
                                                                         2005       $14.589      $16.001        90,402
                                                                         2006       $16.001      $16.573        90,586
                                                                         2007       $16.573      $19.237        81,088
                                                                         2008       $19.237      $10.095        75,417
                                                                         2009       $10.095      $15.583        70,514
                                                                         2010       $15.583      $19.577        54,925
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                         2003       $10.000      $13.408       162,337
                                                                         2004       $13.408      $15.158       366,700
                                                                         2005       $15.158      $16.781       592,052
                                                                         2006       $16.781      $19.981       628,145
                                                                         2007       $19.981      $21.249       569,614
                                                                         2008       $21.249      $12.287       535,515
                                                                         2009       $12.287      $16.878       440,565
                                                                         2010       $16.878      $20.356       359,531

                              112     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS--GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.505       30,741
                                                                  2004       $11.505      $13.660       45,533
                                                                  2005       $13.660      $15.420       95,239
                                                                  2006       $15.420      $18.270       90,617
                                                                  2007       $18.270      $21.647       86,092
                                                                  2008       $21.647      $14.221       80,258
                                                                  2009       $14.221      $16.681       44,277
                                                                  2010       $16.681      $17.576       41,418
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.234       24,578
                                                                  2004       $12.234      $13.583       35,573
                                                                  2005       $13.583      $16.455       37,997
                                                                  2006       $16.455      $17.484       37,633
                                                                  2007       $17.484      $20.603       35,654
                                                                  2008       $20.603      $10.372       34,174
                                                                  2009       $10.372      $17.308       37,731
                                                                  2010       $17.308      $21.481       25,726
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.884      180,194
                                                                  2004       $11.884      $13.005      463,438
                                                                  2005       $13.005      $15.136      529,631
                                                                  2006       $15.136      $15.526      475,152
                                                                  2007       $15.526      $18.273      433,093
                                                                  2008       $18.273       $9.425      414,460
                                                                  2009        $9.425      $15.895      310,698
                                                                  2010       $15.895      $19.993      279,782
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.690       65,859
                                                                  2004       $12.690      $14.090      102,460
                                                                  2005       $14.090      $15.071       94,898
                                                                  2006       $15.071      $19.322       90,663
                                                                  2007       $19.322      $21.998       81,637
                                                                  2008       $21.998      $12.411       71,612
                                                                  2009       $12.411      $15.609       63,468
                                                                  2010       $15.609      $16.480       56,422
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.603       10,209
                                                                  2004       $12.603      $13.968       19,661
                                                                  2005       $13.968      $14.677       18,678
                                                                  2006       $14.677      $17.147       17,635
                                                                  2007       $17.147      $19.748       13,437
                                                                  2008       $19.748      $10.924       12,351
                                                                  2009       $10.924      $10.445            0

                              113     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                            2003       $10.000      $10.311       285,576
                                                            2004       $10.311      $10.694     1,071,611
                                                            2005       $10.694      $10.881     2,234,712
                                                            2006       $10.881      $11.315     2,686,693
                                                            2007       $11.315      $11.808     2,527,529
                                                            2008       $11.808      $10.594     1,986,494
                                                            2009       $10.594      $12.789     1,790,282
                                                            2010       $12.789      $13.761     1,572,045
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                            2003       $10.000      $10.018       337,847
                                                            2004       $10.018      $10.005       691,339
                                                            2005       $10.005      $10.025     1,064,766
                                                            2006       $10.025      $10.295     1,070,500
                                                            2007       $10.295      $10.446       951,430
                                                            2008       $10.446       $8.742       779,527
                                                            2009        $8.742       $9.109       716,650
                                                            2010        $9.109       $9.191       583,997
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.936       184,536
                                                            2004        $9.936       $9.868       812,228
                                                            2005        $9.868       $9.988     1,150,064
                                                            2006        $9.988      $10.289     1,226,200
                                                            2007       $10.289      $10.629     1,227,382
                                                            2008       $10.629      $10.723     1,158,126
                                                            2009       $10.723      $10.586     1,026,288
                                                            2010       $10.586      $10.450       858,610
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                            2003       $10.000      $12.034       156,369
                                                            2004       $12.034      $13.080       290,870
                                                            2005       $13.080      $13.953       341,132
                                                            2006       $13.953      $15.805       321,608
                                                            2007       $15.805      $16.907       283,081
                                                            2008       $16.907      $12.650       228,394
                                                            2009       $12.650      $14.914       237,057
                                                            2010       $14.914      $15.678       224,263
----------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN TM STRATEGY PORTFOLIO--
 ADVISOR SHARES
                                                            2006       $10.000       $9.517        40,712
                                                            2007        $9.517      $11.567        50,173
                                                            2008       $11.567       $6.411        51,624
                                                            2009        $6.411       $8.961        76,870
                                                            2010        $8.961      $10.991        85,668

                              114     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.732       10,024
                                                                     2007       $10.732      $11.200       13,492
                                                                     2008       $11.200       $9.434       13,090
                                                                     2009        $9.434      $12.149       20,723
                                                                     2010       $12.149      $13.438       21,287
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.146       37,825
                                                                     2007       $10.146      $11.073       71,055
                                                                     2008       $11.073      $10.151      126,069
                                                                     2009       $10.151      $11.851      203,245
                                                                     2010       $11.851      $12.635      181,438
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.329      311,062
                                                                     2007       $10.329      $11.077      456,710
                                                                     2008       $11.077      $11.450      458,173
                                                                     2009       $11.450      $12.880      652,330
                                                                     2010       $12.880      $13.732      598,564
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000       $8.191      321,699
                                                                     2010        $8.191       $9.104      293,986
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.000      $11.342       59,242
                                                                     2004       $11.342      $12.114       89,594
                                                                     2005       $12.114      $12.437      105,484
                                                                     2006       $12.437      $13.740       97,467
                                                                     2007       $13.740      $13.692       92,913
                                                                     2008       $13.692       $8.011       71,820
                                                                     2009        $8.011       $9.934       65,216
                                                                     2010        $9.934      $10.868       58,715
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                                     2003       $10.000      $12.318        8,159
                                                                     2004       $12.318      $13.510       83,914
                                                                     2005       $13.510      $14.034       93,677
                                                                     2006       $14.034      $16.057       80,043
                                                                     2007       $16.057      $14.892       74,546
                                                                     2008       $14.892       $9.011       72,093
                                                                     2009        $9.011      $11.547       54,941
                                                                     2010       $11.547      $13.037       42,887

                              115     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.000      $12.688       71,672
                                                   2004       $12.688      $14.553      165,086
                                                   2005       $14.553      $16.118      239,237
                                                   2006       $16.118      $20.321      238,989
                                                   2007       $20.321      $21.736      222,845
                                                   2008       $21.736      $12.025      193,760
                                                   2009       $12.025      $14.794      172,893
                                                   2010       $14.794      $16.068      135,957
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.000      $12.184        8,159
                                                   2004       $12.184      $13.547        5,886
                                                   2005       $13.547      $14.550        4,547
                                                   2006       $14.550      $16.364        3,355
                                                   2007       $16.364      $15.317        3,106
                                                   2008       $15.317       $9.140        2,276
                                                   2009        $9.140      $11.803        2,256
                                                   2010       $11.803      $13.273        2,240
-------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                   2005       $10.000      $10.948      254,363
                                                   2006       $10.948      $12.538      372,360
                                                   2007       $12.538      $11.770      355,677
                                                   2008       $11.770       $6.418      365,722
                                                   2009        $6.418       $6.045            0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2003       $10.000      $11.752       63,955
                                                   2004       $11.752      $12.184      135,230
                                                   2005       $12.184      $12.712      164,024
                                                   2006       $12.712      $13.230      169,816
                                                   2007       $13.230      $13.780      155,642
                                                   2008       $13.780       $8.565      145,665
                                                   2009        $8.565      $13.856      135,902
                                                   2010       $13.856      $16.522      110,339
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $11.715      121,087
                                                   2004       $11.715      $12.423      179,761
                                                   2005       $12.423      $14.161      189,322
                                                   2006       $14.161      $14.512      176,167
                                                   2007       $14.512      $17.427      199,929
                                                   2008       $17.427       $8.713      135,126
                                                   2009        $8.713      $14.203      117,702
                                                   2010       $14.203      $17.191       99,028

                              116     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                     2003       $10.000      $11.319       32,114
                                                     2004       $11.319      $12.299      141,903
                                                     2005       $12.299      $13.614      159,451
                                                     2006       $13.614      $14.891      158,346
                                                     2007       $14.891      $15.638      147,971
                                                     2008       $15.638      $13.124      121,506
                                                     2009       $13.124      $16.856      109,210
                                                     2010       $16.856      $18.259       88,226
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                     2003       $10.000      $14.912       35,093
                                                     2004       $14.912      $18.105      100,831
                                                     2005       $18.105      $23.907      166,567
                                                     2006       $23.907      $32.371      223,116
                                                     2007       $32.371      $44.878      201,793
                                                     2008       $44.878      $19.162      160,087
                                                     2009       $19.162      $32.178      142,501
                                                     2010       $32.178      $37.782      115,955
---------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                     2003       $10.000      $12.251       91,178
                                                     2004       $12.251      $13.637      311,486
                                                     2005       $13.637      $15.073      581,451
                                                     2006       $15.073      $18.080      726,809
                                                     2007       $18.080      $19.591      683,552
                                                     2008       $19.591      $13.741      578,764
                                                     2009       $13.741      $17.574      497,576
                                                     2010       $17.574      $19.784      418,112
---------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.621      104,846
                                                     2004       $13.621      $15.993      150,004
                                                     2005       $15.993      $17.821      165,471
                                                     2006       $17.821      $19.674      151,653
                                                     2007       $19.674      $19.994      135,433
                                                     2008       $19.994      $11.755      122,362
                                                     2009       $11.755      $17.016      104,428
                                                     2010       $17.016      $21.258       81,572
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.116      104,776
                                                     2004       $13.116      $15.727      190,348
                                                     2005       $15.727      $18.210      270,496
                                                     2006       $18.210      $19.618      310,882
                                                     2007       $19.618      $23.743      294,553
                                                     2008       $23.743      $12.464      267,442
                                                     2009       $12.464      $19.361      207,754
                                                     2010       $19.361      $25.279      163,878

                              117     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.1

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at End
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                              2003       $10.000      $12.785       95,259
                                              2004       $12.785      $17.172      267,480
                                              2005       $17.172      $19.791      385,379
                                              2006       $19.791      $26.896      379,250
                                              2007       $26.896      $21.962      330,940
                                              2008       $21.962      $13.428      286,772
                                              2009       $13.428      $17.032      246,512
                                              2010       $17.032      $21.776      199,546

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.10% and an administration expense charge of 0.19%.

                              118     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.238      30,085
                                                                  2004       $12.238      $13.313      30,581
                                                                  2005       $13.313      $13.621      32,696
                                                                  2006       $13.621      $15.586      30,707
                                                                  2007       $15.586      $15.984      24,486
                                                                  2008       $15.984       $9.271      20,315
                                                                  2009        $9.271      $10.914      12,376
                                                                  2010       $10.914      $12.041      11,728
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.403       5,243
                                                                  2004       $12.403      $13.894       6,926
                                                                  2005       $13.894      $15.172       6,809
                                                                  2006       $15.172      $14.657       6,796
                                                                  2007       $14.657      $16.149       6,783
                                                                  2008       $16.149       $9.067       6,959
                                                                  2009        $9.067      $11.783       5,803
                                                                  2010       $11.783      $13.230       4,467
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $11.829       3,437
                                                                  2006       $11.829      $15.635       3,209
                                                                  2007       $15.635      $16.144      11,918
                                                                  2008       $16.144       $7.376      15,561
                                                                  2009        $7.376       $9.694      16,226
                                                                  2010        $9.694       $9.889      17,324
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $11.441       5,752
                                                                  2004       $11.441      $12.124      11,686
                                                                  2005       $12.124      $13.620      11,685
                                                                  2006       $13.620      $13.237      11,263
                                                                  2007       $13.237      $14.708      11,262
                                                                  2008       $14.708       $8.657      11,026
                                                                  2009        $8.657      $11.609      11,026
                                                                  2010       $11.609      $12.472       9,603
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                  2003       $10.000      $13.558       5,419
                                                                  2004       $13.558      $15.791       7,226
                                                                  2005       $15.791      $16.471       7,449
                                                                  2006       $16.471      $18.399       7,250
                                                                  2007       $18.399      $18.269       5,854
                                                                  2008       $18.269      $11.481       4,030
                                                                  2009       $11.481      $16.019       2,222
                                                                  2010       $16.019      $19.835       1,769

                              119     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.911       1,315
                                                             2006       $10.911      $13.180         293
                                                             2007       $13.180      $15.732         273
                                                             2008       $15.732       $9.731       1,452
                                                             2009        $9.731      $10.473           0
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.691           0
                                                             2006       $10.691      $12.657           0
                                                             2007       $12.657      $11.863           0
                                                             2008       $11.863       $6.844           0
                                                             2009        $6.844       $8.102           0
                                                             2010        $8.102       $8.830           0
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.844       6,441
                                                             2006       $11.844      $12.910       6,854
                                                             2007       $12.910      $14.810       5,944
                                                             2008       $14.810       $8.301       3,333
                                                             2009        $8.301      $10.999       8,133
                                                             2010       $10.999      $12.580       3,549
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.046         366
                                                             2006       $11.046      $12.194       1,882
                                                             2007       $12.194      $13.340       6,674
                                                             2008       $13.340       $7.580       7,366
                                                             2009        $7.580       $9.417       6,626
                                                             2010        $9.417      $10.551       6,679
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $10.434       3,328
                                                             2006       $10.434      $11.331       2,044
                                                             2007       $11.331      $11.364       1,883
                                                             2008       $11.364       $8.320         764
                                                             2009        $8.320      $11.675         459
                                                             2010       $11.675      $12.981         449
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $12.062         290
                                                             2006       $12.062      $13.262         269
                                                             2007       $13.262      $14.959         251
                                                             2008       $14.959       $8.836       1,649
                                                             2009        $8.836      $12.078       2,487
                                                             2010       $12.078      $15.190         196

                              120     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                             2006       $10.000      $10.172           0
                                                             2007       $10.172      $10.441       4,439
                                                             2008       $10.441      $10.495       8,295
                                                             2009       $10.495      $10.314      18,960
                                                             2010       $10.314      $10.095       5,453
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.110           0
                                                             2006       $11.110      $11.432           0
                                                             2007       $11.432      $12.782       5,150
                                                             2008       $12.782       $8.087       5,196
                                                             2009        $8.087      $10.518       5,010
                                                             2010       $10.518      $11.953       4,872
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.652       1,781
                                                             2005       $10.652      $10.764       2,337
                                                             2006       $10.764      $11.515       2,364
                                                             2007       $11.515      $11.568       3,061
                                                             2008       $11.568       $8.669       2,025
                                                             2009        $8.669      $12.100       1,670
                                                             2010       $12.100      $13.404       1,579
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $11.194       1,924
                                                             2005       $11.194      $11.126       2,412
                                                             2006       $11.126      $12.868       2,245
                                                             2007       $12.868      $13.057       1,492
                                                             2008       $13.057       $8.984       1,577
                                                             2009        $8.984      $11.915       3,077
                                                             2010       $11.915      $13.131       2,990
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.335       3,984
                                                             2006       $11.335      $13.644       3,791
                                                             2007       $13.644      $14.925       3,586
                                                             2008       $14.925      $10.444       3,182
                                                             2009       $10.444      $12.597       1,348
                                                             2010       $12.597      $13.794       1,262
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.907       7,597
                                                             2005       $10.907      $11.795       8,427
                                                             2006       $11.795      $13.658       8,625
                                                             2007       $13.658      $13.822       8,002
                                                             2008       $13.822       $8.502       7,984
                                                             2009        $8.502      $10.482       2,974
                                                             2010       $10.482      $11.401       2,980

                              121     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                         2004       $10.000      $11.472           0
                                                         2005       $11.472      $12.363       1,345
                                                         2006       $12.363      $14.686       1,891
                                                         2007       $14.686      $16.583       1,366
                                                         2008       $16.583       $9.670       2,607
                                                         2009        $9.670      $12.962       3,304
                                                         2010       $12.962      $13.744       2,228
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
 FORMERLY, GOLDMAN SACHS VIT GROWTH AND INCOME FUND
                                                         2005       $10.000      $10.481         693
                                                         2006       $10.481      $12.573         531
                                                         2007       $12.573      $12.327         551
                                                         2008       $12.327       $7.992         538
                                                         2009        $7.992       $9.249         573
                                                         2010        $9.249      $10.060         579
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                         2005       $10.000      $11.331           0
                                                         2006       $11.331      $12.875           0
                                                         2007       $12.875      $12.926           0
                                                         2008       $12.926       $8.001           0
                                                         2009        $8.001      $10.420           0
                                                         2010       $10.420      $12.740           0
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                         2005       $10.000      $11.298         607
                                                         2006       $11.298      $12.407       1,238
                                                         2007       $12.407      $10.106       1,346
                                                         2008       $10.106       $6.539       2,010
                                                         2009        $6.539       $8.166       2,421
                                                         2010        $8.166      $10.393       1,185
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                         2005       $10.000      $11.226         791
                                                         2006       $11.226      $12.397       1,419
                                                         2007       $12.397      $11.839       6,517
                                                         2008       $11.839       $7.349       6,690
                                                         2009        $7.349       $8.708       7,054
                                                         2010        $8.708       $9.611       7,071
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                         2003       $10.000      $12.843       2,967
                                                         2004       $12.843      $13.924       4,311
                                                         2005       $13.924      $14.359       3,964
                                                         2006       $14.359      $15.863       3,935
                                                         2007       $15.863      $15.725       3,632
                                                         2008       $15.725       $7.397       1,439
                                                         2009        $7.397      $10.689         213
                                                         2010       $10.689      $11.181         227

                              122     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                                      2003       $10.000      $12.193       1,401
                                                                      2004       $12.193      $12.681         895
                                                                      2005       $12.681      $13.468         890
                                                                      2006       $13.468      $13.972         885
                                                                      2007       $13.972      $15.268         880
                                                                      2008       $15.268       $8.567         872
                                                                      2009        $8.567      $10.116           0
                                                                      2010       $10.116      $11.399           0
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                                      2006       $10.000      $10.738       8,630
                                                                      2007       $10.738      $11.329       8,588
                                                                      2008       $11.329       $7.721       8,530
                                                                      2009        $7.721       $9.665       8,483
                                                                      2010        $9.665      $10.328       8,437
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS DIVIDEND GROWTH PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $12.185      20,116
                                                                      2004       $12.185      $12.897      18,199
                                                                      2005       $12.897      $13.291      22,604
                                                                      2006       $13.291      $14.408      20,625
                                                                      2007       $14.408      $14.641      19,418
                                                                      2008       $14.641       $9.099      13,916
                                                                      2009        $9.099      $11.030       8,360
                                                                      2010       $11.030      $11.889       7,909
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS GLOBAL DIVIDEND GROWTH PORTFOLIO--
 CLASS Y
                                                                      2003       $10.000      $12.892       5,234
                                                                      2004       $12.892      $14.457      11,314
                                                                      2005       $14.457      $15.014      12,341
                                                                      2006       $15.014      $17.859      11,659
                                                                      2007       $17.859      $18.647      11,536
                                                                      2008       $18.647      $10.745      11,196
                                                                      2009       $10.745      $12.203       7,090
                                                                      2010       $12.203      $13.354       6,673
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS HIGH YIELD PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $11.262       5,624
                                                                      2004       $11.262      $12.069       5,399
                                                                      2005       $12.069      $12.033       7,464
                                                                      2006       $12.033      $12.830       7,040
                                                                      2007       $12.830      $13.037       6,708
                                                                      2008       $13.037       $9.794       6,374
                                                                      2009        $9.794      $13.820       1,346
                                                                      2010       $13.820      $14.863       1,346

                              123     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS INCOME BUILDER PORTFOLIO--CLASS Y
                                                                     2003       $10.000      $11.595         388
                                                                     2004       $11.595      $12.556         388
                                                                     2005       $12.556      $13.106       6,319
                                                                     2006       $13.106      $14.610       5,300
                                                                     2007       $14.610      $14.697       4,876
                                                                     2008       $14.697      $10.574       4,428
                                                                     2009       $10.574      $12.917           0
                                                                     2010       $12.917      $14.168           0
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                                     2004       $10.000      $10.760           0
                                                                     2005       $10.760      $11.290           0
                                                                     2006       $11.290      $12.256           0
                                                                     2007       $12.256      $13.099           0
                                                                     2008       $13.099       $9.137           0
                                                                     2009        $9.137      $11.605           0
                                                                     2010       $11.605      $12.915           0
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS S&P 500 INDEX PORTFOLIO--CLASS Y
                                                                     2003       $10.000      $12.040      15,094
                                                                     2004       $12.040      $12.988      15,844
                                                                     2005       $12.988      $13.268      23,949
                                                                     2006       $13.268      $14.953      22,947
                                                                     2007       $14.953      $15.355      28,701
                                                                     2008       $15.355       $9.421      28,554
                                                                     2009        $9.421      $11.617      26,320
                                                                     2010       $11.617      $13.020      26,155
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                     2003       $10.000      $11.781       7,119
                                                                     2004       $11.781      $12.304       5,330
                                                                     2005       $12.304      $12.955       4,868
                                                                     2006       $12.955      $13.004       4,578
                                                                     2007       $13.004      $14.835       4,090
                                                                     2008       $14.835       $7.383       2,959
                                                                     2009        $7.383      $11.962       1,813
                                                                     2010       $11.962      $13.989           0

                              124     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.449      73,598
                                                                         2004       $12.449      $14.299      44,257
                                                                         2005       $14.299      $14.561      49,881
                                                                         2006       $14.561      $16.529      49,325
                                                                         2007       $16.529      $15.788      50,066
                                                                         2008       $15.788       $9.913      38,421
                                                                         2009        $9.913      $12.451      21,619
                                                                         2010       $12.451      $14.090      18,655
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $11.551       4,382
                                                                         2004       $11.551      $12.599       8,845
                                                                         2005       $12.599      $13.234       7,060
                                                                         2006       $13.234      $14.573       7,902
                                                                         2007       $14.573      $14.731       5,965
                                                                         2008       $14.731      $11.140         776
                                                                         2009       $11.140      $13.347         768
                                                                         2010       $13.347      $14.625         763
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.347      52,658
                                                                         2004       $12.347      $13.782      27,103
                                                                         2005       $13.782      $14.792      32,255
                                                                         2006       $14.792      $16.780      30,931
                                                                         2007       $16.780      $16.825      29,153
                                                                         2008       $16.825      $11.155       9,573
                                                                         2009       $11.155      $13.541       6,001
                                                                         2010       $13.541      $14.860       5,552
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
 FORMERLY, UIF INTERNATIONAL GROWTH EQUITY PORTFOLIO, CLASS II
                                                                         2006       $10.000      $10.695           0
                                                                         2007       $10.695      $11.951       7,868
                                                                         2008       $11.951       $6.017       9,863
                                                                         2009        $6.017       $8.036       9,439
                                                                         2010        $8.036       $8.638       9,658
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.785         428
                                                                         2004       $12.785      $14.368       1,015
                                                                         2005       $14.368      $15.616         429
                                                                         2006       $15.616      $16.027         427
                                                                         2007       $16.027      $18.433         424
                                                                         2008       $18.433       $9.585         216
                                                                         2009        $9.585      $14.660           0
                                                                         2010       $14.660      $18.250           0

                              125     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                  2003       $10.000      $13.327      13,892
                                                                  2004       $13.327      $14.928       9,406
                                                                  2005       $14.928      $16.376      10,565
                                                                  2006       $16.376      $19.322      10,421
                                                                  2007       $19.322      $20.360      12,160
                                                                  2008       $20.360      $11.665      11,195
                                                                  2009       $11.665      $15.878       9,150
                                                                  2010       $15.878      $18.975       8,826
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS--GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.435       1,101
                                                                  2004       $11.435      $13.453       1,096
                                                                  2005       $13.453      $15.048       1,052
                                                                  2006       $15.048      $17.668       1,007
                                                                  2007       $17.668      $20.742         962
                                                                  2008       $20.742      $13.501         894
                                                                  2009       $13.501      $15.693          48
                                                                  2010       $15.693      $16.385           0
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.159         189
                                                                  2004       $12.159      $13.377         951
                                                                  2005       $13.377      $16.058         951
                                                                  2006       $16.058      $16.908         951
                                                                  2007       $16.908      $19.741         951
                                                                  2008       $19.741       $9.847         951
                                                                  2009        $9.847      $16.283         762
                                                                  2010       $16.283      $20.024         762
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.812      22,754
                                                                  2004       $11.812      $12.808      25,327
                                                                  2005       $12.808      $14.771      23,766
                                                                  2006       $14.771      $15.014      22,872
                                                                  2007       $15.014      $17.509      19,501
                                                                  2008       $17.509       $8.948      10,965
                                                                  2009        $8.948      $14.953      10,337
                                                                  2010       $14.953      $18.637       8,454
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.613       3,061
                                                                  2004       $12.613      $13.877       3,942
                                                                  2005       $13.877      $14.708       3,940
                                                                  2006       $14.708      $18.685       3,935
                                                                  2007       $18.685      $21.078       3,931
                                                                  2008       $21.078      $11.783       3,926
                                                                  2009       $11.783      $14.684       3,494
                                                                  2010       $14.684      $15.362       3,491

                              126     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                            2003       $10.000      $12.526          979
                                                            2004       $12.526      $13.757            0
                                                            2005       $13.757      $14.323            0
                                                            2006       $14.323      $16.581            0
                                                            2007       $16.581      $18.922            0
                                                            2008       $18.922      $10.371            0
                                                            2009       $10.371       $9.888            0
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                            2003       $10.000      $10.248       36,354
                                                            2004       $10.248      $10.532       31,834
                                                            2005       $10.532      $10.619       50,822
                                                            2006       $10.619      $10.942       41,532
                                                            2007       $10.942      $11.314       42,065
                                                            2008       $11.314      $10.058       22,447
                                                            2009       $10.058      $12.031       17,766
                                                            2010       $12.031      $12.828       15,605
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.957       22,303
                                                            2004        $9.957       $9.853       25,373
                                                            2005        $9.853       $9.783       23,571
                                                            2006        $9.783       $9.955       22,489
                                                            2007        $9.955      $10.008       21,727
                                                            2008       $10.008       $8.300       18,154
                                                            2009        $8.300       $8.569        1,103
                                                            2010        $8.569       $8.567        1,072
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.875       45,906
                                                            2004        $9.875       $9.719      100,138
                                                            2005        $9.719       $9.747      106,824
                                                            2006        $9.747       $9.950      102,072
                                                            2007        $9.950      $10.185        9,365
                                                            2008       $10.185      $10.180        6,937
                                                            2009       $10.180       $9.959       20,745
                                                            2010        $9.959       $9.742        7,966
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                            2003       $10.000      $11.961       14,926
                                                            2004       $11.961      $12.882       15,995
                                                            2005       $12.882      $13.617       13,820
                                                            2006       $13.617      $15.284       12,721
                                                            2007       $15.284      $16.199       11,588
                                                            2008       $16.199      $12.010        2,185
                                                            2009       $12.010      $14.030        1,977
                                                            2010       $14.030      $14.615        1,845

                              127     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN TM STRATEGY PORTFOLIO--
 ADVISOR SHARES
                                                                     2006       $10.000       $9.458           0
                                                                     2007        $9.458      $11.391         796
                                                                     2008       $11.391       $6.255       1,548
                                                                     2009        $6.255       $8.664         971
                                                                     2010        $8.664      $10.530         970
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.666           0
                                                                     2007       $10.666      $11.029           0
                                                                     2008       $11.029       $9.206         502
                                                                     2009        $9.206      $11.747           0
                                                                     2010       $11.747      $12.874           0
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.084           0
                                                                     2007       $10.084      $10.905         416
                                                                     2008       $10.905       $9.905       5,427
                                                                     2009        $9.905      $11.459       4,137
                                                                     2010       $11.459      $12.105         806
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.265           0
                                                                     2007       $10.265      $10.908      11,176
                                                                     2008       $10.908      $11.173      14,260
                                                                     2009       $11.173      $12.453      15,405
                                                                     2010       $12.453      $13.157      14,701
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000       $7.847       5,922
                                                                     2010        $7.847       $8.643       5,941
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.000      $11.273           0
                                                                     2004       $11.273      $11.931       1,133
                                                                     2005       $11.931      $12.137           0
                                                                     2006       $12.137      $13.287           0
                                                                     2007       $13.287      $13.119           0
                                                                     2008       $13.119       $7.606           0
                                                                     2009        $7.606       $9.346           0
                                                                     2010        $9.346      $10.131           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                                     2003       $10.000      $12.243      14,285
                                                                     2004       $12.243      $13.306      12,788
                                                                     2005       $13.306      $13.695      11,515
                                                                     2006       $13.695      $15.528      10,443
                                                                     2007       $15.528      $14.269       5,977
                                                                     2008       $14.269       $8.555       4,752
                                                                     2009        $8.555      $10.863       2,431
                                                                     2010       $10.863      $12.152       2,163

                              128     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.000      $12.611         128
                                                   2004       $12.611      $14.333       2,233
                                                   2005       $14.333      $15.730       1,975
                                                   2006       $15.730      $19.651       1,950
                                                   2007       $19.651      $20.827       1,940
                                                   2008       $20.827      $11.417       1,959
                                                   2009       $11.417      $13.918       1,731
                                                   2010       $13.918      $14.978         970
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.000      $12.109           0
                                                   2004       $12.109      $13.342           0
                                                   2005       $13.342      $14.199           0
                                                   2006       $14.199      $15.825           0
                                                   2007       $15.825      $14.676           0
                                                   2008       $14.676       $8.678           0
                                                   2009        $8.678      $11.104           0
                                                   2010       $11.104      $12.373           0
-------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                   2005       $10.000      $10.881       1,554
                                                   2006       $10.881      $12.348         902
                                                   2007       $12.348      $11.485       5,080
                                                   2008       $11.485       $6.206       6,006
                                                   2009        $6.206       $5.838           0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2003       $10.000      $11.680       2,470
                                                   2004       $11.680      $11.999       2,601
                                                   2005       $11.999      $12.405       2,052
                                                   2006       $12.405      $12.794       2,064
                                                   2007       $12.794      $13.203         201
                                                   2008       $13.203       $8.131         217
                                                   2009        $8.131      $13.035         174
                                                   2010       $13.035      $15.402         164
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $11.643         732
                                                   2004       $11.643      $12.234       1,444
                                                   2005       $12.234      $13.820       2,590
                                                   2006       $13.820      $14.033       2,582
                                                   2007       $14.033      $16.697       2,573
                                                   2008       $16.697       $8.272       2,559
                                                   2009        $8.272      $13.362       1,640
                                                   2010       $13.362      $16.025       1,636

                              129     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                     2003       $10.000      $11.250      15,238
                                                     2004       $11.250      $12.113         793
                                                     2005       $12.113      $13.286         676
                                                     2006       $13.286      $14.400         593
                                                     2007       $14.400      $14.984         508
                                                     2008       $14.984      $12.460         409
                                                     2009       $12.460      $15.857           0
                                                     2010       $15.857      $17.021           0
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                     2003       $10.000      $14.821      12,008
                                                     2004       $14.821      $17.831         578
                                                     2005       $17.831      $23.331       1,273
                                                     2006       $23.331      $31.304       1,273
                                                     2007       $31.304      $43.002       1,297
                                                     2008       $43.002      $18.193         833
                                                     2009       $18.193      $30.272         830
                                                     2010       $30.272      $35.220         729
---------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                     2003       $10.000      $12.176       1,170
                                                     2004       $12.176      $13.430       4,254
                                                     2005       $13.430      $14.710      12,144
                                                     2006       $14.710      $17.484      12,292
                                                     2007       $17.484      $18.771      11,242
                                                     2008       $18.771      $13.046       8,277
                                                     2009       $13.046      $16.533       6,919
                                                     2010       $16.533      $18.443       4,966
---------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.538      12,094
                                                     2004       $13.538      $15.751       7,725
                                                     2005       $15.751      $17.392       7,880
                                                     2006       $17.392      $19.025       7,706
                                                     2007       $19.025      $19.158       7,661
                                                     2008       $19.158      $11.161       6,513
                                                     2009       $11.161      $16.008       6,542
                                                     2010       $16.008      $19.816       6,323
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.036       6,524
                                                     2004       $13.036      $15.489       7,472
                                                     2005       $15.489      $17.772       7,621
                                                     2006       $17.772      $18.972       7,340
                                                     2007       $18.972      $22.750       9,962
                                                     2008       $22.750      $11.833      10,113
                                                     2009       $11.833      $18.214       8,474
                                                     2010       $18.214      $23.565       7,296

                              130     PROSPECTUS

                     ALLSTATE VARIABLE ANNUITY--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

 WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION OPTION
         AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.0

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at End
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                              2003       $10.000      $12.707       2,217
                                              2004       $12.707      $16.912       7,785
                                              2005       $16.912      $19.314       8,404
                                              2006       $19.314      $26.009       7,578
                                              2007       $26.009      $21.043       7,640
                                              2008       $21.043      $12.748       6,485
                                              2009       $12.748      $16.022       1,695
                                              2010       $16.022      $20.299       1,284

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.00% and an administration expense charge of 0.19%.

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                    Number of
                                                                         Accumulation Accumulation    Units
                                                            For the Year  Unit Value   Unit Value  Outstanding
                                                               Ending    at Beginning    at End      at End
Sub-Accounts                                                December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                2003       $10.000      $12.279       54,387
                                                                2004       $12.279      $13.427      166,492
                                                                2005       $13.427      $13.807      447,898
                                                                2006       $13.807      $15.880      413,771
                                                                2007       $15.880      $16.369      345,766
                                                                2008       $16.369       $9.543      119,126
                                                                2009        $9.543      $11.291      103,086
                                                                2010       $11.291      $12.521       86,534
--------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                2003       $10.000      $12.446       28,817
                                                                2004       $12.446      $14.013       80,635
                                                                2005       $14.013      $15.380      325,340
                                                                2006       $15.380      $14.933      424,521
                                                                2007       $14.933      $16.538      373,318
                                                                2008       $16.538       $9.333      258,510
                                                                2009        $9.333      $12.191      182,344
                                                                2010       $12.191      $13.758      133,260

                              131     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $11.870       200,944
                                                                  2006       $11.870      $15.768       538,385
                                                                  2007       $15.768      $16.365       527,670
                                                                  2008       $16.365       $7.516       554,744
                                                                  2009        $7.516       $9.928       455,435
                                                                  2010        $9.928      $10.180       390,099
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $11.480        40,183
                                                                  2004       $11.480      $12.228        66,960
                                                                  2005       $12.228      $13.806        64,208
                                                                  2006       $13.806      $13.486        50,284
                                                                  2007       $13.486      $15.062        26,777
                                                                  2008       $15.062       $8.911        22,011
                                                                  2009        $8.911      $12.011        14,295
                                                                  2010       $12.011      $12.969         7,561
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                  2003       $10.000      $13.605        46,809
                                                                  2004       $13.605      $15.926       101,345
                                                                  2005       $15.926      $16.696       461,511
                                                                  2006       $16.696      $18.746       547,841
                                                                  2007       $18.746      $18.709       492,368
                                                                  2008       $18.709      $11.817       266,076
                                                                  2009       $11.817      $16.573       194,269
                                                                  2010       $16.573      $20.626       143,862
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                                  2005       $10.000      $10.948        62,544
                                                                  2006       $10.948      $13.293       104,446
                                                                  2007       $13.293      $15.948       105,948
                                                                  2008       $15.948       $9.915        75,031
                                                                  2009        $9.915      $10.711             0
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $10.728        24,330
                                                                  2006       $10.728      $12.765        84,687
                                                                  2007       $12.765      $12.025        73,715
                                                                  2008       $12.025       $6.973        71,808
                                                                  2009        $6.973       $8.297        55,919
                                                                  2010        $8.297       $9.089        48,769
----------------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                                  2005       $10.000      $11.885       588,555
                                                                  2006       $11.885      $13.020     1,179,793
                                                                  2007       $13.020      $15.013     1,070,999
                                                                  2008       $15.013       $8.458       834,097
                                                                  2009        $8.458      $11.265       684,175
                                                                  2010       $11.265      $12.949       489,383

                              132     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at End
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.084      109,025
                                                             2006       $11.084      $12.298      289,123
                                                             2007       $12.298      $13.523      274,217
                                                             2008       $13.523       $7.724      254,479
                                                             2009        $7.724       $9.645      230,339
                                                             2010        $9.645      $10.861      172,953
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $10.470      105,832
                                                             2006       $10.470      $11.428      211,031
                                                             2007       $11.428      $11.520      228,615
                                                             2008       $11.520       $8.478      148,744
                                                             2009        $8.478      $11.957      112,768
                                                             2010       $11.957      $13.362       83,389
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $12.103      146,107
                                                             2006       $12.103      $13.375      305,980
                                                             2007       $13.375      $15.164      279,884
                                                             2008       $15.164       $9.003      190,988
                                                             2009        $9.003      $12.370      158,160
                                                             2010       $12.370      $15.635      119,897
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                             2006       $10.000      $10.207      105,566
                                                             2007       $10.207      $10.531      233,662
                                                             2008       $10.531      $10.639      390,322
                                                             2009       $10.639      $10.509      307,616
                                                             2010       $10.509      $10.339      239,805
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.148       40,286
                                                             2006       $11.148      $11.530      133,880
                                                             2007       $11.530      $12.957      141,437
                                                             2008       $12.957       $8.240      128,083
                                                             2009        $8.240      $10.771      112,939
                                                             2010       $10.771      $12.304       93,989
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.688      105,202
                                                             2005       $10.688      $10.856      171,901
                                                             2006       $10.856      $11.673      155,403
                                                             2007       $11.673      $11.786      114,261
                                                             2008       $11.786       $8.878       73,253
                                                             2009        $8.878      $12.455       64,034
                                                             2010       $12.455      $13.868       57,649

                              133     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $11.233        86,915
                                                            2005       $11.233      $11.221       769,097
                                                            2006       $11.221      $13.044     1,446,601
                                                            2007       $13.044      $13.304     1,392,292
                                                            2008       $13.304       $9.200       958,297
                                                            2009        $9.200      $12.264       762,025
                                                            2010       $12.264      $13.585       569,805
----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                            2005       $10.000      $11.374        64,062
                                                            2006       $11.374      $13.760       133,205
                                                            2007       $13.760      $15.129       128,508
                                                            2008       $15.129      $10.641        84,601
                                                            2009       $10.641      $12.901        70,890
                                                            2010       $12.901      $14.199        53,473
----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $10.944        51,882
                                                            2005       $10.944      $11.896       475,155
                                                            2006       $11.896      $13.845       564,827
                                                            2007       $13.845      $14.083       513,207
                                                            2008       $14.083       $8.707       341,061
                                                            2009        $8.707      $10.790       277,165
                                                            2010       $10.790      $11.795       214,576
----------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                            2004       $10.000      $11.511        36,969
                                                            2005       $11.511      $12.468       860,022
                                                            2006       $12.468      $14.887     1,019,766
                                                            2007       $14.887      $16.896       920,177
                                                            2008       $16.896       $9.903       467,082
                                                            2009        $9.903      $13.342       349,030
                                                            2010       $13.342      $14.220       270,180
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
 FORMERLY, GOLDMAN SACHS VIT GROWTH AND INCOME FUND
                                                            2005       $10.000      $10.517        76,141
                                                            2006       $10.517      $12.680       154,410
                                                            2007       $12.680      $12.497       172,441
                                                            2008       $12.497       $8.143       125,940
                                                            2009        $8.143       $9.472       102,650
                                                            2010        $9.472      $10.355        77,343
----------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                            2005       $10.000      $11.370       121,130
                                                            2006       $11.370      $12.985       141,849
                                                            2007       $12.985      $13.104       125,334
                                                            2008       $13.104       $8.152        93,609
                                                            2009        $8.152      $10.672        83,346
                                                            2010       $10.672      $13.114        67,253

                              134     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                  Number of
                                                                       Accumulation Accumulation    Units
                                                          For the Year  Unit Value   Unit Value  Outstanding
                                                             Ending    at Beginning    at End      at End
Sub-Accounts                                              December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                              2005       $10.000      $11.336      303,063
                                                              2006       $11.336      $12.513      551,622
                                                              2007       $12.513      $10.244      540,006
                                                              2008       $10.244       $6.663      417,070
                                                              2009        $6.663       $8.363      330,031
                                                              2010        $8.363      $10.698      228,901
------------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                              2005       $10.000      $11.265      108,569
                                                              2006       $11.265      $12.502      255,308
                                                              2007       $12.502      $12.001      267,974
                                                              2008       $12.001       $7.488      236,625
                                                              2009        $7.488       $8.918      199,427
                                                              2010        $8.918       $9.893      158,663
------------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                              2003       $10.000      $12.887       29,372
                                                              2004       $12.887      $14.042       99,790
                                                              2005       $14.042      $14.555      111,926
                                                              2006       $14.555      $16.162      105,994
                                                              2007       $16.162      $16.104       77,794
                                                              2008       $16.104       $7.614       77,108
                                                              2009        $7.614      $11.059       68,921
                                                              2010       $11.059      $11.627       61,971
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                              2003       $10.000      $12.234       12,830
                                                              2004       $12.234      $12.789       21,060
                                                              2005       $12.789      $13.652       20,111
                                                              2006       $13.652      $14.235       19,172
                                                              2007       $14.235      $15.635       12,902
                                                              2008       $15.635       $8.819        9,631
                                                              2009        $8.819      $10.466        5,685
                                                              2010       $10.466      $11.854        4,182
------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                              2004       $10.000      $10.797       21,750
                                                              2005       $10.797      $11.386       58,290
                                                              2006       $10.000      $10.775       21,343
                                                              2007       $10.775      $11.426       15,644
                                                              2008       $11.426       $7.827        8,455
                                                              2009        $7.827       $9.848       13,233
                                                              2010        $9.848      $10.577        9,478

                              135     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at End
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS DIVIDEND GROWTH PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $12.227       66,915
                                                                      2004       $12.227      $13.007      240,939
                                                                      2005       $13.007      $13.473      294,781
                                                                      2006       $13.473      $14.680      280,797
                                                                      2007       $14.680      $14.993      171,337
                                                                      2008       $14.993       $9.366      122,838
                                                                      2009        $9.366      $11.412      109,319
                                                                      2010       $11.412      $12.363       92,715
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS GLOBAL DIVIDEND GROWTH PORTFOLIO--
 CLASS Y
                                                                      2003       $10.000      $12.936       78,822
                                                                      2004       $12.936      $14.580      127,171
                                                                      2005       $14.580      $15.219      144,625
                                                                      2006       $15.219      $18.195      123,985
                                                                      2007       $18.195      $19.096       99,611
                                                                      2008       $19.096      $11.060       73,529
                                                                      2009       $11.060      $12.625       67,838
                                                                      2010       $12.625      $13.887       64,546
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS HIGH YIELD PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $11.301       65,540
                                                                      2004       $11.301      $12.172      163,222
                                                                      2005       $12.172      $12.197      175,113
                                                                      2006       $12.197      $13.072      142,566
                                                                      2007       $13.072      $13.351       93,648
                                                                      2008       $13.351      $10.081       62,827
                                                                      2009       $10.081      $14.298       47,661
                                                                      2010       $14.298      $15.456       43,081
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS INCOME BUILDER PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $11.634       21,733
                                                                      2004       $11.634      $12.664       47,530
                                                                      2005       $12.664      $13.285       54,141
                                                                      2006       $13.285      $14.885       49,117
                                                                      2007       $14.885      $15.051       36,595
                                                                      2008       $15.051      $10.884       18,279
                                                                      2009       $10.884      $13.364       15,511
                                                                      2010       $13.364      $14.733       14,674

                              136     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                        Number of
                                                                             Accumulation Accumulation    Units
                                                                For the Year  Unit Value   Unit Value  Outstanding
                                                                   Ending    at Beginning    at End      at End
Sub-Accounts                                                    December 31   of Period    of Period    of Period
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                                    2003       $10.000      $11.753         5,582
                                                                    2004       $11.753      $12.189        15,922
                                                                    2005       $12.189      $12.626        20,572
                                                                    2006       $11.386      $12.424        52,964
                                                                    2007       $12.424      $13.346        45,968
                                                                    2008       $13.346       $9.357        29,739
                                                                    2009        $9.357      $11.946        22,776
                                                                    2010       $11.946      $13.362        19,849
------------------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS S&P 500 INDEX PORTFOLIO--CLASS Y
                                                                    2003       $10.000      $12.081       103,071
                                                                    2004       $12.081      $13.099       207,780
                                                                    2005       $13.099      $13.449       360,938
                                                                    2006       $13.449      $15.234       490,716
                                                                    2007       $15.234      $15.725       473,195
                                                                    2008       $15.725       $9.698       399,210
                                                                    2009        $9.698      $12.018       347,195
                                                                    2010       $12.018      $13.539       268,847
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                    2003       $10.000      $11.821        67,081
                                                                    2004       $11.821      $12.409       101,974
                                                                    2005       $12.409      $13.132       176,876
                                                                    2006       $13.132      $13.249       193,340
                                                                    2007       $13.249      $15.192       158,278
                                                                    2008       $15.192       $7.600       100,605
                                                                    2009        $7.600      $12.376        78,391
                                                                    2010       $12.376      $14.547        60,020
------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                    2003       $10.000      $12.491       286,089
                                                                    2004       $12.491      $14.421       699,495
                                                                    2005       $14.421      $14.760     1,601,297
                                                                    2006       $14.760      $16.840     1,655,939
                                                                    2007       $16.840      $16.168     1,404,832
                                                                    2008       $16.168      $10.204       899,592
                                                                    2009       $10.204      $12.881       722,463
                                                                    2010       $12.881      $14.652       585,755

                              137     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at End
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $11.590       31,795
                                                                         2004       $11.590      $12.707      121,831
                                                                         2005       $12.707      $13.415      355,800
                                                                         2006       $13.415      $14.847      514,333
                                                                         2007       $14.847      $15.086      413,713
                                                                         2008       $15.086      $11.467      270,176
                                                                         2009       $11.467      $13.808      201,195
                                                                         2010       $13.808      $15.208      151,369
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.390      176,200
                                                                         2004       $12.390      $13.900      319,496
                                                                         2005       $13.900      $14.994      548,723
                                                                         2006       $14.994      $17.096      594,846
                                                                         2007       $17.096      $17.230      512,719
                                                                         2008       $17.230      $11.482      375,128
                                                                         2009       $11.482      $14.010      312,086
                                                                         2010       $14.010      $15.452      248,674
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
 FORMERLY, UIF INTERNATIONAL GROWTH EQUITY PORTFOLIO, CLASS II
                                                                         2006       $10.000      $10.731      110,844
                                                                         2007       $10.731      $12.054      125,536
                                                                         2008       $12.054       $6.100      137,445
                                                                         2009        $6.100       $8.188      122,981
                                                                         2010        $8.188       $8.846      105,229
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.829       14,674
                                                                         2004       $12.829      $14.490       22,291
                                                                         2005       $14.490      $15.829       23,151
                                                                         2006       $15.829      $16.329       22,049
                                                                         2007       $16.329      $18.876       13,222
                                                                         2008       $18.876       $9.866        7,991
                                                                         2009        $9.866      $15.167        4,547
                                                                         2010       $15.167      $18.977        4,031
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                         2003       $10.000      $13.372       88,639
                                                                         2004       $13.372      $15.056      199,551
                                                                         2005       $15.056      $16.600      428,687
                                                                         2006       $16.600      $19.686      494,479
                                                                         2007       $19.686      $20.850      407,795
                                                                         2008       $20.850      $12.007      304,971
                                                                         2009       $12.007      $16.427      236,510
                                                                         2010       $16.427      $19.732      186,104

                              138     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at End
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS--GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.474        6,583
                                                                  2004       $11.474      $13.568       31,117
                                                                  2005       $13.568      $15.254       42,719
                                                                  2006       $15.254      $18.000       35,485
                                                                  2007       $18.000      $21.241       21,779
                                                                  2008       $21.241      $13.897       14,062
                                                                  2009       $13.897      $16.235       14,827
                                                                  2010       $16.235      $17.038       16,061
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.201        6,634
                                                                  2004       $12.201      $13.491       10,689
                                                                  2005       $13.491      $16.278       21,194
                                                                  2006       $16.278      $17.226       26,698
                                                                  2007       $17.226      $20.216       22,494
                                                                  2008       $20.216      $10.136       10,781
                                                                  2009       $10.136      $16.846       11,010
                                                                  2010       $16.846      $20.823       10,083
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.852       46,977
                                                                  2004       $11.852      $12.918      184,114
                                                                  2005       $12.918      $14.973      279,675
                                                                  2006       $14.973      $15.297      435,170
                                                                  2007       $15.297      $17.930      347,503
                                                                  2008       $17.930       $9.210      282,038
                                                                  2009        $9.210      $15.470      217,547
                                                                  2010       $15.470      $19.380      154,281
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.656       15,404
                                                                  2004       $12.656      $13.995       35,187
                                                                  2005       $13.995      $14.909       39,213
                                                                  2006       $14.909      $19.037       25,159
                                                                  2007       $19.037      $21.585       17,986
                                                                  2008       $21.585      $12.128        8,493
                                                                  2009       $12.128      $15.192        6,505
                                                                  2010       $15.192      $15.975        6,524
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.568       11,186
                                                                  2004       $12.568      $13.874       16,323
                                                                  2005       $13.874      $14.519       16,425
                                                                  2006       $14.519      $16.894       14,916
                                                                  2007       $16.894      $19.377       11,065
                                                                  2008       $19.377      $10.675        8,445
                                                                  2009       $10.675      $10.194            0

                              139     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at End
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                            2003       $10.000      $10.283       184,686
                                                            2004       $10.283      $10.622       643,073
                                                            2005       $10.622      $10.764     1,462,440
                                                            2006       $10.764      $11.148     1,916,928
                                                            2007       $11.148      $11.586     1,666,801
                                                            2008       $11.586      $10.353     1,135,993
                                                            2009       $10.353      $12.447       990,914
                                                            2010       $12.447      $13.339       784,873
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.991       206,331
                                                            2004        $9.991       $9.937       413,637
                                                            2005        $9.937       $9.917       657,808
                                                            2006        $9.917      $10.143       667,110
                                                            2007       $10.143      $10.249       522,713
                                                            2008       $10.249       $8.543       396,358
                                                            2009        $8.543       $8.865       347,249
                                                            2010        $8.865       $8.909       289,396
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.909       108,929
                                                            2004        $9.909       $9.802       428,989
                                                            2005        $9.802       $9.881       701,011
                                                            2006        $9.881      $10.137       795,045
                                                            2007       $10.137      $10.430       721,750
                                                            2008       $10.430      $10.479       651,907
                                                            2009       $10.479      $10.303       399,239
                                                            2010       $10.303      $10.130       358,976
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                            2003       $10.000      $12.001        70,971
                                                            2004       $12.001      $12.992       147,140
                                                            2005       $12.992      $13.803       196,467
                                                            2006       $13.803      $15.572       247,410
                                                            2007       $15.572      $16.589       178,415
                                                            2008       $16.589      $12.362       128,309
                                                            2009       $12.362      $14.515       104,362
                                                            2010       $14.515      $15.197        76,931
----------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN TM STRATEGY PORTFOLIO--
 ADVISOR SHARES
                                                            2006       $10.000       $9.491        78,439
                                                            2007        $9.491      $11.489        78,415
                                                            2008       $11.489       $6.341        86,439
                                                            2009        $6.341       $8.829       120,701
                                                            2010        $8.829      $10.784       116,277

                              140     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.703       13,419
                                                                     2007       $10.703      $11.124       20,429
                                                                     2008       $11.124       $9.332       24,792
                                                                     2009        $9.332      $11.969       30,425
                                                                     2010       $11.969      $13.185       24,441
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.118       56,188
                                                                     2007       $10.118      $10.998      149,722
                                                                     2008       $10.998      $10.041      138,483
                                                                     2009       $10.041      $11.675      117,920
                                                                     2010       $11.675      $12.397       86,005
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.300      333,924
                                                                     2007       $10.300      $11.002      541,720
                                                                     2008       $11.002      $11.326      436,998
                                                                     2009       $11.326      $12.689      517,932
                                                                     2010       $12.689      $13.474      442,840
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000       $8.037      208,702
                                                                     2010        $8.037       $8.897      174,188
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.000      $11.311       50,397
                                                                     2004       $11.311      $12.033       50,051
                                                                     2005       $12.033      $12.303      295,949
                                                                     2006       $12.303      $13.538       78,718
                                                                     2007       $13.538      $13.435       42,032
                                                                     2008       $13.435       $7.829       30,400
                                                                     2009        $7.829       $9.669       29,381
                                                                     2010        $9.669      $10.535       21,966
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                                     2003       $10.000      $12.285       28,104
                                                                     2004       $12.285      $13.419       34,565
                                                                     2005       $13.419      $13.883       45,145
                                                                     2006       $13.883      $15.820       30,417
                                                                     2007       $15.820      $14.612       26,162
                                                                     2008       $14.612       $8.806       13,522
                                                                     2009        $8.806      $11.238       13,276
                                                                     2010       $11.238      $12.637        8,470

                              141     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at End
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.000      $12.654       57,292
                                                   2004       $12.654      $14.455      104,567
                                                   2005       $14.455      $15.945      199,020
                                                   2006       $15.945      $20.022      301,515
                                                   2007       $20.022      $21.328      267,807
                                                   2008       $21.328      $11.752      200,134
                                                   2009       $11.752      $14.399      173,859
                                                   2010       $14.399      $15.575      129,035
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.000      $12.151        1,120
                                                   2004       $12.151      $13.455        1,114
                                                   2005       $13.455      $14.394        1,108
                                                   2006       $14.394      $16.123          192
                                                   2007       $16.123      $15.030          191
                                                   2008       $15.030       $8.932          189
                                                   2009        $8.932      $11.488          187
                                                   2010       $11.488      $12.866          185
-------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                   2005       $10.000      $10.918      162,309
                                                   2006       $10.918      $12.453      324,998
                                                   2007       $12.453      $11.643      289,114
                                                   2008       $11.643       $6.323      250,595
                                                   2009        $6.323       $5.953            0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2003       $10.000      $11.720       44,404
                                                   2004       $11.720      $12.102       93,142
                                                   2005       $12.102      $12.575      148,490
                                                   2006       $12.575      $13.035      154,681
                                                   2007       $13.035      $13.521      111,462
                                                   2008       $13.521       $8.370       90,140
                                                   2009        $8.370      $13.486       66,820
                                                   2010       $13.486      $16.016       50,759
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $11.683       51,300
                                                   2004       $11.683      $12.339      103,097
                                                   2005       $12.339      $14.009      105,569
                                                   2006       $14.009      $14.298       73,771
                                                   2007       $14.298      $17.100       40,684
                                                   2008       $17.100       $8.515       31,807
                                                   2009        $8.515      $13.824       29,106
                                                   2010       $13.824      $16.664       19,742

                              142     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at End
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                     2003       $10.000      $11.288        9,598
                                                     2004       $11.288      $12.216       69,282
                                                     2005       $12.216      $13.468      111,007
                                                     2006       $13.468      $14.671       95,830
                                                     2007       $14.671      $15.344       62,789
                                                     2008       $15.344      $12.825       38,419
                                                     2009       $12.825      $16.405       25,051
                                                     2010       $16.405      $17.699       17,996
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                     2003       $10.000      $14.872       15,373
                                                     2004       $14.872      $17.983       39,200
                                                     2005       $17.983      $23.650      293,630
                                                     2006       $23.650      $31.893      369,132
                                                     2007       $31.893      $44.036      317,054
                                                     2008       $44.036      $18.726      165,074
                                                     2009       $18.726      $31.319      122,124
                                                     2010       $31.319      $36.624       81,377
---------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                     2003       $10.000      $12.217       64,033
                                                     2004       $12.217      $13.545      234,429
                                                     2005       $13.545      $14.911      673,072
                                                     2006       $14.911      $17.813      953,357
                                                     2007       $17.813      $19.223      887,941
                                                     2008       $19.223      $13.429      700,311
                                                     2009       $13.429      $17.105      580,432
                                                     2010       $17.105      $19.178      264,878
---------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.584       66,608
                                                     2004       $13.584      $15.885      104,445
                                                     2005       $15.885      $17.630      105,122
                                                     2006       $17.630      $19.384       84,445
                                                     2007       $19.384      $19.619       39,071
                                                     2008       $19.619      $11.488       30,629
                                                     2009       $11.488      $16.562       22,825
                                                     2010       $16.562      $20.606       19,551
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.080       56,943
                                                     2004       $13.080      $15.621      107,152
                                                     2005       $15.621      $18.015      468,020
                                                     2006       $18.015      $19.329      587,636
                                                     2007       $19.329      $23.297      505,179
                                                     2008       $23.297      $12.180      275,791
                                                     2009       $12.180      $18.844      202,880
                                                     2010       $18.844      $24.504      148,110

                              143     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

                                BASIC CONTRACT

                           MORTALITY & EXPENSE = 1.5

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at End
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                              2003       $10.000      $12.750       61,183
                                              2004       $12.750      $17.057      172,705
                                              2005       $17.057      $19.578      246,519
                                              2006       $19.578      $26.499      221,922
                                              2007       $26.499      $21.549      176,152
                                              2008       $21.549      $13.122      143,148
                                              2009       $13.122      $16.576      108,273
                                              2010       $16.576      $21.108       83,837

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 1.50% and an administration expense charge of 0.19%.

                              144     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at end
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH AND INCOME PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.204       7,429
                                                                  2004       $12.204      $13.222      13,342
                                                                  2005       $13.222      $13.473      17,762
                                                                  2006       $13.473      $15.354      14,584
                                                                  2007       $15.354      $15.681      14,359
                                                                  2008       $15.681       $9.058       9,079
                                                                  2009        $9.058      $10.619       8,892
                                                                  2010       $10.619      $11.669       7,903
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $12.369       5,816
                                                                  2004       $12.369      $13.800      16,835
                                                                  2005       $13.800      $15.008      10,239
                                                                  2006       $15.008      $14.439      13,771
                                                                  2007       $14.439      $15.843       9,151
                                                                  2008       $15.843       $8.858       7,354
                                                                  2009        $8.858      $11.465       7,307
                                                                  2010       $11.465      $12.821       7,206
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS INTERNATIONAL VALUE PORTFOLIO--CLASS B
                                                                  2005       $10.000      $11.797       9,446
                                                                  2006       $11.797      $15.528      15,798
                                                                  2007       $15.528      $15.968      19,309
                                                                  2008       $15.968       $7.266       9,170
                                                                  2009        $7.266       $9.510       4,424
                                                                  2010        $9.510       $9.662       4,460
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS LARGE CAP GROWTH PORTFOLIO--CLASS B
                                                                  2003       $10.000      $11.410       3,318
                                                                  2004       $11.410      $12.042       4,534
                                                                  2005       $12.042      $13.472       6,063
                                                                  2006       $13.472      $13.040       6,062
                                                                  2007       $13.040      $14.429       5,877
                                                                  2008       $14.429       $8.458       5,876
                                                                  2009        $8.458      $11.296       4,936
                                                                  2010       $11.296      $12.086       4,308
----------------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS SMALL/MID CAP VALUE PORTFOLIO--CLASS B
                                                                  2003       $10.000      $13.521       6,234
                                                                  2004       $13.521      $15.684      11,695
                                                                  2005       $15.684      $16.292      12,398
                                                                  2006       $16.292      $18.125      20,551
                                                                  2007       $18.125      $17.923      19,903
                                                                  2008       $17.923      $11.217      11,021
                                                                  2009       $11.217      $15.587       9,368
                                                                  2010       $15.587      $19.222       7,286

                              145     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at end
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS UTILITY INCOME PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.881           0
                                                             2006       $10.881      $13.091       4,381
                                                             2007       $13.091      $15.560       5,000
                                                             2008       $15.560       $9.586       4,780
                                                             2009        $9.586      $10.285           0
-----------------------------------------------------------------------------------------------------------
ALLIANCEBERNSTEIN VPS VALUE PORTFOLIO--CLASS B
                                                             2005       $10.000      $10.662       1,874
                                                             2006       $10.662      $12.571      20,333
                                                             2007       $12.571      $11.733       3,520
                                                             2008       $11.733       $6.741       2,806
                                                             2009        $6.741       $7.948       2,613
                                                             2010        $7.948       $8.627       2,355
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP CONTRAFUND PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.812       6,639
                                                             2006       $11.812      $12.822      18,110
                                                             2007       $12.822      $14.649      15,101
                                                             2008       $14.649       $8.177       7,743
                                                             2009        $8.177      $10.791       7,100
                                                             2010       $10.791      $12.291       7,165
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP GROWTH & INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $11.016       2,529
                                                             2006       $11.016      $12.111       2,146
                                                             2007       $12.111      $13.194       2,099
                                                             2008       $13.194       $7.467       1,848
                                                             2009        $7.467       $9.239       1,636
                                                             2010        $9.239      $10.309       1,453
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP HIGH INCOME PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $10.405         249
                                                             2006       $10.405      $11.254           0
                                                             2007       $11.254      $11.240           0
                                                             2008       $11.240       $8.196           0
                                                             2009        $8.196      $11.454           0
                                                             2010       $11.454      $12.683           0
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MID CAP PORTFOLIO--SERVICE CLASS 2
                                                             2005       $10.000      $12.029           0
                                                             2006       $12.029      $13.172       5,260
                                                             2007       $13.172      $14.796       7,956
                                                             2008       $14.796       $8.704       2,971
                                                             2009        $8.704      $11.849       2,770
                                                             2010       $11.849      $14.841       2,544

                              146     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                 Number of
                                                                      Accumulation Accumulation    Units
                                                         For the Year  Unit Value   Unit Value  Outstanding
                                                            Ending    at Beginning    at End      at end
Sub-Accounts                                             December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------
FIDELITY VIP MONEY MARKET PORTFOLIO--SERVICE CLASS 2
                                                             2006       $10.000      $10.144           0
                                                             2007       $10.144      $10.370       5,931
                                                             2008       $10.370      $10.381       5,928
                                                             2009       $10.381      $10.160       8,066
                                                             2010       $10.160       $9.904       8,058
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN FLEX CAP GROWTH SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.079           0
                                                             2006       $11.079      $11.354       3,810
                                                             2007       $11.354      $12.643       3,613
                                                             2008       $12.643       $7.966       3,613
                                                             2009        $7.966      $10.318       2,610
                                                             2010       $10.318      $11.679       2,610
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN HIGH INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.623           0
                                                             2005       $10.623      $10.691           0
                                                             2006       $10.691      $11.390           0
                                                             2007       $11.390      $11.395           0
                                                             2008       $11.395       $8.505           0
                                                             2009        $8.505      $11.822       3,600
                                                             2010       $11.822      $13.043       4,654
-----------------------------------------------------------------------------------------------------------
FTVIP FRANKLIN INCOME SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $11.164           0
                                                             2005       $11.164      $11.050      20,756
                                                             2006       $11.050      $12.728      13,478
                                                             2007       $12.728      $12.862      10,456
                                                             2008       $12.862       $8.813       4,438
                                                             2009        $8.813      $11.641       4,218
                                                             2010       $11.641      $12.777       7,074
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL GLOBAL DISCOVERY SECURITIES FUND--CLASS 2
                                                             2005       $10.000      $11.304           0
                                                             2006       $11.304      $13.551           0
                                                             2007       $13.551      $14.762           0
                                                             2008       $14.762      $10.288           0
                                                             2009       $10.288      $12.358           0
                                                             2010       $12.358      $13.478           0
-----------------------------------------------------------------------------------------------------------
FTVIP MUTUAL SHARES SECURITIES FUND--CLASS 2
                                                             2004       $10.000      $10.877       1,636
                                                             2005       $10.877      $11.715       7,047
                                                             2006       $11.715      $13.510       6,203
                                                             2007       $13.510      $13.616      17,832
                                                             2008       $13.616       $8.341       9,681
                                                             2009        $8.341      $10.241      10,310
                                                             2010       $10.241      $11.093      10,527

                              147     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                             Number of
                                                                  Accumulation Accumulation    Units
                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                        Ending    at Beginning    at End      at end
Sub-Accounts                                         December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------
FTVIP TEMPLETON FOREIGN SECURITIES FUND--CLASS 2
                                                         2004       $10.000      $11.441         410
                                                         2005       $11.441      $12.279       2,533
                                                         2006       $12.279      $14.527       2,484
                                                         2007       $14.527      $16.336       2,216
                                                         2008       $16.336       $9.487       2,125
                                                         2009        $9.487      $12.665       1,313
                                                         2010       $12.665      $13.374       1,321
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT LARGE CAP VALUE FUND
 FORMERLY, GOLDMAN SACHS VIT GROWTH AND INCOME FUND
                                                         2005       $10.000      $10.453       2,234
                                                         2006       $10.453      $12.487       2,533
                                                         2007       $12.487      $12.193       2,505
                                                         2008       $12.193       $7.873       2,277
                                                         2009        $7.873       $9.074       2,048
                                                         2010        $9.074       $9.828       1,809
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT MID CAP VALUE FUND
                                                         2005       $10.000      $11.300       1,182
                                                         2006       $11.300      $12.788       1,177
                                                         2007       $12.788      $12.785       1,172
                                                         2008       $12.785       $7.881       1,166
                                                         2009        $7.881      $10.222       1,160
                                                         2010       $10.222      $12.448       1,155
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED SMALL CAP EQUITY FUND
                                                         2005       $10.000      $11.267       5,369
                                                         2006       $11.267      $12.323         215
                                                         2007       $12.323       $9.995         391
                                                         2008        $9.995       $6.441         160
                                                         2009        $6.441       $8.011         156
                                                         2010        $8.011      $10.154         136
-------------------------------------------------------------------------------------------------------
GOLDMAN SACHS VIT STRUCTURED U.S. EQUITY FUND
                                                         2005       $10.000      $11.195       6,796
                                                         2006       $11.195      $12.312         227
                                                         2007       $12.312      $11.710         242
                                                         2008       $11.710       $7.239         162
                                                         2009        $7.239       $8.542         171
                                                         2010        $8.542       $9.390         172
-------------------------------------------------------------------------------------------------------
INVESCO V.I. BASIC VALUE FUND--SERIES II
 FORMERLY, AIM V.I. BASIC VALUE FUND--SERIES II
                                                         2003       $10.000      $12.808       7,325
                                                         2004       $12.808      $13.829       7,540
                                                         2005       $13.829      $14.203       7,400
                                                         2006       $14.203      $15.627       6,351
                                                         2007       $15.627      $15.427       4,004
                                                         2008       $15.427       $7.227       2,286
                                                         2009        $7.227      $10.401       2,023
                                                         2010       $10.401      $10.835           0

                              148     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                          Number of
                                                                               Accumulation Accumulation    Units
                                                                  For the Year  Unit Value   Unit Value  Outstanding
                                                                     Ending    at Beginning    at End      at end
Sub-Accounts                                                      December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CAPITAL APPRECIATION FUND--SERIES II
 FORMERLY, AIM V.I. CAPITAL APPRECIATION FUND--SERIES II
                                                                      2003       $10.000      $12.160       7,325
                                                                      2004       $12.160      $12.595       3,493
                                                                      2005       $12.595      $13.322       3,628
                                                                      2006       $13.322      $13.764       3,264
                                                                      2007       $13.764      $14.979       3,130
                                                                      2008       $14.979       $8.371       2,970
                                                                      2009        $8.371       $9.843       2,783
                                                                      2010        $9.843      $11.047         740
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. CORE EQUITY--SERIES II
 FORMERLY, AIM V.I. CORE EQUITY FUND--SERIES II
                                                                      2006       $10.000      $10.709         943
                                                                      2007       $10.709      $11.252         852
                                                                      2008       $11.252       $7.637         232
                                                                      2009        $7.637       $9.520         231
                                                                      2010        $9.520      $10.132         231
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS DIVIDEND GROWTH PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $12.152       9,726
                                                                      2004       $12.152      $12.809      13,250
                                                                      2005       $12.809      $13.147       9,282
                                                                      2006       $13.147      $14.194       8,259
                                                                      2007       $14.194      $14.363       8,238
                                                                      2008       $14.363       $8.890       4,299
                                                                      2009        $8.890      $10.733       4,299
                                                                      2010       $10.733      $11.522       3,859
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. GLOBAL DIVIDEND GROWTH FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS GLOBAL DIVIDEND GROWTH PORTFOLIO--
 CLASS Y
                                                                      2003       $10.000      $12.857       5,126
                                                                      2004       $12.857      $14.359      15,771
                                                                      2005       $14.359      $14.851      10,533
                                                                      2006       $14.851      $17.593      11,598
                                                                      2007       $17.593      $18.294      11,832
                                                                      2008       $18.294      $10.498      11,267
                                                                      2009       $10.498      $11.874      10,238
                                                                      2010       $11.874      $12.941       8,822
--------------------------------------------------------------------------------------------------------------------
INVESCO V.I. HIGH YIELD SECURITIES FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS HIGH YIELD PORTFOLIO--CLASS Y
                                                                      2003       $10.000      $11.232       5,462
                                                                      2004       $11.232      $11.987       8,598
                                                                      2005       $11.987      $11.902       7,542
                                                                      2006       $11.902      $12.639       6,543
                                                                      2007       $12.639      $12.790       6,326
                                                                      2008       $12.790       $9.569       4,724
                                                                      2009        $9.569      $13.448       3,327
                                                                      2010       $13.448      $14.404       2,616

                              149     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at end
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. INCOME BUILDER FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS INCOME BUILDER PORTFOLIO--CLASS Y
                                                                     2003       $10.000      $11.563       3,527
                                                                     2004       $11.563      $12.471       4,145
                                                                     2005       $12.471      $12.964       4,121
                                                                     2006       $12.964      $14.392       2,203
                                                                     2007       $14.392      $14.419       2,185
                                                                     2008       $14.419      $10.331         540
                                                                     2009       $10.331      $12.569         537
                                                                     2010       $12.569      $13.730         527
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. MID CAP CORE EQUITY FUND--SERIES II
 FORMERLY, AIM V.I. MID CAP CORE EQUITY FUND--SERIES II
                                                                     2004       $10.000      $10.730           0
                                                                     2005       $10.730      $11.213           0
                                                                     2006       $11.213      $12.123           0
                                                                     2007       $12.123      $12.904           0
                                                                     2008       $12.904       $8.964           0
                                                                     2009        $8.964      $11.339           0
                                                                     2010       $11.339      $12.567           0
-------------------------------------------------------------------------------------------------------------------
INVESCO V.I. S&P 500 INDEX FUND--SERIES II
 FORMERLY, MORGAN STANLEY VIS S&P 500 INDEX PORTFOLIO--CLASS Y
                                                                     2003       $10.000      $12.007      10,343
                                                                     2004       $12.007      $12.900      11,431
                                                                     2005       $12.900      $13.124      15,174
                                                                     2006       $13.124      $14.730      18,338
                                                                     2007       $14.730      $15.064      15,588
                                                                     2008       $15.064       $9.205      12,007
                                                                     2009        $9.205      $11.303      11,472
                                                                     2010       $11.303      $12.617      11,274
-------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. CAPITAL GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT CAPITAL GROWTH PORTFOLIO, CLASS II
                                                                     2003       $10.000      $11.749       9,005
                                                                     2004       $11.749      $12.220      12,541
                                                                     2005       $12.220      $12.814      12,307
                                                                     2006       $12.814      $12.811      10,564
                                                                     2007       $12.811      $14.554       5,242
                                                                     2008       $14.554       $7.213       1,120
                                                                     2009        $7.213      $11.639       1,120
                                                                     2010       $11.639      $13.556          38

                              150     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                             Number of
                                                                                  Accumulation Accumulation    Units
                                                                     For the Year  Unit Value   Unit Value  Outstanding
                                                                        Ending    at Beginning    at End      at end
Sub-Accounts                                                         December 31   of Period    of Period    of Period
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. COMSTOCK FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT COMSTOCK PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.415      54,058
                                                                         2004       $12.415      $14.201      67,986
                                                                         2005       $14.201      $14.403      63,782
                                                                         2006       $14.403      $16.282      44,758
                                                                         2007       $16.282      $15.489      44,340
                                                                         2008       $15.489       $9.686      37,134
                                                                         2009        $9.686      $12.115      34,739
                                                                         2010       $12.115      $13.654      26,921
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. EQUITY AND INCOME FUND--SERIES II
 FORMERLY, UIF EQUITY AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $11.519       4,613
                                                                         2004       $11.519      $12.514       6,479
                                                                         2005       $12.514      $13.090       4,656
                                                                         2006       $13.090      $14.356       3,982
                                                                         2007       $14.356      $14.452       3,982
                                                                         2008       $14.452      $10.884       3,982
                                                                         2009       $10.884      $12.987       3,982
                                                                         2010       $12.987      $14.173       5,681
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. GROWTH AND INCOME FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT GROWTH AND INCOME PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.314      10,194
                                                                         2004       $12.314      $13.689      22,591
                                                                         2005       $13.689      $14.631      25,043
                                                                         2006       $14.631      $16.530      23,686
                                                                         2007       $16.530      $16.506      18,625
                                                                         2008       $16.506      $10.899      17,211
                                                                         2009       $10.899      $13.176      15,190
                                                                         2010       $13.176      $14.400      12,800
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. INTERNATIONAL GROWTH EQUITY FUND--SERIES II
 FORMERLY, UIF INTERNATIONAL GROWTH EQUITY PORTFOLIO, CLASS II
                                                                         2006       $10.000      $10.665           0
                                                                         2007       $10.665      $11.869       1,317
                                                                         2008       $11.869       $5.951       1,300
                                                                         2009        $5.951       $7.915       1,164
                                                                         2010        $7.915       $8.474       1,154
-----------------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP GROWTH FUND--SERIES II
 FORMERLY, VAN KAMPEN LIT MID CAP GROWTH PORTFOLIO, CLASS II
                                                                         2003       $10.000      $12.750       4,072
                                                                         2004       $12.750      $14.270       4,072
                                                                         2005       $14.270      $15.446       4,218
                                                                         2006       $15.446      $15.788       4,206
                                                                         2007       $15.788      $18.083       4,220
                                                                         2008       $18.083       $9.364       4,072
                                                                         2009        $9.364      $14.264       4,072
                                                                         2010       $14.264      $17.685       4,072

                              151     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                      Number of
                                                                           Accumulation Accumulation    Units
                                                              For the Year  Unit Value   Unit Value  Outstanding
                                                                 Ending    at Beginning    at End      at end
Sub-Accounts                                                  December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------------
INVESCO VAN KAMPEN V.I. MID CAP VALUE FUND--SERIES II
 FORMERLY, UIF U.S. MID CAP VALUE PORTFOLIO, CLASS II
                                                                  2003       $10.000      $13.290       9,060
                                                                  2004       $13.290      $14.827      15,617
                                                                  2005       $14.827      $16.199      13,461
                                                                  2006       $16.199      $19.035      12,152
                                                                  2007       $19.035      $19.975      11,997
                                                                  2008       $19.975      $11.397       9,148
                                                                  2009       $11.397      $15.450       9,100
                                                                  2010       $15.450      $18.388       8,178
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS--GLOBAL INFRASTRUCTURE PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.404       4,063
                                                                  2004       $11.404      $13.362       5,082
                                                                  2005       $13.362      $14.885       2,882
                                                                  2006       $14.885      $17.405          87
                                                                  2007       $17.405      $20.349          87
                                                                  2008       $20.349      $13.192          87
                                                                  2009       $13.192      $15.270          87
                                                                  2010       $15.270      $15.878          86
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS AGGRESSIVE EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.126         975
                                                                  2004       $12.126      $13.286       2,497
                                                                  2005       $13.286      $15.884       2,217
                                                                  2006       $15.884      $16.656       2,744
                                                                  2007       $16.656      $19.367       2,507
                                                                  2008       $19.367       $9.621       2,256
                                                                  2009        $9.621      $15.844       2,047
                                                                  2010       $15.844      $19.405         314
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS CAPITAL OPPORTUNITIES PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $11.780       8,629
                                                                  2004       $11.780      $12.721       6,633
                                                                  2005       $12.721      $14.611       9,698
                                                                  2006       $14.611      $14.791      11,219
                                                                  2007       $14.791      $17.177      10,970
                                                                  2008       $17.177       $8.742       4,936
                                                                  2009        $8.742      $14.550       3,635
                                                                  2010       $14.550      $18.061       3,852
----------------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS EUROPEAN EQUITY PORTFOLIO--CLASS Y
                                                                  2003       $10.000      $12.579       2,328
                                                                  2004       $12.579      $13.782       3,942
                                                                  2005       $13.782      $14.548       3,757
                                                                  2006       $14.548      $18.407       3,535
                                                                  2007       $18.407      $20.679       1,743
                                                                  2008       $20.679      $11.512       1,800
                                                                  2009       $11.512      $14.288         324
                                                                  2010       $14.288      $14.887           0

                              152     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                Number of
                                                                     Accumulation Accumulation    Units
                                                        For the Year  Unit Value   Unit Value  Outstanding
                                                           Ending    at Beginning    at End      at end
Sub-Accounts                                            December 31   of Period    of Period    of Period
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS GLOBAL ADVANTAGE PORTFOLIO--CLASS Y
                                                            2003       $10.000      $12.492       1,841
                                                            2004       $12.492      $13.663       1,851
                                                            2005       $13.663      $14.168       1,841
                                                            2006       $14.168      $16.334       1,807
                                                            2007       $16.334      $18.563       1,798
                                                            2008       $18.563      $10.133       1,782
                                                            2009       $10.133       $9.648           0
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS INCOME PLUS PORTFOLIO--CLASS Y
                                                            2003       $10.000      $10.220      13,208
                                                            2004       $10.220      $10.460      30,413
                                                            2005       $10.460      $10.504      27,233
                                                            2006       $10.504      $10.779      29,123
                                                            2007       $10.779      $11.100      28,661
                                                            2008       $11.100       $9.827      21,062
                                                            2009        $9.827      $11.707      17,702
                                                            2010       $11.707      $12.431      14,477
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS LIMITED DURATION PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.930      28,903
                                                            2004        $9.930       $9.786      45,574
                                                            2005        $9.786       $9.677      46,747
                                                            2006        $9.677       $9.807      22,019
                                                            2007        $9.807       $9.819      21,492
                                                            2008        $9.819       $8.109      20,130
                                                            2009        $8.109       $8.338      17,348
                                                            2010        $8.338       $8.302      12,482
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS MONEY MARKET PORTFOLIO--CLASS Y
                                                            2003       $10.000       $9.848          34
                                                            2004        $9.848       $9.652       3,303
                                                            2005        $9.652       $9.641       3,661
                                                            2006        $9.641       $9.801      18,115
                                                            2007        $9.801       $9.992       5,039
                                                            2008        $9.992       $9.946      11,716
                                                            2009        $9.946       $9.690      10,603
                                                            2010        $9.690       $9.440       1,223
----------------------------------------------------------------------------------------------------------
MORGAN STANLEY VIS STRATEGIST PORTFOLIO--CLASS Y
                                                            2003       $10.000      $11.928       4,574
                                                            2004       $11.928      $12.794      11,396
                                                            2005       $12.794      $13.469      10,665
                                                            2006       $13.469      $15.056      13,938
                                                            2007       $15.056      $15.893      14,434
                                                            2008       $15.893      $11.734      14,324
                                                            2009       $11.734      $13.652      13,966
                                                            2010       $13.652      $14.163      12,523

                              153     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                                         Number of
                                                                              Accumulation Accumulation    Units
                                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                                    Ending    at Beginning    at End      at end
Sub-Accounts                                                     December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT COMMODITYREALRETURN TM STRATEGY PORTFOLIO--
 ADVISOR SHARES
                                                                     2006       $10.000       $9.432           0
                                                                     2007        $9.432      $11.313           0
                                                                     2008       $11.313       $6.187           0
                                                                     2009        $6.187       $8.535           0
                                                                     2010        $8.535      $10.330           0
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT EMERGING MARKETS BOND PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.637           0
                                                                     2007       $10.637      $10.954           0
                                                                     2008       $10.954       $9.105           0
                                                                     2009        $9.105      $11.571           0
                                                                     2010       $11.571      $12.630           0
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT REAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.056           0
                                                                     2007       $10.056      $10.830           0
                                                                     2008       $10.830       $9.797           0
                                                                     2009        $9.797      $11.287           0
                                                                     2010       $11.287      $11.875           0
-------------------------------------------------------------------------------------------------------------------
PIMCO VIT TOTAL RETURN PORTFOLIO--ADVISOR SHARES
                                                                     2006       $10.000      $10.237           0
                                                                     2007       $10.237      $10.834           0
                                                                     2008       $10.834      $11.051           0
                                                                     2009       $11.051      $12.267       4,524
                                                                     2010       $12.267      $12.907       6,291
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT EQUITY INCOME FUND--CLASS IB
                                                                     2009       $10.000       $7.698         109
                                                                     2010        $7.698       $8.444         110
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GEORGE PUTNAM BALANCED FUND--CLASS IB
 FORMERLY, PUTNAM VT THE GEORGE PUTNAM FUND OF BOSTON--CLASS IB
                                                                     2003       $10.000      $11.242       2,556
                                                                     2004       $11.242      $11.850       2,552
                                                                     2005       $11.850      $12.005       2,548
                                                                     2006       $12.005      $13.089       2,544
                                                                     2007       $13.089      $12.870       2,539
                                                                     2008       $12.870       $7.431         737
                                                                     2009        $7.431       $9.094         731
                                                                     2010        $9.094       $9.817           0
-------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH AND INCOME FUND--CLASS IB
                                                                     2003       $10.000      $12.210           0
                                                                     2004       $12.210      $13.215           0
                                                                     2005       $13.215      $13.547           0
                                                                     2006       $13.547      $15.297           0
                                                                     2007       $15.297      $13.999           0
                                                                     2008       $13.999       $8.359           0
                                                                     2009        $8.359      $10.570           0
                                                                     2010       $10.570      $11.777           0

                              154     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                       Number of
                                                            Accumulation Accumulation    Units
                                               For the Year  Unit Value   Unit Value  Outstanding
                                                  Ending    at Beginning    at End      at end
Sub-Accounts                                   December 31   of Period    of Period    of Period
-------------------------------------------------------------------------------------------------
PUTNAM VT INTERNATIONAL EQUITY FUND--CLASS IB
                                                   2003       $10.000      $12.577       6,690
                                                   2004       $12.577      $14.235      10,996
                                                   2005       $14.235      $15.559      10,092
                                                   2006       $15.559      $19.359      10,327
                                                   2007       $19.359      $20.432       9,971
                                                   2008       $20.432      $11.155       8,305
                                                   2009       $11.155      $13.542       7,495
                                                   2010       $13.542      $14.515       4,317
-------------------------------------------------------------------------------------------------
PUTNAM VT INVESTORS FUND--CLASS IB
                                                   2003       $10.000      $12.076           0
                                                   2004       $12.076      $13.251           0
                                                   2005       $13.251      $14.045           0
                                                   2006       $14.045      $15.589           0
                                                   2007       $15.589      $14.399           0
                                                   2008       $14.399       $8.478           0
                                                   2009        $8.478      $10.804           0
                                                   2010       $10.804      $11.990           0
-------------------------------------------------------------------------------------------------
PUTNAM VT NEW VALUE FUND--CLASS IB
                                                   2005       $10.000      $10.851         528
                                                   2006       $10.851      $12.264         130
                                                   2007       $12.264      $11.360         142
                                                   2008       $11.360       $6.113         110
                                                   2009        $6.113       $5.748           0
-------------------------------------------------------------------------------------------------
PUTNAM VT VOYAGER FUND--CLASS IB
                                                   2003       $10.000      $11.648       1,000
                                                   2004       $11.648      $11.917       1,219
                                                   2005       $11.917      $12.271       1,737
                                                   2006       $12.271      $12.603       1,733
                                                   2007       $12.603      $12.953       1,776
                                                   2008       $12.953       $7.945           0
                                                   2009        $7.945      $12.684           0
                                                   2010       $12.684      $14.925           0
-------------------------------------------------------------------------------------------------
UIF CAPITAL GROWTH PORTFOLIO, CLASS II
                                                   2003       $10.000      $11.611       6,422
                                                   2004       $11.611      $12.151       6,273
                                                   2005       $12.151      $13.670       5,131
                                                   2006       $13.670      $13.824       5,492
                                                   2007       $13.824      $16.381       5,417
                                                   2008       $16.381       $8.082       3,843
                                                   2009        $8.082      $13.002       3,774
                                                   2010       $13.002      $15.529       3,745

                              155     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                         Number of
                                                              Accumulation Accumulation    Units
                                                 For the Year  Unit Value   Unit Value  Outstanding
                                                    Ending    at Beginning    at End      at end
Sub-Accounts                                     December 31   of Period    of Period    of Period
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS DEBT PORTFOLIO, CLASS II
                                                     2003       $10.000      $11.219         819
                                                     2004       $11.219      $12.030       1,348
                                                     2005       $12.030      $13.142       1,248
                                                     2006       $13.142      $14.186       1,494
                                                     2007       $14.186      $14.700         694
                                                     2008       $14.700      $12.174         655
                                                     2009       $12.174      $15.430         638
                                                     2010       $15.430      $16.495         604
---------------------------------------------------------------------------------------------------
UIF EMERGING MARKETS EQUITY PORTFOLIO, CLASS II
                                                     2003       $10.000      $14.781           0
                                                     2004       $14.781      $17.709           6
                                                     2005       $17.709      $23.078       1,380
                                                     2006       $23.078      $30.838       2,220
                                                     2007       $30.838      $42.188       3,775
                                                     2008       $42.188      $17.775       2,348
                                                     2009       $17.775      $29.456       1,915
                                                     2010       $29.456      $34.131       1,910
---------------------------------------------------------------------------------------------------
UIF GLOBAL FRANCHISE PORTFOLIO, CLASS II
                                                     2003       $10.000      $12.143       3,320
                                                     2004       $12.143      $13.339       6,166
                                                     2005       $13.339      $14.550       7,995
                                                     2006       $14.550      $17.223       8,811
                                                     2007       $17.223      $18.416      11,096
                                                     2008       $18.416      $12.747       8,184
                                                     2009       $12.747      $16.088      10,354
                                                     2010       $16.088      $17.873       9,196
---------------------------------------------------------------------------------------------------
UIF SMALL COMPANY GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.501       1,773
                                                     2004       $13.501      $15.644       3,184
                                                     2005       $15.644      $17.203       2,113
                                                     2006       $17.203      $18.742       4,660
                                                     2007       $18.742      $18.795       7,471
                                                     2008       $18.795      $10.904       1,684
                                                     2009       $10.904      $15.577       1,682
                                                     2010       $15.577      $19.203         690
---------------------------------------------------------------------------------------------------
UIF U.S. MID CAP GROWTH PORTFOLIO, CLASS II
                                                     2003       $10.000      $13.000      10,978
                                                     2004       $13.000      $15.384      11,035
                                                     2005       $15.384      $17.579      10,793
                                                     2006       $17.579      $18.689      10,759
                                                     2007       $18.689      $22.319      11,169
                                                     2008       $22.319      $11.562      10,551
                                                     2009       $11.562      $17.723      10,423
                                                     2010       $17.723      $22.836       8,994

                              156     PROSPECTUS

           ALLSTATE VARIABLE ANNUITY--L SHARE CONTRACTS--PROSPECTUS

 ACCUMULATION UNIT VALUE AND NUMBER OF ACCUMULATION UNITS OUTSTANDING FOR EACH
                             VARIABLE SUB-ACCOUNT*

WITH THE MAV DEATH BENEFIT OPTION, THE ENHANCED BENEFICIARY PROTECTION (ANNUAL
 INCREASE) OPTION AND THE EARNINGS PROTECTION DEATH BENEFIT OPTION (AGE 71-79)

                           MORTALITY & EXPENSE = 2.4

                                                                                  Number of
                                                       Accumulation Accumulation    Units
                                          For the Year  Unit Value   Unit Value  Outstanding
                                             Ending    at Beginning    at End      at end
Sub-Accounts                              December 31   of Period    of Period    of Period
--------------------------------------------------------------------------------------------
UIF U.S. REAL ESTATE PORTFOLIO, CLASS II
                                              2003       $10.000      $12.672       9,699
                                              2004       $12.672      $16.797       9,204
                                              2005       $16.797      $19.105       8,525
                                              2006       $19.105      $25.622       7,469
                                              2007       $25.622      $20.644       9,257
                                              2008       $20.644      $12.456       6,778
                                              2009       $12.456      $15.590       5,036
                                              2010       $15.590      $19.671       4,970

* The Accumulation Unit Values in this table reflect a mortality and expense risk charge of 2.40% and an administration expense charge of 0.19%.

                              157     PROSPECTUS

PA195-4

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